Exhibit 10.42

LIMITED LIABILITY COMPANY AGREEMENT

OF

BR CWS 2017 Portfolio JV, LLC

A DELAWARE LIMITED LIABILITY COMPANY

DATED AS OF MARCH 22, 2017

LIMITED LIABILITY COMPANY AGREEMENT
OF
BR CWS 2017 PORTFOLIO JV, LLC

THIS LIMITED LIABILITY COMPANY AGREEMENT of BR CWS 2017 PORTFOLIO JV, LLC (“JV” or “Company”) is made and entered into and is effective as of March 9, 2017, by and between BR CWS Portfolio Member, LLC, a Delaware limited liability company (“Bluerock”), CWS 2017 Portfolio, LLC, a Delaware limited liability company (“CWS”) and CWS 2017 Portfolio PM, LLC, a Delaware limited liability company (“Promote Member”) (this “Agreement”). Capitalized terms used herein shall have the meanings ascribed to such terms in this Agreement.

Effective as of March 9, 2017, the Members, by execution of this Agreement, hereby form the Company as a limited liability company pursuant to and in accordance with the Delaware Limited Liability Company Act (6 Del. C. §18-101 et seq.), as amended from time to time (the “Act”), and this Agreement; and the Members hereby agree as follows:

Section 1.	Definitions. As used in this Agreement:

“Act” shall have the meaning provided in the second paragraph of this Agreement.

“Additional Capital Contributions” shall mean the additional Capital Contributions made by a Member pursuant to the terms of Section 5.2(a).

“Affiliate” shall mean with respect to any Person (i) more than ten percent (10%) of the issued and outstanding stock of which, or more than ten percent (10%) of the ownership interests of which, is owned, directly or indirectly, by a Person, including a Member, (ii) that now or hereafter owns, directly or indirectly, more than a ten percent (10%) ownership interest in a Person, including the Company or in any Member, (iii) any agent, trustee, officer, director, employee, partner, member, manager or shareholder or member of the family of such Person (or any member of the family of any such agent, trustee, officer, director, employee, partner, member, manager or shareholder) or (iv) any corporation, partnership, limited liability company, trust or other entity that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. The term “family” shall be deemed to include spouses, children, parents, brothers and sisters, and the spouse, children, parents, brothers and sisters of such spouse’s children, parents, brothers and sisters.

“Agreed Upon Value” shall mean the fair market value (net of any liability secured by any such property that the Company assumes or takes subject to) agreed upon pursuant to a written agreement between the Members of property contributed by a Member to the capital of the Company, which shall for all purposes hereunder be deemed to be the amount of the Capital Contribution applicable to such property contributed.

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“Agreement” shall mean this Limited Liability Company Agreement, as amended from time to time.

“Alternate Structure” shall have the meaning set forth in Section 15.1(h).

“Applicable Adjustment Percentage” shall have the meaning set forth in Section 5.2(b)(3).

“Bankruptcy Code” shall mean Title 11 of the United States Code, as amended or any other applicable bankruptcy or insolvency statute or similar law.

“Bankruptcy/Dissolution Event” shall mean, with respect to the affected party, (i) the entry of an Order for Relief under the Bankruptcy Code, (ii) the admission by such party of its inability to pay its debts as they mature, (iii) the making by it of an assignment for the benefit of creditors generally, (iv) the filing by it of a petition in bankruptcy or a petition for relief under the Bankruptcy Code or any other applicable federal or state bankruptcy or insolvency statute or any similar law, (v) the expiration of sixty (60) days after the filing of an involuntary petition under the Bankruptcy Code without such petition being vacated, set aside or stayed during such period, (vi) an application by such party for the appointment of a receiver for the assets of such party, (vii) an involuntary petition seeking liquidation, reorganization, arrangement or readjustment of its debts under any other federal or state insolvency law, provided that the same shall not have been vacated, set aside or stayed within sixty (60) days after filing, (viii) the imposition of a judicial or statutory lien on all or a substantial part of its assets unless such lien is discharged or vacated or the enforcement thereof stayed within sixty (60) days after its effective date, (ix) an inability to meet its financial obligations as they accrue, or (x) a dissolution or liquidation.

“Base Management Fee” shall have the meaning provided in Section 9.7.

“Beneficial Owner” shall have the meaning provided in Section 5.7.

“Bluerock” shall have the meaning provided in the first paragraph of this Agreement.

“Bluerock Transferee” shall have the meaning set forth in Section 12.2(b)(2).

“BR Credit Support Claim” shall mean any claim by a Lender under any Credit Support arising solely from the acts or omissions of Bluerock and/or its Affiliates.

“BR Major Decisions” shall mean the following decisions, which Bluerock shall have the unilateral right to cause the Company to take, or refrain from taking, subject to the limitations set forth in Section 5.7, Section 9.7, Section 9.10, of this Agreement:

(i)	any merger, conversion or consolidation involving the Company or any Owner or the sale, lease, transfer, exchange or other disposition of any Property and/or all or substantially all of the Company’s assets, in one or a series of related transactions, and any selling, conveying or effecting any other direct or indirect transfer (excluding any direct or indirect Transfer of Interests) of any Property, Owner or other material asset of the Company or any portion thereof or the entering into of any agreement, commitment or assumption with respect to any of the foregoing (in each case, a “BR Sale”);

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(ii)	giving, granting or undertaking any options, rights of first refusal, deeds of trust, mortgages, pledges, ground leases, security or other interests in or encumbering any Property, any portion thereof or any other material assets, and amending, modifying, recasting, refinancing or replacing any financing to which the Company (except for a Default Loan) or any Owner is a party or which encumbers any Property or any portion thereof (in each case, a “BR Financing”);

(iii)	the sale, transfer or exchange of all or any portion of the Property as part of a 1031 exchange as contemplated in Section 9.2(i);

(iv)	terminating the Management Agreement for Cause or issuing a notice of default pursuant to the Management Agreement; provided, however, that any such termination shall be subject to the terms of the documents relating to the Loan and the Management Agreement; and

(v)	approving and/or adopting any Budget, including, without limitation, any Budget for an Owner.

(vi)	Entering into any corporate housing agreement with an Affiliate of CWS (the “Corporate Housing Agreement”).

For the avoidance of doubt, Due Care shall not apply to Bluerock with regard to Bluerock making any BR Major Decision, which Bluerock shall have the right to make in its sole discretion, in accordance with its own self-interest and without any duty owed to the other Members in connection therewith; provided, however, Due Care will apply to the implementation of any BR Major Decision which Bluerock has decided to undertake.

“BR REIT” shall mean Bluerock Residential Growth REIT, Inc., a Maryland corporation.

“BR Growth” shall mean Bluerock Growth Fund, LLC, a Delaware limited liability company.

“BR Growth II” shall mean Bluerock Growth Fund II, LLC, a Delaware limited liability company.

“BR SOIF II” shall mean Bluerock Special Opportunity + Income Fund II, LLC, a Delaware limited liability company.

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“BR SOIF III” shall mean Bluerock Special Opportunity + Income Fund III, LLC, a Delaware limited liability company.

“Budget” shall mean an estimate of receipts and expenditures for the operation of any Property during a Fiscal Year, including a schedule of expected apartment rentals and concessions (excluding security deposits, other refundable deposits, SureDeposits and other similar bonds) for the Fiscal Year, and an estimate of capital expenditures (as defined by generally accepted accounting principles, consistently applied), which consist of capital replacements, substitutions, repairs and additions for any Property (other than routine repairs and maintenance) for the Fiscal Year, as shall be prepared by the Property Manager and approved by any Owner as further described in Section 9.3.

“Capital Account” shall have the meaning provided in Section 5.6.

“Capital Contribution” shall mean, with respect to any Member, the aggregate amount of (i) cash, and (ii) the Agreed Upon Value of other property contributed by such Member to the capital of the Company net of any liability secured by such property that the Company assumes or takes subject to.

“Capital Proceeds” means funds of the Company arising from a Capital Transaction, less any cash which is applied to (i) the payment of costs and expenses relating to such Capital Transaction, (ii) the repayment of debt of the Company, (iii) the repair, restoration or other improvement of assets of the Company which is required under any contractual obligation of the Company in connection with such Capital Transaction, and (iv) the establishment of reserves as determined by the Management Committee. “Capital Proceeds” shall also mean any of the foregoing which are received by a Subsidiary or other Person in which the Company is a member, partner or investor or in which the Company otherwise has an interest, to the extent received by the Company as dividends or distributions.

“Capital Transaction” means the sale, financing, refinancing or similar transaction of or involving (i) any direct or indirect interest owned by the Company in any Owner, and (ii) the Property, and the payment of any condemnation awards, title insurance proceeds or casualty loss insurance proceeds (other than business interruption or rental loss insurance proceeds) received by the Company or an Owner to the extent not applied to mortgage indebtedness of the Company or an Owner, not used for reconstruction of all or any portion of the Property or not used in alleviation of a title defect.

“Cash Flow” shall mean, for any period for which Cash Flow is being calculated, gross cash receipts of the Company and any Owner (without duplication) from the ownership and operation of the Property (but excluding Capital Contributions, Capital Proceeds and loans by Members to the Company), less the following payments and expenditures: (i) all payments of operating expenses of the Company or any Owner, (ii) all payments of principal of, interest on and any other amounts due with respect to indebtedness, leases or other commitments or obligations of the Company or any Owner (including on loans by Members to the Company), (iii) all sums expended by the Company or any Owner for capital expenditures, (iv) all prepaid expenses of the Company or any Owner, and (v) all sums expended by the Company or any Owner which are otherwise capitalized.

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“Cause” shall mean any of the reasons that an Owner can terminate the Property Manager pursuant to Section 7.2 of the Management Agreement.

“Certificate of Formation” shall mean the Certificate of Formation of the Company, as amended from time to time.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, including the corresponding provisions of any successor law.

“Collateral Agreement” shall mean any agreement, instrument, document or covenant concurrently or hereafter made or entered into under, pursuant to, or in connection with this Agreement and any certifications made in connection therewith or amendment or amendments made at any time or times heretofore or hereafter to any of the same (including, without limitation, the Management Agreement.

“Company” shall mean BR CWS 2017 Portfolio JV, LLC, a Delaware limited liability company organized under the Act.

“Company Minimum Gain” shall have the meaning given to the term “partnership minimum gain” in Regulations Sections 1.704-2(b)(2) and 1.704-2(d).

“Confidential Information” shall have the meaning provided in Section 10.01.

“Controllable Expenses” shall mean all expenses, other than Uncontrollable Expenses, incurred by the Company or any Owner with respect to the Property.

“Corporate Housing Agreement” shall have the meaning set forth in the definition of BR Major Decision.

“Credit Support” means (i) an environmental indemnity, (ii) a guaranty for non-recourse carve-outs, (iii) a completion guaranty, (iv) a payment guaranty, and (v) any other guaranty, indemnity, or credit enhancement or personal liability undertaking required by a Lender.

“Credit Support Claim” shall mean collectively, any BR Credit Support Claim, CWS Credit Support Claim and Neutral Credit Support Claim. For purposes of clarification, a Credit Support Claim shall not include any claims arising solely from the gross negligence or willful misconduct of Guarantor or as a result of the breach of any net worth covenants or reporting requirements of the Guarantor contained in the Credit Support.

“CWS” shall have the meaning provided in the first paragraph of this Agreement.

“CWS Change Event” shall mean (i) (A) gross negligence by CWS or any of its Affiliates, (B) willful misconduct by CWS or any of its Affiliates, (C) fraud by CWS or any of its Affiliates, or (D) intentional and material bad faith (to the extent intentional and material are held to be constituent elements of bad faith, but otherwise bad faith without such qualifications) by CWS or any of its Affiliates, in each case in connection with or relating to the Company, any Owner or the Property, (ii) any CWS Change Event Breach; (iii) a Bankruptcy/Dissolution Event shall have occurred with respect to CWS, or CWS Apartment Homes LLC, a Delaware limited liability company for so long as it is the Property Manager; or (iv) at any time, for failure to satisfy the CWS Ownership/Control Requirement. For purposes of the preceding sentence, so long as CWS Apartment Homes LLC, a Delaware limited liability company is the Property Manager of a Property, the Property Manager shall be deemed to be an Affiliate of CWS with respect to such Property. For purposes of clarification, a CWS Change Event shall not include any circumstances which result in a termination of the Management Agreement pursuant to the terms of Section 7.10 thereof.

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“CWS Change Event Breach” shall mean any material and intentional brach by CWS, Promote Member and/or its Affiliate, with respect to this Agreement and/or the Management Agreement, and only in such circumstances where such breach is susceptible of cure, CWS, Promote Member and/or its Affiliate fails to cure, to the reasonable satisfaction of Bluerock, such breach within thirty (30) days following written notice from Bluerock to CWS, Promote Member and/or its Affiliate of such breach; provided, however, to the extent such breach is susceptible of being cured, but not within said thirty (30) days, if CWS, Promote Member and/or its Affiliate commences to cure said breach within said thirty (30) days and thereafter continuously and diligently pursues the cure to completion, CWS, Promote Member and/or its Affiliate shall have an additional period of time, not to exceed ninety (90) days from the date of Bluerock’s initial notice of the breach, to cure such breach in the aforesaid manner. Notwithstanding the foregoing, any breach of this Agreement and/or Management Agreement which is susceptible of being cured with the payment of money shall not be afforded the cure times set forth above, but rather shall be afforded a period of time commencing on the date CWS, Promote Member and/or its Affiliate receives notice of such breach and expiring ten (10) days thereafter to cure the same, failing which, such breach shall be deemed a CWS Change Event Breach. For purposes of clarification, a CWS Change Event Breach shall not include any circumstances which result in a termination of the Management Agreement pursuant to terms of Section 7.10 thereof.

“CWS Credit Support Obligation” shall mean the obligation of CWS and Promote Member to cause an Affiliate thereof to execute and deliver Credit Support in connection with the initial assumption of the Loan in form and content usually and customarily provided by CWS’s Affiliates to Fannie Mae lenders, which form has been provided by CWS to Bluerock and to Lender in connection with making an application for the assumption of the Loans.

“CWS Credit Support Claim” shall mean any claim by a Lender under any Credit Support arising solely from the acts or omissions of CWS and/or its Affiliates (excluding the Guarantor).

“CWS Ownership/Control Requirement” as of any particular date means that each of the following conditions is satisfied: (i) at least one of the Key Individuals is not then dead, insane as determined by a qualified physician, incapacitated as determined by a qualified physician, or the subject of a Bankruptcy/Dissolution Event; and (ii) at least one of the Key Individuals is actively involved in the operation and management of (a) CWS or CWS Parent, (b) CWS Apartment Homes LLC, a Delaware limited liability company for so long as it is the Property Manager, and (c) if applicable, any CWS Transferee.

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“CWS Parent” shall mean CWS Capital Partners LLC, a Delaware limited liability company.

“CWS Transferee” shall have the meaning set forth in Section 12.2(b)(1).

“Deadlock” shall mean the failure of the Members who are then entitled to vote to agree upon any Major Decision within thirty (30) days of the date when the Member initiating any such Major Decision notifies the other Member of the fact that a Major Decision is being presented to the Members for consideration.

“Default Amount” shall have the meaning provided in Section 5.2(b).

“Default Loan” shall have the meaning provided in Section 5.2(b)(1).

“Default Loan Rate” shall have the meaning provided in Section 5.2(b)(1).

“Defaulting Member” shall have the meaning provided in Section 5.2(b).

“Delaware UCC” shall mean the Uniform Commercial Code as in effect in the State of Delaware from time to time.

“Dissolution Event” shall have the meaning provided in Section 13.2.

“Distributable Funds” with respect to any month or other period, as applicable, shall mean an amount equal to the Cash Flow and Capital Proceeds of the Company for such month or other period, as applicable, as reduced by reserves for anticipated capital expenditures, future working capital needs and operating expenses, contingent obligations and other purposes of the Company or any Owner, the amounts of which shall be reasonably determined from time to time by the Management Committee.

“Distributions” shall mean the distributions payable (or deemed payable) to a Member (including, without limitation, its allocable portion of Distributable Funds).

“Due Care” shall mean the usual and customary standard of care, prudence and diligence exercised by a reasonably prudent multi-family residential real estate manager, asset manager or developer for projects substantially similar in size, nature and location to the Property under the circumstances then generally prevailing with respect to the Property in accordance with the reasonable exercise of sound and prudent business practices in connection with the administration and management of the Company and its assets in accordance with the this Agreement. For the avoidance of doubt, Due Care shall not apply to Bluerock with regard to Bluerock making any BR Major Decision, which Bluerock shall have the right to make in its sole discretion, in accordance with its own self-interest and without any duty owed to the other Members in connection therewith.

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“Emergency” shall mean an event requiring immediate action to be taken (a) in order to comply with applicable laws, any insurance requirements, or to avoid material damage to the Property (or any part thereof), (b) for the safety of the Property, any tenants, occupants, customers or invitees thereof, (c) to avoid the suspension of any services necessary to the tenants, occupants, licensees or invitees thereof to the extent such suspension of services does not arise from the gross negligence or willful misconduct of the Property Manager (so long as the Management Agreement is in full force and effect with respect to the Property), (d) to avoid the breach of Owner’s obligations under any tenant leases, to the extent such breach does not arise from the gross negligence or willful misconduct of the Property Manager (so long as the Management Agreement is in full force and effect with respect to the Property), and, (e) to avoid civil or criminal liability for Owner and/or Manager.

“Emergency Expenditure” shall mean any expenditure for an Emergency, which expenditures may be made by the Property Manager, at the Owner’s expense, on the terms and conditions set forth in Section 2.6(a) of the Management Agreement.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

“Extension Earnest Money” shall have the meaning provided in the Purchase Agreement.

“Fiscal Year” shall mean each calendar year ending December 31.

“Foreign Corrupt Practices Act” shall mean the Foreign Corrupt Practices Act of the United States, 15 U.S.C. Sections 78a, 78m, 78dd-1, 78dd-2, 78dd-3, and 78ff, as amended, if applicable, or any similar law of the jurisdiction where the Property is located or where the Company or any of its Subsidiaries transacts business or any other jurisdiction, if applicable.

“Guarantor” means any Member or any Affiliate of any Member that provides Credit Support in connection with a Loan.

“Imputed Closing Costs” means an amount (not to exceed one and one quarter percent (1.25%) of the purchase price) that would normally be incurred by the Company or any Owner if the Property were sold for an amount specified in Section 15.1 for title insurance premiums, survey costs, brokerage commissions, legal fees, and other commercially reasonable closing costs.

“Income” shall mean the gross income of the Company for any month, Fiscal Year or other period, as applicable, including gains realized on the sale, exchange or other disposition of the Company’s assets.

“Indemnified Party” shall have the meaning provided in Section 14.4(a).

“Indemnifying Party” shall have the meaning provided in Section 14.4(a).

“Inducement Agreements” shall have the meaning provided in Section 14.4(a).

“Initial Capital Contribution” shall mean the initial Capital Contributions made by a Member pursuant to the terms of Section 5.1.

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“Interest” of any Member shall mean the entire limited liability company interest of such Member in the Company, which includes, without limitation, any and all rights, powers and benefits accorded a Member under this Agreement and the duties and obligations of such Member hereunder.

“Key Individual” shall mean each of Steven Sherwood, Gary Carmell, Michael Engels, Michael Brittingham and Justin Leahy.

“Lender” shall mean the lender providing a Loan or any refinancing thereof.

“License Agreement” shall have the meaning set forth in the Management Agreement.

“Loan” shall mean collectively: (i) that certain loan, in the initial principal amount of $30,091,000 made to BRE MF Crown Ridge LLC, a Delaware limited liability company (“Crown Ridge Seller”), as borrower, as the same has or will be assumed by BR CWS Crown Ridge Owner, LLC (the “Crown Ridge Loan”), (ii) that certain loan, in the initial principal amount of $43,125,000 made to BRE MF Canyon Springs LLC, a Delaware limited liability company (“Canyon Springs Seller”), as borrower, as the same has or will be assumed by BR CWS Canyon Springs Owner, LLC (the “Canyon Springs Loan)”, (iii) that certain loan, in the initial principal amount of $33,207,000 made to BRE MF Cascades I LLC, a Delaware limited liability company (“Cascades I Seller”), as borrower, as the same has or will be assumed by BR CWS Cascades I Owner, LLC (the “Cascades I Loan”), (iv) that certain loan in the initial principal amount of $23,175,000 made to BRE MF Cascades II LLC, a Delaware limited liability company (“Cascades II Seller”), as borrower, as the same has or will be assumed by BR CWS Cascades II Owner, LLC (the “Cascades II Loan”), or (v) that certain loan, in the initial principal amount of $18,078,000 made to BRE MF TPC LLC, a Delaware limited liability company (“Cibolo Canyon Seller”), as borrower, as the same has or will be assumed by BR CWS Cibolo Canyon Owner, LLC (the “Cibolo Canyon Loan”), as applicable.

“Loan Documents” shall mean the loan documents evidencing the Loan.

“Loss” shall mean the aggregate of losses, deductions and expenses of the Company for any month, Fiscal Year or other period, as applicable, including losses realized on the sale, exchange or other disposition of the Company’s assets.

“Major Decision” means any decision for the Company to take, or refrain from taking, any action or incurring any obligation with respect to the following matters (or the effectuation of any such action or obligation):

(i)	except as expressly provided in Section 12 with respect to Transfers by Bluerock or a Bluerock Transferee to a Bluerock Transferee and with respect to Transfers by CWS as permitted thereunder, the admission or removal of any Member or the Company’s issuance to any third party of any equity interest in the Company (including interests convertible into, or exchangeable for, equity interests in the Company);

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(ii)	except upon the occurrence of any Dissolution Event or following any sale of any Owner’s assets, any dissolution or termination of the Company or any Owner;

(iii)	acquiring, directly or through any Subsidiaries, by purchase, ground lease or otherwise, any real property or other material asset or the entry into of any agreement, commitment or assumption with respect to any of the foregoing, or the making or posting of any deposit (refundable or non-refundable), provided, however, the foregoing shall not preclude the Management Committee from making a determination to acquire a replacement property following any sale of any Property as part of a 1031 exchange, which the Management Committee shall have the right to do and which action shall not be deemed a Major Decision to the extent the Management Committee adheres to the procedures contemplated in Section 9.2(i) of this Agreement;

(iv)	the sale, transfer or exchange of all or any portion of the Property as part of a 1031 exchange which does not comply with the terms of Section 9.2(i);

(v)	institute or settle any Company or Owner legal claims in excess of $50,000;

(vi)	make any loan to any Member, except as expressly provided for in this Agreement;

(vii)	cause or permit the Company or Owner to file for or fail to contest a bankruptcy proceeding, or seek or permit a receivership or make an assignment for the benefit of its creditors; or

(viii)	make distributions to the Members, except in accordance with Section 6 hereof;

(ix)	employ, enter into any contract with (or materially modify any contract with), or otherwise compensate, directly or indirectly, the Manager or any Affiliate of the Manager or any Member, except for and as provided under the Management Agreement, the License Agreement, and, if applicable, the Corporate Housing Agreement;

(x)	cause or permit any of the organizational documents of the Company or any Subsidiary to be amended in any manner, other than any amendment (A) required (1) by a Lender to the Company or Subsidiary or (2) in order for a REIT Member to qualify as a “real estate investment trust” under the Code, in each case, to the extent such amendment referenced in clauses (1) and (2) of this subparagraph does not result in the dilution of any Member, does not adversely affect any Member’s right to Distributions pursuant to Section 6 and does not otherwise have a materially adverse effect on the rights or obligations of any Member, or (B) that is solely ministerial in nature to reflect or implement this Agreement under its express terms (such as, for example, to periodically update the Members’ respective Capital Contribution amounts, Percentage Interests or Management Committee representatives on Exhibit A hereto);

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(xi)	subject to Section 5.8(a), make any decision with respect to the Purchase Agreement, including, without limitation, any decision to terminate the Purchase Agreement pursuant to any right of the purchaser thereunder for the failure of a condition precedent, a Seller default or any other express right to terminate the Purchase Agreement; provided, however, any Member acting on its own may cause the Company to extend the Closing Date (as defined in the Purchase Agreement) pursuant to the terms of Section 2.3(e) of the Purchase Agreement. In the event of any such extension of the Closing Date, each Member will be required to contribute its respective share of the Extension Earnest Money as provided in Section 5.8 of this Agreement; provided, however, no Member shall be deemed to have waived its rights under Section 5.8 of this Agreement, including, without limitation, the rights of a Terminating Member, as a result of any such extension;

(xii)	except as contemplated in Section 15 below, any sale, transfer, or exchange of all or any part of the Property or any of the Subsidiaries (i) to any Affiliate of Bluerock, or (ii) for consideration other than cash (provided, however, the foregoing shall not be construed as a limitation on Bluerock from making a BR Decision with regard to any 1031 exchange pursuant to Section 9.2(i) of this Agreement);

(xiii)	except as expressly set forth herein, any financing to the Company or any of its Subsidiaries by any Affiliate of Bluerock, any services agreement between the Company or any of the Subsidiaries and any Affiliate of Bluerock, or the payment of any fee to Bluerock or any Affiliate of Bluerock by the Company or any of its Subsidiaries;

(xiv)	any business activity of the Company or any of its Subsidiaries that is not within the purposes of the Company set forth in Section 3 or Section 9.2(i) of this Agreement;

(xv)	any action, omission or decision by the Company or any of its Subsidiaries that is reasonably likely to result in a BR Credit Support Claim or a Neutral Credit Support Claim against the Guarantor or materially increase the exposure of the Guarantor under any BR Credit Support Claim or Neutral Support Claim as a result of any increase in the principal amount of the Loan or other changes in the economic terms of the Loan, unless in connection with any such action, any such liability or exposure is released by the Lender, or if despite the use of Bluerock’s commercial reasonable efforts, Guarantor is not released by the Lender, in each case, Bluerock causes a creditworthy indemnitor reasonably satisfactory to CWS, Promote Member and Guarantor to provide an indemnity in form and substance reasonably satisfactory to CWS, Promote Member and Guarantor, indemnifying Guarantor with regard to such matter, in which case, such matter will not be a Major Decision and the consent of the CWS and the Promote Member shall not be required;

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(xvi)	the terms of any Credit Support to be provided by the Guarantor and any amendments or modifications thereto; provided, however, the Members agree to not unreasonably withhold their approval to such term so long as such terms are substantially consistent with terms that the lender and Guarantor have agreed to at that time with regard to a customary loan program; provided, however, in no event shall such terms be more onerous to the Guarantor than the terms of the Credit Support provided by the Guarantor in connection with the initial Loan;

(xvii)	any decision to terminate or not extend or renew the Management Agreement for any reason other than for Cause;

(xviii)	any change in use of a Property for purposes other than multifamily residential apartments for lease; or

(xix)	any approval under Section 9.7(d).

“Management Agreement” shall mean that certain property Management Agreement dated as of even date herewith, by and between an Owner, as owner, and Property Manager, as manager, pursuant to which Property Manager will provide certain management services for the Property. The form of Management Agreement is attached hereto as Exhibit I.

“Management Committee” shall have the meaning provided in Section 9.2(a).

“Manager” shall have the meaning provided in Section 9.1(a).

“Member” and “Members” shall mean Bluerock, CWS, Promote Member and any other Person admitted to the Company pursuant to this Agreement. For purposes of the Act, the Members shall constitute a single class or group of members.

“Member in Question” shall have the meaning provided in Section 16.12.

“Member Minimum Gain” shall mean an amount, determined in accordance with Regulations Section 1.704-2(i)(3) with respect to each Member Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Member Nonrecourse Debt were treated as a Nonrecourse Liability.

“Member Nonrecourse Debt” shall have the meaning given the term “partner nonrecourse debt” in Regulations Section 1.704-2(b)(4).

“Member Nonrecourse Deductions” shall have the meaning given the term “partner nonrecourse deductions” in Regulations Section 1.704-2(i).

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“Membership Price” shall have the meaning set forth in Section 15.1(h).

“Net Income” shall mean the amount, if any, by which Income for any period exceeds Loss for such period.

“Net Loss” shall mean the amount, if any, by which Loss for any period exceeds Income for such period.

“Neutral Credit Support Claim” shall mean any Credit Support Claim that is neither a BR Credit Support Claim nor a CWS Credit Support Claim. For purposes of clarification, a Neutral Credit Support Claim shall not include any claims arising solely from the gross negligence or willful misconduct of Guarantor or as a result of the breach of any net worth covenants or reporting requirements of the Guarantor contained in the Credit Support.

“New York UCC” shall have the meaning set forth in Section 16.17.

“Nonrecourse Deduction” shall have the meaning given such term in Regulations Section 1.704-2(b)(1).

“Nonrecourse Liability” shall have the meaning given such term in Regulations Section 1.704-2(b)(3).

“Offeror” shall have the meaning provided in Section 15.1(b).

“Offeree” shall have the meaning provided in Section 15.1(b).

“Owner” shall mean, collectively BR CWS Crown Ridge Owner, LLC, BR CWS Canyon Springs Owner, LLC, BR CWS Cascades I Owner, LLC, BR CWS Cascades II Owner, LLC and BR CWS Cibolo Canyon Owner, LLC, each a Delaware limited liability company. Each Owner shall be deemed to be a Subsidiary of the Company.

“Percentage Interest” shall have the meaning provided in Section 5.3.

“Person” shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other legal entity.

“Preferred Return” shall mean, with regard to any and all Capital Contributions made by a Member, a cumulative, rate of return equal to ten percent (10%) annually, compounded monthly (although, in no circumstance shall such return exceed 10% per annum on a cumulative basis); provided that a cumulative rate of return equal to fifteen percent (15%) annually, compounded monthly (although, in no circumstance shall such return exceed 15% per annum on a cumulative basis) shall be applicable with regard to additional Capital Contributions made with respect to the Default Amount of a Defaulting Member under Section 5.2(b)(3). For purposes of calculating the Preferred Return, Capital Contributions and distributions of Distributable Funds pursuant to Section 6.1(c) shall be deemed to have occurred as of the end of the month in which such Capital Contributions or distributions take place. An example of Preferred Return calculated in the manner described in this definition of Preferred Return is attached hereto as Exhibit H and incorporated herein by reference.

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“Promote Member” shall have the meaning set forth in the first paragraph of this Agreement.

“Property” shall have the meaning provided in Section 3.

“Property Manager” shall mean CWS Apartment Homes LLC, a Delaware limited liability company, so long as the initial Management Agreement is in full force and effect with respect to the Property, and, thereafter, the entity performing similar services for any Owner with respect to the Property.

“Property Manager Reports” shall have the meaning set forth in Section 8.2(c).

“Protective Capital Call” shall mean a Capital Call necessary (a) to prevent an imminent default with respect to any Loan obtained by the Company or any Owner (e.g., payment of debt service following an operating shortfall, reserves required by the Lender, a reduction in principal required by the Lender to meet loan to value requirements); (b) for funds required to refinance the Property when the current Loan has matured or will mature in the near future (i.e. less than three (3) months) (e.g., commitment fees, loan application fees, equity infusions to meet market loan to value requirements, etc.); or (c) to fund an Emergency Expenditure.

“Purchase Agreement” shall mean that certain Agreement of Purchase and Sale dated March15, 2017, as from time to time amended, by and between Seller and CWS, pursuant to which CWS Apartment Homes LLC, a Delaware limited liability company has contracted to acquire the Property.

“Pursuer” shall have the meaning provided in Section 10.3.

“Pursuit Cost Budget” shall mean the budget attached hereto as Exhibit F hereto.

“Qualified Broker” shall mean a reputable, independent national brokerage company that has a presence in the area in which the relevant Property is located and has at least ten (10) years’ experience in valuing and selling multi-family properties in the area of such Property.

“Regulations” shall mean the Treasury Regulations promulgated pursuant to the Code, as amended from time to time, including the corresponding provisions of any successor regulations.

“Reimbursable Expenses” shall mean all costs and expenses incurred by the Property Manager in connection with the maintenance or operation of a Property and which constitute reimbursable expenses as provided in the Management Agreement, which shall be reimbursable by any Owner to the Property Manager in accordance with the terms of the Management Agreement.

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“REIT” shall mean a real estate investment trust as defined in Code Section 856.

“REIT Member” shall mean any Member, if such Member is a REIT or a direct or indirect subsidiary of a REIT.

“REIT Requirements” shall mean the requirements for qualifying as a REIT under the Code and Regulations.

“Representatives” shall have the meaning provided in Section 9.2(a).

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Seller” shall mean BRE MF Crown Ridge LLC, BRE MF Canyon Springs LLC, BRE MF Cascades I LLC, BRE MF Cascades II LLC and BRE MF TPC LLC.

“SOIFs” shall mean, collectively, BR SOIF II and BR SOIF III.

“Subsidiary” shall mean, with respect to any Person, any corporation, partnership, limited liability company or other entity of which at least a majority of the capital stock or other equity securities is owned by such Person.

“Tax Matters Member” shall have the meaning provided in Section 8.3.

“Total Investment” shall mean the sum of the aggregate Capital Contributions made by a Member.

“Transfer” means, as a noun, any transfer, sale, assignment, exchange, charge, pledge, gift, hypothecation, conveyance, encumbrance or other disposition, voluntary or involuntary, by operation of law or otherwise and, as a verb, voluntarily or involuntarily, by operation of law or otherwise, to transfer, sell, assign, exchange, charge, pledge, give, hypothecate, convey, encumber or otherwise dispose of.

“Uncontrollable Expenses” shall mean the following expenses with respect to any Owner or Property: taxes, assessments (including but not limited to ad valorem and margin taxes) and insurance; licenses and permits; expenses incurred by the Company or any Owner; audit fees, HOA assessments; assessments or other charges pursuant to recorded maintenance, shared use, easement and other similar agreements with third parties; utilities; Emergency Expenditures; regularly scheduled debt service payments; lender reserves and impounds; and costs due to a change in law or the interpretation thereof.

“Valuation Amount” shall have the meaning provided in Section 15.1(b).

Section 2.	Organization of the Company.

2.1           Name. The name of the Company shall be “BR CWS 2017 PORTFOLIO JV, LLC.” The business and affairs of the Company shall be conducted under such name or such other name as the Members deem necessary or appropriate to comply with the requirements of law in any jurisdiction in which the Company may elect to do business.

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2.2           Place of Registered Office; Registered Agent. The address of the registered office of the Company in the State of Delaware is 2711 Centerville Road, Wilmington, Delaware 19808, Delaware 19904. The name and address of the registered agent for service of process on the Company in the State of Delaware is Corporation Service Company, 2711 Centerville Road, Wilmington, Delaware 19808. The Management Committee may at any time on five (5) days prior notice to all Members change the location of the Company’s registered office or change the registered agent.

2.3           Principal Office. The principal address of the Company shall be c/o Bluerock Real Estate, L.L.C., 712 Fifth Avenue, 9th Floor, New York, New York 10019 and the principal office of Property Manager shall be c/ c/o CWS Capital Partners LLC, 14 Corporate Plaza, Suite 210, Newport Beach, CA 92660, or, in each case, at such other place or places as may be determined by the Management Committee from time to time.

2.4           Filings. On or before execution of this Agreement, an authorized person within the meaning of the Act shall have duly filed or caused to be filed the Certificate of Formation of the Company with the office of the Secretary of State of Delaware, as provided in Section 18-201 of the Act, and the Members hereby ratify such filing. The Manager shall use its best efforts to take such other actions as may be reasonably necessary to perfect and maintain the status of the Company as a limited liability company under the laws of Delaware. Notwithstanding anything contained herein to the contrary, the Company shall not do business in any jurisdiction that would jeopardize the limitation on liability afforded to the Members under the Act or this Agreement.

2.5           Term. The Company shall continue in existence from the date hereof until December 31, 2066, unless extended by the Members, or until the Company is dissolved as provided in Section 13, whichever shall occur earlier.

2.6           Expenses of the Company. Other than (i) the reimbursement or payment of costs, expenses and fees as provided herein, (ii) to the extent contemplated in Section 14 of this Agreement, and (iii) the fees described in Section 9.7, no fees, costs or expenses shall be payable by the Company to any Member (or its Affiliates).

Section 3.	Purpose.

The purpose of the Company, subject in each case to the terms hereof, shall be to engage, directly or through the Owners, in the business of acquiring, owning, operating, managing, leasing, selling, financing and refinancing the following properties;

(a)          the real estate and any real estate related investments (or portions thereof) consisting of certain real and personal property located in Bexar County, Texas commonly known as the “The Mansions at Canyon Springs Apartments,” as more particularly described in the Purchase Agreement (the “Canyon Springs Property”), which will be owned by BR CWS Canyon Springs Owner, LLC, a Delaware limited liability company, and all other activities reasonably necessary to carry out such purpose;

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(b)          the real estate and any real estate related investments (or portions thereof) consisting of certain real and personal property located in Bexar County, Texas commonly known as the “The Towers at TPC Apartments,” as more particularly described in the Purchase Agreement (the “Cibolo Canyon Property”), which will be owned by BR CWS Cibolo Canyon Owner, LLC, a Delaware limited liability company, and all other activities reasonably necessary to carry out such purpose;

(c)          the real estate and any real estate related investments (or portions thereof) consisting of certain real and personal property located in Smith County, Texas commonly known as the “The Mansions at Cascades I Apartments,” as more particularly described in the Purchase Agreement (the “Cacades I Property”), which will be owned by BR CWS Cascades I Owner, LLC, a Delaware limited liability company, and all other activities reasonably necessary to carry out such purpose;

(d)          the real estate and any real estate related investments (or portions thereof) consisting of certain real and personal property located in Smith County, Texas commonly known as the “The Mansions at Cascades II Apartments,” as more particularly described in the Purchase Agreement (the “Cascades II Property”), which will be owned by BR CWS Cascades II Owner, LLC, a Delaware limited liability company, and all other activities reasonably necessary to carry out such purpose; and

(e)          the real estate and any real estate related investments (or portions thereof) consisting of certain real and personal property located in Bexar County, Texas commonly known as the “The Estates at Crown Ridge Apartments,” as more particularly described in the Purchase Agreement (the “Crown Ridge Property”), which will be owned by BR CWS Crown Ridge Owner, LLC, a Delaware limited liability company, and all other activities reasonably necessary to carry out such purpose.

The Canyon Spring Property, Cibolo Canyon Property, Cascades I Property, Cascades II Property, and Crown Ridge Property are hereinafter collectively referred to herein as or if referred to generically as to any one or more thereof, the “Property”.

Section 4.	Conditions.

4.1           Bluerock Conditions. The obligation of Bluerock to close under the Purchase Agreement and to consummate the transactions contemplated herein, including, without limitation, to make the initial Capital Contributions under Section 5.1 (each, an “Initial Capital Contribution”) is subject to fulfillment of all of the following conditions on or prior to the closing date under the Purchase Agreement:

(a)          CWS and Promote Member shall deposit in the Company’s bank account or the designated escrow account of First American Title Insurance Company, located at 30 North LaSalle Street, Suite 2700, Chicago, Illinois 60602, Attn: Deanna Wilkie (“Title Company”) the aggregate amount of each of its respective Initial Capital Contribution set forth on Exhibit A hereto. CWS and Promote Member shall receive a credit (without duplication) against the amount of its respective Initial Capital Contribution for all amounts previously funded by CWS or its Affiliates as provided in the Pursuit Cost Budget;

(b)          The Purchase Agreement shall have been assigned to the Company and/or any applicable Owners;

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(c)          Reserved;

(d)          The Management Agreement shall have been executed by each Owner and the Property Manager;

(e)          All of the representations and warranties of CWS and Property Manager contained in this Agreement and the Collateral Agreements shall continue to be true and correct in all material respects as of the date thereof;

(f)          “Lender Consent”, as such term is defined in the Purchase Agreement, has occurred, each Owner shall have assumed (or be concurrently assuming) the Loan with respect to each Property and the CWS Credit Support Obligation has been satisfied.

4.2           CWS Conditions. The obligation of CWS and CWS Promote Member to close under the Purchase Agreement and to consummate the transactions contemplated herein, including, without limitation, to make the Initial Capital Contributions under Section 5.1 is subject to fulfillment of all of the following conditions on or prior to the closing date under the Purchase Agreement:

(a)          Bluerock shall deposit into the Company’s bank account or Title Company’s designated escrow account the amount of its aggregate Initial Capital Contribution set forth on Exhibit A hereto.

(b)          Reserved;

(c)          “Lender Consent”, as such term is defined in the Purchase Agreement, has occurred, and each Owner shall have assumed (or be concurrently assuming) the Loan (provided, however, the condition contained in this Section 4.2(c) shall not be applicable to the extent Lender Consent does not occur and/or any Owner fails to assume the Loan due solely to the non-satisfaction of the CWS Credit Support obligation);

(d)          The Management Agreement shall have been executed between any Owner and Property Manager; and

(e)          All of the representations and warranties of Bluerock contained in this Agreement and the Collateral Agreements shall continue to be true and correct in all material respects as of the date thereof; and

Section 5.	Capital Contributions, Loans, Percentage Interests and Capital Accounts.

5.1           Initial Capital Contributions. Subject to satisfaction of the conditions set forth in Section 4, concurrently with the closing under the Purchase Agreement, Bluerock, CWS and Promote Member shall each make an Initial Capital Contribution to the Company of cash in an amount equal to the respective amounts set forth in Exhibit A attached hereto, which amounts shall be subject to a credit for amounts funded by such Member or its Affiliates as provided in Section 5.8. In addition, at the closing of the acquisition of the Property, Promote Member or its designee shall earn an acquisition fee in the amount of seventy-five one hundredths of one percent (0.75%) of the purchase price as set forth in the Purchase Agreement, which shall be contributed proportionally by the Members and shall be counted as part of their respective Initial Capital Contributions. The Initial Capital Contribution of the Members to the Company may include amounts for working capital. In the event any Member has previously funded more than its respective share of Initial Capital Contributions as of the date the funding conditions have been satisfied, the Member who has over-funded its share shall be entitled to reimbursement of its excess funding at such time.

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5.2           Additional Capital Contributions.

(a)          Additional Capital Contributions may be called for from the Members (i) by any Member if the same is a Protective Capital Call, or (ii) as determined in the sole good faith discretion of the Management Committee, by written notice to the Members from time to time as and to the extent capital is necessary to pay an expense or liability of the Property, the Company, or any Owner. Such additional Capital Contributions shall be in an amount for each Member equal to the product of the amount of the aggregate Capital Contribution called multiplied by each Member’s then current Percentage Interest. Such additional Capital Contributions shall be payable by the Members to the Company upon the earlier of (i) twenty (20) days after written request from the Member or Management Committee, as applicable, or (ii) the date when the Capital Contribution is required (which shall be no sooner than 10 days after the delivery of such written request), as set forth in a written request from the Member or Management Committee, as applicable.

(b)          If a Member (a “Defaulting Member”) fails to make a Capital Contribution that is required as provided in Section 5.1 or Section 5.2(a) within the time frame required therein (the amount of the failed contribution and related loan shall be the “Default Amount”), the other Member, provided that it has made the Capital Contribution required to be made by it, shall have (in addition to such rights as may be applicable pursuant to Section 5.8) one or more of the following exclusive remedies:

(1)         to advance to the Company on behalf of, and as a loan to the Defaulting Member, an amount equal to the Default Amount to be evidenced by a promissory note in form reasonably satisfactory to the non-Defaulting Member (each such loan, a “Default Loan”). The Capital Account of the Defaulting Member shall be credited with the amount of such Default Amount attributable to a Capital Contribution and the aggregate of such amounts shall constitute a debt owed by the Defaulting Member to the non-Defaulting Member. Any Default Loan shall bear interest at the rate of fifteen percent (15%) per annum, but in no event in excess of the highest rate permitted by applicable laws (the “Default Loan Rate”), and shall be payable by the Defaulting Member on demand from the non-Defaulting Member and from any Distributions due to the Defaulting Member hereunder. Interest on a Default Loan, to the extent unpaid, shall accrue and compound on an annual basis. The Default Rate shall in no event exceed 15% per annum on a cumulative basis. A Default Loan shall be prepayable, in whole or in part, at any time or from time to time without penalty. Any such Default Loans shall be with full recourse to the Defaulting Member and shall be secured by the Defaulting Member’s Interest, including, without limitation, such Defaulting Member’s right to Distributions. In furtherance thereof, upon the making of any such Default Loan, the Defaulting Member hereby pledges, assigns and grants a security interest in its Interest to the non-Defaulting Member and agrees to promptly execute such documents and statements reasonably requested by the non-Defaulting Member to further evidence and secure such security interest. Any advance by the non-Defaulting Member on behalf of a Defaulting Member pursuant to this Section 5.2(b)(1) shall be deemed to be a Capital Contribution made by the Defaulting Member except as otherwise expressly provided herein. All Distributions to the Defaulting Member hereunder shall be applied first to payment of any interest due under any Default Loan and then to principal until all amounts due thereunder are paid in full. While any Default Loan is outstanding, the Company shall be obligated to pay directly to the non-Defaulting Member, for application to and until all Default Loans have been paid in full, the amount of (x) any Distributions payable to the Defaulting Member, and (y) any proceeds of the sale of the Defaulting Member’s Interest;

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(2)         subject to any applicable thin capitalization limitations on indebtedness of the Company for U.S. federal income tax purposes, to treat the non-Defaulting Member’s portion of such Capital Contribution as a loan to the Company (rather than a Capital Contribution) and to advance to the Company as a loan to the Company an amount equal to the Default Amount, which loan shall be evidenced by a promissory note in form reasonably satisfactory to the non-Defaulting Member and which loan shall bear interest at the Default Loan Rate and be payable on a first priority basis by the Company from available Cash Flow and prior to any Distributions made to any Member. If each Member has loans outstanding to the Company under this provision, such loans shall be payable to each Member in proportion to the outstanding balances of such loans to each Member at the time of payment. Any advance to the Company pursuant to this Section 5.2(b)(2) shall not be treated as a Capital Contribution made by any Member;

(3)         to make an additional Capital Contribution to the Company equal to the Default Amount whereupon the Percentage Interests of the Members shall be recalculated to (i) increase the non-Defaulting Member’s Percentage Interest by the percentage (“Applicable Adjustment Percentage”) determined by dividing one hundred fifty percent (150%) of the Default Amount by the sum of the Members’ Total Investment (taking into account the actual amount of such additional Capital Contribution) and by increasing its Total Investment solely for purposes of determining the Member’s Percentage Interest, by one and one-half of the amount of the Default Amount, and (ii) reduce the Defaulting Member’s Percentage Interest by the Applicable Adjustment Percentage and by decreasing its Total Investment solely for purposes of determining the Member’s Percentage Interest by one-half of the amount of the Default Amount; or

(4)         in lieu of the remedies set forth in subparagraphs (1), (2) or (3), revoke its portion of such additional Capital Contribution, whereupon the portion of the Capital Contribution made by the non-Defaulting Member shall be returned within ten (10) days.

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5.3           Percentage Ownership Interest. The Members shall have the initial percentage ownership interests (as the same are adjusted as provided in this Agreement, a “Percentage Interest”) in the Company set forth on Exhibit A immediately following the Initial Capital Contributions provided for in Section 5.1. The Percentage Interests of the Members in the Company shall be adjusted monthly, and if appropriate to reflect any pending adjustments that have been determined but not yet effected, prior to any request for Additional Capital Contributions pursuant to Section 5.2 or any distributions to Members pursuant to Section 6.1 or any determinations pursuant to Sections 13 and 15, so that the respective Percentage Interests of the Members at any time shall be in proportion to their respective cumulative Total Investment made (or deemed to be made) pursuant to Sections 5.1 and 5.2, as the same may be further adjusted pursuant to Section 5.2(b)(3); provided that, notwithstanding anything to the contrary contained in this Agreement, with respect to the Promote Member, such .01% Percentage Interest shall not be subject to adjustment so long as CWS has an Interest in the Company but rather, any adjustment that would otherwise be made to the Promote Member’s Percentage Interest shall instead be made to CWS’ Percentage Interest. Percentage Interests shall not be adjusted by Distributions made (or deemed made) to a Member.

5.4           Return of Capital Contribution. No Member shall have any right to withdraw or make a demand for withdrawal of the balance reflected in such Member’s Capital Account (as determined under Section 5.6) until the full and complete winding up and liquidation of the business of the Company.

5.5           No Interest on Capital. Interest earned on Company funds shall inure solely to the benefit of the Company, and no interest shall be paid upon any Capital Contributions (except as contemplated by the terms of Section 5.2(b)(1)) nor upon any undistributed or reinvested income or profits of the Company.

5.6           Capital Accounts. A separate capital account (the “Capital Account”) shall be maintained for each Member in accordance with Section 1.704-1(b)(2)(iv) of the Regulations. Without limiting the foregoing, the Capital Account of each Member shall be increased by (i) the amount of any Capital Contributions made by such Member, (ii) the amount of Income allocated to such Member and (iii) the amount of income or profits, if any, allocated to such Member not otherwise taken into account in this Section 5.6. The Capital Account of each Member shall be reduced by (i) the amount of any cash and the fair market value of any property distributed to the Member by the Company (net of liabilities secured by such distributed property that the Member is considered to assume or take subject to), (ii) the amount of Loss allocated to the Member and (iii) the amount of expenses or losses, if any, allocated to such Member not otherwise taken into account in this Section 5.6. The Capital Accounts of the Members shall not be increased or decreased pursuant to Regulations Section 1.704-1(b)(2)(iv)(f) to reflect a revaluation of the Company’s assets on the Company’s books in connection with any contribution of money or other property to the Company pursuant to Section 5.2 by existing Members. If any property other than cash is distributed to a Member, the Capital Accounts of the Members shall be adjusted as if such property had instead been sold by the Company for a price equal to its fair market value, the gain or loss allocated pursuant to Section 7, and the proceeds distributed in the manner set forth in Section 6.1 or Section 13.3(d)(3). No Member shall be obligated to restore any negative balance in its Capital Account. No Member shall be compensated for any positive balance in its Capital Account except as otherwise expressly provided herein. The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with the provisions of Regulations Section 1.704-1(b)(2) and shall be interpreted and applied in a manner consistent with such Regulations.

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5.7           New Members. Upon approval by the Members, the Company may issue additional Interests and thereby admit a new Member or Members, as the case may be, to the Company, only if such new Member (i) has delivered to the Company its Capital Contribution, (ii) has agreed in writing to be bound by the terms of any Collateral Agreements and this Agreement by becoming a party hereto, and (iii) has delivered such additional documentation as the Company shall reasonably require to so admit such new Member to the Company. Without the prior written consent of each then-current Member, a new Member may not be admitted to the Company if the Company would, or may, have in the aggregate more than one hundred (100) members. For purposes of determining the number of members under this Section 5.7, a Person (the “beneficial owner”) indirectly owning an interest in the Company through a partnership, grantor trust or S corporation (as such terms are used in the Code) (the “flow-through entity”) shall be considered a member, but only if (i) substantially all of the value of the beneficial owner’s interest in the flow-through entity is attributable to the flow-through entity’s interest (direct or indirect) in the Company and (ii) in the sole discretion of the Management Committee, a principal purpose of the use of the flow-through entity is to permit the Company to satisfy the 100-member limitation.

5.8           Pursuit Cost Sharing. Prior to the closing of the acquisition of the Property pursuant to the Purchase Agreement and concurrently with the assignment of the Purchase Agreement to the Company and/or applicable Owners, the Members shall contribute amounts required to fund any earnest money (including, without limitation, any Extension Earnest Money) under the Purchase Agreement and any amounts payable to the loan servicer or Lender in connection with any applications or requests related to the assumption of the Loans as shown on the Pursuit Cost Budget, in the following ratio: (i) with regard to funding earnest money, Bluerock shall contribute seventy-five percent (75%) of such amounts and CWS shall contribute twenty-five percent (25%) of such amounts, and (ii) with regard to any amounts payable to the loan servicer or Lender in connection with any applications or requests related to the assumption of the Loans, Bluerock shall contribute seventy-five percent (75%) of such amounts and CWS shall contribute twenty-five percent (25%) of such amounts. Such amounts shall be funded no later than 5 days following receipt by the Members of a funding reimbursement request from Promote Member: The Members acknowledge and agree that prior to the date of this Agreement, CWS or its Affiliates have already funded all or a portion of the earnest money under the Purchase Agreement and certain amounts payable to the loan servicer or Lender in connection with any applications or requests related to the assumption of the Loans as provided in the Pursuit Cost Budget. For purposes of determining the amounts to be funded by the Members pursuant to this Section 5.8, CWS shall receive a credit for any such amounts previously funded by CWS or its Affiliates and the Members shall fund such amounts so that as and when such amounts of the earnest money and/or Loan assumption costs are required to be funded by the Members, each Member shall have funded their allotted amounts. In the event the Owners fail to close on the acquisition of the Property, then unless the failure to close is attributable to the gross negligence, fraud or willful refusal to fund on behalf of a particular a Member, or, in the case of CWS and Promote Member, the refusal to perform the CWS Credit Support Obligation (any such action, “PSA Member Default Action”), in which event, the Member who caused the PSA Member Default Action shall promptly reimburse the other Member for such other Member’s share of all earnest money, Loan assumption costs and other amounts funded in accordance with this Section 5.8 or as set forth in the Pursuit Cost Budget by such other Member, the Members shall owe no further funding obligation pursuant to this Section 5.8, and the Member who did not commit a PSA Member Default Action shall have the right to cause the Company to make any and all further decisions with respect to the Purchase Agreement, notwithstanding subsection (xi) of the definition of “Major Decision”. For avoidance of doubt, to the extent the Company, as a Major Decision, terminates the Purchase Agreement pursuant to an express right thereunder, such termination shall not be considered grossly negligent, fraudulent or willful refusal to fund. In the event the Owners close on the acquisition of the Property, then the amounts so funded shall be considered part of the Member’s Initial Capital Contribution and the parties shall true-up such amounts so that at the closing of the acquisition of the Property, Bluerock shall have contributed ninety percent (90%), and CWS and Promote Member shall have contributed an aggregate of ten percent (10%) of all amounts funded pursuant to this Section 5.8. If despite the assignment of the Purchase Agreement to the Company as provided in the first sentence of this Section 5.8, the Seller does not honor such assignment, then Promote Member shall cause CWS Apartment Homes LLC, in its capacity as the assignor under such assignment to use its commercially reasonable efforts to take such actions as may be reasonably necessary to enforce such assignment on behalf of the Company and to deliver any correspondence on behalf of the "Buyer" under the Purchase Agreement as directed by the Company, including, without limitation, in furtherance of exercising any termination of the Purchase Agreement as set forth in this Section 5.8 of this Agreement.

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(a)          With regard to any decision to terminate the Purchase Agreement pursuant to an express right of the buyer thereunder, including, without limitation, under Section 2.3(d)(ii) of the Purchase Agreement, or for a failure of a condition precedent, including, without limitation, any condition precedent due to a casualty, condemnation or seller default, then if one Member desires to terminate the Purchase Agreement pursuant to such right (including, without limitation, any termination right under Section 2.3(d)(ii) of the Purchase Agreement (“Terminating Member”), but the other Member desires to proceed notwithstanding Terminating Member’s desire to exercise such termination right (“Proceeding Member”), then the Proceeding Member shall have the right to cause the Company to continue to pursue the acquisition under the Purchase Agreement but only if it has fully reimbursed the Terminating Member for any amounts funded pursuant to this Section 5.8 or as set forth in the Pursuit Cost Budget within the earlier to occur of: (i) five (5) business days following written receipt of the Terminating Member’s notice that it desires to terminate the Purchase Agreement, or (ii) two (2) business days prior to the date that the relevant termination right under the Purchase Agreement will expire. If the Proceeding Member timely reimburses the Terminating Member, then the Terminating Member’s interest in the Company shall be redeemed and the parties shall execute such reasonable documentation to evidence such redemption or, at the option of the Proceeding Member, the Purchase Agreement will be assigned to the Proceeding Member or its designee. If the Proceeding Member fails to timely reimburse the Terminating Member, then the Terminating Member shall have the unilateral right to cause the Company to exercise the termination right under the Purchase Agreement, whereupon any earnest money returned to the Company shall be disbursed to the Members, subject to Section 5.8(b), pari passu and prorata in accordance with the amounts actually funded by the Members pursuant to this Section 5.8. Bluerock shall not have the right to be a Proceeding Member under this Section 5.8(a) if the redemption of the Terminating Member’s interest in the Company or assignment of the Purchase Agreement is not permitted by the terms of the Purchase Agreement, unless otherwise consented to by the Seller thereunder.

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(b)          Notwithstanding the ratio which the Members contributed any earnest money pursuant to this Section 5.8, the loss of any Earnest Money (as defined in the Purchase Agreement) which becomes Non-Refundable Portion of the Earnest Money (as defined in the Purchase Agreement) pursuant to the terms of the Purchase Agreement shall be apportioned 50% to Bluerock and 50% in the aggregate to CWS and Promote Member. For example, if the total Earnest Money contributed by a date certain is $4,000,000.00 (i.e. the Initial Earnest Money and one deposit of Extension Earnest Money), and Bluerock contributed $3,000,000.00 and CWS contributed $1,000,000.00, if $1,000,000.00 of such Earnest Money becomes the Non-Refundable Portion of the Earnest Money, then the refundable portion of the Earnest Money (i.e. $3,000,000.00) shall be paid back as follows: Bluerock shall receive $2,500,000.00 and CWS shall receive $500,000.00.

Section 6.	Distributions.

6.1	Distribution of Distributable Funds.

(a)          The Management Committee shall calculate and determine the amount of Distributable Funds for each applicable period. Except as provided in Sections 5.2(b), 6.1 or 13.3 or otherwise provided hereunder, Distributable Funds, if any, shall be distributed to the Members, on a monthly basis based on a calendar year, so long as the Loan is outstanding. Thereafter, such distributions shall be made on the 15th day of each month or from time to time as determined by the Management Committee.

(b)          Any Distributions otherwise payable to a Member under this Agreement shall be applied first to satisfy amounts due and payable on account of the indemnity and/or contribution obligations of such Member under this Agreement and/or any other agreement delivered by such Member to the Company or any other Member but shall be deemed distributed to such Member for purposes of this Agreement.

(c)          Distributable Funds shall be distributed in the following order and priority:

(1)         First, to such Members who shall have made additional Capital Contributions with respect to the Default Amount of a Defaulting Member under Section 5.2(b)(3) in proportion to the aggregate sum of the accrued but unpaid Preferred Return with respect to such additional Capital Contributions until each such Member shall realize through Distributions and actually received the Preferred Return with respect to such additional Capital Contributions;

(2)         Second, to such Members who shall have made additional Capital Contributions with respect to the Default Amount of a Defaulting Member under Section 5.2(b)(3) in proportion to the aggregate sum of such additional Capital Contributions until each such Member shall realize through Distributions and actually received an amount equal to such additional Capital Contributions;

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(3)         Third, to the Members in proportion to the aggregate sum of the accrued but unpaid Preferred Return with respect to the Additional Capital Contributions of a Member under Section 5.2(a) until each such Member shall realize through Distributions and actually received the Preferred Return with respect to such Additional Capital Contributions;

(4)         Fourth, to the Members in proportion to the aggregate sum of the Additional Capital Contributions of the Members under Section 5.2(a) until each such Member shall realize through Distributions and actually receives an amount equal to such Additional Capital Contributions;

(5)         Fifth, to the Members in proportion to their respective Percentage Interests until each Member shall realize through Distributions and actually receive the Preferred Return with respect to the Initial Capital Contributions of a Member under Section 5.1;

(6)         Sixth, to the Members in proportion to their respective Percentage Interests until each Member shall realize through Distributions and actually receives an amount equal to such Initial Capital Contributions under Section 5.1; and

(7)         Seventh, the balance, if any, of such Distributable Funds remaining after the Distributions pursuant to (1), (2), (3), (4), (5) and (6) above shall be distributed as follows:

a.           if a CWS Change Event has occurred, such Distributable Funds shall be distributed to the Members in proportion to their Percentage Interests; and

b.           if no CWS Change Event has occurred, such Distributable Funds shall be distributed as follows: (i) an amount equal to twenty-two and one-half percent (22.5%) of such Distributable Funds shall be distributed to Promote Member, (ii) an amount equal to seven and seventy-five hundredths percent (7.75%) of such Distributable Funds shall be distributed to CWS and Promote Member in accordance with their respective Percentage Interests, and (iii) an amount equal to sixty-nine and seventy-five one hundredths percent (69.75%) of such Distributable Funds shall be distributed to Bluerock.

6.2           Distributions in Kind. In the discretion of the Management Committee, Distributable Funds may be distributed to the Members in cash or in kind; provided, however, any distribution of any asset in kind must be made to all Members in an amount equal to the percentage in which such Member shares in Distributions from the Company. In the case of all assets to be distributed in kind, the amount of the Distribution shall equal the fair market value of the asset distributed as determined by the Management Committee. In the case of a Distribution of publicly traded property, the fair market value of such property shall be deemed to be the average closing price for such property for the thirty (30) day period immediately prior to the Distribution, or if such property has not yet been publicly traded for thirty (30) days, the average closing price of such property for the period prior to the Distribution in which the property has been publicly traded.

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Section 7.	Allocations.

7.1           Allocation of Net Income and Net Losses Other than in Liquidation. Except as otherwise provided in this Agreement, Net Income and Net Losses of the Company for each Fiscal Year shall be allocated among the Members in a manner such that, as of the end of such Fiscal Year and taking into account all prior allocations of Net Income and Net Losses of the Company and all Distributions made by the Company through such date, the Capital Account of each Member is, as nearly as possible, equal to the Distributions that would be made to such Member pursuant to Section 6.1 if the Company were dissolved, its affairs wound up and assets sold for cash equal to their tax basis (or book value in the case of assets that have been revalued in accordance with Section 704(b) of the Code), all Company liabilities were satisfied, and the net assets of the Company were distributed in accordance with Section 6.1 immediately after such allocation.

7.2           Allocation of Net Income and Net Losses in Liquidation. Net Income and Net Losses realized by the Company in connection with the liquidation of the Company pursuant to Section 13 shall be allocated among the Members in a manner such that, taking into account all prior allocations of Net Income and Net Losses of the Company and all Distributions made by the Company through such date, the Capital Account of each Member is, as nearly as possible, equal to the amount which such Member is entitled to receive pursuant to Section 13.3(d)(3).

7.3           U.S. Tax Allocations.

(a)          Subject to Section 704(c) of the Code, for U.S. federal and state income tax purposes, all items of Company income, gain, loss, deduction and credit shall be allocated among the Members in the same manner as the corresponding item of income, gain, loss, deduction or credit was allocated pursuant to the preceding paragraphs of this Section 7.

(b)          In accordance with Code Section 704(c) and the Treasury regulations promulgated thereunder, income and loss with respect to any property contributed to the capital of the Company (including, if the property so contributed constitutes a partnership interest, the applicable distributive share of each item of income, gain, loss, expense and other items attributable to such partnership interest whether expressly so allocated or reflected in partnership allocations) shall, solely for U.S. federal income tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the Company for U.S. federal income tax purposes and its Agreed Upon Value at the time of contribution. Such allocation shall be made in accordance with the “traditional method” set forth in Regulations Section 1.704-3(b) unless the Members unanimously agree to another permissible method under such Regulations.

(c)          Any elections or other decisions relating to such allocations shall be made by the Members in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 7.3 are solely for purposes of U.S. federal, state and local income taxes and shall not affect, or in any way be taken into account in computing, any Member’s share of Net Income, Net Loss, other items or distributions pursuant to any provisions of this Agreement.

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Section 8.	Books, Records, Tax Matters and Bank Accounts.

8.1           Books and Records. The books and records of account of the Company shall be maintained in accordance with industry standards and shall be based on the Property Manager Reports. The books and records shall be maintained at the Company’s principal office or at a location designated by the Management Committee, and all such books and records (and the dealings and other affairs of the Company and its Subsidiaries) shall be available to any Member at such location for review, investigation, audit and copying, at such Member’s sole cost and expense, during normal business hours on at least twenty-four (24) hours prior notice. In connection with such review, investigation or audit, such Member (and its representatives and agents) shall have the unfettered right to meet and consult with any and all employees of Property Manager (or any of their respective Affiliates) and to attend meetings and independently meet and consult with any and all third parties having dealings or any other relationship with the Company or any of its Subsidiaries or with Property Manager in respect of the Company or any of its Subsidiaries. In addition, at any time during which CWS Apartment Homes LLC is not the Property Manager of a particular Property, then unless Bluerock has conducted an independent annual audit (the “BR Audit”) of the books, accounts and records of the Company pursuant to a scope reasonably acceptable to CWS and Promote Member and promptly provides CWS and Promote Member with a copy of such audit certified to CWS and Promote Member, CWS and Promote Member shall have the right to require an annual audit (the “CWS Audit”) of the books, accounts and records of the Company and the Subsidiary relating to such Property conducted by an independent auditor selected by CWS and Promote Member. The BR Audit shall be conducted at the expense of the Company. Bluerock and CWS shall each bear fifty percent (50%) of the costs associated with the CWS Audit. The Company, the Subsidiaries and such Subsidiary and the other Members shall reasonably cooperate in connection with any audit.

8.2           Reports and Financial Statements.

(a)          Within five (5) business days of the end of each Fiscal Year, the Manager shall cause each Member to be furnished with two sets of the following additional annual reports computed as of the last day of the Fiscal Year:

(1)         An unaudited balance sheet of the Company;

(2)         An unaudited statement of the Company’s profit and loss; and

(3)         A statement of the Members’ Capital Accounts and changes therein for such Fiscal Year.

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(b)          Within the time periods set forth in the Management Agreement, the Property Manager is required to furnish to Owner such information as requested by Bluerock as is necessary for any reporting requirements of the SOIFs, BR Growth, or BR Growth II (to the extent any of such affiliates of Bluerock are hereafter a Member or direct or indirect owner of a Member of the Company) and any reporting requirements of any REIT Member (whether a direct or indirect owner) to determine its qualification as a REIT and its compliance with REIT Requirements as shall be reasonably requested by Bluerock. Further, as provided in the Management Agreement, the Property Manager is required to cooperate in a reasonable manner at the request of any Member to work in good faith with any designated accountants or auditors of such Member or its Affiliates so that such Member or its Affiliate is able to comply with its public reporting, attestation, certification and other requirements under the Securities Exchange Act of 1934, as amended, applicable to such entity, and to work in good faith with the designated accountants or auditors of the Member or any of its Affiliates in connection therewith, including for purposes of testing internal controls and procedures of such Member or its Affiliates.

(c)          The Members acknowledge that the Property Manager is obligated to perform Property-related accounting and furnish Property-related accounting statements under the terms of the Management Agreement (the “Property Manager Reports”). Manager shall be entitled to rely on the Property Manager Reports with respect to its obligations under this Section 8, and the Members acknowledge that the reports to be furnished shall be based on the Property Manager Reports, without any duty on the part of the Manager to further investigate the completeness, accuracy or adequacy of the Property Manager Reports.

8.3           Tax Representative.

(a)          Bluerock is hereby designated as the “tax matters partner” of the Company and the Subsidiaries, as defined in Code Section 6231(a)(7) (the “Tax Matters Member”) and shall prepare or cause to be prepared all income and other tax returns of the Company and its Subsidiaries pursuant to the terms and conditions of Section 8.5. Except as otherwise provided in this Agreement, all elections required or permitted to be made by the Company and its Subsidiaries under the Code or state tax law shall be timely determined and made by Bluerock in its reasonable good faith discretion after consultation with CWS. The Members intend that the Company be treated as a partnership for U.S. federal, state and local tax purposes, and the Members will not elect or authorize any person to elect to change the status of the Company from that of a partnership for U.S. federal, state and local income tax purposes. Bluerock agrees to consult with CWS with respect to any written notice of any material tax elections and any material inquiries, claims, assessments, audits, controversies or similar events received from any taxing authority. In addition, upon the request of any Member, the Company and each of its Subsidiaries shall make an election pursuant to Code Section 754 to adjust the basis of the Company’s property in the manner provided in Code Sections 734(b) and 743(b). The Company hereby indemnifies and holds harmless Bluerock from and against any claim, loss, expense, liability, action or damage resulting from its acting or its failure to take any action as the “tax matters partner” of the Company and its Subsidiaries, provided that any such action or failure to act does not constitute gross negligence or willful misconduct by Bluerock. As the Tax Matters Member, Bluerock shall take such action as may be necessary to cause to the extent possible each other Member to become a “notice partner” within the meaning of Code Section 6231(a)(8). Bluerock shall use reasonable efforts to inform each other Member of all material matters that may come to its attention in its capacity as the Tax Matters Member by giving notice thereof within ten (10) business days after becoming aware thereof and, within such time, shall forward to each other Member copies of all material written communications it may receive in such capacity. If any Member intends to file a notice of inconsistent treatment under Code Section 6222(b), such Member shall give reasonable notice under the circumstances to the other Members of such intent and the manner in which the Member’s intended treatment of an item is (or may be) inconsistent with the treatment of that item by the other Members. Without the consent of each Member, the Tax Matters Member shall not extend the statute of limitations, file a request for administrative adjustment, file suit concerning any tax refund or deficiency relating to any Company administrative adjustment or enter into any settlement agreement relating to any Company item of income, gain, loss, deduction or credit for any Fiscal Year of the Company. This provision is not intended to authorize the Tax Matters Member to take any action left to the determination of an individual Member under Sections 6222 through 6231 of the Code.

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(b)          If, and to the extent that, provisions of the Bipartisan Budget Act of 2015 (the “2015 Act”) apply to any audit of any tax return of the Company (“Affected Tax Return”), then the following provisions shall apply:

(i)          Bluerock shall be designated and shall act as the “Partnership Representative” pursuant to the Code with all of the rights, duties and powers provided for in Code Sections 6221 through 6241 (as modified by the 2015 Act), subject to any limitations in this Section 8.3. Following such designation, any reference to the Tax Matters Member in this Agreement shall be deemed to refer to the Partnership Representative, and the Partnership Representative shall succeed to all of the duties and rights of the Tax Matters Member that existed prior to the application of the provisions of the 2015 Act. Subject to the terms of this Agreement, the Partnership Representative shall have full discretion to represent and bind the Company in each audit conducted by any taxing authority, including without limitation the power and authority (i) to make an election under Section 6223 (if available) or Section 6226 of the Code (as amended by the 2015 Act), and any Treasury Regulations promulgated in accordance therewith, and (ii) to take, and to cause the Company to take, all actions necessary or convenient to give effect to such an election. The Company may engage accountants and legal counsel to assist the Partnership Representative in discharging its duties hereunder at the expense of the Company.

(ii)         The Partnership Representative shall keep the other Members reasonably advised of any material dispute the Company or any Subsidiary may have with any federal, state or local taxing authority. The costs and expenses incurred by a Member in connection with the preceding sentence shall not be treated as expenses of the Company. All expenses incurred by the Partnership Representative with respect to any tax matter that does or may affect the Company, or any Member by reason thereof, shall be paid for out of Company assets and shall be treated as Company expenses (other than, for the avoidance of doubt, such costs and expenses of the Partnership Representative in its capacity as a Member which shall not be treated as expenses of the Company).

(iii)        Unless directed to the contrary by the unanimous written consent of the Members, upon any final adjustment occurring under the procedures of the 2015 Act, the Partnership Representative shall cause the Company to timely elect to utilize the alternative procedure described in Section 6226 of the Code (as modified by the 2015 Act) to have the Members of the Company for the year which is under examination pay the applicable tax liability, and the Partnership Representative shall provide the Internal Revenue Service and each affected Member with such information as required by such Section 6226 and any Treasury Regulations promulgated thereunder. Each Member agrees to reasonably cooperate with the Company in utilizing the procedures under Section 6226 of the Code, whether or not such person is a Member at the time of a final adjustment.

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(iv)        Each applicable Member shall indemnify and reimburse the Company to the extent that the Company is required to make any payment for a tax, interest, addition to tax or penalty on behalf of a Member or with respect to a Member’s share of any adjustment to income, gain, loss, deduction, or credit as determined in the reasonable good faith discretion of the Partnership Representative based on the amount each such Member should have borne (computed at the tax rate used to compute the Company’s liability). To the fullest extent permitted by law, a Member’s obligations under this Section 8.3(b)(iv) shall survive the dissolution, liquidation, termination and winding-up of the Company and shall survive, as to each Member, such Member’s withdrawal from the Company or termination of the Member’s status as a Member. The Company may pursue all rights and remedies it may have against each Member (or former Member). Any amounts payable to the Company under this Section 8.3(iv) (an “Imputed Underpayment Amount”) shall be payable by the applicable Member within ten (10) business days of receipt of notice that such payment is due. The Company shall have a right of set-off against distributions to a Member or former Member in the amount of such Imputed Underpayment Amount, and any amount withheld pursuant to this Section 8.3(b)(iv) shall be treated as an amount distributed to such Member for all purposes under this Agreement. The Members agree to reasonably cooperate with the Company as necessary to carry out the intent of this Section 8.3, and in furtherance thereof, each Member agrees to take all actions that the Partnership Representative informs it are reasonably necessary to effect a valid decision of the Partnership Representative in its capacity as such, including without limitation providing any information reasonably requested in connection with any tax audit or related proceeding (which information may be freely disclosed to the Internal Revenue Service or other relevant taxing authorities) and paying the portion of a liability determined to be attributable to such Member in accordance with this Section 8.3.

(v)         Bluerock shall have the authority, its reasonable good faith discretion, to amend this Agreement where appropriate to provide for provisions intended to address the application of the applicable rules of the Code, Treasury Regulations and the Internal Revenue Service that apply to audits conducted pursuant to the 2015 Act, as they may be amended or interpreted from time-to-time, to the audit of any Affected Tax Return.

8.4           Bank Accounts. All funds of the Company are to be deposited in the Company’s name in such bank account or accounts as may be designated by the Management Committee or established by the Property Manager pursuant to the Management Agreement and shall be withdrawn on the signature of such Person or Persons as the Management Committee may authorize.

8.5           Tax Returns. Bluerock shall cause to be prepared all income and other tax returns of the Company and its Subsidiaries required by applicable law and shall submit such returns to the Management Committee for its review, comment and approval at least twenty (20) days prior to the due date or extended due date thereof and shall thereafter cause the same to be filed in a timely manner (including extensions). No later than the due date or extended due date, Manager shall deliver or cause to be delivered to each Member a copy of the tax returns for the Company and such Subsidiaries with respect to such Fiscal Year, together with such information with respect to the Company and such Subsidiaries as shall be necessary for the preparation by such Member of its U.S. federal and state income or other tax and information returns; provided, however, Manager shall commit to deliver drafts of K-1s to each of the Members no later than February 28 of the year following the end of each Fiscal Year, and shall deliver final K-1’s to the Members promptly thereafter.

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8.6           Expenses. Notwithstanding any contrary provision of this Agreement, the Members acknowledge and agree that the reasonable expenses and charges incurred directly or indirectly by or on behalf of the Manager, Bluerock, CWS or Promote Member in connection with its obligations under this Section 8 will be reimbursed by the Company to the applicable party to the extent provided in the applicable Budget. Further, it is expressly understood and agreed that all reasonable expenses of Bluerock, CWS, Promote Member and their respective principals and Affiliates associated with the Company or the Property, along with all accounting and administrative expenses for CWS, shall be reimbursed by the Company, including without limitation, filing fees, tax returns, closing costs, due diligence and travel to the extent provided in the applicable Budget.

Section 9.	Management and Operations.

9.1	Management.

(a)          The Company shall be managed by Bluerock (“Manager”), who shall have the authority to exercise all of the powers and privileges granted by the Act, any other law or this Agreement, together with any powers incidental thereto, and to take any other action not prohibited under the Act or other applicable law, so far as such powers or actions are necessary or convenient or related to the conduct, promotion or attainment of the business, purposes or activities of the Company. Bluerock shall perform its duties as the Manager in accordance with Due Care. Bluerock, on behalf of the Company, shall implement all Major Decisions approved by the Members, enforce agreements entered into by the Company and its Subsidiaries, and conduct the business and affairs of the Company and its Subsidiaries in accordance with the terms of this Agreement. Manager shall manage the operations and affairs of the Company, subject to the oversight of the Management Committee. To the extent that Bluerock or a Bluerock Transferee Transfers all or a portion of its Interest in accordance with Section 12 to a Bluerock Transferee, such Bluerock Transferee may be appointed as the Manager under this Section 9.1(a) by Bluerock or a Bluerock Transferee then holding all or a portion of an Interest without any further action or authorization by any Member.

(b)         The Management Committee may appoint individuals to act on behalf of the Company with such titles and authority as determined from time to time by the Management Committee.

(c)          Except as specifically provided otherwise in this Agreement: (i) all Major Decisions shall require the consent of all Members, (ii) all BR Major Decisions shall require only the consent of Bluerock, and (iii) if a CWS Change Event has occurred, then neither CWS or Promote Member shall be entitled to vote on any Major Decision except for those Major Decisions set forth in the following subsections of the definition of Major Decision: (iii), (iv), (xii) and (xiv), but only to the extent such Major Decisions relate to Bluerock undertaking such Major Decision in furtherance of a 1031 exchange which does not comply with Section 9.2(i) or to any business activity that is not within the purposes of the Company, and not otherwise; (vii) with regard to bankruptcy, receivership or an assignment; (viii) with regard to making distributions; (x) with regard to amending organizational documents; (xii) with regard to Affiliate sales, transfers or exchanges and/or for consideration other than cash; (xiii) with regard to Affiliate financing, service contracts or fees; (xv) with regard to BR Credit Support Claims and Neutral Credit Support Claims; and (xvi) with regard to the terms of any Credit Support, or any amendments or modifications thereto.

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9.2	Management Committee.

(a)          Bluerock and CWS hereby establish a management committee (the “Management Committee”). The Management Committee shall consist of four (4) individuals appointed to act as “representatives” of the Member that appointed him or her (the “Representatives”) as follows: (i) Bluerock shall be entitled to designate two (2) Representatives to represent Bluerock; and (ii) CWS shall be entitled to designate two (2) Representatives to represent CWS. The initial members of the Management Committee are set forth on Exhibit A. Bluerock and CWS each represents, warrants and covenants that the Representatives designated by them on Exhibit A have, and shall at all times have, the full power and authority to make decisions and vote as a member of the Management Committee, and that such Representatives’ votes as members of the Management Committee will be binding on each of them and any transferee of all or a portion of their Interest; unless and until such time as Bluerock or CWS or their transferee notifies the other Member of a change in a Representative, after which time this sentence shall apply only with respect to the replacement Representative.

(b)          Each member of the Management Committee shall hold office until death, resignation or removal at the pleasure of the Member that appointed him or her. If a vacancy occurs on the Management Committee, the Person with the right to appoint and remove such vacating Representative shall appoint his or her successor. A Member shall lose its right to have Representatives on the Management Committee, and its Representatives on the Management Committee shall be deemed to be automatically removed, as of the date on which such Member ceases to be a Member or as otherwise provided in this Agreement. If Bluerock or a Bluerock Transferee Transfers all or a portion of its Interest to a Bluerock Transferee pursuant to Section 12.2, such Bluerock Transferee shall automatically, and without any further action or authorization by any Member, succeed to the rights and powers of Bluerock under this Section 9 as may be agreed to between Bluerock or the Bluerock Transferee which is transferring the Interest, on the one hand, and the Bluerock Transferee to which the Interest is being transferred, on the other hand, including the shared or unilateral right to appoint the Representatives that Bluerock was theretofore entitled to appoint pursuant to Section 9.2(a).

(c)          The Management Committee shall meet once every quarter (unless waived by mutual agreement of the Members) and at such other times as may be necessary for the conduct of the Company’s business on at least five (5) days prior written notice of the time and place of such meeting given by any Representative. Notice of regular meetings of the Management Committee is not required. Representatives may waive in writing the requirements for notice before, at or after a special meeting, and attendance at such a meeting without objection by a Representative shall be deemed a waiver of such notice requirement.

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(d)          The Management Committee shall have the right, but not the obligation, to elect one of the Representatives or another person to serve as Secretary of the Management Committee. Such person shall hold office until his or her death, resignation or removal by a vote of the Management Committee. The Secretary or a person designated by him or her shall take written minutes of the proceedings of the meetings of the Management Committee, and such minutes shall be filed with the records of the Company.

(e)          The only Representatives required to constitute a quorum for a meeting of the Management Committee shall be one (1) Representative appointed by Bluerock and one (1) Representative appointed by CWS; provided, however, that if CWS has not appointed at least one (1) Representative to the Management Committee at the time of such meeting (for example, if each CWS Representative has been removed and not replaced), then a quorum for a meeting of the Management Committee shall be one (1) Representative appointed by Bluerock. Each of the two (2) Representatives appointed by Bluerock shall be entitled to cast two (2) votes on any matter that comes before the Management Committee and each of the Representatives appointed by CWS shall be entitled to cast one (1) vote on any matter that comes before the Management Committee. Approval by the Management Committee of any matter shall require the affirmative vote (including votes cast by proxy) of at least a majority of the votes of the Representatives then in office voting at a duly held meeting of the Management Committee.

(f)          Any meeting of the Management Committee may be held by conference telephone call, video conference or through similar communications equipment by means of which all persons participating in the meeting can communicate with each other. Participation in a telephonic and/or video conference meeting held pursuant to this Section 9 shall constitute presence in person at such meeting.

(g)          Any action required or permitted to be taken at a meeting of the Management Committee may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by the Representatives having not less than the minimum of votes that would be necessary to authorize or take such action at a meeting at which all Representatives entitled to vote thereon were present and voted. All consents shall be filed with the minutes of the proceedings of the Management Committee.

(h)          Except as otherwise expressly provided in this Agreement, none of the Members or their Representatives (in their capacities as members of the Management Committee) only, shall have any duties or liabilities to the Company or any other Member (including any fiduciary duties), whether or not such duties or liabilities otherwise arise or exist in law or in equity, and, to the extent permitted by applicable law, each Member hereby expressly waives any such duties or liabilities; provided, however, that this Section 9.2(h) shall not eliminate or limit the liability of such Representatives or the Members (A) for acts or omissions that involve fraud, intentional misconduct or a knowing and culpable violation of law, or (B) for any transaction not permitted or authorized under or pursuant to this Agreement from which such Representative or Member derived a personal benefit unless the Management Committee has approved in writing such transaction in accordance with this Agreement; provided, further, however, that each of such Representative and/or Member acts in accordance with Due Care. Except as provided in this Agreement, whenever in this Agreement a Representative of a Member and/or a Member is permitted or required to make a decision affecting or involving the Company, any Member or any other Person, such Representative and/or such Member shall be entitled to consider only such interests and factors as he, she or it desires, including a particular Member’s interests, and shall, to the fullest extent permitted by applicable law, have no duty or obligation to give any consideration to any interest of or factors affecting the Company or any Member.

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(i)          Subject to obtaining any necessary Lender approvals, Bluerock, in its sole discretion, may at any time elect to cause the Company to transfer one or more of the Properties (each, a “Divided Property”) to a new limited liability company (an “LLC”) formed for the purpose of owning such Divided Property, which LLC shall be owned by the Members in the same percentages as such Members own their Interests in the Company. The operating agreement for the LLC shall be substantially similar in form to this Agreement except (i) as mutually agreed by the Members and (ii) that revisions shall be made to this Agreement and the operating agreements for the LLCs to reflect that the distributions under Section 6.1(c) shall be made on an aggregate basis with respect to the Company and the Divided Property LLCs with the effect that the distribution economics as set forth under Section 6.1(c) hereof shall be respected among the Company and the Divided Property LLCs on an aggregated basis (for purposes of clarity, no amounts shall be distributable under Section 6.1(c)(7) of any Divided Property LLC or this Agreement (as revised) unless and until the aggregate Preferred Return and Capital Contributions have first been distributed with respect to the Company and all Divided Property LLCs). The transfer of a Divided Property to an LLC shall be structured to qualify as a partnership division pursuant to Treas. Reg. § 1.708-1(d), and shall be accomplished by transferring 100% of the membership interest in the Owner that owns the Divided Property to the LLC and as otherwise described in Treas. Reg. § 1.708-1(d)(3)(i)(A). The LLC shall take the Divided Property subject to the Company’s obligations under the Loan documentation and the related security agreements, and the Manager is authorized to execute, and shall execute, all necessary documents and take all other actions on behalf of the Company to effectuate such transfer. All costs and expenses of effecting a Divided Property incurred by the Company shall be borne by Bluerock. If Bluerock desires to exchange a Property, including, without limitation, a Divided Property, pursuant to a Code Section 1031 exchange and CWS and Promote Member do not, then Bluerock may, after or concurrently with the sale of such Property, cause the exchange property to be acquired by the LLC, provided that concurrently with the sale of such Property, Bluerock shall cause CWS’ and Promote Members’ interest in the Company with respect to the sold Property to be redeemed for an amount equal to what CWS and the Promote Member would have received had such Property been sold and proceeds were distributed pursuant to Section 6 of this Agreement rather than used to consummate a Code Section 1031 exchange.

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9.3	Budget.

(a)          Attached hereto as Exhibit D is the form of Budget applicable to the balance of the 2017 Fiscal Year, which Budget is deemed approved by each Owner and the Property Manager. The Property Manager shall submit a proposed Budget for a Fiscal Year to each Owner for such Owner’s review no later than September 15th of the year prior to the beginning of such Fiscal Year. In the event any Owner does not approve any Budget proposed by the Property Manager, in whole or in part, any Owner and the Property Manager shall in good faith cooperate to resolve any differences with respect to the proposed Budget for such Fiscal Year as soon as may be reasonably practicable, but in no event later than December 31 of the year prior to the beginning of such Fiscal Year. If for any reason the Property Manager and an Owner are unable to agree on a form of Budget for a Fiscal Year prior to such deadline, such Owner shall, at its election, be entitled to unilaterally establish the Budget for such Fiscal Year and such Owner-prepared Budgets shall be implemented by the Property Manager as provided in the Management Agreement. Until a complete new Budget is approved, as provided in the Management Agreement, and so long as an Owner has not unilaterally established a Budget as provided in the immediately preceding sentence, Property Manager is required to operate the Property on the basis of the Budget for the prior Fiscal Year adjusted, as necessary, for (i) any actual changes in Uncontrollable Expenses, (ii) increases in Controllable Expenses based on changes in the Consumer Price Index All Urban Consumers for the area in which the Property is located, and (iii) any Emergency Expenditure. In the instance that the Property is operating on the basis of the Budget for the prior Fiscal Year, all capital expenditures (except capital expenditures which are Emergency Expenditures) must be prior approved by an Owner in writing. It is hereby expressly acknowledged by the parties that the Budgets are intended as projections only, and the Property Manager shall have no responsibility (other than the reporting set forth in Section 9.3(c)) for any shortfall or other loss because the Property operations do not achieve the results projected in any Budget. Each Fiscal Year Budget shall include the information set forth in Exhibit B attached hereto.

(b)          The Budget shall constitute a major control under which the Property Manager shall be required to operate the Property, and there shall be no substantial variances therefrom except as permitted by the Property Management Agreement or approved by an Owner (and, to the extent required under this Agreement, by the Management Committee established hereunder) in writing. Consequently, except as permitted by other provisions of the Management Agreement, no expenses may be incurred or commitments made by the Property Manager in connection with the maintenance and operation of the Property which exceed the amounts allocated to the corresponding line item amounts in the Budget for the period in question by more than ten percent (10%) or $5,000 per line item, whichever is less, without the prior consent of an Owner; provided that the foregoing limitation shall not apply to the “Base Management Fee” (which will be determined as provided in the Management Agreement), or to expenses for Uncontrollable Expenses; and provided that the Property Manager will be permitted to pay expenses in excess of Budget allowances if the expenses represent reallocation among periods of amounts otherwise allowed by this provision or which represent cost savings in any line item or the application of a contingency line item, if any, (for avoidance of doubt, any such reallocation shall only occur within a Budget for a given Owner and Property, and not among Budgets for multiple Owners and/or Properties). Any Owner’s agreement to pay any fee or cost as evidenced by the inclusion of any item in an approved Budget shall have the same binding effect as if such agreement to pay was expressly set forth in the Management Agreement.

(c)          In the event there shall be a variance in any summary accounts between the results of operations for any month and the estimated results of operations for such month (as set forth in the corresponding line item amount contained in the Budget) in excess of ten percent (10%) or $5,000 per line item, whichever is less, the Property Manager shall furnish to the Owner, within the time period set forth in the Management Agreement, a written explanation as to why the variance occurred. If substantial variances have occurred or are anticipated by the Property Manager during the remainder of any Fiscal Year, the Property Manager shall, as provided in the Management Agreement, prepare and submit to the Owner, for review and approval by such Owner, a revised forecast covering the remainder of the Fiscal Year with an explanation for the revision.

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(d)          Notwithstanding the terms of Section 9.3(a) through Section 9.3(c) above, any Budget may, at any time, be amended by Bluerock in its commercially reasonable discretion.

(e)          For all purposes of this Section 9.3, subject to the rights of CWS and Promote Member to approve Major Decisions as set forth in Section 9.1(c), the limitations on Bluerock undertaking BR Major Decisions set forth in Section 5.7, Section 9.7, Section 9.10, of this Agreement, and the limitations on Bluerock implementing BR Major Decisions as contemplated in the definition of BR Major Decisions, decisions on behalf of any Owner shall be made by the Management Committee.

9.4           Implementation of Plan by Property Manager. The Property Manager shall, subject to the limitations contained in the Management Agreement, the availability of operating revenues and other cash flow and any other matters outside of the reasonable control of the Property Manager, be required to implement and shall not vary or modify the then applicable Budget unless otherwise expressly permitted to vary or modify the applicable Budget pursuant to the Management Agreement.

9.5           Affiliate Transactions. Except for the Management Agreement, the License Agreement and, if applicable, the Corporate Housing Agreement, no agreement shall be entered into by the Company or any Owner with a Member or any Affiliate of a Member and no decision shall be made in respect of any such agreement (including, without limitation, the enforcement or termination thereof) unless such agreement or related decision shall have been approved in writing by all Members. Without limiting the foregoing, except for the Management Agreement, the License Agreement, and, if applicable, the Corporate Housing Agreement, any such agreement shall be on arm’s length terms and conditions, be terminable on thirty (30) days’ notice without penalty and the terms and conditions of such agreement shall be disclosed to all Representatives prior to the execution and delivery thereof. Further, the written approval of Bluerock shall be required prior to the use of the name “Bluerock” in connection with any matter or transaction and the written approval of CWS and Promote Member shall be required prior to the use of the name “CWS” in connection with any matter or transaction.

9.6	Other Activities.

(a)          Right to Participation in Other Member Ventures. Neither the Company nor any Member (or any Affiliate of any Member) shall have any right by virtue of this Agreement either to participate in or to share in any other now existing or future ventures, activities or opportunities of any of the other Members or their Affiliates, or in the income or proceeds derived from such ventures, activities or opportunities.

(b)          Limitation on Actions of Members; Binding Authority. No Member shall, without the prior written consent of the other Members, take any action on behalf of, or in the name of, the Company, or enter into any contract, agreement, commitment or obligation binding upon the Company, or, in its capacity as a Member or Manager of the Company, perform any act in any way relating to the Company or the Company’s assets, except in a manner and to the extent consistent with the provisions of this Agreement.

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9.7	Management Agreement.

(a)          Independent Contractor. CWS Apartment Homes LLC, a Delaware limited liability company, as Property Manager, has agreed to provide management services to each Owner with respect to the Property on the terms set forth in the respective Management Agreement; and it is agreed that the Property Manager shall provide such management services to such Owner as an independent contractor.

(b)          Management and Oversight Fees. Each Owner has entered into a Management Agreement with the Property Manager (as such Management Agreement may be updated and supplemented from time to time) pursuant to which the Property Manager will be required to provide the management services described therein to such Owner. Pursuant to the Management Agreement and subject to the terms of the Loan Documents, the Property Manager will be entitled to receive a property management fee equal to three percent (3.0%) of Gross Rental Revenue (as defined in the Management Agreement) but in no event less than $7,500.00 per month during “lease-up” (as more particularly described in Section 3.1 of the Management Agreement (the “Base Management Fee”). CWS Apartment Homes LLC, as the Property Manager, or its designee, shall also be entitled to a construction management fee of three percent (3.0%) as provided in the Management Agreement.

(c)          Termination of Management Agreement.

(1)         The Management Agreement shall be terminable as provided under its terms and conditions by any Owner or Bluerock or, as long as the Property Manager is CWS Apartment Homes LLC, by Property Manager.

(2)         Notwithstanding anything to the contrary in this Section 9.7(c), no termination of a Management Agreement or buyout of the other party’s Interest in the Company shall be permitted unless permitted or approved under any applicable Collateral Agreement or under the Loan Documents.

(d)          Delegation. Any delegation of the responsibilities of Property Manager or the subcontracting for such services will be subject to the prior written consent of the Management Committee. Separate agreements may also be entered into with CWS, Bluerock, their respective Affiliates, or with third parties for certain services to be provided to the Company or any Owner, including leasing, construction management, property management, asset management, technology services, etc., on an arms-length basis and on terms and conditions which are competitive for services and supplies rendered by persons or entities of similar skill, competence and experience other than the Members or their respective Affiliates. Such arrangements shall be at market rates, and shall, subject to the final sentence of this Section 9.7(d), be entered into only with the prior written approval of the Members, consistent with an approved budget and business plan for each asset. Unless otherwise agreed, all such contracts will be payable on a monthly basis and will be terminable upon thirty (30) days’ notice for any reason or no reason. Notwithstanding the foregoing, the Members hereby approve the Management Agreement and the License Agreement. Further notwithstanding anything contained herein to the contrary, this Section 9.7 shall not be construed to prevent the Management Committee from unilaterally selecting a replacement Property Manager which is not an Affiliate of Bluerock following any termination of the Management Agreement.

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9.8	Operation in Accordance with REOC/REIT Requirements.

(a)          The Members acknowledge that Bluerock or one or more of its Affiliates (a “BR Affiliate”) intends or may intend to qualify as a “real estate operating company” or “venture capital operating company” within the meaning of U.S. Department of Labor Regulation 29 C.F.R. §2510.3-101 (a “REOC”), and agree that the Company and its Subsidiaries shall in such case be operated in a manner that will enable Bluerock and such BR Affiliate to so qualify. Notwithstanding anything herein to the contrary, the Company and its Subsidiaries shall not take, or refrain from taking, any action that Bluerock notifies the Company would result in Bluerock or a BR Affiliate from failing to qualify as a REOC. The Members acknowledge and agree that Bluerock may assign any or all of its rights or powers under this Agreement as Manager, to designate committee representatives, to provide consents and approvals, or any other rights or powers to one or more of its BR Affiliates as it deems appropriate, and the exercise of any such rights or powers by a BR Affiliate shall have full force and effect under this Agreement without the need for any further consent or approval. Except as disclosed to Bluerock, CWS (a) shall not fund any Capital Contribution “with the ‘plan assets’ of any ‘employee benefit plan’ within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended or any ‘plan’ as defined by Section 4975 of the Internal Revenue Code of 1986, as amended”, and (b) shall comply with any reasonable requirements specified by Bluerock in order to ensure compliance with this Section 9.8.

(b)          Except for the Property, neither the Company nor its Subsidiaries shall hold any investment, incur any indebtedness or otherwise take any action that would cause any Member of the Company (or any Person holding an indirect interest in the Company through an entity or series of entities treated as partnerships for U.S. federal income tax purposes) to realize any “unrelated business taxable income” as such term is defined in Code Sections 511 through 514, unless specifically agreed to by the Manager in writing. No Manager, Member or any Affiliate thereof shall be liable for any income or other taxes, damages, costs or expenses incurred by the Company or any Member by reason of the recognition by the Company of UBTI.

(c)          The Company (and any direct or indirect Subsidiary of the Company) may not engage in any activities or hold any assets that would constitute or result in the occurrence of a REIT Prohibited Transaction as defined herein. Notwithstanding anything to the contrary contained in this Agreement, during the time a REIT Member is a Member of the Company, neither the Company, any direct or indirect Subsidiary of the Company, nor any Member of the Company shall knowingly take or refrain from taking any action which, or the effect of which, would constitute or result in the occurrence of a REIT Prohibited Transaction by the Company or any direct or indirect Subsidiary thereof, including without limiting the generality of the foregoing, but in amplification thereof:

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(i)          Entering into any lease, license, concession or other agreement or permitting any sublease, license, concession or other agreement that provides for rent or other payment based in whole or in part on the income or profits of any person, excluding for this purpose a lease that provides for rent based in whole or in part on a fixed percentage or percentages of gross receipts or gross sales of any person without reduction for any costs of the lessee (and in the case of a sublease, without reduction for any sublessor costs). Bluerock confirms, without approving the same, that it has nonetheless had the opportunity to both review and approve all of the documents described in the immediately preceding sentence which are in existence as of the date of this Agreement;

(ii)         Leasing personal property, excluding for this purpose a lease of personal property that is entered into in connection with a lease of real property where the rent attributable to the personal property is less than 15% of the total rent provided for under the lease. Bluerock confirms without approving the same, that it has nonetheless had the opportunity to both review and approve all of the documents described in the immediately preceding sentence which are in existence as of the date of this Agreement;

(iii)        Acquiring or holding any debt investments, excluding for these purposes “debt” solely between wholly-owned Subsidiaries of the Company, unless (I) the amount of interest income received or accrued by the Company under such loan does not, directly or indirectly, depend in whole or in part on the income or profits of any person, and (II) the debt is fully secured by mortgages on real property or on interests in real property. Notwithstanding anything to the contrary herein, in the case of debt issued to the Company by a Subsidiary which is treated as a “taxable REIT subsidiary” of the REIT Member, such debt shall be secured by a mortgage or similar security interest, or by a pledge of the equity ownership of a subsidiary of such taxable REIT subsidiary. Bluerock hereby confirms, without approving the same, that it has nonetheless had the opportunity to both review and approve all debt investments in effect as of the date of this Agreement;

(iv)        Acquiring or holding, directly or indirectly, more than 10% of the outstanding securities of any one issuer (by vote or value) other than an entity which either (i) is taxable as a partnership or a disregarded entity for United States federal income tax purposes, (ii) has properly elected to be a taxable REIT subsidiary of the REIT Member by jointly filing with REIT, IRS Form 8875, or (iii) has properly elected to be a real estate investment trust for U.S. federal income tax purposes;

(v)         Entering into any agreement where the Company receives amounts, directly or indirectly, for rendering services to the tenants of any property that is owned, directly or indirectly, by the Company other than (i) amounts received for services that are customarily furnished or rendered in connection with the rental of real property of a similar class in the geographic areas in which the Property is located where such services are either provided by (A) an Independent Contractor (as defined in Section 856(d)(3) of the Code) who is adequately compensated for such services and from which the Company or REIT Member do not, directly or indirectly, derive revenue or (B) a taxable REIT subsidiary of REIT Member who is adequately compensated for such services or (ii) amounts received for services that are customarily furnished or rendered in connection with the rental of space for occupancy only (as opposed to being rendered primarily for the convenience of the Property’s tenants);

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(vi)        Entering into any agreement where a material amount of income received or accrued by the Company under such agreement, directly or indirectly, does not qualify as either (i) “rents from real property” or (ii) “interest on obligations secured by mortgages on real property or on interests in real property,” in each case as such terms are defined in Section 856(c) of the Code;

(vii)       Holding cash of the Company available for operations or distribution in any manner other than a traditional bank checking or savings account;

(viii)      Selling or disposing of any property, subsidiary or other asset of the Company prior to (i) the completion of a two (2) year holding period with such period to begin on the date the Company acquires a direct or indirect interest in such property and begins to hold such property, subsidiary or asset for the production of rental income, and (ii) the satisfaction of any other requirements under Section 857 of the Code necessary for the avoidance of a prohibited transaction tax on the REIT; or

(ix)         Failing to make current cash distributions to REIT Member each year in an amount which does not at least equal the taxable income allocable to REIT Member for such year; provided, however, any such cash distributions shall be made in accordance with the priorities set forth in Section 6.1(c).

Notwithstanding the foregoing provisions of this Section 9.8(c), the Company may enter into a REIT Prohibited Transaction if it receives the prior written approval of the REIT Member specifically acknowledging that the REIT Member is approving a REIT Prohibited Transaction pursuant to this Section 9.8(c). For purposes of this Section 9.8(c), “REIT Prohibited Transactions” shall mean any of the actions specifically set forth in Sections 9.8(c)(i) through (c)(ix) as well as any action of which the Company receives notice from Bluerock or a REIT Member that such action would result in a REIT Member losing its REIT status under IRC Section 856 or would cause such REIT Member to be subject to any punitive taxation pursuant to IRC Section 857(b)(6). The Loan or any loan contemplated by Section 5.2(b) shall not be considered a REIT Prohibited Transaction.

9.9	FCPA.

(a)          In compliance with the Foreign Corrupt Practices Act, each Member will not, and will ensure that its officers, directors, employees, shareholders, members, agents and Affiliates, acting on its behalf or on the behalf of the Company or any of its Subsidiaries or Affiliates do not, for a corrupt purpose, offer, directly or indirectly, promise to pay, pay, promise to give, give or authorize the paying or giving of anything of value to any official representative or employee of any government agency or instrumentality, any political party or officer thereof or any candidate for office in any jurisdiction, except for any facilitating or expediting payments to government officials, political parties or political party officials the purpose of which is to expedite or secure the performance of a routine governmental action by such government officials or political parties or party officials. The term “routine governmental action” for purposes of this provision shall mean an action which is ordinarily and commonly performed by the applicable government official in (i) obtaining permits, licenses, or other such official documents which such Person is otherwise legally entitled to; (ii) processing governmental papers; (iii) providing police protection, mail pick-up and delivery or scheduling inspections associated with contract performance or inspections related to transit of goods across country; (iv) providing phone service, power and water supply, loading and unloading of cargo, or protecting perishable products or commodities from deterioration; or (v) actions of a similar nature.

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(b)          The term routine governmental action does not include any decision by a government official whether, or on what terms, to award new business to or to continue business with a particular party, or any action taken by an official involved in the decision making process to encourage a decision to award new business to or continue business with a particular party.

(c)          Each Member agrees to notify immediately the other Member of any request that such Member or any of its officers, directors, employees, shareholders, members, agents or Affiliates, acting on its behalf, receives to take any action that may constitute a violation of the Foreign Corrupt Practices Act.

9.10         BR Major Decisions. BR Major Decisions shall be subject to the following terms and conditions.

(a)          BR Sale. Prior to undertaking any BR Sale, Bluerock shall notify CWS and Promote Member thereof in writing and request CWS and Promote Member to provide the names of up to three (3) Qualified Brokers which they would recommend to undertake and consummate the BR Sale. CWS and Promote Member shall promptly respond to such request and shall provide a list of said Qualified Brokers in order of preference and complete with relevant supporting information, including broker opinions of value. Bluerock will in good faith consider the Qualified Brokers recommended by CWS and Promote Member and will, in its reasonable good faith discretion, select a Qualified Broker to undertake and consummate the BR Sale (for avoidance of doubt, Bluerock shall have no obligation to select any of the Qualified Brokers recommended by CWS and Promote Member, and may select another Qualified Broker who was not recommended by CWS and Promote Member). A BR Sale must be undertaken by Bluerock on a bonafide arms-length basis with an independent third party Person not affiliated with Bluerock. Bluerock shall keep the other Members reasonably apprised of the status of a BR Sale and will promptly notify the other Members in writing of the proposed offering price and other terms and conditions of the proposed BR Sale, and shall provide the other Members with copies of all proposed and final term sheets and agreements, and shall keep the other Members informed regarding the progress of the BR Sale. It shall be a condition to any BR Sale that the Guarantor be released from all Credit Support (subject to the Guarantor not being released for environmental liability arising prior to the date of loan assumption under an environmental indemnity, and such other matters customarily not released in connection with Fannie Mae loan assumptions) in connection with the applicable Loan if the Property which is the subject of the BR Sale is to be sold without a full repayment of the Loan at the closing. Each BR Sale shall be on a full cash basis. The Members shall cooperate with each other in a reasonable manner to implement a BR Sale under this Section 9.10, as requested by any Member and as necessary to effect the sale of any interests in the Owner that owns the Property which is the subject of the BR Sale, including, without limitation, a redemption of ownership interests or the sale of a fee interest in the Property which is the subject of the BR Sale, without, however, requiring any change in the economics of such acquisition, or any additional liability of any Member, and with all expenses related to any such revised structure being borne and paid by the requesting Member.

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(b)          BR Financing. Bluerock may undertake a BR Financing on behalf of the Company or Subsidiary on a bona-fide arms-length basis with an independent third party lender who is not an Affiliate of Bluerock. Bluerock shall promptly notify the other Members in writing of the initiation of any BR Financing and the proposed terms of any BR Financing, shall promptly provide the other Members with copies of all proposed applications, term sheets, commitments and loan documents, and shall keep the other Members informed regarding the progress of the BR Financing. The BR Financing shall (i) be on a non-recourse basis (except for customary non-recourse carve-outs), (ii) unless CWS Apartment Homes LLC will be the Property Manager of the applicable Property, not in any manner require CWS, Promote Member or any Affiliate thereof to provide any Credit Support (except, in all circumstances where CWS Apartment Homes LLC will be the Property Manager of the applicable Property, for Credit Support substantially consistent with terms that the lender and Guarantor have agreed to at such time with respect to a customary loan program; provided, however, in no event shall such Credit Support be on terms more onerous to the Guarantor than the terms of the Credit Support provided by Guarantor in connection with the initial Loan), (iii) permit the consummation of the Transfers permitted under Section 12.2 of this Agreement in substantially the same manner as permitted under the initial Loan and without the payment of fees or charges for Transfers other than customary review fees and fees which are not substantially greater than those set forth under the initial Loan, (iv) if applicable, provide for the release of the Guarantor under the Credit Support (subject to the Guarantor not being released for environmental liability arising prior to such date under an environmental indemnity, and such other matters customarily not released in connection with Fannie Mae loan assumptions) upon consummation of the transactions contemplated by the terms of Section 15 (other than the consummation of a Sale Election) or upon the termination of the Management Agreement (unless, in each case, after exercising commercially reasonable efforts to effect such release, Bluerock causes a creditworthy entity, reasonably acceptable to CWS, Promote Member and Guarantor, to provide an indemnity in form and substance reasonably satisfactory to CWS, Promote Member and Guarantor, indemnifying Guarantor for matters arising from and after the date of or such consummation or termination, and (v) permit substantially the same permitted transfers included in the loan documents relating to the initial Loan which is in place at the time the Owner initially acquired the relevant Property.

(c)          When implementing any BR Major Decision, Bluerock agrees that it shall not take or fail to take any action or decision on behalf of the Company, any Subsidiary or with respect to any Property that is reasonably likely to result in a BR Credit Support Claim or Neutral Support Claim against the Guarantor or materially increase the exposure of the Guarantor under any Credit Support as a result of any increase in the principal amount of the Loan or other changes in the economic terms of the Loan or would in whole or in part constitute a Major Decision.

9.11         Licensed Property. Neither the Company nor any Owner may use any of the Licensed Property (as defined in the License Agreement) in connection with any Property where CWS Apartment Homes LLC, a Delaware limited liability company is not the Property Manager, except as otherwise specifically set forth in the License Agreement.

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Section 10.	Confidentiality.

10.1         Any information relating to a Member’s business, operation or finances which are proprietary to, or considered proprietary by, a Member are hereinafter referred to as “Confidential Information”. All Confidential Information in tangible form (plans, writings, drawings, computer software and programs, etc.) or provided to or conveyed orally or visually to a receiving Member, shall be presumed to be Confidential Information at the time of delivery to the receiving Member. All such Confidential Information shall be protected by the receiving Member from disclosure with the same degree of care with which the receiving Member protects its own Confidential Information from disclosure. Each Member agrees: (i) not to disclose such Confidential Information to any Person except to those of its employees or representatives who need to know such Confidential Information in connection with the conduct of the business of the Company and who have agreed to maintain the confidentiality of such Confidential Information and (ii) neither it nor any of its employees or representatives will use the Confidential Information for any purpose other than in connection with the conduct of the business of the Company; provided that such restrictions shall not apply if such Confidential Information is or hereafter becomes public, other than by breach of this Agreement; was already in the receiving Member’s possession prior to any disclosure of the Confidential Information to the receiving Member by the divulging Member; or has been or is hereafter obtained by the receiving Member from a third party not bound by any confidentiality obligation with respect to the Confidential Information; provided, further, that nothing herein shall prevent any Member from disclosing any portion of such Confidential Information (1) to the Company and allowing the Company to use such Confidential Information in connection with the Company’s business, (2) pursuant to judicial order or in response to a governmental inquiry, by subpoena or other legal process, but only to the extent required by such order, inquiry, subpoena or process, and only after reasonable notice to the original divulging Member, (3) as necessary or appropriate in connection with or to prevent the audit by a governmental agency of the accounts of CWS or Bluerock, (4) in order to initiate, defend or otherwise pursue legal proceedings between the parties regarding this Agreement, (5) necessary in connection with a Transfer of an Interest permitted hereunder or (6) to a Member’s respective attorneys or accountants or other representatives.

10.2         The Members and their Affiliates shall each act to safeguard the secrecy and confidentiality of, and any proprietary rights to, any non-public information relating to the Company and its business, except to the extent such information is required to be disclosed by law or reasonably necessary to be disclosed in order to carry out the business of the Company. Each Member may, from time to time, provide the other Members written notice of its non-public information which is subject to this Section 10.2.

10.3         Without limiting any of the other terms and provisions of this Agreement (including, without limitation, Section 9.6), to the extent a Member (the “Pursuer”) provides the other Member with information relating to a possible investment opportunity then being actively pursued by the Pursuer on behalf of the Company, the other Member receiving such information shall not use such information to pursue such investment opportunity for its own account to the exclusion of the Pursuer so long as the Pursuer is actively pursuing such opportunity on behalf of the Company and shall not disclose any Confidential Information to any Person (except as expressly permitted hereunder) or take any other action in connection therewith that is reasonably likely to cause damage to the Pursuer.

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10.4         Notwithstanding anything contained in this Section 10 to the contrary, Bluerock shall have the right to make disclosures in connection with the Company and the Property in order to comply with Securities and Exchange Commission requirements imposed on or otherwise governing Bluerock and any Affiliate thereof who has an indirect interest in the Company.

Section 11.	Representations and Warranties.

11.1         In General. As of the date hereof, each of the Members hereby makes each of the representations and warranties applicable to such Member as set forth in Section 11.2. Such representations and warranties shall survive the execution of this Agreement.

11.2         Representations and Warranties. Each Member hereby represents and warrants that:

(a)          Due Incorporation or Formation; Authorization of Agreement. Such Member is a corporation duly organized or a partnership or limited liability company duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation and has the corporate, partnership or company power and authority to own its property and carry on its business as owned and carried on at the date hereof and as contemplated hereby. Such Member is duly licensed or qualified to do business and in good standing in each of the jurisdictions in which the failure to be so licensed or qualified would have a material adverse effect on its financial condition or its ability to perform its obligations hereunder. Such Member has the corporate, partnership or company power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and the execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate, partnership or company action. This Agreement constitutes the legal, valid and binding obligation of such Member.

(b)          No Conflict with Restrictions; No Default. Neither the execution, delivery or performance of this Agreement nor the consummation by such Member (or any of its Affiliates) of the transactions contemplated hereby (i) does or will conflict with, violate or result in a breach of (or has conflicted with, violated or resulted in a breach of) any of the terms, conditions or provisions of any law, regulation, order, writ, injunction, decree, determination or award of any court, any governmental department, board, agency or instrumentality, domestic or foreign, or any arbitrator, applicable to such Member or any of its Affiliates, (ii) does or will conflict with, violate, result in a breach of or constitute a default under (or has conflicted with, violated, resulted in a breach of or constituted a default under) any of the terms, conditions or provisions of the articles of incorporation, bylaws, partnership agreement or operating agreement of such Member or any of its Affiliates or of any material agreement or instrument to which such Member or any of its Affiliates is a party or by which such Member or any of its Affiliates is or may be bound or to which any of its properties or assets is subject, (iii) does or will conflict with, violate, result in (or has conflicted with, violated or resulted in) a breach of, constitute (or has constituted) a default under (whether with notice or lapse of time or both), accelerate or permit the acceleration of (or has accelerated) the performance required by, give (or has given) to others any material interests or rights or require any consent, authorization or approval under any indenture, mortgage, lease, agreement or instrument to which such Member or any of its Affiliates is a party or by which such Member or any of its Affiliates or any of their properties or assets is or may be bound or (iv) does or will result (or has resulted) in the creation or imposition of any lien upon any of the properties or assets of such Member or any of its Affiliates.

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(c)          Governmental Authorizations. Any registration, declaration or filing with, or consent, approval, license, permit or other authorization or order by, or exemption or other action of, any governmental, administrative or regulatory authority, domestic or foreign, that was or is required in connection with the valid execution, delivery, acceptance and performance by such Member under this Agreement or consummation by such Member (or any of its Affiliates) of any transaction contemplated hereby has been completed, made or obtained on or before the date hereof.

(d)          Litigation. There are no actions, suits, proceedings or investigations pending, or, to the knowledge of such Member or any of its Affiliates, threatened against or affecting such Member or any of its Affiliates or any of their properties, assets or businesses in any court or before or by any governmental department, board, agency or instrumentality, domestic or foreign, or any arbitrator which could, if adversely determined (or, in the case of an investigation could lead to any action, suit or proceeding which if adversely determined could) reasonably be expected to materially impair such Member’s ability to perform its obligations under this Agreement or to have a material adverse effect on the consolidated financial condition of such Member; such Member or any of its Affiliates has not received any currently effective notice of any default, and such Member or any of its Affiliates is not in default, under any applicable order, writ, injunction, decree, permit, determination or award of any court, any governmental department, board, agency or instrumentality, domestic or foreign, or any arbitrator which could reasonably be expected to materially impair such Member’s (or any of its Affiliate’s) ability to perform its obligations under this Agreement or to have a material adverse effect on the consolidated financial condition of such Member.

(e)          Investigation. Such Member is acquiring its Interest based upon its own investigation, and the exercise by such Member of its rights and the performance of its obligations under this Agreement will be based upon its own investigation, analysis and expertise. Such Member is a sophisticated investor possessing an expertise in analyzing the benefits and risks associated with acquiring investments that are similar to the acquisition of its Interest.

(f)          Broker. Except for ARA, a Newmark Company, no broker, agent or other person acting as such on behalf of such Member was instrumental in consummating this transaction and that no conversations or prior negotiations were had by such party with any broker, agent or other such person concerning the transaction that is the subject of this Agreement. The Members acknowledge and agree that the Company shall be responsible for the fee payable to ARA, a Newmark Company.

(g)          Investment Company Act. Neither such Member nor any of its Affiliates is, nor will the Company as a result of such Member holding an interest therein be, an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended.

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(h)          Securities Matters.

(1)         None of the Interests are registered under the Securities Act or any state securities laws. Such Member understands that the offering, issuance and sale of the Interests are intended to be exempt from registration under the Securities Act, based, in part, upon the representations, warranties and agreements contained in this Agreement. Such Member is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

(2)         Neither the Securities and Exchange Commission nor any state securities commission has approved the Interests or passed upon or endorsed the merits of the offer or sale of the Interests. Such Member is acquiring the Interests solely for such Member’s own account for investment and not with a view to resale or distribution thereof in violation of the Securities Act.

(3)         Such Member is unaware of, and in no way relying on, any form of general solicitation or general advertising in connection with the offer and sale of the Interests, and, except as provided in Section 12.2(f), no Member has taken any action which could give rise to any claim by any person for brokerage commissions, finders’ fees (without regard to any finders’ fees payable by the Company directly) or the like relating to the transactions contemplated hereby.

(4)         Such Member is not relying on the Company or any of its officers, directors, employees, advisors or representatives with regard to the tax and other economic considerations of an investment in the Interests, and such Member has relied on the advice of only such Member’s advisors.

(5)         Such Member understands that the Interests may not be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws, or an exemption from registration is available. Such Member agrees that it will not attempt to sell, transfer, assign, pledge or otherwise dispose of all or any portion of the Interests in violation of this Agreement.

(6)         Such Member has adequate means for providing for its current financial needs and anticipated future needs and possible contingencies and emergencies and has no need for liquidity in the investment in the Interests.

(7)         Such Member has significant prior investment experience, including investment in non-listed and non-registered securities. Such Member is knowledgeable about investment considerations and has a sufficient net worth to sustain a loss of such Member’s entire investment in the Company in the event such a loss should occur. Such Member’s overall commitment to investments which are not readily marketable is not excessive in view of such Member’s net worth and financial circumstances and the purchase of the Interests will not cause such commitment to become excessive. The investment in the Interests is suitable for such Member.

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(8)         Such Member represents to the Company that the information contained in this subparagraph (h) and in all other writings, if any, furnished to the Company with regard to such Member (to the extent such writings relate to its exemption from registration under the Securities Act) is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under federal and state securities laws in connection with the sale of the Interests.

Section 12.	Sale, Assignment, Transfer or other Disposition.

12.1         Prohibited Transfers. Except as otherwise provided in this Section 12, Sections 5.2(b), and 15.1, no Member shall Transfer all or any part of its Interest, whether legal or beneficial, in the Company, and any attempt to so Transfer such Interest (and such Transfer) shall be null and void and of no effect.

12.2         Affiliate Transfers.

(a)          Subject to the provisions of Section 12.2(b) hereof, and subject in each case to the prior written approval of each Member (such approval not to be unreasonably withheld), any Member may Transfer all or any portion of its Interest in the Company at any time to an Affiliate of such Member, provided that such Affiliate shall remain an Affiliate of such Member at all times that such Affiliate holds such Interest. If such Affiliate shall thereafter cease being an Affiliate of such Member while such Affiliate holds such Interest, such cessation shall be a non-permitted Transfer and shall be deemed void ab initio, whereupon the Member having made the Transfer shall, at its own and sole expense, cause such putative transferee to indemnify the Company and the other Member(s) against loss or damage under any Collateral Agreement.

(b)          Notwithstanding anything to the contrary contained in this Agreement, (1) CWS, Promote Member or a CWS Transferee may Transfer without the required approval set forth in Section 12.2(a) all or any portion of its Interests to any Affiliate of CWS or Promote Member (collectively, a “CWS Transferee”) if after giving effect to such Transfer, the CWS Ownership/Control Requirement will be satisfied and one or more of the Key Individuals, will hold either directly or indirectly, an aggregate of no less than one percent (1%) of the aggregate Percentage Interests, and (2) Bluerock or a Bluerock Transferee may Transfer without the required approval set forth in Section 12.2(a) of up to one hundred percent (100%) of its Interest to any Affiliate of Bluerock, including but not limited to (A) BR Growth or any Person that is directly or indirectly owned by BR Growth; (B) BR SOIF II or any Person that is directly or indirectly owned by BR SOIF II; (C) BR SOIF III or any Person that is directly or indirectly owned by BR SOIF III; (D) BR REIT or any Person that is directly or indirectly owned by BR REIT; or (E) BR Growth II, or any Person that is directly or indirectly owned by BR Growth II (collectively, a “Bluerock Transferee”); provided, however, no Transfer shall be permitted and shall be void ab initio if it shall violate any “Transfer” provision of the Loan Documents or any applicable Collateral Agreement with third party lenders.

(c)          Upon the execution by any such CWS Transferee or Bluerock Transferee of such documents necessary to admit such party into the Company and to cause the CWS Transferee or Bluerock Transferee (as applicable) to become bound by this Agreement, the CWS Transferee or Bluerock Transferee (as applicable) shall become a Member, without any further action or authorization by any Member.

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(d)          The Transfer of any interest in Manager and any transferee of an interest in Manager shall be recognized and permitted under this Agreement and by the Members, without any further action or authorization by any Member.

12.3         Admission of Transferee; Partial Transfers. Notwithstanding anything in this Section 12 to the contrary and except as provided in Section 5.2(b), no Transfer of Interests in the Company shall be permitted unless the potential transferee is admitted as a Member under this Section 12.3:

(a)          If a Member Transfers all or any portion of its Interest in the Company, such transferee may become a Member if (i) such transferee executes and agrees to be bound by this Agreement, (ii) the transferor and/or transferee pays all reasonable legal and other fees and expenses incurred by the Company in connection with such assignment and substitution and (iii) the transferor and transferee execute such documents and deliver such certificates to the Company and the remaining Members as may be required by applicable law or otherwise advisable; and

(b)          Notwithstanding the foregoing, any Transfer or purported Transfer of any Interest, whether to another Member or to a third party, shall be of no effect and void ab initio, and such transferee shall not become a Member or an owner of the purportedly transferred Interest, if the Management Committee determines in its sole discretion that:

(1)         the Transfer would require registration of any Interest under, or result in a violation of, any federal or state securities laws;

(2)         the Transfer would result in a termination of the Company under Code Section 708(b); provided, however, that any such determination under this Section 12.3(b)(2) shall require the reasonable determination and approval of at least one (1) Representative appointed by CWS.

(3)         as a result of such Transfer the Company would be required to register as an investment company under the Investment Company Act of 1940, as amended, or any rules or regulations promulgated thereunder;

(4)         if as a result of such Transfer the aggregate value of Interests held by “benefit plan investors” including at least one benefit plan investor that is subject to ERISA, could be “significant” (as such terms are defined in U.S. Department of Labor Regulation 29 C.F.R. 2510.3-101(f)(2)) with the result that the assets of the Company could be deemed to be “plan assets” for purposes of ERISA;

(5)         as a result of such Transfer, the Company would or may have in the aggregate more than one hundred (100) members and material adverse federal income tax consequences would result to a Member. For purposes of determining the number of members under this Section 12.3(b)(5), a Person (the “beneficial owner”) indirectly owning an interest in the Company through a partnership, grantor trust or S corporation (as such terms are used in the Code) (the “flow-through entity”) shall be considered a member, but only if (i) substantially all of the value of the beneficial owner’s interest in the flow-through entity is attributable to the flow-through entity’s interest (direct or indirect) in the Company and (ii) in the sole discretion of the Management Committee, a principal purpose of the use of the flow-through entity is to permit the Company to satisfy the 100-member limitation;

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(6)         the transferor failed to comply with the provisions of Sections 12.2(a) or (b); or

(7)         the transfer would result in a violation of any Credit Support constituting part of the Loan Documents, unless otherwise approved in accordance with the Loan Documents.

The Management Committee may require the provision of a certificate as to the legal nature and composition of a proposed transferee of an Interest of a Member and from any Member as to its legal nature and composition and shall be entitled to rely on any such certificate in making such determinations under this Section 12.3.

12.4         Withdrawals. Each of the Members does hereby covenant and agree that it will not withdraw, resign, retire or disassociate from the Company, except as a result of a Transfer of its entire Interest in the Company permitted under the terms of this Agreement and that it will carry out its duties and responsibilities hereunder until the Company is terminated, liquidated and dissolved under Section 13. No Member shall be entitled to receive any distribution or otherwise receive the fair market value of its Interest in compensation for any purported resignation or withdrawal not in accordance with the terms of this Agreement.

Section 13.	Dissolution.

13.1         Limitations. The Company may be dissolved, liquidated and terminated only pursuant to the provisions of this Section 13, and, to the fullest extent permitted by law but subject to the terms of this Agreement, the parties hereto do hereby irrevocably waive any and all other rights they may have to cause a dissolution of the Company or a sale or partition of any or all of the Company’s assets.

13.2         Exclusive Events Requiring Dissolution. The Company shall be dissolved only upon the earliest to occur of the following events (a “Dissolution Event”):

(a)          the expiration of the specific term set forth in Section 2.5;

(b)          at any time at the election of all of the Members in writing;

(c)          at any time there are no Members (unless otherwise continued in accordance with the Act);

(d)          the entry of a decree of judicial dissolution pursuant to Section 18-802 of the Act; or

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(e)          the Purchase Agreement has not been closed by the “Closing Date”, as such term is defined in, and as may be extended under, the Purchase Agreement.

13.3         Liquidation. Upon the occurrence of a Dissolution Event, the business of the Company shall be continued to the extent necessary to allow an orderly winding up of its affairs, including the liquidation of the assets of the Company pursuant to the provisions of this Section 13.3, as promptly as practicable thereafter, and each of the following shall be accomplished:

(a)          The Management Committee shall cause to be prepared a statement setting forth the assets and liabilities of the Company as of the date of dissolution, a copy of which statement shall be furnished to all of the Members.

(b)          The property and assets of the Company shall be liquidated or distributed in kind under the supervision of the Management Committee as promptly as possible, but in an orderly, businesslike and commercially reasonable manner.

(c)          Any gain or loss realized by the Company upon the sale of its property shall be deemed recognized and allocated to the Members in the manner set forth in Section 7.2. To the extent that an asset is to be distributed in kind, such asset shall be deemed to have been sold at its fair market value on the date of distribution, the gain or loss deemed realized upon such deemed sale shall be allocated in accordance with Section 7.2 and the amount of the distribution shall be considered to be such fair market value of the asset.

(d)          The proceeds of sale and all other assets of the Company shall be applied and distributed as follows and in the following order of priority:

(1)         to the satisfaction of the debts and liabilities of the Company (contingent or otherwise) and the expenses of liquidation or distribution (whether by payment or reasonable provision for payment), other than liabilities to Members or former Members for Distributions;

(2)         to the satisfaction of loans made pursuant to Section 5.2(b) in proportion to the outstanding balances of such loans at the time of payment;

(3)         the balance, if any, to the Members in accordance with Section 6.1.

13.4         Continuation of the Company. Notwithstanding anything to the contrary contained herein, the death, retirement, resignation, expulsion, bankruptcy, dissolution or removal of a Member shall not in and of itself cause the dissolution of the Company, and the Members are expressly authorized to continue the business of the Company in such event, without any further action on the part of the Members.

Section 14.	Indemnification.

14.1         Exculpation of Members. Except as otherwise provided in this Section 14, no Member, Manager, Representative or officer of the Company shall be liable to the Company or to the other Members for damages or otherwise with respect to any actions or failures to act taken or not taken relating to the Company, except to the extent any related loss results from fraud, gross negligence or willful or wanton misconduct on the part of such Member, Manager, Representative or officer or the willful breach of any obligation under this Agreement.

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14.2         Indemnification by Company. The Company hereby indemnifies, holds harmless and defends the Members, the Manager, the Representatives, the officers and each of their respective agents, officers, directors, members, managers, partners, shareholders and employees from and against any loss, expense, damage or injury suffered or sustained by them (including but not limited to any judgment, award, settlement, reasonable attorneys’ fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim) by reason of or arising out of (i) their activities on behalf of the Company or in furtherance of the interests of the Company, (ii) their status as Members, Managers, Representatives, employees or officers of the Company, (iii) the Company’s assets, property, business or affairs (including, without limitation, the actions of any officer, director, member, manager or employee of the Company or any of its Subsidiaries), if the acts or omissions were not performed or omitted fraudulently or as a result of gross negligence or willful or wanton misconduct by the indemnified party or as a result of the willful breach of any obligation under this Agreement by the indemnified party, or (iv) to the extent of any Neutral Credit Support Claim. For the purposes of this Section 14.2, officers, directors, members, managers, employees and other representatives of Affiliates of a Member who are functioning as representatives of such Member in connection with this Agreement shall be considered representatives of such Member for the purposes of this Section 14. Reasonable expenses incurred by the indemnified party in connection with any such proceeding relating to the foregoing matters shall be paid or reimbursed by the Company in advance of the final disposition of such proceeding upon receipt by the Company of (x) written affirmation by the Person requesting indemnification of its good faith belief that it has met the standard of conduct necessary for indemnification by the Company and (y) a written undertaking by or on behalf of such Person to repay such amount if it shall ultimately be determined by a court of competent jurisdiction that such Person has not met such standard of conduct, which undertaking shall be an unlimited general obligation of the indemnified party but need not be secured.

14.3	Indemnification by Members for Misconduct.

(a)          CWS hereby indemnifies, defends and holds harmless the Company, Bluerock, each Bluerock Transferee and each of their subsidiaries and their agents, officers, directors, members, managers, partners, shareholders and employees from and against all losses, costs, expenses, damages, claims and liabilities (including reasonable attorneys’ fees) as a result of or arising out of any fraud, gross negligence, willful or wanton misconduct or willful breach of this Agreement on the part of, or by, CWS or any entity controlled directly or indirectly by CWS (excluding the Property Manager), or any Representative appointed by CWS. In addition, CWS hereby indemnifies, defends and holds harmless the Guarantor, as a third party beneficiary to the covenant contained in this sentence, to the extent of any losses, costs, expenses, damages, claims and liabilities (including reasonable attorneys’ fees) arising from any CWS Credit Support Claim.

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(b)          Bluerock hereby indemnifies, defends and holds harmless the Company, CWS, each CWS Transferee and each of their subsidiaries and their agents, officers, directors, members, managers, partners, shareholders and employees from and against all losses, costs, expenses, damages, claims and liabilities (including reasonable attorneys’ fees) as a result of or arising out of any fraud, gross negligence, willful or wanton misconduct or willful breach of this Agreement on the part of, or by, Bluerock or any entity controlled directly or indirectly by Bluerock, or any Representative appointed by Bluerock. In addition, Bluerock hereby indemnifies, defends and holds harmless the Guarantor, as a third party beneficiary to the covenant contained in this sentence, to the extent of any losses, costs, expenses, damages, claims and liabilities (including reasonable attorneys’ fees) arising from any BR Credit Support Claim.

14.4	General Indemnification by the Members.

(a)          Notwithstanding any other provision contained herein, each Member (the “Indemnifying Party”) hereby indemnifies and holds harmless the other Members, the Company and each of their subsidiaries and their agents, officers, directors, members, managers, partners, shareholders and employees (each, an “Indemnified Party”) from and against all losses, costs, expenses, damages, claims and liabilities (including reasonable attorneys’ fees) as a result of or arising out of (i) any breach of any material obligations of the Indemnifying Party under this Agreement, or (ii) any material breach of any obligation by or any material inaccuracy in or material breach of any representation or warranty made by the Indemnifying Party or its Affiliates, whether in this Agreement or in any other agreement with respect to the conveyance, assignment, contribution or other transfer of the Property (or interests therein), assets, agreements, rights or other interests conveyed, assigned, contributed or otherwise transferred to the Company (collectively, the “Inducement Agreements”).

(b)          Except as otherwise provided herein or in any other agreement, recourse for the indemnity obligation of the Members under this Section 14.4 shall be limited to such Indemnifying Party’s Interest in the Company; provided, however, that recourse against either Member under its indemnity obligations under this Agreement shall be further limited to an aggregate amount equal to the value of such Member’s Interest as determined by and being limited to the then current liquidation value of such Member’s Interest assuming the Company were liquidated in an orderly fashion and all net proceeds thereof were distributed in accordance with Section 6.

(c)          The indemnities, contributions and other obligations under this Agreement shall be in addition to any rights that any Indemnified Party may have at law, in equity or otherwise, subject to the aforementioned limitations. The terms of this Section 14 shall survive termination of this Agreement.

Section 15.	Sale Rights.

15.1	Buy/Sell Rights.

(a)          Availability of Rights. At any time following the second anniversary of the date that a Property is initially acquired by an Owner, either Member may exercise its right to initiate the provisions of this Section 15.1 with respect to such Property. Subject to the preceding sentence, a Member may exercise its rights under this Section 15.1 with respect to any single Property by providing an Offeror Election Notice (as defined below) for such Property, and may provide a separate Offeror Election Notice with respect to one or more additional Properties, provided, however, a separate Offeror Election Notice must be provided with respect to each additional Property (i.e., each Offeror Election Notice may only relate to a single Property). Notwithstanding anything to the contrary contained herein, a Member may not exercise its rights under this Section 15.1 with respect to a particular Property if Bluerock has exercised its right to sell such Property pursuant to Section 9.10(a).

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(b)          Exercise. The Member wishing to exercise its rights pursuant to this Section 15.1 (the “Offeror”) shall do so by giving written notice (the “Offeror Election Notice”) to the other Member (the “Offeree”) setting forth a statement of intent to invoke its rights under this Section 15.1 with respect to a particular Property, stating therein the aggregate dollar amount (the “Valuation Amount”) that the Offeror would be willing to pay to an Owner (or the Company, as applicable) for the purchase of such Property or the interests in the Owner that owns such Property (as applicable, the “Buy-Sell Property”) as of the Closing Date (as defined below) free and clear of all liabilities and with the payment of all Imputed Closing Costs, whether the Offeror intends to pay-off the Loan relating to the Buy-Sell Property as of the Closing Date or whether such Loan will remain in place and an estimate of the Offeror’s calculation of the amount that would be distributable to the Offeree if the Offeree elects the Sell Option (as defined below) and the amount that would be distributable to the Offeror if the Offeree elects the Buy Option (as defined below), in each case computed as if the closing were consummated for the Valuation Amount in accordance with the terms set forth in this Section 15.1. To be valid, the Offeror Election Notice must be substantially in the form attached hereto as Exhibit G and must include a description of all oral, and copies of all written, offers and inquiries received by the Offeror during the previous twelve-month period relating to the financing, disposition or leasing of the Buy-Sell Property (including proposals for the formation of one or more new entities for the ownership and operation of the Buy-Sell Property).

(c)          Offeree Response. After receipt of the Offeror Election Notice, the Offeree shall elect to either (i) cause the Company to sell the Buy-Sell Property to the Offeror for an amount equal to the Valuation Amount on the Closing Date free and clear of all liabilities and with the payment of all Imputed Closing Costs (the “Sell Option”), or (ii) cause the Company to sell to the Offeree the Buy-Sell Property for an amount equal to the Valuation Amount on the Closing Date free and clear of all liabilities and with the payment of all Imputed Closing Costs (the “Buy Option”). The Offeree shall have sixty (60) days from the delivery of the Offeror Election Notice (the “Response Period”) in which to exercise either the Sell Option or the Buy Option by giving written notice to the Offeror of the Offeree’s election (the “Offeree Notice”). If the Offeree does not elect the Buy Option within the Response Period, the Offeree shall be deemed to have elected the Sell Option. If the Offeree elects the Buy Option, then the Offeree shall be required to purchase the Buy-Sell Property on the terms and conditions set forth in this Section 15.1. If the Offeree elects, or is deemed to have elected, the Sell Option, then the Offeror shall be required to purchase the Buy-Sell Property on the terms and conditions set forth in this Section 15.1.

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(d)          Earnest Money. Within five (5) business days after the delivery of the Offeree Notice or, if the Offeree does not timely provide the Offeree Notice, within five (5) business days after the expiration of the Response Period, as applicable, the acquiring Member shall deposit with a mutually acceptable third-party escrow agent an earnest money deposit in the amount of two percent (2%) of the Valuation Amount, which amount shall be applied to the purchase price at closing. Such earnest money deposit will be non-refundable, except as expressly provided in this Section 15.1. If the acquiring Member should thereafter fail to consummate the transaction for any reason other than a default by the applicable Owner or as a result of a damage or destruction as provided in Section 15.1(e)(ii) below, or as a result of the failure of any applicable condition to closing set forth in Section 15.1(f) below, then (i) (A) the earnest money deposit shall be distributed from escrow to the selling Member, free of all claims of the acquiring Member, as liquidated damages and constituting the sole and exclusive remedy available to the selling Member because of a default by the acquiring Member or (B) the selling Member may, by delivering to the acquiring Member written notice thereof no later than thirty (30) days after such failure, elect to purchase the Buy-Sell Property for an amount equal to the amount the acquiring Member would have been entitled to receive if the Company had sold the Buy-Sell Property for the Valuation Amount and the Company had immediately paid all liabilities of the Company and the Owner related to the Buy-Sell Property and Imputed Closing Costs and distributed the Capital Proceeds of the sale to the Members pursuant to Section 6.1(c) of this Agreement in satisfaction of their interests in the Buy-Sell Property, in which case, the Closing Date therefor shall be the date specified in the selling Member’s notice (which date shall not be more than ninety (90) days after the date of such notice), and (ii) if the acquiring Member was the Offeror, the non-refundable earnest money deposit for any future election by the acquiring Member to buy any Buy-Sell Property shall be twenty percent (20%) of the amount the selling Member is entitled to receive for any such Buy-Sell Property in connection with any such future election.

(e)          Closing. The closing of the acquisition and sale pursuant to this Section 15.1 shall be held on a mutually acceptable date (the “Closing Date”) not later than sixty (60) days (or, if the Offeree is the acquiring Member, not later than ninety (90) days) after the date of the Offeree Notice or, if the Offeree does not timely provide the Offeree Notice, not later than sixty (60) days after the expiration of the Response Period, as applicable. At such closing, the following shall occur:

(i)          The Company shall cause the Buy-Sell Property to be conveyed or assigned, as applicable, to the acquiring Member or its designee in accordance with the reasonable instructions of the acquiring Member, and shall execute and deliver to the acquiring Member all reasonable documents which may be required to give effect to the disposition and acquisition of such interests, in each case free and clear of all liens, claims, and encumbrances, with covenants of special warranty.

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(ii)         In addition to the other adjustments called for herein with respect to the closing of the purchase and sale of such Buy-Sell Property under this Section 15.1, unless expressly anticipated by the terms of the Offeror Election Notice prior to the closing of the purchase and sale of the Buy-Sell Property hereunder, the amounts payable for the Buy-Sell Property shall be adjusted by increasing such amounts to take into account: (a) the amount of any Capital Contribution or Default Loan (together with any accrued but unpaid interest thereon) made by the selling Member with respect to the Buy-Sell Property between the date of the Offeror Election Notice and the Closing Date, (b) the selling Member’s interest in any amounts received by the Company or Owner with respect to the Buy-Sell Property between the date of the Offeror Election Notice and the Closing Date that remain undistributed, (c) the additional amount the selling Member would receive under Section 6.1(c) if the purchase price were recalculated under Section 15.1(b) by reason of any principal repayments on any Loan relating to the Buy-Sell Property. In addition, if the acquiring Member acquires the Buy-Sell Property without paying-off the related Loan at closing, the acquiring Member shall be obligated to pay, directly to the party entitled thereto, the amount of any applicable review fees and costs and all Loan assumption fees. Notwithstanding anything to the contrary contained in this Agreement, for purposes of computing the purchase price payable to the selling Member, the Valuation Amount shall be increased to contemplate the pay-off of the related Loan at closing, together with the payment of any related prepayment premiums, yield maintenance, breakage fees, defeasance costs and other similar costs and expenses, regardless of whether the Loan is paid-off or remains in place at the closing. In the event the actual closing costs incurred by Seller are less than the Imputed Closing Costs, as determined on the Closing Date, then for purposes of computing the purchase price payable to the selling Member, the Valuation Amount shall be decreased to the extent of such difference so as to achieve parity between the closing costs that would otherwise be payable pursuant to such transaction. The terms of the preceding sentence shall only apply in the event of a sale of a fee interest in the Buy-Sell Property.

In the event that the Buy-Sell Property is damaged, destroyed or subject to any condemnation or other taking, in whole or any material part, before the Closing Date, then the acquiring Member shall have the right to, by providing written notice to the selling Member prior to the Closing Date, be released from its obligation to purchase the Buy-Sell Property in which event the earnest money deposit will promptly be returned to the acquiring Member.

(iii)        The acquiring Member shall pay to the applicable Owner the consideration therefor in cash.

(iv)        If the acquiring Member acquires the interests of the Owner that owns a Property, the Company shall cause the Owner that owns the Buy-Sell Property to deliver to the Company and the selling Member a separate indemnity from such Owner, in form and substance reasonably satisfactory to the non-selling Member, holding the Company and the selling Member and its members and their respective Affiliates, officers, employees, directors, partners, members, managers, and agents harmless from all damages, claims, liabilities and expenses, including, without limitation, reasonable attorneys’ fees incurred by or on behalf of such Owner and arising from events occurring or conditions arising from and after the Closing Date.

(v)         The Members shall cooperate with each other in a reasonable manner in any acquisition under this Section 15.1, as requested by any Member and as necessary to effect the sale of the Buy-Sell Property including, without limitation, a redemption of ownership interests or the sale of a fee interest in the Property, without, however, requiring any change in the economics of such acquisition, or any additional liability of any Member, and with all expenses related to any such revised structure being borne and paid by the requesting Member.

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(f)          Loan. If the Loan related to the Buy-Sell Property is not to be paid off at closing, then it shall be a closing condition in favor of the acquiring Member that the Lender of such Loan have consented to such Loan remaining in place as of the closing. If applicable, the acquiring Member shall proceed with reasonable diligence and in good faith to obtain any such Lender consent. If the acquiring Member is Bluerock, then it shall be a closing condition in favor of CWS and Promote Member that at Closing, Bluerock shall either: (i) cause the Loan for the Buy-Sell Property to be paid-off in full, or (ii) cause the Guarantor to be released from all Credit Support (subject to the Guarantor not being released for environmental liability arising prior to such date under an environmental indemnity, and such other matters customarily not released in connection with Fannie Mae loan assumptions) in connection with any Loan encumbering the Buy-Sell Property which is not paid-off in full at the closing, or if despite the use of its commercially reasonable efforts, Bluerock is unable to secure Guarantor’s release, cause a creditworthy indemnitor reasonably acceptable to CWS, Promote Member and Guarantor, to provide an indemnity in form and substance reasonably satisfactory to CWS, Promote Member and Guarantor, indemnifying Guarantor from and after the Closing Date for such Loan related to such Buy-Sell Property.

(g)          CWS. For purposes of this Section 15.1, CWS and Promote Member shall be considered one Member and Promote Member is hereby authorized to receive notices and make elections on behalf of CWS and Promote Member under this Section 15.1. Accordingly, if Bluerock desires to initiate the provisions of this Section 15.1, then it must exercise such option as to all of the Members comprising CWS and Promote Member.

(h)          Alternate Structure. At the request of the acquiring Member, the selling Member agrees to reasonably cooperate with the acquiring Member to structure the buy-sell transaction contemplated under this Section 15.1 as an acquisition or redemption of membership interests in the applicable Owner rather than a fee simple conveyance (“Alternate Structure”). In such instance, (i) the consideration payable to the selling member shall be the amount the selling Member would have been entitled to receive if the Company had sold the Buy-Sell Property for the Valuation Amount on the Closing Date and the Company had immediately paid all liabilities of the Company and the Owner related to the Buy-Sell Property and Imputed Closing Costs and distributed the Capital Proceeds of the sale to the Members pursuant to Section 6.1(c) of this Agreement in satisfaction of their interests in the Buy-Sell Property (“Membership Price”), and (ii) the Earnest Money payable pursuant to Section 15.1(d) shall equal two percent (2%) of the Membership Price rather than the Valuation Amount. In addition to the other adjustments called for herein with respect to the closing of the purchase and sale of such Buy-Sell Property under this Section 15.1, unless expressly anticipated by the terms of the Offeror Election Notice prior to the closing of the purchase and sale of the Buy-Sell Property hereunder, the purchase price payable to the selling Member shall be adjusted by increasing such purchase price by: (a) the amount of any Capital Contribution or Default Loan (together with any accrued but unpaid interest thereon) made by the selling Member with respect to the Buy-Sell Property between the date of the Offeror Election Notice and the Closing Date, (b) the selling Member’s interest in any amounts received by the Company or Owner with respect to the Buy-Sell Property between the date of the Offeror Election Notice and the Closing Date that remain undistributed, (c) the additional amount the selling Member would receive under Section 6.1(c) if the purchase price were recalculated under Section 15.1(b) by reason of any principal repayments on any Loan relating to the Buy-Sell Property between the date of the Offeror Election Notice and the Closing Date. In no event shall the Members undertake the Alternate Structure if it would constitute a violation of any terms under the Loan, or expose any Member to any additional liability, expense, cost or recourse under the Loan, any agreement to which the Company or any Owner is bound, or other applicable law, code, statute, regulation or order.

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15.2	Intentionally Omitted.

Section 16.	Miscellaneous.

16.1	Notices.

(a)          All notices, requests, approvals, authorizations, consents and other communications required or permitted under this Agreement shall be in writing and shall be (as elected by the Person giving such notice) hand delivered by messenger or overnight courier service, mailed (airmail, if international) by registered or certified mail (postage prepaid), return receipt requested, or sent via facsimile (provided such facsimile is immediately followed by the delivery of an original copy of same via one of the other foregoing delivery methods) addressed to:

If to Bluerock:

c/o Bluerock Real Estate, L.L.C.
712 Fifth Avenue, 9th Floor
New York, New York 10019
Attention: Jordan B. Ruddy
Facsimile No. (646) 278-4220

with copies to:

c/o Bluerock Real Estate, L.L.C.
712 Fifth Avenue, 9th Floor
New York, New York 10022
Attention: Michael Konig, Esq.
Facsimile No. (646) 278-4220

and

Nelson, Mullins, Riley & Scarborough LLP
201 17th Street, NW, Suite 1700
Atlanta, Georgia 30363
Attention: Eric R. Wilensky, Esq.
Facsimile No. (404) 322-6050

If to CWS or Promote Member:

CWS Apartment Homes LLC
9606 N. Mopac Expressway, Suite 500
Austin, Texas 78759
Attn: Michael Brittingham and Justin Leahy
Facsimile: (512) 837-5721
Email: mbrittingham@cwscapital.com
Email: jleahy@cwscapital.com

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With copies to:

c/o CWS Capital Partners LLC
14 Corporate Plaza, Suite 210
Newport Beach, CA 92660
Attn: Gary Carmell and Mary Ellen Barlow
Facsimile: (949) 640-4931
E-mail: gcarmell@cwscapital.com
E-mail: mbarlow@cwscapital.com

Bocarsly Emden Cowan Esmail & Arndt LLP
633 West Fifth Street, 64th Floor
Los Angeles, CA 90071
Attn: Aaftab Esmail, Esq.
Facsimile: (213) 559-0811
E-mail: aesmail@bocarsly.com

(b)          Each such notice shall be deemed delivered (i) on the date delivered if by hand delivery or overnight courier service or facsimile, and (ii) on the date upon which the return receipt is signed or delivery is refused or the notice is designated by the postal authorities as not deliverable, as the case may be, if mailed (provided, however, if such actual delivery occurs after 5:00 p.m. (local time where received), then such notice or demand shall be deemed delivered on the immediately following business day after the actual day of delivery).

(c)          By giving to the other parties at least fifteen (15) days written notice thereof, the parties hereto and their respective successors and assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses.

16.2         Governing Law; Forum. This Agreement and the rights of the Members hereunder shall be governed by, and interpreted in accordance with, the laws of the State of Delaware, without regard to its conflicts of law provisions. Any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement shall only be brought or otherwise commenced in any state or federal court located in the State of New York. Each of the parties hereto:

(a)          Expressly and irrevocably consents and submits to the exclusive personal jurisdiction of and venue in each state and federal court located in the State of New York (and each appellate court located in the State of New York), in connection with any such legal proceeding;

(b)          Agrees that each state and federal court located in the State of New York shall be deemed to be a convenient forum; and

58

(c)          Agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court located in the State of New York, any claim that it is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue for such proceeding is improper or that this Agreement or the subject matter of this Agreement may not be enforced in or by such court.

Each of the parties hereto designates CT Corporation System, 1633 Broadway, New York, New York 10019, as its agent for service of process in the State of New York, which designation may only be changed on not less than ten (10) days’ prior notice to all of the other parties.

16.3         Successors. This Agreement shall be binding upon, and inure to the benefit of, the parties and their successors and permitted assigns. Except as otherwise provided herein, any Member who Transfers its Interest as permitted by the terms of this Agreement shall have no further liability or obligation hereunder, except with respect to claims arising prior to such Transfer.

16.4         Pronouns. Whenever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, feminine and neuter.

16.5         Captions Not Part of Agreement. The captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provisions hereof.

16.6         Severability. If any provision of this Agreement shall be held invalid, illegal or unenforceable in any jurisdiction or in any respect, then the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired, and the Members shall use their best efforts to amend or substitute such invalid, illegal or unenforceable provision with enforceable and valid provisions which would produce as nearly as possible the rights and obligations previously intended by the Members without renegotiation of any material terms and conditions stipulated herein.

16.7         Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

16.8         Entire Agreement and Amendment. This Agreement and the other written agreements described herein between the parties hereto entered into as of the date hereof, constitute the entire agreement between the Members relating to the subject matter hereof. In the event of any conflict between this Agreement and such other written agreements, the terms and provisions of this Agreement shall govern and control. No amendment or waiver by a party shall be enforceable against that party unless it is in writing and duly executed by such party.

16.9         Further Assurances. Each Member agrees to execute and deliver any and all additional instruments and documents and do any and all acts and things as may be necessary or expedient to effectuate more fully this Agreement or any provisions hereof or to carry on the business contemplated hereunder.

59

16.10        No Third Party Rights. The provisions of this Agreement are for the exclusive benefit of the Members and the Company, and no other party (including, without limitation, any creditor of the Company) shall have any right or claim against any Member by reason of those provisions or be entitled to enforce any of those provisions against any Member.

16.11        Incorporation by Reference. Every Exhibit and Annex attached to this Agreement is incorporated in this Agreement by reference.

16.12        Limitation on Liability. Except as set forth in Section 14 and with respect to a Default Loan as set forth in Section 5.2(b), the Members shall not be bound by, or be personally liable for, by reason of being a Member, a judgment, decree or order of a court or in any other manner, for the expenses, liabilities or obligations of the Company, and the liability of each Member shall be limited solely to the amount of its Capital Contributions as provided under Section 5. Except as set forth in Section 14.3 and with respect to a Default Loan as set forth in Section 5.2(b), any claim against any Member (the “Member in Question”) which may arise under this Agreement shall be made only against, and shall be limited to, such Member in Question’s Interest, the proceeds of the sale by the Member in Question of such Interest or the undivided interest in the assets of the Company distributed to the Member in Question pursuant to Section 13.3(d) hereof. Except as set forth in Section 14.3 and with respect to a Default Loan as set forth in Section 5.2(b), any right to proceed against (i) any other assets of the Member in Question or (ii) any agent, officer, director, member, manager, partner, shareholder or employee of the Member in Question or the assets of any such Person, as a result of such a claim against the Member in Question arising under this Agreement or otherwise, is hereby irrevocably and unconditionally waived.

16.13        Remedies Cumulative. Except as otherwise expressly provided in this Agreement, the rights and remedies given in this Agreement and by law to a Member shall be deemed cumulative, and the exercise of one of such remedies shall not operate to bar the exercise of any other rights and remedies reserved to a Member under the provisions of this Agreement or given to a Member by law. In the event of any dispute between the parties hereto, the prevailing party shall be entitled to recover from the other party reasonable attorney’s fees and costs incurred in connection therewith.

16.14        No Waiver. One or more waivers of the breach of any provision of this Agreement by any Member shall not be construed as a waiver of a subsequent breach of the same or any other provision, nor shall any delay or omission by a Member to seek a remedy for any breach of this Agreement or to exercise the rights accruing to a Member by reason of such breach be deemed a waiver by a Member of its remedies and rights with respect to such breach.

16.15        Limitation On Use of Names. Notwithstanding anything contained in this Agreement or otherwise to the contrary, each of Bluerock and CWS as to itself agree that neither it nor any of its Affiliates, agents, or representatives is granted a license to use or shall use the name of the other under any circumstances whatsoever, except such name may be used in furtherance of the business of the Company but only as and to the extent unanimously approved by the Members.

60

16.16        Publicly Traded Partnership Provision. Each Member hereby severally covenants and agrees with the other Members for the benefit of such Members, that (a) it is not currently making a market in Interests in the Company and will not in the future make such a market and (b) it will not Transfer its Interest on an established securities market, a secondary market or an over-the-counter market or the substantial equivalent thereof within the meaning of Code Section 7704 and the Regulations, rulings and other pronouncements of the U.S. Internal Revenue Service or the Department of the Treasury thereunder. Each Member further agrees that it will not assign any Interest in the Company to any assignee unless such assignee agrees to be bound by this Section 16.16 and to assign such Interest only to such Persons who agree to be similarly bound.

16.17        Uniform Commercial Code. The interest of each Member in the Company shall be an “uncertificated security” governed by Article 8 of the Delaware UCC and the UCC as enacted in the State of New York (the “New York UCC”), including, without limitation, (i) for purposes of the definition of a “security” thereunder, the interest of each Member in the Company shall be a security governed by Article 8 of the Delaware UCC and the New York UCC and (ii) for purposes of the definition of an “uncertificated security” thereunder.

16.18        Public Announcements. No Member nor any of its Affiliates shall, without the prior approval of the other Members, issue any press releases or otherwise make any public statements with respect to the Company or the transactions contemplated by this Agreement, except as may be required by applicable law or regulation or by obligations pursuant to any listing agreement with any national securities exchange so long as such Member or such Affiliate has used reasonable efforts to obtain the approval of the other Members prior to issuing such press release or making such public disclosure.

16.19        No Construction Against Drafter. This Agreement has been negotiated and prepared by Bluerock and CWS and their respective attorneys and, should any provision of this Agreement require judicial interpretation, the court interpreting or construing such provision shall not apply the rule of construction that a document is to be construed more strictly against one party.

16.20       Separate Legal Counsel for Members.

(a)          The Partners acknowledge and agree that Bocarsly Emden Cowan Esmail & Arndt LLP (“BECEA”) has represented CWS and Promote Member in connection with this Agreement and all other agreements contemplated by this Agreement and the Company. From time to time, BECEA shall be permitted to render legal advice and to provide legal services to CWS, Promote Member and their respective Affiliates with respect to the Company or otherwise. In no event shall an attorney/client relationship exist between BECEA, on the one hand, and Bluerock or any of its Affiliates, on the other hand.

61

(b)          The Partners acknowledge and agree that Nelson, Mullins, Riley & Scarborough LLP (“NMRS”) has represented Bluerock in connection with this Agreement and all other agreements contemplated by this Agreement and the Company. From time to time, NMRS shall be permitted to render legal advice and to provide legal services to Bluerock and its Affiliates with respect to the Company or otherwise. In no event shall an attorney/client relationship exist between NMRS, on the one hand, and CWS, Promote Member or any of their respective Affiliates, on the other hand.

(c)          To the extent requested by any of the Members or their respective Affiliates, BECEA and NMRS shall be permitted to render legal advice and to provide legal services to the Company and its Subsidiaries, from time to time, and each Member covenants and agrees that such representation of the Company and/or its Subsidiaries by such firm, from time to time, shall not disqualify such firms from providing legal advice and legal services as set forth in this Section 16.20 hereof at any time in the future.

Section 17.            Insurance. During the Term, Property Manager, pursuant to the terms of the Management Agreement, is required to procure and maintain insurance as is determined to be appropriate by the Management Committee and in accordance with the terms of the Loan, (in form and with endorsements, waivers and deductibles and with insurance companies, designated or approved by Bluerock) naming the Company, the Owners, Bluerock, CWS and Promote Member as insureds or additional insured thereunder.

[SIGNATURES ON FOLLOWING PAGES]

62

IN WITNESS WHEREOF, this Agreement is executed by the Members, effective as of the date first set forth above.

BLUEROCK:

BR CWS Portfolio Member, LLC,
a Delaware limited liability company,
its Manager

By:	/s/ Jordan Ruddy
	Name:	Jordan Ruddy
	Title:	Authorized Signatory

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[Signature page to Limited Liability Company Agreement

of BR CWS 2017 Portfolio JV, LLC]

S - 1

CWS:

CWS 2017 Portfolio, LLC,
a Delaware limited liability company

By:	/s/ Gary Carmell
	Name:	Gary Carmell
	Title:	Vice President

PROMOTE MEMBER:

CWS 2017 Portfolio PM, LLC,
a Delaware limited liability company

By:	/s/ Gary Carmell
	Name:	Gary Carmell
	Title:	Vice President

[Signature page to Limited Liability Company Agreement

of BR CWS 2017 Portfolio JV, LLC]

S - 2

EXHIBIT A

Initial Capital Contributions and Percentage Interests

Member Name	Initial Capital Contributions	Percentage Interest
Bluerock	$48,044,572.20*	90%
CWS	$5,332,947.51*	9.99%
Promote Member	$5,338.29*	.01%

Management Committee Representatives

Bluerock:

Ryan MacDonald

Michael L. Konig

CWS:

Mike Brittingham

Justin Leahy

*	to be updated prior to the closing of the acquisition of the Property.
A - 1

EXHIBIT B

Budget Information

1.	a narrative description of any acquisitions or sales that are planned and any other activities proposed to be undertaken;

2.	a projected annual income statement (accrual basis) on a quarter-by-quarter basis;

3.	a projected balance sheet as of the end of the next Fiscal Year;

4.	a schedule of projected operating cash flow (including itemized operating revenues, project costs and project expenses) for such Fiscal Year on a quarter-by-quarter basis, including a schedule of projected operating deficits, if any;

5.	a marketing plan indicating the portions of the Property that Property Manager recommends be made available for sale or lease and the proposed terms and conditions relating thereto;

6.	a detailed budget reflecting on a line by line basis all projected operating expenses and any proposed construction and capital expenditures for the Property, including projected dates for commencement and completion of the foregoing;

7.	a description of the proposed investment of any funds of the Company which are (or are expected to become) available for investment;

8.	a description, including the identity of the recipient (if known) and the amount and purpose, of all fees and other payments proposed, expected or projected to be paid for professional services and, if a fee or payment exceeds $25,000, for other services rendered to or on behalf of the Company by third parties;

9.	a projection of the amount of any anticipated additional Capital Contributions which may be called for pursuant to Section 5.2(a) and the purposes for which such additional Capital Contributions may be used; and

10.	such other information requested from time to time by any Member.

B - 1

EXHIBIT C

[Intentionally Omitted]

C - 1

EXHIBIT D

Budget

Community Name: Canyon Springs   Total Units: 335   Total Sq Ftg: 485,361   Date / Time Last Revised: 3/22/17 12:31 PM

	Occupied Units	307	311	312	312	315	315	315	315	315	315	315	315	314
	Projected Vacancy Rate	8.39%	7.27%	6.76%	6.75%	5.99%	5.98%	5.98%	5.97%	5.97%	5.98%	5.98%	5.95%	6.40%
	Physical Occupancy	91.71%	92.73%	93.24%	93.25%	94.01%	94.02%	94.02%	94.03%	94.03%	94.04%	94.04%	94.05%	93.60%
	Net Rent per Occupied Unit	$1,489	$1,490	$1,497	$1,503	$1,510	$1,514	$1,518	$1,521	$1,523	$1,526	$1,530	$1,535	$1,512
	Net Rent/Sq Ft	$ 1.034	$ 1.039	$ 1.044	$ 1.048	$ 1.053	$ 1.056	$ 1.059	$ 1.060	$ 1.062	$ 1.064	$ 1.067	$ 1.071	$ 1.055
	% Growth Net Rent/Sq Ft	0.30%	0.45%	0.48%	0.44%	0.47%	0.30%	0.27%	0.15%	0.15%	0.21%	0.28%	0.33%	

	DESCRIPTION	May-17 5	Jun-17 6	Jul-17 7	Aug-17 8	Sep-17 9	Oct-17 10	Nov-17 11	Dec-17 12	Jan-18 1	Feb-18 2	Mar-18 3	Apr-18 4	2017 ANNUAL	2017 ANNL PER UNIT	Rolling 12 Comparison	2017 vs Rolling 12 VARIANCE	% VARIANCE
4000.0000	** REVENUES **																	
4110.0001	MARKET RENT	$ 494,628	$ 495,573	$ 497,862	$ 500,128	$ 502,358	$ 504,169	$ 505,673	$ 506,779	$ 507,964	$ 508,471	$ 509,690	$ 511,240	$ 6,044,122	$ 18,042	$ -	6,044,122	n/a
4110.0005	MODEL UNITS	(1,411)	(1,411)	(1,411)	(1,411)	(1,411)	(1,411)	(1,411)	(1,411)	(1,411)	(1,411)	(1,411)	(1,411)	(16,932)	(51)	$ -	(16,932)	n/a
4110.0010	EMPLOYEE UNITS/SPACES	(1,300)	(1,300)	(1,300)	(1,300)	(1,300)	(1,300)	(1,300)	(1,300)	(1,300)	(1,300)	(1,300)	(1,300)	(15,600)	(47)	$ -	(15,600)	n/a
4110.0015	GAIN/LOSS TO LEASE	2,711	3,962	4,072	4,039	3,909	3,620	3,498	3,198	3,194	3,341	3,545	3,694	42,771	128	$ -	42,771	n/a
4110.0025	RESIDENT CONCESSIONS -- ONE TIME	(798)	(798)	(798)	(798)	(798)	(798)	(798)	(798)	(798)	(798)	(798)	(798)	(9,072)	(27)	$ -	(9,072)	n/a
4110.0030	RESIDENT CONCESSIONS -- PRORATED	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4110.0020	VACANCY LOSS -- GPR	(36,570)	(34,624)	(32,298)	(32,335)	(28,864)	(28,757)	(28,812)	(28,860)	(28,860)	(28,919)	(28,957)	(29,008)	(369,852)	(1,103)	$ -	(369,852)	n/a
4110.0035	BAD DEBT WRITE OFF - RENT	(3,697)	(3,697)	(3,697)	(3,697)	(3,697)	(3,697)	(3,697)	(3,697)	(3,697)	(3,697)	(3,697)	(3,697)	(44,364)	(132)	$ -	(44,364)	n/a
	NET RENTAL INCOME	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	-	[illegible]	[illegible]
4120.0001	WATER REVENUE	9,018	9,919	11,729	11,729	11,729	9,018	7,214	7,214	7,214	7,214	8,116	8,116	108,212	323	$ -	108,212	n/a
4120.0003	ELECTRIC REVENUE	100	100	100	100	100	100	100	100	100	100	100	100	1,200	4	$ -	1,200	n/a
4120.0004	CABLE TV REVENUE	2,617	2,617	2,617	2,617	2,617	2,617	2,617	2,617	2,617	2,617	2,617	2,617	31,404	94	$ -	31,404	n/a
4120.0005	TELEPHONE REVENUE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0006	GAS REVENUE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0007	TRASH REVENUE	4,609	4,660	4,685	4,698	4,724	4,724	4,725	4,725	4,725	4,725	4,728	4,728	56,459	168	$ -	56,459	n/a
4120.0008	RES/MISC FEES(LOCK&KEY,OTHER)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0009	APPLICATION FEES	746	1,508	1,398	1,247	1,255	801	792	495	495	660	858	660	11,374	34	$ -	11,374	n/a
4120.0010	LATE FEES	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	12,000	36	$ -	12,000	n/a
4120.0011	NSF FEES	100	100	100	100	100	100	100	100	100	100	100	100	1,200	4	$ -	1,200	n/a
4120.0012	LEGAL FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0013	NON-REFUNDABLE PET FEES	1,562	3,199	2,865	2,730	2,662	1,860	1,860	1,050	1,050	1,400	1,820	2,100	24,127	72	$ -	24,127	n/a
4120.0014	PET RENT	1,063	1,075	1,081	1,081	1,086	1,086	1,086	1,086	1,086	1,086	1,086	1,089	13,014	39	$ -	13,014	n/a
4120.0015	RELETTING FEES	2,248	2,432	2,443	2,455	2,087	1,714	1,526	958	960	1,262	1,670	1,652	21,707	65	$ -	21,707	n/a
4120.0016	DAMAGES	830	683	683	683	578	473	420	263	263	350	455	525	6,303	19	$ -	6,303	n/a
4120.0017	APPLIANCE RENT INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0018	MTM/SHORT TERM PREMIUM	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0019	ADMINISTRATIVE FEES	1,413	2,856	2,647	2,436	2,377	1,888	1,500	938	938	1,250	1,625	1,875	21,542	64	$ -	21,542	n/a
4120.0020	CARPORT INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0021	GARAGE RENT INCOME	1,400	1,400	1,400	1,400	1,400	1,400	1,400	1,400	1,400	1,400	1,400	1,400	16,800	50	$ -	16,800	n/a
4120.0022	STORAGE INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0023	LAUNDRY INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0024	VENDING INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0025	GUEST SUITE INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0027	HOA DUES REVENUE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0028	SECURITY ALARMS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0029	RENT BILLING FEES	180	375	570	765	930	1,065	1,185	1,260	1,335	1,435	1,565	1,575	12,240	37	$ -	12,240	n/a
4120.0030	PEST CONTROL REVENUE	922	932	937	937	945	945	945	945	945	945	945	945	11,288	34	$ -	11,288	n/a
4120.0031	DAMAGE FEES -- PAINTING	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0032	DAMAGE FEES -- CARPET CLEAN	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0033	DAMAGE FEES -- CARPET REPLACEMENT	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0034	DAMAGE FEES -- OTHER	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0041	AMMENITY FEE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0710	PARKING FEES REVENUE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4410.0005	INTEREST INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4410.0010	MISC INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0501	WAIVE RESIDENT UTILITIES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	n/a
4120.0502	WAIVE APP/TRANSFER FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	- $	-	$ -	n/a
4120.0503	WAIVE LATE FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0504	WAIVE NSF FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0505	WAIVE CARPORT	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0506	WAIVE GARAGE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0507	WAIVE RELETTING FEE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0508	WAIVE APPLIANCE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0509	WAIVE DAMAGES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0510	WAIVE PET FEE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0511	WAIVE MTM	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0512	WAIVE ADMIN FEE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0513	WAIVE STORAGE FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0514	WAIVE PET RENT	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0515	WAIVE DAMAGES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL OTHER REVENUES	$ 27,828	$ 32,886	$ 34,348	$ 34,030	$ 33,586	$ 28,710	$ 26,296	$ 24,153	$ 24,231	$ 25,568	$ 28,296	$ 29,093	$ 348,590	$ 1,040	$ -	$ 348,590	n/a
4710.0003	RETAIL -- RENT	-	-	-	-	-	-	-	-	-	-	-	18,000	18,000	54	$ -	18,000	n/a
4710.0015	RETAIL -- GAIN / LOSS TO LEASE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4710.0020	RETAIL -- VACANCY LOSS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4710.0035	RETAIL -- BAD DEBT WRITE OFF	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4720.0001	RETAIL -- WATER REIMBURSEMENT	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4720.0002	RETAIL -- SEWER REIMBURSEMENT	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4720.0003	RETAIL -- ELECTRIC REIMBURSEMENT	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4720.0010	RETAIL -- LATE FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4720.0503	RETAIL -- WAIVE LATE FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4740.0007	RETAIL -- COMMON AREA MAINTENANCE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL RETAIL REVENUES	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 18,000	$ 18,000	$ 54	$ -	$ 18,000	n/a
	TOTAL REVENUE	$ 479,229	$ 490,902	$ 496,880	$ 496,579	$ 504,004	$ 505,561	$ 493,466	$ 496,106	$ 496,323	$ 501,287	$ 505,166	$ 523,631	$ 5,997,620	$ 17,904	$ -	$ 5,997,620	n/a
	** OPERATING EXPENSES **																	
6110.0002	SALARIES -- COMMUNITY DIRECTOR	4,615	4,615	6,923	4,615	4,615	4,615	4,615	4,615	6,923	4,615	4,615	4,615	60,000	179	$ -	(60,000)	n/a
6110.0003	SALARIES -- ASST COMMUNITY DIR	2,560	2,560	3,840	2,560	2,560	2,560	2,560	2,560	3,840	2,560	2,560	2,560	33,280	99	$ -	(33,280)	n/a
6110.0004	SALARIES -- LEASING DIRECTOR	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6110.0005	SALARIES -- LEASING CONSULTANTS	4,320	4,320	6,480	4,320	4,320	4,320	4,320	4,320	6,480	4,320	4,320	4,320	56,160	168	$ -	(56,160)	n/a
6110.0006	SALARIES -- MARKETING/LEASING	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6110.0007	SALARIES -- MAINT DIRECTOR	3,840	3,840	5,760	3,840	3,840	3,840	3,840	3,840	5,760	3,840	3,840	3,840	49,920	149	$ -	(49,920)	n/a
6110.0008	SALARIES -- ASST MAINT DIRECTOR	2,880	2,880	4,320	2,880	2,880	2,880	2,880	2,880	4,320	2,880	2,880	2,880	37,440	112	$ -	(37,440)	n/a
6110.0009	SALARIES -- MAINT TECHNICIAN	4,800	4,800	7,200	4,800	4,800	4,800	4,800	4,800	7,200	4,800	4,800	4,800	62,400	186	$ -	(62,400)	n/a
6110.0010	SALARIES -- MAINT TECH PORTER	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6110.0011	SALARIES -- MAINT TECH PAINTER	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6110.0012	SALARIES -- HOUSEKEEPER	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6110.0013	SALARIES -- FITNESS INSTRUCTOR	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6110.0014	COURTESY PATROL	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6110.0018	BONUSES & WAGES	2,200	2,200	2,200	2,200	2,200	2,200	2,200	2,200	2,200	2,200	2,200	2,200	26,400	79	$ -	(26,400)	n/a
6110.0019	COMMISSIONS	1,615	2,605	2,521	2,436	2,188	1,888	1,500	938	938	1,250	1,625	1,875	21,479	64	$ -	(21,479)	n/a
6110.0020	PAYROLL TAXES	3,398	3,179	4,050	2,298	2,096	2,058	2,044	2,001	2,881	2,026	2,053	2,072	30,113	90	$ -	(30,113)	n/a
6110.0021	WORKERS COMPENSATION	388	388	550	388	388	388	388	388	550	388	388	388	4,783	14	$ -	(4,783)	n/a
6110.0022	EMPLOYEE INSURANCE	2,521	2,521	2,521	2,521	2,521	2,521	2,521	2,521	2,521	2,521	2,521	2,521	30,247	90	$ -	(30,247)	n/a
6110.0024	401K PLAN CONTRIBUTIONS	483	483	691	483	483	483	483	483	691	483	483	483	6,211	19	$ -	(6,211)	n/a
6110.0026	TEMPORARY LABOR	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6110.0027	SALARIES -- EMPLOYEE DISCOUNT	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6110.0028	SALARIES -- CONCIERGE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6110.0030	PAYROLL -- OVERTIME	432	432	648	432	432	432	432	432	648	432	432	432	5,616	17	$ -	(5,616)	n/a

Canyon Springs Year One.xlsx 3/22/2017 12:31 PM

PAGE 1 OF 4

D - 1

Community Name: Canyon Springs | Total Units: 335 | Total Sq Ftg: 485,361 | Date / Time Last Revised: 3/22/17 12:31 PM

	May-17	Jun-17	Jul-17	Aug-17	Sep-17	Oct-17	Nov-17	Dec-17	Jan-18	Feb-18	Mar-18	Apr-18	2017
Occupied Units	307	311	312	312	315	315	315	315	315	315	315	315	314
Projected Vacancy Rate	8.29%	7.27%	6.76%	6.75%	5.98%	5.98%	5.98%	5.97%	5.97%	5.96%	5.96%	5.95%	6.40%
Physical Occupancy	91.71%	92.73%	93.24%	93.25%	94.01%	94.02%	94.02%	94.03%	94.03%	94.04%	94.04%	94.05%	93.60%
Net Rent per Occupied Unit	$1,493	$1,490	$1,497	$1,503	$1,510	$1,514	$1,518	$1,521	$1,523	$1,526	$1,530	$1,535	$1,512
Net Rent/Sq Ft	$ 1.034	$ 1.039	$ 1.044	$ 1.049	$ 1.053	$ 1.056	$ 1.059	$ 1.060	$ 1.062	$ 1.064	$ 1.067	$ 1.071	$ 1.055
% Growth Net Rent/Sq Ft	0.50%	0.45%	0.48%	0.44%	0.41%	0.30%	0.27%	0.15%	0.15%	0.21%	0.28%	0.33%	

	DESCRIPTION	May-17 5	Jun-17 6	Jul-17 7	Aug-17 8	Sep-17 9	Oct-17 10	Nov-17 11	Dec-17 12	Jan-18 1	Feb-18 2	Mar-18 3	Apr-18 4	2017 ANNUAL	2017 ANNL PER UNIT	Rolling 12 Comparison	2017 vs Rolling 12 VARIANCE	% VARIANCE
	TOTAL PAYROLL & BENEFITS	$ 34,289	$ 34,600	$ 47,704	$ 33,793	$ 33,302	$ 32,763	$ 32,561	$ 31,939	$ 44,601	$ 32,292	$ 32,605	$ 32,863	$ 424,029	$ 1,263.76	$ -	$ (424,029)	n/a
														Per Unit Benchmark $	1,245.61			
6115.0002	RESIDENT RELATIONS	500	500	500	500	500	500	500	500	500	500	500	500	6,000	18	$ -	(6,000)	n/a
6115.0003	LEASING HOSPITALITY	168	168	168	168	168	168	168	168	168	168	168	168	2,010	6	$ -	(2,010)	n/a
6115.0004	ADVERTISING	3,619	3,098	2,024	2,024	3,098	1,024	1,024	2,098	1,024	1,024	2,098	1,024	25,480	88	$ -	(25,480)	n/a
6115.0008	PRINT/FLYERS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6115.0009	LOCATOR/REFERRAL FEES	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	24,000	72	$ -	(24,000)	n/a
6115.0010	PROMOTIONAL	17,210	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	28,210	84	$ -	(28,210)	n/a
6115.0011	TEMPORARY SIGNAGE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6115.0012	MODELS AND ACCESSORIES	2,000	-	-	-	-	-	-	-	-	-	-	-	2,000	6	$ -	(2,000)	n/a
6115.0013	CAREER APPAREL	(400)	(400)	(800)	1,804	(400)	(400)	(400)	(400)	(800)	1,804	(400)	(400)	(792)	(2)	$ -	792	n/a
6115.0014	LEADS/LEASE/LEVEL ONE	948	948	948	948	948	948	948	948	948	948	948	948	11,377	34	$ -	(11,377)	n/a
6115.0020	GUEST SUITE EXPENSE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6115.0021	BROCHURES/FLOOR PLANS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL MARKETING & ADVER	$ 23,849	$ 7,214	$ 5,040	$ 5,244	$ 7,214	$ 5,140	$ 5,140	$ 6,214	$ 5,040	$ 5,244	$ 6,214	$ 5,140	$ 102,084	$ 304.73	$ -	$ (102,084)	n/a
														Per Unit Benchmark $	267.28			
6117.0001	CLEANING SUPPLIES	380	380	380	380	380	380	380	380	380	380	380	380	4,560	14	$ -	(4,560)	n/a
6117.0002	CARPET CLEANING	1,080	1,170	1,170	1,170	880	810	720	450	450	600	780	900	10,260	31	$ -	(10,260)	n/a
6117.0003	CONTRACT CLEANING	2,917	3,557	3,408	3,255	3,211	2,718	2,580	2,175	2,175	2,400	2,670	2,850	33,910	100	$ -	(33,910)	n/a
6117.0005	PAINTING SUPPLIES	1,170	1,300	1,300	1,300	1,105	910	780	520	520	650	845	975	11,375	34	$ -	(11,375)	n/a
6117.0007	CONTRACT PAINTING	3,672	4,302	4,302	4,302	3,656	3,011	2,581	1,721	1,721	2,151	2,796	3,226	37,640	112	$ -	(37,640)	n/a
6117.0010	OTHER TURNOVER COSTS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6117.9999	UNANTICIPATED TURNOVER	4,000	4,000	4,000	4,000	4,000	4,000	-	-	-	-	-	-	24,000	72			
	TOTAL TURNOVER COSTS	$ 13,019	$ 14,709	$ 14,507	$ 14,407	$ 13,242	$ 11,629	$ 7,241	$ 5,246	$ 5,246	$ 6,181	$ 7,471	$ 8,331	$ 121,375	$ 362.32	$ -	$ (121,375)	n/a
														Per Unit Benchmark $	241.85			
6120.0001	COMPUTER EQUIPMENT/SUPPLIES	281	-	-	-	-	-	-	-	-	-	-	-	281	1	$ -	(281)	n/a
6120.0002	APPLIANCE REPAIR	295	295	295	295	295	295	295	295	295	295	295	295	3,540	11	$ -	(3,540)	n/a
6120.0003	CARPET REPAIR	790	790	790	790	790	790	790	790	790	790	790	790	9,480	28	$ -	(9,480)	n/a
6120.0004	ELECTRICAL REPAIRS	40	40	40	40	40	40	40	40	40	40	40	40	480	1	$ -	(480)	n/a
6120.0005	ENTRY/GATE REPAIRS	40	40	40	40	40	40	40	40	40	40	40	40	480	1	$ -	(480)	n/a
6120.0006	HVAC REPAIRS	900	900	900	900	900	900	900	900	900	900	900	900	10,800	32	$ -	(10,800)	n/a
6120.0007	SIGNAGE REPAIRS	22	22	22	22	22	22	22	22	22	22	22	22	264	1	$ -	(264)	n/a
6120.0008	IRRIGATION REPAIRS/DRAINAGE CORRECTION	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0009	PARKING LOT REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0010	PLUMBING REPAIRS	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	12,000	36	$ -	(12,000)	n/a
6120.0011	ROOF REPAIRS	500	500	500	500	500	500	500	500	500	500	500	500	6,000	18	$ -	(6,000)	n/a
6120.0012	FENCE REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0013	GARAGE REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0014	SUB-FLOOR REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0015	POOL/SPA REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0016	ALARM REPAIR	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0017	GOLF CART REPAIRS	200	200	200	200	200	200	200	200	200	200	200	200	2,400	7	$ -	(2,400)	n/a
6120.0018	POOL SUPPLIES	350	350	350	350	350	350	350	350	350	350	350	350	4,200	13	$ -	(4,200)	n/a
6120.0019	DRAPERY & BLINDS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0020	LOCKS & SECURITY	300	300	300	300	300	300	300	300	300	300	300	300	3,600	11	$ -	(3,600)	n/a
6120.0021	LIGHTING	760	760	760	760	760	760	760	760	760	760	760	760	9,120	27	$ -	(9,120)	n/a
6120.0022	MAINTENANCE UNIFORMS	-	-	-	708	-	-	-	-	-	708	-	708	2,124	6	$ -	(2,124)	n/a
6120.0023	MAINTENANCE CONTRACTS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0024	BUILDING REPAIRS	795	795	795	795	795	795	795	795	795	795	795	795	9,540	28	$ -	(9,540)	n/a
6120.0025	TOOLS & SUPPLIES	210	210	210	210	210	210	210	210	210	210	210	210	2,520	8	$ -	(2,520)	n/a
6120.0026	SAFETY PROGRAM	104	104	104	104	104	104	104	104	104	104	104	104	1,251	4	$ -	(1,251)	n/a
6120.0032	FITNESS CENTER	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0033	BUSINESS CENTER	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL REPAIRS & MAINT	$ 6,567	$ 6,306	$ 6,306	$ 7,014	$ 6,306	$ 6,306	$ 6,306	$ 6,306	$ 6,306	$ 7,014	$ 6,306	$ 7,014	$ 78,960	$ 233.01	$ -	$ (78,960)	n/a
														Per Unit Benchmark $	271.14			
6125.0001	LANDSCAPE	6,000	3,600	3,600	3,600	3,600	6,000	3,600	3,600	3,600	3,600	3,600	3,600	55,000	164	$ -	(55,000)	n/a
6125.0003	POOL SERVICE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6125.0004	FIRE INSPECTION/MONITORING	82	82	8,382	82	82	82	82	82	82	82	82	82	9,284	28	$ -	(9,284)	n/a
6125.0005	SECURITY SYSTEM	78	78	78	78	78	78	78	78	78	78	78	78	936	3	$ -	(936)	n/a
6125.0006	LEGAL FEES	200	200	200	200	200	200	200	200	200	200	200	200	2,400	7	$ -	(2,400)	n/a
6125.0007	SNOW REMOVAL	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6125.0008	EQUIPMENT LEASING/RENTAL	178	178	178	178	178	178	178	178	178	178	178	178	2,136	6	$ -	(2,136)	n/a
6125.0009	PEST CONTROL	440	440	440	440	440	440	440	440	440	440	440	440	5,280	16	$ -	(5,280)	n/a
6125.0011	APPLIANCE LEASING/RENTAL	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6125.0020	ELEVATOR SERVICES	3,125	3,125	3,125	3,125	3,125	3,125	3,125	3,125	3,125	3,125	3,125	3,125	37,500	112	$ -	(37,500)	n/a
6125.0025	SECURITY GUARDS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6125.0050	OTHER CONTRACT SERVICES	-	-	-	-	2,970	-	-	700	-	-	-	-	3,670	11	$ -	(3,670)	n/a
	TOTAL PROFESSIONAL SERVICE	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ -	$ [illegible]	n/a
														Per Unit Benchmark $	324.13			
6130.0001	ACCOUNTING/ADP FEES	408	-	-	408	-	-	408	-	-	408	-	-	1,632	5	$ -	(1,632)	n/a
6130.0002	OFFICE EXPENSE	243	243	243	243	243	243	243	243	243	243	243	243	2,916	9	$ -	(2,916)	n/a
6130.0003	POSTAGE	25	25	25	25	25	25	25	25	25	25	25	25	300	1	$ -	(300)	n/a
6130.0004	PRINTING	45	45	45	45	45	45	45	45	45	45	45	45	540	2	$ -	(540)	n/a
6130.0005	DUES, BOOKS & SUBSCRIPTIONS	-	-	-	-	1,091	1,192	-	-	-	-	-	-	2,283	7	$ -	(2,283)	n/a
6130.0006	ADMINISTRATIVE COSTS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6130.0007	LICENSES & FEES	12,049	5,594	5,608	5,608	5,458	6,500	5,458	5,458	5,458	5,458	5,461	6,161	75,207	224	$ -	(75,207)	n/a
6130.0008	EMPLOYEE GOODWILL	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6130.0009	TRAVEL/MILEAGE REIMB	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6130.0010	MEALS AND ENTERTAINMENT	139	139	139	139	139	139	139	139	139	139	139	139	1,668	5	$ -	(1,668)	n/a
6130.0011	TRAINING, SEMINARS & EDUC	-	590	2,000	1,274	590	-	-	590	-	-	590	-	5,434	16	$ -	(5,434)	n/a
6130.0014	EMPLOYEE RECRUITING	-	-	731	-	-	-	-	-	-	-	-	-	731	2	$ -	(731)	n/a
6130.0015	CHARITABLE CONTRIBUTIONS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6130.0016	VEHICLE EXPENSE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6130.0017	PROPERTY OWNERS ASSOC DUES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6130.0018	CREDIT BUREAU	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6130.0019	RELOCATION EXPENSE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6130.0020	PAYMENT PROCESSING FEE	225	338	393	395	479	480	481	482	483	484	485	487	5,210	16	$ -	(5,210)	n/a
	TOTAL ADMINISTRATIVE COSTS	$ 14,033	$ 6,962	$ 9,192	$ 7,535	$ 8,598	$ 8,614	$ 6,797	$ 6,980	$ 6,381	$ 6,900	$ 7,018	$ 7,130	$ 95,961	$ 286.27	$ -	$ (95,961)	n/a
														Per Unit Benchmark $	275.80			
6140.0001	ELECTRIC - COMMON AREA	6,250	6,250	6,250	6,250	6,250	6,250	6,250	6,250	6,250	6,250	6,250	6,250	75,000	224	$ -	(75,000)	n/a
6140.0002	ELECTRIC - VACANT UNITS	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	18,000	54	$ -	(18,000)	n/a
6140.0004	WATER	10,609	11,670	13,792	13,792	13,792	10,609	8,487	8,487	8,487	8,487	9,548	9,548	127,308	380	$ -	(127,308)	n/a
6140.0006	GAS	125	125	125	125	125	125	125	125	125	125	125	125	1,500	4	$ -	(1,500)	n/a
6140.0007	CABLE TV	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6140.0008	TELEPHONE & PAGERS	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	30,000	90	$ -	(30,000)	n/a
6140.0009	TRASH SERVICE	5,180	5,180	5,180	5,180	5,180	5,180	5,180	5,180	5,180	5,180	5,180	5,180	62,160	186	$ -	(62,160)	n/a
	TOTAL UTILITIES	$ 26,164	$ 27,225	$ 29,347	$ 29,347	$ 29,347	$ 26,164	$ 24,042	$ 24,042	$ 24,042	$ 24,042	$ 25,103	$ 25,103	$ 313,968	$ 937.22	$ -	$ (313,968)	n/a
														Per Unit Benchmark $	901.34			
6145.0001	PROPERTY TAXES	100,661	100,661	100,661	100,661	100,661	100,661	100,661	100,661	100,661	100,661	100,661	100,661	1,207,932	3,606	$ -	(1,207,932)	n/a
6145.0004	OTHER TAXES & INSURANCE	1,841	1,841	1,841	1,841	1,841	1,841	1,841	1,841	1,841	1,841	1,841	1,841	22,086	66	$ -	(22,086)	n/a
6145.0015	TEXAS MARGIN TAX	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a

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D - 2

Community Name Canyon Springs Total Units 335 Total Sq Ftg 480,361 Date / Time Last Revised 3/22/17 12:31 PM

	May-17	Jun-17	Jul-17	Aug-17	Sep-17	Oct-17	Nov-17	Dec-17	Jan-18	Feb-18	Mar-18	Apr-18	2017
Occupied Units	307	311	312	312	315	315	315	315	315	315	315	315	314
Projected Vacancy Rate	8.29%	7.27%	6.76%	6.75%	5.98%	5.98%	5.98%	5.97%	5.97%	5.96%	5.96%	5.95%	6.42%
Physical Occupancy	91.71%	92.73%	93.24%	93.25%	94.01%	94.02%	94.02%	94.03%	94.03%	94.04%	94.04%	94.05%	93.60%
Net Rent per Occupied Unit	$1,483	$1,490	$1,497	$1,503	$1,510	$1,514	$1,518	$1,521	$1,523	$1,528	$1,532	$1,535	$1,512
Net Rent/Sq Ft	$ 1.034	$ 1.039	$ 1.044	$ 1.048	$ 1.053	$ 1.056	$ 1.059	$ 1.060	$ 1.062	$ 1.064	$ 1.067	$ 1.071	$ 1.055
% Growth Net Rent/Sq Ft	0.30%	0.45%	0.48%	0.44%	0.47%	0.30%	0.27%	0.15%	0.15%	0.21%	0.29%	0.33%	

	DESCRIPTION		May-17 5	Jun-17 6	Jul-17 7	Aug-17 8	Sep-17 9	Oct-17 10	Nov-17 11	Dec-17 12	Jan-18 1	Feb-18 2	Mar-18 3	Apr-18 4	2017 ANNUAL	2017 ANNL PER UNIT	Rolling 12 Comparison	2017 vs Rolling 12 VARIANCE	% VARIANCE
6145.0020	PY PROP TAX REFUNDS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6145.0021	TAX REFUND CONSULTANT FEE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6146.0001	INSURANCE		4,508	4,508	4,508	4,508	4,508	4,508	4,508	4,508	4,508	4,508	4,508	4,508	55,272	165	$ -	(55,272)	n/a
	TOTAL TAXES & INSURANCE		$ 107,108	$ 107,108	$ 107,108	$ 107,108	$ 107,108	$ 107,108	$ 107,108	$ 107,108	$ 107,108	$ 107,108	$ 107,108	$ 107,108	$ 1,285,293	$ 3,836.70	$ -	$ (1,285,293)	n/a
6150.0001	MANAGEMENT FEES	3.0%	14,347	14,718	14,926	14,960	15,120	15,017	14,985	14,943	14,968	15,039	15,156	15,776	179,935	537	$ -	(179,935)	n/a
	TOTAL MANAGEMENT CO. CHARGES		$ 14,347	$ 14,718	$ 14,926	$ 14,960	$ 15,120	$ 15,017	$ 14,985	$ 14,943	$ 14,968	$ 15,039	$ 15,156	$ 15,776	$ 179,935	$ 537.12	$ -	$ (179,935)	n/a
												Per Unit Benchmark	$ -				
6710.0001	RETAIL - SALARIES & WAGES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6710.0019	RETAIL - COMMISSIONS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6720.0024	RETAIL - OTHER REPAIRS & MAINTENANCE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6720.0025	RETAIL - MISC TOOLS AND SUPPLIES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6725.0001	RETAIL - LANDSCAPING		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6725.0006	RETAIL - LEGAL FEES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6730.0002	RETAIL - OFFICE SUPPLIES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6740.0001	RETAIL - ELECTRIC - COMMON AREAS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6740.0006	RETAIL - TRASH SERVICE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6745.0001	RETAIL - REAL PROPERTY TAXES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6746.0001	RETAIL - PROPERTY INSURANCE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6750.0005	RETAIL - ACCOUNTING FEES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL RETAIL EXPENSES		$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	n/a
	TOTAL OPERATING EXPENSES		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	$ -	[illegible]	n/a
	NET OPERATING INCOME (LOSS)		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	$ -	[illegible]	n/a
7110.0001	DEBT SERVICE		85,531	85,531	85,531	94,516	94,516	94,516	94,516	94,516	94,516	94,516	105,297	105,297	1,128,766	3,370	$ -	(1,128,766)	n/a
7110.0015	ADD BACK PRINCIPAL		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7120.0001	DEPRECIATION		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7120.0005	AMORTIZATION		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7120.0010	AMORTIZATION - FAS 141 ADJ		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7120.0011	AMORTIZATION - ABOVE/BELOW MARKET		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7120.0500	LOAN PREMIUM AMORTIZATION		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.0001	PROFESSIONAL AUDIT FEES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.0006	TAX RETURN PREPARATION		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.0007	FRANCHISE TAXES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.0008	LEASE UP/MARKETING EXPENSE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.0009	TRANSITION COSTS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.0010	LEGAL EXPENSE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.0011	ASSET MANAGEMENT FEES	0.0%	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.0013	TREE TRIMMING		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.0060	PRIOR YEAR EXPENSE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.9990	OTHER NON-OPERATING EXPENSES		2,300	-	-	-	-	-	-	-	-	-	-	-	2,300	7	$ -	(2,300)	n/a
8410.0001	CAPITALIZED		-	(1,020,857)	-	-	(173,745)	-	-	(101,800)	-	-	(94,245)	-	(1,393,747)	(4,160)	$ -	1,393,747	n/a
	TOTAL NON-OPERATING EXPENSE		$ 87,831	$ (938,426)	$ 85,531	$ 94,516	$ (79,229)	$ 94,516	$ 94,516	$ (7,284)	$ 94,516	$ 94,516	$ 11,052	$ 105,297	$ (262,548)	$ (784)	$ -	$ 262,548	n/a
	** CAPITAL PROJECTS **																		
8210.0001	COMPUTER UPGRADES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8210.0002	FURNITURE & EQUIPMENT		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8210.0004	AUTO/TRUCK/GOLFCART		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.0001	LEASING OFFICE UPGRADES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.0002	CLUBHOUSE IMPROVEMENTS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.0003	MODEL UPGRADE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.0004	FLOORING		1,900	1,900	1,900	1,900	1,900	1,900	1,900	1,900	1,900	1,900	1,900	1,900	22,800	68	$ -	(22,800)	n/a
8220.0005	WOOD FLOORS		6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	72,000	215	$ -	(72,000)	n/a
8220.0006	SHEETROCK/DRYWALL		275	275	275	275	275	275	275	275	275	275	275	275	3,300	10	$ -	(3,300)	n/a
8220.0007	DOORS, WINDOWS & COVERINGS		175	175	175	175	175	175	175	175	175	175	175	175	2,100	6	$ -	(2,100)	n/a
8220.0008	CEILING FANS/LIGHTS/MED CAB.		250	250	250	250	250	250	250	250	250	250	250	250	3,000	9	$ -	(3,000)	n/a
8220.0009	CABINETS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.0010	APPLIANCES		750	750	750	750	750	750	750	750	750	750	750	750	9,000	27	$ -	(9,000)	n/a
8220.0011	WASHERS/DRYERS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.0012	INTERIOR PAINTING		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.0013	HANDICAP UNIT CONVERSION		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.0015	FITNESS CENTER		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.0016	PLUMBING REPAIRS/FIXTURES		250	250	250	250	250	250	250	250	250	250	250	250	3,000	9	$ -	(3,000)	n/a
8220.0020	UNIT UPGRADES/OTHER INTERIOR IMPRV		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8510.0002	SUBFLOOR REPAIRS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL INTERIOR IMPROVEMENTS		$ 9,600	$ 9,600	$ 9,600	$ 9,600	$ 9,600	$ 9,600	$ 9,600	$ 9,600	$ 9,600	$ 9,600	$ 9,600	$ 9,600	$ 115,200	$ 344	$ -	$ (115,200)	n/a
8210.0003	POOL FURNITURE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8510.0001	ROOFING		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8510.0003	EXTERIOR PAINTING		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8510.0004	EXTERIOR FIXTURES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8510.0005	FOUNDATION REPAIRS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8510.0006	HVAC		2,100	2,100	2,100	2,100	1,500	1,350	1,000	500	500	500	1,250	1,500	16,500	49	$ -	(16,500)	n/a
8510.0007	CARPORTS & GARAGES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8510.0008	GUTTERS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8510.0009	ALARMS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8510.0010	EXTERIOR WINDOWS/SIDING		200	200	200	200	200	200	200	200	200	200	200	200	2,400	7	$ -	(2,400)	n/a
8510.0011	ELEVATORS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8520.0001	SIGNAGE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8520.0002	DUMPSTERS/COMPACTOR		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8520.0003	LANDSCAPING & IRRIGATION		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8520.0005	PARKING LOT REPAIRS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8520.0006	WOOD DECK REPAIR		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8520.0007	FENCES & GATES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8520.0008	RECREATIONAL AREA UPGRADE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8520.0009	POOL REPAIRS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8520.0010	UTILITY SUBMETERING		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8520.0011	CONCRETE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8520.0012	DRAINAGE REPAIRS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8520.0013	PAVING/SLURRY SEAL		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8520.0014	LIGHT POLES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8520.0016	WATER METERS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8520.0017	RETAINING WALL		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8520.0018	ELECTRIC METERS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8520.9801	UNFORESEEN CAPEX		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL EXTERIOR IMPROVEMENTS		$ 2,300	$ 2,300	$ 2,300	$ 2,300	$ 1,700	$ 1,550	$ 1,200	$ 700	$ 700	$ 700	$ 1,450	$ 1,700	$ 18,900	$ 56	$ -	$ (18,900)	n/a
	TOTAL CAPITAL PROJECTS		$ 11,900	$ 11,900	$ 11,900	$ 11,900	$ 11,300	$ 11,150	$ 10,800	$ 10,300	$ 10,300	$ 10,300	$ 11,050	$ 11,300	$ 134,100	$ 400	$ -	$ (134,100)	n/a

** UPFRONT CAPITAL PROJECTS **

Canyon Springs Year One.xlsx 3/22/2017 12:31 PM
PAGE 3 OF 4

D - 3

Community Name: Canyon Springs | Total Units: 335 | Total Sq Ftg: 480,361 | Date / Time Last Revised: 3/22/17 12:31 PM

		May-17	Jun-17	Jul-17	Aug-17	Sep-17	Oct-17	Nov-17	Dec-17	Jan-18	Feb-18	Mar-18	Apr-18	
	Occupied Units	307	311	312	312	315	315	315	315	315	315	315	315	314
	Projected Vacancy Rate	8.29%	7.27%	6.76%	6.75%	5.99%	5.98%	5.98%	5.97%	5.97%	5.96%	5.96%	5.95%	6.40%
	Physical Occupancy	91.71%	92.73%	93.24%	93.25%	94.01%	94.02%	94.02%	94.03%	94.03%	94.04%	94.04%	94.05%	93.60%
	Net Rent per Occupied Unit	$1,483	$1,490	$1,497	$1,503	$1,510	$1,514	$1,518	$1,521	$1,523	$1,526	$1,530	$1,535	$1,512
	Net Rent/Sq Ft	$ 1.034	$ 1.039	$ 1.044	$ 1.048	$ 1.053	$ 1.056	$ 1.059	$ 1.060	$ 1.062	$ 1.064	$ 1.067	$ 1.071	$ 1.055
	% Growth Net Rent/Sq Ft	0.30%	0.45%	0.48%	0.44%	0.41%	0.30%	0.27%	0.15%	0.15%	0.21%	0.28%	0.33%	

	DESCRIPTION	May-17 5	Jun-17 6	Jul-17 7	Aug-17 8	Sep-17 9	Oct-17 10	Nov-17 11	Dec-17 12	Jan-18 1	Feb-18 2	Mar-18 3	Apr-18 4	2017 ANNUAL	2017 ANNL PER UNIT	Rolling 12 Comparison	2017 vs Rolling 12 VARIANCE	% VARIANCE
8610.0001	COMPUTER UPGRADES	25,000	-	-	-	-	-	-	-	-	-	-	-	25,000	75	$ -	(25,000)	n/a
8610.0002	FURNITURE & EQUIPMENT	59,000	-	-	-	-	-	-	-	-	-	-	-	59,000	176	$ -	(59,000)	n/a
8610.0004	AUTO/TRUCK/GOLFCART	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.0001	LEASING OFFICE UPGRADES	5,450	-	-	-	-	-	-	-	-	-	-	-	5,450	16	$ -	(5,450)	n/a
8620.0002	CLUBHOUSE IMPROVEMENTS	110,000	75,000	-	-	-	-	-	-	-	-	-	-	185,000	552	$ -	(185,000)	n/a
8620.0003	MODEL UPGRADE	20,000	-	-	-	-	-	-	-	-	-	-	-	20,000	60	$ -	(20,000)	n/a
8620.0004	FLOORING	8,000	32,000	-	-	-	-	-	-	-	-	-	-	40,000	119	$ -	(40,000)	n/a
8620.0005	WOOD FLOORS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.0006	SHEETROCK/DRYWALL	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.0007	DOORS, WINDOWS & COVERINGS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.0008	CEILING FANS/LIGHTS/MED CAB	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.0009	CABINETS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.0010	APPLIANCES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.0011	WASHERS/DRYERS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.0012	INTERIOR PAINTING	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.0013	HANDICAP UNIT CONVERSION	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.0015	FITNESS CENTER	65,000	3,000	-	-	-	-	-	-	-	-	-	-	68,000	203	$ -	(68,000)	n/a
8620.0016	PLUMBING REPAIRS/FIXTURES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.0020	UNIT UPGRADES/OTHER INTERIOR IMPRV	-	48,685	48,685	41,730	41,730	27,820	27,820	13,910	13,910	20,865	27,820	34,775	347,750	1,038	$ -	(347,750)	n/a
8710.0002	SUBFLOOR REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL UPFRONT INTERIOR IMPROVEMENTS	$ [illegible]	$ 158,685	$ 48,685	$ 41,730	$ 41,730	$ 27,820	$ 27,820	$ 13,910	$ 13,910	$ 20,865	$ 27,820	$ 34,775	$ [illegible]	$ [illegible]	$ -	$ [illegible]	n/a
8610.0003	POOL FURNITURE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8710.0001	ROOFING	160,860	-	-	-	-	-	-	-	-	-	-	-	160,860	480	$ -	(160,860)	n/a
8710.0003	EXTERIOR PAINTING	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8710.0004	EXTERIOR FIXTURES	81,480	43,500	2,500	-	-	-	-	-	-	-	-	-	127,480	381	$ -	(127,480)	n/a
8710.0005	FOUNDATION REPAIRS	4,000	-	-	-	4,000	-	-	-	-	-	-	-	8,000	24	$ -	(8,000)	n/a
8710.0006	HVAC	25,000	-	-	-	-	-	-	-	-	-	-	-	25,000	75	$ -	(25,000)	n/a
8710.0007	CARPORTS & GARAGES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8710.0008	GUTTERS	8,000	-	-	-	-	-	-	-	-	-	-	-	8,000	24	$ -	(8,000)	n/a
8710.0009	ALARMS	35,000	-	-	-	-	-	-	-	-	-	-	-	35,000	104	$ -	(35,000)	n/a
8710.0010	EXTERIOR WINDOWS/SIDING	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8710.0011	ELEVATORS	5,000	-	-	-	-	-	-	-	-	-	-	-	5,000	15	$ -	(5,000)	n/a
8720.0001	SIGNAGE	25,000	25,000	-	-	-	-	-	-	-	-	-	-	50,000	149	$ -	(50,000)	n/a
8720.0002	DUMPSTERS/COMPACTOR	5,000	-	-	-	-	-	-	-	-	-	-	-	5,000	15	$ -	(5,000)	n/a
8720.0003	LANDSCAPING & IRRIGATION	35,000	-	-	-	-	-	-	-	-	-	-	-	35,000	104	$ -	(35,000)	n/a
8720.0005	PARKING LOT REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8720.0006	WOOD DECK REPAIR	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8720.0007	FENCES & GATES	7,007	-	-	-	-	-	-	-	-	-	-	-	7,007	21	$ -	(7,007)	n/a
8720.0008	RECREATIONAL AREA UPGRADE	60,000	4,675	-	-	-	-	-	-	-	-	-	-	64,675	194	$ -	(64,675)	n/a
8720.0009	POOL REPAIRS	11,500	-	-	-	-	-	-	-	-	-	-	-	11,500	34	$ -	(11,500)	n/a
8720.0010	UTILITY SUBMETERING	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8720.0011	CONCRETE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8720.0012	DRAINAGE REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8720.0013	PAVING/SLURRY SEAL	5,500	-	-	-	-	-	-	-	-	-	-	-	5,500	16	$ -	(5,500)	n/a
8720.0014	LIGHT POLES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8720.0016	WATER METERS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8720.0017	RETAINING WALL	7,500	-	-	-	-	-	-	-	-	-	-	-	7,500	22	$ -	(7,500)	n/a
8720.0018	ELECTRIC METERS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL UPFRONT EXTERIOR IMPROVEMENTS	$ [illegible]	$ [illegible]	$ 2,500	$ -	$ 4,000	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ [illegible]	$ [illegible]	$ -	$ [illegible]	n/a
	TOTAL UPFRONT CAPITAL PROJECTS	$ [illegible]	$ [illegible]	$ [illegible]	$ 41,730	$ 45,730	$ 27,820	$ 27,820	$ 13,910	$ 13,910	$ 20,865	$ 27,820	$ 34,775	$ [illegible]	$ [illegible]	$ -	$ [illegible]	n/a
	NET INCOME (LOSS)	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ -	$ [illegible]	n/a

Canyon Springs Year One.xlsx 3/22/2017 12:31 PM

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D - 4

Community Name: Cascades I — Total Units: 328 — Total Sq Ftg: 376,216 — Date / Time Last Revised: 3/22/17 12:33 PM

		May-17	Jun-17	Jul-17	Aug-17	Sep-17	Oct-17	Nov-17	Dec-17	Jan-18	Feb-18	Mar-18	Apr-18	2017
	Occupied Units	300	301	304	304	304	304	304	304	304	304	304	304	303
	Projected Vacancy Rate	8.61%	8.31%	7.31%	7.31%	7.30%	7.30%	7.30%	7.30%	7.30%	7.30%	7.30%	7.30%	7.49%
	Physical Occupancy	91.39%	91.69%	92.69%	92.69%	92.70%	92.70%	92.70%	92.70%	92.70%	92.70%	92.70%	92.70%	92.51%
	Net Rent per Occupied Unit	$1,210	$1,213	$1,217	$1,221	$1,226	$1,229	$1,231	$1,233	$1,236	$1,238	$1,240	$1,243	$1,228
	Net Rent/Sq Ft	$ 1.055	$ 1.058	$ 1.061	$ 1.065	$ 1.069	$ 1.071	$ 1.073	$ 1.075	$ 1.078	$ 1.079	$ 1.081	$ 1.083	$ 1.071
	% Growth Net Rent/Sq Ft	0.57%	0.29%	0.33%	0.36%	0.37%	0.19%	0.19%	0.22%	0.24%	0.12%	0.17%	0.24%	

	DESCRIPTION	May-17 5	Jun-17 6	Jul-17 7	Aug-17 8	Sep-17 9	Oct-17 10	Nov-17 11	Dec-17 12	Jan-18 1	Feb-18 2	Mar-18 3	Apr-18 4	2017 ANNUAL	2017 ANNL PER UNIT	Rolling 12 Comparison	2017 vs Rolling 12 VARIANCE	% VARIANCE
4000.0000	** REVENUES **																	
4110.0001	MARKET RENT	395,027	395,520	396,421	397,786	399,205	400,703	401,455	402,108	403,083	404,053	404,525	405,229	4,805,184	14,650	-	4,805,184	n/a
4110.0005	MODEL UNITS	(1,216)	(1,216)	(1,216)	(1,216)	(1,216)	(1,216)	(1,216)	(1,216)	(1,216)	(1,216)	(1,216)	(1,216)	(14,592)	(44)	-	(14,592)	n/a
4110.0010	EMPLOYEE UNITS/SPACES	(650)	(650)	(650)	(650)	(650)	(650)	(650)	(650)	(650)	(650)	(650)	(650)	(7,800)	(24)	-	(7,800)	n/a
4110.0015	GAIN/LOSS TO LEASE	2,318	2,698	3,119	3,202	3,256	2,988	2,557	2,666	2,768	2,305	2,519	2,788	32,785	100	-	32,785	n/a
4110.0025	RESIDENT CONCESSIONS – ONE TIME	(560)	(560)	(560)	(560)	(560)	(560)	(560)	(560)	(560)	(560)	(560)	(560)	(6,720)	(20)	-	(6,720)	n/a
4110.0030	RESIDENT CONCESSIONS – PRORATED	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4110.0020	VACANCY LOSS – GPR	(32,787)	(31,842)	(27,750)	(27,844)	(27,944)	(28,049)	(28,102)	(28,154)	(28,216)	(28,264)	(28,317)	(28,366)	(345,453)	(1,053)	-	(345,453)	n/a
4110.0035	BAD DEBT WRITE OFF – RENT	(1,400)	(1,400)	(1,400)	(1,400)	(1,400)	(1,400)	(1,400)	(1,400)	(1,400)	(1,400)	(1,400)	(1,400)	(16,800)	(51)	-	(16,800)	n/a
	NET RENTAL INCOME	362,721	362,748	367,863	366,201	370,687	371,263	372,064	373,007	373,810	374,248	374,502	375,963	4,446,584	13,557	-	4,446,584	n/a
4120.0001	WATER REVENUE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4120.0003	ELECTRIC REVENUE	150	150	150	150	150	150	150	150	150	150	150	150	1,800	5	-	1,800	n/a
4120.0004	CABLE TV REVENUE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4120.0005	TELEPHONE REVENUE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4120.0006	GAS REVENUE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4120.0007	TRASH REVENUE	9,167	9,167	9,167	9,167	9,167	9,167	9,167	9,167	9,167	9,167	9,167	9,167	110,000	335	-	110,000	n/a
4120.0008	RESMARK FEES(LOCK&KEY, OTHER)	70	70	70	70	70	70	70	70	70	70	70	70	840	3	-	840	n/a
4120.0009	APPLICATION FEES	388	525	676	544	561	330	347	413	448	214	281	379	5,114	16	-	5,114	n/a
4120.0010	LATE FEES	1,900	1,900	1,900	1,900	1,900	1,900	1,900	1,900	1,900	1,900	1,900	1,900	22,800	70	-	22,800	n/a
4120.0011	NSF FEES	225	225	225	225	225	225	225	225	225	225	225	225	2,700	8	-	2,700	n/a
4120.0012	LEGAL FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4120.0013	NON-REFUNDABLE PET FEES	1,332	1,748	2,253	1,815	1,870	1,100	1,155	1,375	1,485	715	935	1,265	17,048	52	-	17,048	n/a
4120.0014	PET RENT	1,860	1,866	1,907	1,907	1,907	1,907	1,907	1,907	1,907	1,907	1,907	1,907	22,831	70	-	22,831	n/a
4120.0015	RELETTING FEES	2,182	2,520	2,943	2,784	2,678	1,703	1,791	2,135	2,310	1,117	1,462	1,979	25,603	79	-	25,603	n/a
4120.0016	DAMAGES	2,145	2,475	2,888	2,723	2,605	1,650	1,733	2,063	2,228	1,073	1,403	1,898	25,080	76	-	25,080	n/a
4120.0017	APPLIANCE RENT INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4120.0018	MTM/SHORT TERM PREMIUM	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4120.0019	ADMINISTRATIVE FEES	1,997	2,623	3,380	2,723	2,805	1,650	1,733	2,063	2,228	1,073	1,403	1,898	25,572	78	-	25,572	n/a
4120.0020	CARPORT INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4120.0021	GARAGE RENT INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4120.0022	STORAGE INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4120.0023	LAUNDRY INCOME	80	80	80	80	80	80	80	80	80	80	80	80	960	3	-	960	n/a
4120.0024	VENDING INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4120.0025	GUEST SUITE INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4120.0027	HOA DUES REVENUE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4120.0028	SECURITY ALARMS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4120.0029	RENT BILLING FEES	1,499	1,504	1,520	1,520	1,520	1,520	1,520	1,520	1,520	1,520	1,520	1,520	18,205	56	-	18,205	n/a
4120.0030	PEST CONTROL REVENUE	305	305	305	305	305	305	305	305	305	305	305	305	3,660	11	-	3,660	n/a
4120.0031	DAMAGE FEES – PAINTING	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4120.0032	DAMAGE FEES – CARPET CLEAN	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4120.0033	DAMAGE FEES – CARPET REPLACEMENT	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4120.0034	DAMAGE FEES – OTHER	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4120.0041	AMMENITY FEE	3,449	4,526	5,835	4,701	4,843	2,849	2,991	3,561	3,848	1,852	2,422	3,279	44,154	135	-	44,154	n/a
4120.0710	PARKING FEES REVENUE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4410.0005	INTEREST INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4410.0010	MISC INCOME	500	500	500	500	500	500	500	500	500	500	500	500	6,000	18	-	6,000	n/a
4120.0501	WAVE RESIDENT UTILITIES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4120.0502	WAVE APP/TRANSFER FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4120.0503	WAVE LATE FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4120.0504	WAVE NSF FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4120.0505	WAVE CARPORT	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4120.0506	WAVE GARAGE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4120.0507	WAVE RELETTING FEE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4120.0508	WAVE APPLIANCE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4120.0509	WAVE DAMAGES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4120.0510	WAVE PET FEE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4120.0511	WAVE MTM	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4120.0512	WAVE ADMIN FEE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4120.0513	WAVE STORAGE FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4120.0514	WAVE PET RENT	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4120.0515	WAVE DAMAGES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
	TOTAL OTHER REVENUES	27,280	30,208	33,797	31,113	31,588	25,108	25,872	27,432	28,368	21,867	23,727	26,316	332,968	1,014	-	332,968	n/a
4710.0003	RETAIL – RENT	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4710.0015	RETAIL – GAIN / LOSS TO LEASE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4710.0020	RETAIL – VACANCY LOSS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4710.0035	RETAIL – BAD DEBT WRITE OFF	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4720.0001	RETAIL – WATER REIMBURSEMENT	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4720.0002	RETAIL – SEWER REIMBURSEMENT	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4720.0003	RETAIL – ELECTRIC REIMBURSEMENT	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4720.0010	RETAIL – LATE FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4720.0503	RETAIL – WAVE LATE FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
4740.0007	RETAIL – COMMON AREA MAINTENANCE	3,571	3,571	3,571	3,571	3,571	3,571	3,571	3,571	3,571	3,571	3,571	3,571	42,852	131	-	42,852	n/a
	TOTAL RETAIL REVENUES	3,571	3,571	3,571	3,571	3,571	3,571	3,571	3,571	3,571	3,571	3,571	3,571	42,852	131	-	42,852	n/a
	TOTAL REVENUE	391,963	396,524	405,333	403,685	405,846	400,369	401,207	403,011	405,746	399,586	402,209	403,833	4,828,904	14,701	-	4,828,904	n/a
	** OPERATING EXPENSES **																	
6110.0002	SALARIES – COMMUNITY DIRECTOR	2,800	2,800	4,200	2,800	2,800	2,800	2,800	2,800	4,200	2,800	2,800	2,800	36,400	111	-	(36,400)	n/a
6110.0003	SALARIES – ASST COMMUNITY DIR	1,540	1,540	2,310	1,540	1,540	1,540	1,540	1,540	2,310	1,540	1,540	1,540	20,020	61	-	(20,020)	n/a
6110.0004	SALARIES – LEASING DIRECTOR	1,541	1,541	2,311	1,541	1,541	1,541	1,541	1,541	2,311	1,541	1,541	1,541	20,031	61	-	(20,031)	n/a
6110.0005	SALARIES – LEASING CONSULTANTS	3,564	3,564	5,346	3,564	3,564	3,564	3,564	3,564	5,346	3,564	3,564	3,564	46,332	141	-	(46,332)	n/a
6110.0006	SALARIES – MARKETING/LEASING	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
6110.0007	SALARIES – MAINT DIRECTOR	2,552	2,552	3,828	2,552	2,552	2,552	2,552	2,552	3,828	2,552	2,552	2,552	33,176	101	-	(33,176)	n/a
6110.0008	SALARIES – ASST MAINT DIRECTOR	1,760	1,760	2,640	1,760	1,760	1,760	1,760	1,760	2,640	1,760	1,760	1,760	22,880	70	-	(22,880)	n/a
6110.0009	SALARIES – MAINT TECHNICIAN	2,850	2,850	4,275	2,850	2,850	2,850	2,850	2,850	4,275	2,850	2,850	2,850	37,054	113	-	(37,054)	n/a
6110.0010	SALARIES – MAINT TECH PORTER	1,144	1,144	1,716	1,144	1,144	1,144	1,144	1,144	1,716	1,144	1,144	1,144	14,872	45	-	(14,872)	n/a
6110.0011	SALARIES – MAINT TECH PAINTER	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
6110.0012	SALARIES – HOUSEKEEPER	1,144	1,144	1,716	1,144	1,144	1,144	1,144	1,144	1,716	1,144	1,144	1,144	14,872	45	-	(14,872)	n/a
6110.0013	SALARIES – FITNESS INSTRUCTOR	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
6110.0014	COURTESY PATROL	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
6110.0018	BONUSES & WAGES	4,840	1,000	1,000	3,488	1,030	1,560	3,354	1,030	2,232	3,354	1,030	1,560	25,168	77	-	(25,168)	n/a
6110.0019	COMMISSIONS	1,543	1,667	2,508	2,021	2,083	1,225	1,288	1,531	1,654	798	1,041	1,409	18,764	57	-	(18,764)	n/a
6110.0020	PAYROLL TAXES	3,086	2,677	3,762	2,690	2,288	2,029	2,134	1,730	2,522	1,860	1,602	1,673	27,999	85	-	(27,999)	n/a
6110.0021	WORKERS COMPENSATION	251	274	303	285	250	230	234	251	260	186	217	243	3,036	9	-	(3,036)	n/a
6110.0022	EMPLOYEE INSURANCE	3,781	3,781	3,781	3,781	3,781	3,781	3,781	3,781	3,781	3,781	3,781	3,781	45,373	138	-	(45,373)	n/a
6110.0024	401K PLAN CONTRIBUTIONS	706	597	860	671	597	614	667	597	917	667	597	614	8,124	25	-	(8,124)	n/a
6110.0026	TEMPORARY LABOR	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
6110.0027	SALARIES – EMPLOYEE DISCOUNT	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
6110.0028	SALARIES – CONCIERGE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	n/a
6110.0030	PAYROLL – OVERTIME	244	244	366	244	244	244	244	244	366	244	244	244	3,174	10	-	(3,174)	n/a

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D - 5

Community Name: Cascades I   Total Units: 328   Total Sq Ftg: 376,216   Date / Time Last Revised: 3/22/17 12:33 PM

		May-17	Jun-17	Jul-17	Aug-17	Sep-17	Oct-17	Nov-17	Dec-17	Jan-18	Feb-18	Mar-18	Apr-18	2017
	Occupied Units	300	301	304	304	304	304	304	304	304	304	304	304	303
	Projected Vacancy Rate	8.61%	8.31%	7.31%	7.31%	7.30%	7.30%	7.30%	7.30%	7.30%	7.30%	7.30%	7.30%	7.49%
	Physical Occupancy	91.39%	91.69%	92.69%	92.69%	92.70%	92.70%	92.70%	92.70%	92.70%	92.70%	92.70%	92.70%	92.51%
	Net Rent per Occupied Unit	$1,210	$1,213	$1,217	$1,221	$1,228	$1,228	$1,231	$1,233	$1,236	$1,236	$1,240	$1,243	$1,228
	Net Rent/Sq Ft	$ 1.055	$ 1.058	$ 1.061	$ 1.065	$ 1.069	$ 1.071	$ 1.073	$ 1.075	$ 1.078	$ 1.078	$ 1.081	$ 1.083	$ 1.071
	% Growth Net Rent/Sq Ft	0.57%	0.23%	0.33%	0.36%	0.37%	0.19%	0.19%	0.22%	0.24%	0.12%	0.17%	0.24%	

	DESCRIPTION	May-17 5	Jun-17 6	Jul-17 7	Aug-17 8	Sep-17 9	Oct-17 10	Nov-17 11	Dec-17 12	Jan-18 1	Feb-18 2	Mar-18 3	Apr-18 4	2017 ANNUAL	2017 ANNL PER UNIT	Rolling 12 Comparison	2017 vs Rolling 12 VARIANCE	% VARIANCE
	TOTAL PAYROLL & BENEFITS	$ 33,146	$ 28,555	$ 40,744	$ 32,054	$ 28,156	$ 28,577	$ 33,505	$ 27,888	$ 40,075	$ 28,767	$ 27,577	$ 28,418	$ 377,204	$ 1,150.00	$ -	$ (377,204)	n/a
													Per Unit Benchmark	$	1,245.61			
6115.0002	RESIDENT RELATIONS	175	175	175	175	175	175	175	175	175	175	175	175	2,100	6	$ -	(2,100)	n/a
6115.0003	LEASING HOSPITALITY	492	492	492	492	492	492	492	492	492	492	492	492	5,904	18	$ -	(5,904)	n/a
6115.0004	ADVERTISING	2,984	2,850	1,447	1,447	1,542	1,447	1,447	1,542	1,447	1,447	1,542	1,447	20,428	62	$ -	(20,428)	n/a
6115.0008	PRINT/FLYERS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6115.0009	LOCATOR/REFERRAL FEES	600	600	600	600	600	600	600	600	600	600	600	600	7,200	22	$ -	(7,200)	n/a
6115.0010	PROMOTIONAL	7,460	3,822	1,123	1,235	1,046	862	903	947	989	815	859	825	20,828	63	$ -	(20,828)	n/a
6115.0011	TEMPORARY SIGNAGE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6115.0012	MODELS AND ACCESSORIES	-	-	-	-	-	-	-	-	500	-	-	-	500	2	$ -	(500)	n/a
6115.0013	CAREER APPAREL	(600)	2,700	(600)	(594)	(600)	2,700	(600)	(600)	(600)	(594)	(600)	(600)	(1,188)	(4)	$ -	1,188	n/a
6115.0014	LEADS/LEASE/LEVEL ONE	928	928	928	928	928	928	928	928	928	928	928	928	11,136	34	$ -	(11,136)	n/a
6115.0020	GUEST SUITE EXPENSE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6115.0021	BROCHURES/FLOOR PLANS	-	420	-	-	-	350	-	-	-	-	-	-	770	2	$ -	(770)	n/a
	TOTAL MARKETING & ADVER	$ 12,069	$ 11,827	$ 3,865	$ 4,083	$ 4,163	$ 7,584	$ 3,845	$ 4,084	$ 4,211	$ 3,862	$ 3,886	$ 3,867	$ 67,676	$ 206.34	$ -	$ (67,676)	n/a
													Per Unit Benchmark	$	267.28			
6117.0001	CLEANING SUPPLIES	400	487	593	501	513	351	383	409	432	270	318	388	5,045	15	$ -	(5,045)	n/a
6117.0002	CARPET CLEANING	1,073	1,238	1,444	1,381	1,403	825	888	1,031	1,114	538	701	949	12,540	38	$ -	(12,540)	n/a
6117.0003	CONTRACT CLEANING	1,085	1,368	1,602	1,452	1,408	660	824	1,130	1,188	572	748	1,012	13,636	42	$ -	(13,636)	n/a
6117.0005	PAINTING SUPPLIES	1,400	1,700	1,600	1,800	1,900	1,100	1,200	1,400	1,500	700	900	1,300	16,600	51	$ -	(16,600)	n/a
6117.0007	CONTRACT PAINTING	2,408	2,625	3,296	3,087	3,269	1,663	2,085	2,408	2,581	1,204	1,548	2,237	28,604	88	$ -	(28,604)	n/a
6117.0010	OTHER TURNOVER COSTS	358	413	481	454	468	275	286	344	371	179	234	318	4,180	13	$ -	(4,180)	n/a
6117.9999	UNANTICIPATED TURNOVER	4,068	4,068	4,068	4,068	4,068	4,068	4,068	-	-	-	-	-	28,477	87			
	TOTAL TURNOVER COSTS	$ 10,772	$ 12,020	$ 13,098	$ 12,733	$ 13,116	$ 9,092	$ 9,774	$ 6,602	$ 7,186	$ 3,462	$ 4,448	$ 6,199	$ 109,960	$ 335.02	$ -	$ (109,960)	n/a
													Per Unit Benchmark	$	241.85			
6120.0001	COMPUTER EQUIPMENT/SUPPLIES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0002	APPLIANCE REPAIR	450	450	450	450	450	450	450	450	450	450	450	450	5,400	16	$ -	(5,400)	n/a
6120.0003	CARPET REPAIR	140	140	140	140	140	140	140	140	140	140	140	140	1,680	5	$ -	(1,680)	n/a
6120.0004	ELECTRICAL REPAIRS	252	252	252	252	252	252	252	252	252	252	252	252	3,024	9	$ -	(3,024)	n/a
6120.0005	ENTRY/GATE REPAIRS	60	60	60	60	60	60	60	60	60	60	60	60	720	2	$ -	(720)	n/a
6120.0006	HVAC REPAIRS	1,120	1,120	1,120	1,120	1,120	1,120	1,120	1,120	1,120	1,120	1,120	1,120	13,440	41	$ -	(13,440)	n/a
6120.0007	SIGNAGE REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0008	IRRIGATION REPAIRS/DRAINAGE CORRECTION	60	60	60	60	60	60	60	60	60	60	60	60	720	2	$ -	(720)	n/a
6120.0009	PARKING LOT REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0010	PLUMBING REPAIRS	672	672	672	672	672	672	672	672	672	672	672	672	8,064	25	$ -	(8,064)	n/a
6120.0011	ROOF REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0012	FENCE REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0013	GARAGE REPAIRS	280	280	280	280	280	280	280	280	280	280	280	280	3,360	10	$ -	(3,360)	n/a
6120.0014	SUBFLOOR REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0015	POOL/SPA REPAIRS	280	-	280	-	280	-	-	-	-	-	-	-	840	3	$ -	(840)	n/a
6120.0016	ALARM REPAIR	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0017	GOLF CART REPAIRS	40	40	40	40	40	40	40	40	40	40	40	40	480	1	$ -	(480)	n/a
6120.0018	POOL SUPPLIES	448	448	448	448	448	280	168	112	112	112	224	224	3,472	11	$ -	(3,472)	n/a
6120.0019	DRAPERY & BLINDS	56	56	56	56	56	56	56	56	56	56	56	56	672	2	$ -	(672)	n/a
6120.0020	LOCKS & SECURITY	280	280	280	280	280	280	280	280	280	280	280	280	3,360	10	$ -	(3,360)	n/a
6120.0021	LIGHTING	840	840	840	840	840	840	840	840	840	840	840	840	10,080	31	$ -	(10,080)	n/a
6120.0022	MAINTENANCE UNIFORMS	-	-	-	531	-	-	-	-	-	531	-	531	1,593	5	$ -	(1,593)	n/a
6120.0023	MAINTENANCE CONTRACTS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0024	BUILDING REPAIRS	560	560	560	560	560	560	560	560	560	560	560	560	6,720	20	$ -	(6,720)	n/a
6120.0025	TOOLS & SUPPLIES	420	420	420	420	420	420	420	420	420	420	420	420	5,040	15	$ -	(5,040)	n/a
6120.0026	SAFETY PROGRAM	70	70	70	70	70	70	70	70	70	70	70	70	840	3	$ -	(840)	n/a
6120.0032	FITNESS CENTER	280	-	-	280	-	-	280	-	-	280	-	-	1,120	3	$ -	(1,120)	n/a
6120.0033	BUSINESS CENTER	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL REPAIRS & MAINT	$ 6,308	$ 5,748	$ 6,028	$ 6,559	$ 6,028	$ 5,860	$ 5,748	$ 5,412	$ 5,412	$ 6,223	$ 5,524	$ 6,055	$ 70,627	$ 215.33	$ -	$ (70,627)	n/a
													Per Unit Benchmark	$	211.16			
6125.0001	LANDSCAPE	4,858	26,050	4,858	4,858	6,030	4,858	4,858	4,858	6,050	4,858	4,858	4,858	81,862	250	$ -	(81,862)	n/a
6125.0003	POOL SERVICE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6125.0004	FIRE INSPECTION/MONITORING	3,453	2,598	603	353	353	353	353	353	353	353	353	353	10,026	31	$ -	(10,026)	n/a
6125.0005	SECURITY SYSTEM	103	103	103	103	103	103	103	103	103	103	103	103	1,236	4	$ -	(1,236)	n/a
6125.0006	LEGAL FEES	65	65	65	65	65	65	65	65	65	65	65	65	780	2	$ -	(780)	n/a
6125.0007	SNOW REMOVAL	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6125.0008	EQUIPMENT LEASING/RENTAL	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6125.0009	PEST CONTROL	840	840	840	840	840	840	2,800	840	840	840	840	840	12,040	37	$ -	(12,040)	n/a
6125.0011	APPLIANCE LEASING/RENTAL	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6125.0020	ELEVATOR SERVICES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6125.0025	SECURITY GUARDS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6125.0050	OTHER CONTRACT SERVICES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL PROFESSIONAL SERVICE	$ 9,319	$ 29,656	$ 6,469	$ 6,219	$ 7,401	$ 6,219	$ 8,179	$ 6,219	$ 7,401	$ 6,219	$ 6,219	$ 6,219	$ [illegible]	$ [illegible]	$ -	$ [illegible]	n/a
													Per Unit Benchmark	$	324.10			
6130.0001	ACCOUNTING/AOP FEES	612	-	-	612	-	-	612	-	-	612	-	-	2,448	7	$ -	(2,448)	n/a
6130.0002	OFFICE EXPENSE	280	280	280	280	280	280	280	280	280	280	280	280	3,360	10	$ -	(3,360)	n/a
6130.0003	POSTAGE	20	20	20	20	20	20	20	20	20	20	20	20	240	1	$ -	(240)	n/a
6130.0004	PRINTING	84	-	-	-	84	-	-	-	84	-	-	-	252	1	$ -	(252)	n/a
6130.0005	DUES, BOOKS & SUBSCRIPTIONS	9,870	9,870	9,870	9,870	9,870	10,440	9,870	9,870	9,870	9,870	9,870	9,870	118,440	361	$ -	(118,440)	n/a
6130.0006	ADMINISTRATIVE COSTS	185	185	185	185	185	185	185	185	185	185	185	185	2,220	7	$ -	(2,220)	n/a
6130.0007	LICENSES & FEES	11,303	4,254	4,276	4,276	4,128	5,170	4,128	4,128	4,128	4,128	4,408	4,881	59,207	181	$ -	(59,207)	n/a
6130.0008	EMPLOYEE GOODWILL	196	196	196	196	196	196	196	196	196	196	196	196	2,352	7	$ -	(2,352)	n/a
6130.0009	TRAVEL/MILEAGE REIMB	232	232	232	232	232	232	232	232	232	232	232	232	2,784	8	$ -	(2,784)	n/a
6130.0010	MEALS AND ENTERTAINMENT	42	42	98	42	98	42	98	42	42	42	98	42	728	2	$ -	(728)	n/a
6130.0011	TRAINING, SEMINARS & EDUC	-	560	2,000	-	560	-	-	560	-	-	560	-	4,360	13	$ -	(4,360)	n/a
6130.0014	EMPLOYEE RECRUITING	-	191	-	-	112	-	112	-	-	112	-	-	527	2	$ -	(527)	n/a
6130.0015	CHARITABLE CONTRIBUTIONS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6130.0016	VEHICLE EXPENSE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6130.0017	PROPERTY OWNERS ASSOC DUES	3,870	3,870	3,870	3,870	3,870	3,870	3,870	3,870	3,870	3,870	3,870	3,870	46,440	142	$ -	(46,440)	n/a
6130.0018	CREDIT BUREAU	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6130.0019	RELOCATION EXPENSE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6130.0020	PAYMENT PROCESSING FEE	374	383	386	386	390	391	392	392	393	393	394	394	4,497	14	$ -	(4,497)	n/a
	TOTAL ADMINISTRATIVE COSTS	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ -	$ [illegible]	n/a
													Per Unit Benchmark	$	270.89			
6140.0001	ELECTRIC - COMMON AREA	2,722	2,983	1,866	2,255	2,219	2,176	2,072	1,608	2,540	2,698	2,581	2,508	28,836	87	$ -	(28,836)	n/a
6140.0002	ELECTRIC / VACANT UNITS	1,420	1,620	1,398	1,891	1,238	1,541	1,232	865	1,166	1,457	1,244	1,208	16,172	49	$ -	(16,172)	n/a
6140.0004	WATER	1,018	1,249	1,198	970	1,087	1,388	1,311	1,408	940	888	898	988	13,257	40	$ -	(13,257)	n/a
6140.0006	GAS	148	139	122	135	148	161	180	181	154	181	112	110	1,860	5	$ -	(1,860)	n/a
6140.0007	CABLE TV	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6140.0008	TELEPHONE & PAGERS	1,300	1,300	1,300	1,300	1,300	1,300	1,300	1,300	1,300	1,300	1,300	1,300	15,600	48	$ -	(15,600)	n/a
6140.0009	TRASH SERVICE	6,217	6,217	6,217	6,217	6,217	6,217	6,217	6,217	6,217	6,217	6,217	6,217	74,604	227	$ -	(74,604)	n/a
	TOTAL UTILITIES	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ -	$ [illegible]	n/a
													Per Unit Benchmark	$	901.36			
6145.0001	PROPERTY TAXES	59,299	59,299	59,299	59,299	59,299	59,299	59,299	59,299	59,299	59,299	59,299	59,299	711,588	2,169	$ -	(711,588)	n/a
6145.0004	OTHER TAXES & INSURANCE	1,514	1,514	1,514	1,514	1,514	1,514	1,514	1,514	1,514	1,514	1,514	1,514	18,168	55	$ -	(18,168)	n/a
6145.0015	TEXAS MARGIN TAX	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a

Cascades I Objective MM Version.xlsm [3/22/2017 12:33 PM]
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D - 6

Community Name: Cascades I | Total Units: 328 | Total Sq Ftg: 376,216 | Date / Time Last Revised: 5/22/17 12:59 PM

Code	Description		May-17 5	Jun-17 6	Jul-17 7	Aug-17 8	Sep-17 9	Oct-17 10	Nov-17 11	Dec-17 12	Jan-18 1	Feb-18 2	Mar-18 3	Apr-18 4	2017 ANNUAL	2017 ANNL PER UNIT	Rolling 12 Comparison	2017 vs Rolling 12 VARIANCE	% VARIANCE
	Occupied Units		300	301	304	304	304	304	304	304	304	304	304	304	303				
	Projected Vacancy Rate		8.61%	8.31%	7.31%	7.31%	7.30%	7.30%	7.30%	7.30%	7.30%	7.30%	7.30%	7.30%	7.49%				
	Physical Occupancy		91.39%	91.69%	92.69%	92.69%	92.70%	92.70%	92.70%	92.70%	92.70%	92.70%	92.70%	92.70%	92.51%				
	Net Rent per Occupied Unit		$1,210	$1,213	$1,217	$1,221	$1,226	$1,228	$1,231	$1,233	$1,236	$1,238	$1,240	$1,243	$1,228				
	Net Rent/Sq Ft		$ 1.055	$ 1.058	$ 1.061	$ 1.065	$ 1.069	$ 1.071	$ 1.073	$ 1.075	$ 1.078	$ 1.079	$ 1.081	$ 1.083	$ 1.071				
	% Growth Net Rent/Sq Ft		-0.57%	0.29%	0.33%	0.36%	0.37%	0.19%	0.19%	0.22%	0.24%	0.12%	0.17%	0.24%					
6145.2020	PY PROP TAX REFUNDS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6145.2021	TAX REFUND CONSULTANT FEE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6148.2001	INSURANCE		4,510	4,510	4,510	4,510	4,510	4,510	4,510	4,510	4,510	4,510	4,510	4,510	54,120	165	$ -	(54,120)	n/a
	TOTAL TAXES & INSURANCE		$ 65,323	$ 65,323	$ 65,323	$ 65,323	$ 65,323	$ 65,323	$ 65,323	$ 65,323	$ 65,323	$ 65,323	$ 65,323	$ 65,323	$ 783,876	$ 2,389.87	$ -	$ (783,876)	n/a
6150.2001	MANAGEMENT FEES	3.0%	11,747	11,898	12,160	12,120	12,175	12,002	12,087	12,117	12,172	11,661	12,088	12,177	144,860	441	$ -	(144,860)	n/a
	TOTAL MANAGEMENT CO. CHARGES		$ 11,747	$ 11,898	$ 12,160	$ 12,120	$ 12,175	$ 12,002	$ 12,087	$ 12,117	$ 12,172	$ 11,661	$ 12,088	$ 12,177	$ 144,860	$ 441.34	$ -	$ (144,860)	n/a
												Per Unit Benchmark	$	-			
6710.2001	RETAIL - SALARIES & WAGES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6710.2019	RETAIL - COMMISSIONS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6720.2024	RETAIL - OTHER REPAIRS & MAINTENANCE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6720.2025	RETAIL - MISC TOOLS AND SUPPLIES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6725.2001	RETAIL - LANDSCAPING		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6725.2008	RETAIL - LEGAL FEES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6730.2002	RETAIL - OFFICE SUPPLIES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6740.2001	RETAIL - ELECTRIC - COMMON AREAS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6740.2009	RETAIL - TRASH SERVICE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6745.2001	RETAIL - REAL PROPERTY TAXES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6748.2001	RETAIL - PROPERTY INSURANCE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6750.2005	RETAIL - ACCOUNTING FEES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL RETAIL EXPENSES		$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	n/a
	TOTAL OPERATING EXPENSES		$ 186,623	$ 199,861	$ 181,943	$ 171,546	$ 169,540	$ 186,283	$ 167,888	$ 159,436	$ 171,396	$ 159,568	$ 167,195	$ 169,626	$ 2,057,520	$ 6,273	$ -	$ (2,057,520)	n/a
	NET OPERATING INCOME (LOSS)		$ 203,157	$ 186,961	$ 223,780	$ 232,676	$ 236,207	$ 211,750	$ 233,367	$ 244,676	$ 232,340	$ 246,068	$ 245,004	$ 245,257	$ 2,764,475	$ 8,428	$ -	$ 2,764,475	n/a
7110.2001	DEBT SERVICE		65,461	65,461	72,779	72,779	72,779	72,779	72,779	72,779	72,779	81,060	81,060	81,060	884,415	2,696	$ -	(884,415)	n/a
7110.2015	ADD BACK PRINCIPAL		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7120.2001	DEPRECIATION		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7120.2005	AMORTIZATION		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7120.2010	AMORTIZATION - FAS 141 ADJ		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7120.2011	AMORTIZATION - ABOVE/BELOW MARKET		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7120.2500	LOAN PREMIUM AMORTIZATION		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.2001	PROFESSIONAL AUDIT FEES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.2006	TAX RETURN PREPARATION		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.2007	FRANCHISE TAXES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.2008	LEASE UP/MARKETING EXPENSE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.2009	TRANSITION COSTS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.2010	LEGAL EXPENSE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.2011	ASSET MANAGEMENT FEES	0.0%	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.2013	TREE TRIMMING		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.2050	PRIOR YEAR EXPENSE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.8860	OTHER NON-OPERATING EXPENSES		2,460	-	-	-	-	-	-	-	-	-	-	-	2,460	8	$ -	(2,460)	n/a
8410.2001	CAPITALIZED		-	(372,823)	-	-	(41,750)	-	-	(26,850)	-	-	(26,350)	-	(1,066,873)	(3,253)	$ -	1,066,873	n/a
	TOTAL NON-OPERATING EXPENSE		$ 68,321	$ (307,362)	$ 72,779	$ 72,779	$ 31,029	$ 72,779	$ 72,779	$ 45,929	$ 72,779	$ 81,060	$ 54,710	$ 81,060	$ (179,908)	$ (548)	$ -	$ 179,908	[illegible]
	** CAPITAL PROJECTS **																		
8210.2001	COMPUTER UPGRADES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8210.2002	FURNITURE & EQUIPMENT		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8210.2004	AUTO/TRUCK/GOLFCART		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.2001	LEASING OFFICE UPGRADES		3,100	-	-	-	-	-	-	-	-	-	-	-	3,100	9	$ -	(3,100)	n/a
8220.2002	CLUBHOUSE IMPROVEMENTS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.2003	MODEL UPGRADE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.2004	FLOORING		3,500	4,500	4,500	4,500	4,500	4,500	3,500	3,500	3,500	3,500	3,500	3,500	47,000	143	$ -	(47,000)	n/a
8220.2005	WOOD FLOORS		1,000	1,500	1,500	1,500	1,500	1,500	1,000	1,000	1,000	1,000	1,000	1,000	14,500	44	$ -	(14,500)	n/a
8220.2006	SHEETROCK/DRYWALL		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.2007	DOORS, WINDOWS & COVERINGS		750	750	750	750	750	750	750	750	750	750	750	750	9,000	27	$ -	(9,000)	n/a
8220.2008	CEILING FANS/LIGHTS/MED CAB		500	500	500	500	500	500	500	500	500	500	500	500	6,000	18	$ -	(6,000)	n/a
8220.2009	CABINETS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.2010	APPLIANCES		1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	18,000	55	$ -	(18,000)	n/a
8220.2011	WASHERS/DRYERS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.2012	INTERIOR PAINTING		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.2013	HANDICAP UNIT CONVERSION		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.2015	FITNESS CENTER		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.2016	PLUMBING REPAIRS/FIXTURES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.2020	UNIT UPGRADES/OTHER INTERIOR IMPRV		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8310.2002	SUBFLOOR REPAIRS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL INTERIOR IMPROVEMENTS		$ 10,350	$ 8,750	$ 8,750	$ 8,750	$ 8,750	$ 8,750	$ 7,250	$ 7,250	$ 7,250	$ 7,250	$ 7,250	$ 7,250	$ 97,600	$ 298	$ -	$ (97,600)	n/a
8210.2003	POOL FURNITURE		-	5,000	5,000	-	-	-	-	-	-	-	-	-	10,000	30	$ -	(10,000)	n/a
8310.2001	ROOFING		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8310.2003	EXTERIOR PAINTING		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8310.2004	EXTERIOR FIXTURES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8310.2005	FOUNDATION REPAIRS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8310.2006	HVAC		1,200	2,000	2,000	2,000	2,000	1,200	1,200	1,200	1,200	1,200	1,200	1,200	17,600	54	$ -	(17,600)	n/a
8310.2007	CARPORTS & GARAGES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8310.2008	GUTTERS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8310.2009	ALARMS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8310.2010	EXTERIOR WINDOWS/SIDING		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8310.2011	ELEVATORS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.2001	SIGNAGE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.2002	DUMPSTERS/COMPACTOR		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.2003	LANDSCAPING & IRRIGATION		-	1,500	1,500	1,500	1,500	-	-	-	-	-	-	-	6,000	18	$ -	(6,000)	n/a
8320.2005	PARKING LOT REPAIRS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.2006	WOOD DECK REPAIR		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.2007	FENCES & GATES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.2008	RECREATIONAL AREA UPGRADE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.2009	POOL REPAIRS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.2010	UTILITY SUBMETERING		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.2011	CONCRETE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.2012	DRAINAGE REPAIRS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.2013	PAVING/SLURRY SEAL		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.2014	LIGHT POLES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.2016	WATER METERS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.2017	RETAINING WALL		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.2018	ELECTRIC METERS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.2801	UNFORESEEN CAPEX		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL EXTERIOR IMPROVEMENTS		$ 1,200	$ 8,500	$ 8,500	$ 3,500	$ 3,500	$ 1,200	$ 1,200	$ 1,200	$ 1,200	$ 1,200	$ 1,200	$ 1,200	$ 33,600	$ 102	$ -	$ (33,600)	n/a
	TOTAL CAPITAL PROJECTS		$ 11,550	$ 17,250	$ 17,250	$ 12,250	$ 12,250	$ 8,450	$ 8,450	$ 8,450	$ 8,450	$ 8,450	$ 8,450	$ 8,450	$ 131,200	$ 400	$ -	$ (131,200)	n/a

** UPFRONT CAPITAL PROJECTS **

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Community Name Cascades I Total Units 328 Total Sq Ftg 376,216 Date / Time Last Revised 5/22/17 12:33 PM

		May-17 5	Jun-17 6	Jul-17 7	Aug-17 8	Sep-17 9	Oct-17 10	Nov-17 11	Dec-17 12	Jan-18 1	Feb-18 2	Mar-18 3	Apr-18 4	2017 ANNUAL	2017 ANNL PER UNIT	Rolling 12 Projection	2017 vs Rolling 12 VARIANCE	% VARIANCE
	Occupied Units	300	301	304	304	304	304	304	304	304	304	304	304	303				
	Projected Vacancy Rate	8.61%	8.31%	7.31%	7.31%	7.30%	7.30%	7.30%	7.30%	7.30%	7.30%	7.30%	7.30%	7.49%				
	Physical Occupancy	91.39%	91.69%	92.69%	92.69%	92.70%	92.70%	92.70%	92.70%	92.70%	92.70%	92.70%	92.70%	92.51%				
	Net Rent per Occupied Unit	$1,210	$1,213	$1,217	$1,221	$1,226	$1,228	$1,231	$1,233	$1,236	$1,238	$1,240	$1,243	$1,228				
	Net Rent/Sq Ft	$ 1.055	$ 1.058	$ 1.061	$ 1.065	$ 1.069	$ 1.071	$ 1.073	$ 1.075	$ 1.076	$ 1.079	$ 1.081	$ 1.083	$ 1.071				
	% Growth Net Rent/Sq Ft	0.57%	0.29%	0.33%	0.36%	0.37%	0.19%	0.18%	0.22%	0.24%	0.12%	0.17%	0.24%					
	DESCRIPTION																	
8610.0001	COMPUTER UPGRADES	18,273	-	-	-	-	-	-	-	-	-	-	-	18,273	56	$ -	(18,273)	n/a
8610.0002	FURNITURE & EQUIPMENT	3,250	-	-	-	-	-	-	-	-	-	-	-	3,250	10	$ -	(3,250)	n/a
8610.0004	AUTO/TRUCK/GOLFCART	36,000	-	-	-	-	-	-	-	-	-	-	-	36,000	110	$ -	(36,000)	n/a
8620.0001	LEASING OFFICE UPGRADES	35,500	15,050	-	-	-	-	-	-	-	-	-	-	50,550	154	$ -	(50,550)	n/a
8620.0002	CLUBHOUSE IMPROVEMENTS	12,000	-	-	-	-	-	-	-	-	-	-	-	12,000	37	$ -	(12,000)	n/a
8620.0003	MODEL UPGRADE	20,000	-	-	-	-	-	-	-	-	-	-	-	20,000	61	$ -	(20,000)	n/a
8620.0004	FLOORING	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.0005	WOOD FLOORS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.0006	SHEETROCK/DRYWALL	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.0007	DOORS, WINDOWS & COVERINGS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.0008	CEILING FANS/LIGHTS/MED CAB	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.0009	CABINETS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.0010	APPLIANCES	7,200	7,200	-	-	-	-	-	-	-	-	-	-	14,400	44	$ -	(14,400)	n/a
8620.0011	WASHERS/DRYERS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.0012	INTERIOR PAINTING	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.0013	HANDICAP UNIT CONVERSION	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.0015	FITNESS CENTER	40,000	-	-	-	-	-	-	-	-	-	-	-	40,000	122	$ -	(40,000)	n/a
8620.0016	PLUMBING REPAIRS/FIXTURES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.0020	UNIT UPGRADES/OTHER INTERIOR IMPRV	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8710.0002	SUBFLOOR REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL UPFRONT INTERIOR IMPROVEMENTS	$ 172,223	$ 22,250	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 194,473	$ 593	$ -	$ (194,473)	n/a
8610.0003	POOL FURNITURE	26,600	-	-	-	-	-	-	-	-	-	-	-	26,600	81	$ -	(26,600)	n/a
8710.0001	ROOFING	119,580	-	-	-	-	-	-	-	-	-	-	-	119,580	365	$ -	(119,580)	n/a
8710.0003	EXTERIOR PAINTING	458,580	-	-	-	-	-	-	-	-	-	-	-	458,580	1,382	$ -	(458,580)	n/a
8710.0004	EXTERIOR FIXTURES	12,760	-	-	-	-	-	-	-	-	-	-	-	12,760	39	$ -	(12,760)	n/a
8710.0005	FOUNDATION REPAIRS	5,000	-	-	-	-	-	-	-	-	-	-	-	5,000	15	$ -	(5,000)	n/a
8710.0006	HVAC	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8710.0007	CARPORTS & GARAGES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8710.0008	GUTTERS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8710.0009	ALARMS	650	-	-	-	-	-	-	-	-	-	-	-	650	2	$ -	(650)	n/a
8710.0010	EXTERIOR WINDOWS/SIDING	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8710.0011	ELEVATORS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8720.0001	SIGNAGE	25,000	25,000	-	-	-	-	-	-	-	-	-	-	50,000	152	$ -	(50,000)	n/a
8720.0002	DUMPSTERS/COMPACTOR	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8720.0003	LANDSCAPING & IRRIGATION	26,500	5,000	-	-	-	-	-	-	-	-	-	-	31,500	96	$ -	(31,500)	n/a
8720.0005	PARKING LOT REPAIRS	6,000	-	-	-	-	-	-	-	-	-	-	-	6,000	18	$ -	(6,000)	n/a
8720.0006	WOOD DECK REPAIR	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8720.0007	FENCES & GATES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8720.0008	RECREATIONAL AREA UPGRADE	25,000	-	-	-	-	-	-	-	-	-	-	-	25,000	76	$ -	(25,000)	n/a
8720.0009	POOL REPAIRS	15,500	-	-	-	-	-	-	-	-	-	-	-	15,500	47	$ -	(15,500)	n/a
8720.0010	UTILITY SUBMETERING	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8720.0011	CONCRETE	500	-	-	-	-	-	-	-	-	-	-	-	500	2	$ -	(500)	n/a
8720.0012	DRAINAGE REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8720.0013	PAVING/SLURRY SEAL	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8720.0014	LIGHT POLES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8720.0016	WATER METERS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8720.0017	RETAINING WALL	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8720.0018	ELECTRIC METERS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL UPFRONT EXTERIOR IMPROVEMENTS	$ 719,650	$ 30,000	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 749,650	$ 2,286	$ -	$ (749,650)	n/a
	TOTAL UPFRONT CAPITAL PROJECTS	$ 891,873	$ 52,250	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 944,123	$ 2,878	$ -	$ (944,123)	n/a
	NET INCOME (LOSS)	$ (766,667)	$ 1,034,525	$ 133,361	$ 147,410	$ 152,928	$ 146,059	$ 152,122	$ 196,096	$ 151,120	$ 155,698	$ 180,624	$ 155,727	$ 1,869,150	$ 5,699	$ -	$ 1,869,150	n/a

Cascades I Objective MM Version.xlsm [5/22/2017 12:33 PM]

PAGE 4 OF 4

D - 8

Community Name: Cibolo Canyon   Total Units: 139   Total Sq Ftg: 166,204   Date / Time Last Revised: 5/22/17 12:35 PM

	Occupied Units	126	126	131	131	131	131	131	132	132	132	132	132	131
	Projected Vacancy Rate	8.69%	7.98%	5.08%	5.07%	5.07%	5.06%	5.06%	4.98%	4.96%	4.96%	4.95%	4.95%	5.65%
	Physical Occupancy	91.07%	92.02%	94.02%	94.03%	94.03%	94.04%	94.04%	95.04%	95.04%	95.04%	95.05%	95.05%	94.35%
	Net Rent per Occupied Unit	$1,481	$1,489	$1,498	$1,505	$1,510	$1,514	$1,519	$1,524	$1,528	$1,532	$1,537	$1,540	$1,515
	Net Rent/Sq Ft	$ 1.060	$ 1.069	$ 1.072	$ 1.077	$ 1.081	$ 1.084	$ 1.087	$ 1.091	$ 1.093	$ 1.096	$ 1.100	$ 1.105	$ 1.084
	% Growth Net Rent/Sq Ft	0.19%	0.51%	0.50%	0.47%	0.37%	0.26%	0.28%	0.34%	0.25%	0.25%	0.35%	0.42%	

	DESCRIPTION	May-17 5	Jun-17 6	Jul-17 7	Aug-17 8	Sep-17 9	Oct-17 10	Nov-17 11	Dec-17 12	Jan-18 1	Feb-18 2	Mar-18 3	Apr-18 4	2017 ANNUAL	2017 ANNL PER UNIT	Rolling 12 Comparison	2017 vs Rolling 12 VARIANCE	% VARIANCE
4000.0000	** REVENUES **																	
4110.0001	MARKET RENT	$ 206,753	$ 207,053	$ 208,129	$ 209,218	$ 210,162	$ 210,874	$ 211,445	$ 212,088	$ 212,757	$ 213,272	$ 213,862	$ 214,835	$ 2,530,227	$ 18,203	$ -	2,530,227	n/a
4110.0005	MODEL UNITS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4110.0010	EMPLOYEE UNITS/SPACES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4110.0015	GAIN/LOSS TO LEASE	-	888	828	718	557	368	435	502	365	386	535	649	6,088	44	$ -	6,088	n/a
4110.0025	RESIDENT CONCESSIONS – ONE TIME	(756)	(756)	(756)	(756)	(756)	(756)	(756)	(756)	(756)	(756)	(756)	(756)	(9,072)	(65)	$ -	(9,072)	n/a
4110.0030	RESIDENT CONCESSIONS – PRORATED	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4110.0020	VACANCY LOSS – GPR	(18,597)	(16,531)	(12,443)	(12,495)	(12,541)	(12,577)	(12,602)	(10,525)	(10,551)	(10,572)	(10,595)	(10,621)	(150,648)	(1,084)	$ -	(150,648)	n/a
4110.0035	BAD DEBT WRITE OFF – RENT	(1,400)	(1,400)	(1,400)	(1,400)	(1,400)	(1,400)	(1,400)	(1,400)	(1,400)	(1,400)	(1,400)	(1,400)	(16,800)	(121)	$ -	(16,800)	n/a
	NET RENTAL INCOME	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	-	[illegible]	n/a
4120.0001	WATER REVENUE	4,635	4,635	4,635	4,635	4,635	4,635	4,635	4,635	4,635	4,635	4,635	4,635	55,620	400	$ -	55,620	n/a
4120.0003	ELECTRIC REVENUE	50	50	50	50	50	50	50	50	50	50	50	50	600	4	$ -	600	n/a
4120.0004	CABLE TV REVENUE	1,700	1,700	1,700	1,700	1,700	1,700	1,700	1,700	1,700	1,700	1,700	1,700	20,400	147	$ -	20,400	n/a
4120.0005	TELEPHONE REVENUE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0006	GAS REVENUE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0007	TRASH REVENUE	1,644	1,663	1,696	1,699	1,699	1,699	1,699	1,717	1,717	1,717	1,717	1,718	20,360	147	$ -	20,360	n/a
4120.0008	RES/MISC FEES(LOCKBAY,OTHER)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0009	APPLICATION FEES	245	569	648	408	319	232	261	342	232	232	319	377	4,181	30	$ -	4,181	n/a
4120.0010	LATE FEES	800	800	800	800	800	800	800	800	800	800	800	800	9,600	69	$ -	9,600	n/a
4120.0011	NSF FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0012	LEGAL FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0013	NON-REFUNDABLE PET FEES	212	450	559	350	275	200	225	294	200	200	275	325	3,605	26	$ -	3,605	n/a
4120.0014	PET RENT	493	499	510	510	510	510	510	515	515	515	515	515	6,115	44	$ -	6,115	n/a
4120.0015	RELETTING FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0016	DAMAGES	630	630	630	525	413	300	338	338	300	300	413	488	5,303	38	$ -	5,303	n/a
4120.0017	APPLIANCE RENT INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0018	MTM/SHORT TERM PREMIUM	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0019	ADMINISTRATIVE FEES	495	1,077	1,230	770	605	440	495	648	440	440	605	715	7,930	57	$ -	7,930	n/a
4120.0020	CARPORT INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0021	GARAGE RENT INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0022	STORAGE INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0023	LAUNDRY INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0024	VENDING INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0025	GUEST SUITE INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0027	HOA DUES REVENUE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0028	SECURITY ALARMS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0029	RENT BILLING FEES	70	140	210	280	335	375	420	465	505	545	600	661	4,606	33	$ -	4,606	n/a
4120.0030	PEST CONTROL REVENUE	443	449	457	457	457	457	458	462	462	462	462	462	5,460	39	$ -	5,460	n/a
4120.0031	DAMAGE FEES – PAINTING	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0032	DAMAGE FEES – CARPET CLEAN	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0033	DAMAGE FEES – CARPET REPLACEMENT	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0034	DAMAGE FEES – OTHER	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0041	AMMENITY FEE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0710	PARKING FEES REVENUE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4410.0005	INTEREST INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4410.0010	MISC INCOME	700	700	700	700	700	700	700	700	700	700	700	700	8,400	60	$ -	8,400	n/a
4120.0501	WAVE RESIDENT UTILITIES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	n/a
4120.0502	WAVE APP/TRANSFER FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	n/a
4120.0503	WAVE LATE FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0504	WAVE NSF FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0505	WAVE CARPORT	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0506	WAVE GARAGE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0507	WAVE RELETTING FEE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0508	WAVE APPLIANCE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0509	WAVE DAMAGES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0510	WAVE PET FEE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0511	WAVE MTM	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0512	WAVE ADMIN FEE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0513	WAVE STORAGE FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0514	WAVE PET RENT	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0515	WAVE DAMAGES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL OTHER REVENUES	$ 12,088	$ 13,366	$ 13,626	$ 12,842	$ 12,498	$ 12,099	$ 12,260	$ 12,866	$ 12,257	$ 12,297	$ 12,791	$ 13,140	$ 152,236	$ 1,095	-	152,236	n/a
4710.0003	RETAIL – RENT	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4710.0015	RETAIL – GAIN / LOSS TO LEASE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4710.0020	RETAIL – VACANCY LOSS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4710.0035	RETAIL – BAD DEBT WRITE OFF	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4720.0001	RETAIL – WATER REIMBURSEMENT	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4720.0002	RETAIL – SEWER REIMBURSEMENT	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4720.0003	RETAIL – ELECTRIC REIMBURSEMENT	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4720.0010	RETAIL – LATE FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4720.0503	RETAIL – WAVE LATE FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4740.0007	RETAIL – COMMON AREA MAINTENANCE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL RETAIL REVENUES	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	-	-	n/a
	TOTAL REVENUE	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	-	[illegible]	n/a
	** OPERATING EXPENSES **																	
6110.0002	SALARIES – COMMUNITY DIRECTOR	3,900	3,900	5,850	3,900	3,900	3,900	3,900	3,900	5,850	3,900	3,900	3,900	50,700	365	$ -	(50,700)	n/a
6110.0003	SALARIES – ASST COMMUNITY DIR	2,560	2,560	3,840	2,560	2,560	2,560	2,560	2,560	3,840	2,560	2,560	2,560	33,280	239	$ -	(33,280)	n/a
6110.0004	SALARIES – LEASING DIRECTOR	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6110.0005	SALARIES – LEASING CONSULTANTS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6110.0006	SALARIES – MARKETING/LEASING	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6110.0007	SALARIES – MAINT DIRECTOR	3,520	3,520	5,280	3,520	3,520	3,520	3,520	3,520	5,280	3,520	3,520	3,520	45,760	329	$ -	(45,760)	n/a
6110.0008	SALARIES – ASST MAINT DIRECTOR	2,720	2,720	4,080	2,720	2,720	2,720	2,720	2,720	4,080	2,720	2,720	2,720	35,360	254	$ -	(35,360)	n/a
6110.0009	SALARIES – MAINT TECHNICIAN	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6110.0010	SALARIES – MAINT TECH PORTER	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6110.0011	SALARIES – MAINT TECH PAINTER	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6110.0012	SALARIES – HOUSEKEEPER	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6110.0013	SALARIES – FITNESS INSTRUCTOR	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6110.0014	COURTESY PATROL	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6110.0018	BONUSES & WAGES	-	1,000	1,000	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	15,500	112	$ -	(15,500)	n/a
6110.0019	COMMISSIONS	632	910	875	875	688	500	563	632	500	500	688	813	8,277	60	$ -	(8,277)	n/a
6110.0020	PAYROLL TAXES	1,665	1,761	2,210	1,245	1,136	1,126	1,126	1,135	1,610	1,126	1,136	1,148	16,232	117	$ -	(16,232)	n/a
6110.0021	WORKERS COMPENSATION	199	199	299	199	199	199	199	199	299	199	199	199	2,588	19	$ -	(2,588)	n/a
6110.0022	EMPLOYEE INSURANCE	1,260	1,260	1,260	1,260	1,260	1,260	1,260	1,260	1,260	1,260	1,260	1,260	15,123	109	$ -	(15,123)	n/a
6110.0024	401K PLAN CONTRIBUTIONS	229	283	364	283	283	283	283	283	364	283	283	283	3,554	26	$ -	(3,554)	n/a
6110.0026	TEMPORARY LABOR	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6110.0027	SALARIES – EMPLOYEE DISCOUNT	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6110.0028	SALARIES – CONCIERGE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6110.0030	PAYROLL – OVERTIME	234	234	351	234	234	234	234	234	351	234	234	234	3,042	22	$ -	(3,042)	n/a

Cibolo Canyon Year One.xlsm [5/22/2017 12:35 PM]   PAGE 1 OF 4

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Community Name Cibolo Canyon Total Units 139 Total Sq Ftg 194,204 Date / Time Last Revised 3/22/17 12:35 PM

		May-17	Jun-17	Jul-17	Aug-17	Sep-17	Oct-17	Nov-17	Dec-17	Jan-18	Feb-18	Mar-18	Apr-18					
	Occupied Units	126	126	131	131	131	131	131	132	132	132	132	132	131				
	Projected Vacancy Rate	8.69%	7.98%	5.98%	5.07%	5.07%	5.98%	5.98%	4.98%	4.98%	4.98%	4.95%	4.95%	5.95%				
	Physical Occupancy	91.07%	92.02%	94.02%	94.03%	94.03%	94.04%	94.04%	95.04%	95.04%	95.04%	95.05%	95.05%	94.05%				
	Net Rent per Occupied Unit	$1,487	$1,489	$1,498	$1,505	$1,510	$1,514	$1,519	$1,524	$1,528	$1,532	$1,537	$1,543	$1,515				
	Net Rent/Sq Ft	$ 1.060	$ 1.066	$ 1.072	$ 1.077	$ 1.081	$ 1.084	$ 1.087	$ 1.091	$ 1.093	$ 1.096	$ 1.100	$ 1.105	$ 1.084				
	% Growth Net Rent/Sq Ft	0.18%	0.51%	0.50%	0.47%	0.37%	0.28%	0.28%	0.34%	0.25%	0.25%	0.35%	0.42%					

	DESCRIPTION	May-17 5	Jun-17 6	Jul-17 7	Aug-17 8	Sep-17 9	Oct-17 10	Nov-17 11	Dec-17 12	Jan-18 1	Feb-18 2	Mar-18 3	Apr-18 4	2017 ANNUAL	2017 ANNL PER UNIT	Rolling 12 Comparison	2017 vs Rolling 12 VARIANCE	% VARIANCE
	TOTAL PAYROLL & BENEFITS	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ -	$ [illegible]	n/a
														Per Unit Benchmark $	1,685.14			
6115.0002	RESIDENT RELATIONS	250	250	250	250	250	250	250	250	250	250	250	250	3,000	22	$ -	(3,000)	n/a
6115.0003	LEASING HOSPITALITY	276	276	276	276	276	276	276	276	276	276	276	276	3,306	24	$ -	(3,306)	n/a
6115.0004	ADVERTISING	2,819	1,668	1,924	1,924	1,668	1,924	1,924	1,668	1,924	1,924	1,668	1,924	24,072	173	$ -	(24,072)	n/a
6115.0008	PRINT/FLYERS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6115.0009	LOCATOR/REFERRAL FEES	1,487	2,298	2,087	2,298	1,508	1,512	1,515	1,519	1,522	1,526	1,526	1,534	21,140	152	$ -	(21,140)	n/a
6115.0010	PROMOTIONAL	16,360	350	350	350	350	350	350	350	350	350	350	350	20,210	145	$ -	(20,210)	n/a
6115.0011	TEMPORARY SIGNAGE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6115.0012	MODELS AND ACCESSORIES	2,000	-	-	-	-	-	-	-	-	-	-	-	2,000	14	$ -	(2,000)	n/a
6115.0013	CAREER APPAREL	(200)	(200)	(300)	902	(200)	(200)	(200)	(200)	(300)	902	(200)	(200)	(398)	(3)	$ -	398	n/a
6115.0014	LEADS/LEASE/LEVEL ONE	393	393	393	393	393	393	393	393	393	393	393	393	4,720	34	$ -	(4,720)	n/a
6115.0020	GUEST SUITE EXPENSE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6115.0021	BROCHURES/FLOOR PLANS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL MARKETING & ADVER	$ 23,187	$ 5,306	$ 5,862	$ 9,150	$ 4,577	$ 4,567	$ 4,610	$ 4,587	$ 4,417	$ 5,822	$ 4,567	$ 4,529	$ 76,086	$ 561.77	$ -	$ (76,086)	n/a
														Per Unit Benchmark $	422.73			
6117.0001	CLEANING SUPPLIES	190	190	190	190	190	190	190	190	190	190	190	190	2,280	16	$ -	(2,280)	n/a
6117.0002	CARPET CLEANING	378	378	378	315	248	180	203	203	180	180	248	253	3,162	23	$ -	(3,162)	n/a
6117.0003	CONTRACT CLEANING	1,381	1,661	2,006	1,630	1,405	1,360	1,405	1,530	1,360	1,360	1,405	1,585	18,488	133	$ -	(18,488)	n/a
6117.0005	PAINTING SUPPLIES	536	536	536	469	402	268	335	335	268	268	402	469	4,824	35	$ -	(4,824)	n/a
6117.0007	CONTRACT PAINTING	1,677	1,677	1,677	1,467	1,257	838	1,048	1,048	838	838	1,257	1,467	15,090	109	$ -	(15,090)	n/a
6117.0010	OTHER TURNOVER COSTS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6117.9999	UNANTICIPATED TURNOVER	3,000	3,000	3,000	3,000	3,000	3,000	-	-	-	-	-	-	18,000	129			
	TOTAL TURNOVER COSTS	$ 7,161	$ 7,662	$ 7,797	$ 7,071	$ 6,592	$ 5,836	$ 3,180	$ 3,305	$ 2,826	$ 2,826	$ 3,502	$ 4,004	$ 61,862	$ 445.06	$ -	$ (61,862)	n/a
														Per Unit Benchmark $	211.23			
6120.0001	COMPUTER EQUIPMENT/SUPPLIES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0002	APPLIANCE REPAIR	120	120	120	120	120	120	120	120	120	120	120	120	1,440	10	$ -	(1,440)	n/a
6120.0003	CARPET REPAIR	315	315	315	315	315	315	315	315	315	315	315	315	3,780	27	$ -	(3,780)	n/a
6120.0004	ELECTRICAL REPAIRS	40	40	40	40	40	40	40	40	40	40	40	40	480	3	$ -	(480)	n/a
6120.0005	ENTRY/GATE REPAIRS	40	40	40	40	40	40	40	40	40	40	40	40	480	3	$ -	(480)	n/a
6120.0006	HVAC REPAIRS	750	750	750	750	750	750	750	750	750	750	750	750	9,000	65	$ -	(9,000)	n/a
6120.0007	SIGNAGE REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0008	IRRIGATION REPAIRS/DRAINAGE CORRECTION	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0009	PARKING LOT REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0010	PLUMBING REPAIRS	400	400	400	400	400	400	400	400	400	400	400	400	4,800	35	$ -	(4,800)	n/a
6120.0011	ROOF REPAIRS	250	250	250	250	250	250	250	250	250	250	250	250	3,000	22	$ -	(3,000)	n/a
6120.0012	FENCE REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0013	GARAGE REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0014	SUBFLOOR REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0015	POOL/SPA REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0016	ALARM REPAIR	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0017	GOLF CART REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0018	POOL SUPPLIES	140	140	140	140	140	140	140	140	140	140	140	140	1,680	12	$ -	(1,680)	n/a
6120.0019	DRAPERY & BLINDS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0020	LOCKS & SECURITY	140	140	140	140	140	140	140	140	140	140	140	140	1,680	12	$ -	(1,680)	n/a
6120.0021	LIGHTING	350	350	350	350	350	350	350	350	350	350	350	350	4,200	30	$ -	(4,200)	n/a
6120.0022	MAINTENANCE UNIFORMS	-	-	-	354	-	-	-	-	-	354	-	354	1,062	8	$ -	(1,062)	n/a
6120.0023	MAINTENANCE CONTRACTS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0024	BUILDING REPAIRS	325	325	325	325	325	325	325	325	325	325	325	325	3,900	28	$ -	(3,900)	n/a
6120.0025	TOOLS & SUPPLIES	100	100	100	100	100	100	100	100	100	100	100	100	1,200	9	$ -	(1,200)	n/a
6120.0026	SAFETY PROGRAM	41	41	41	41	41	41	41	41	41	41	41	41	486	3	$ -	(486)	n/a
6120.0052	FITNESS CENTER	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0053	BUSINESS CENTER	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL REPAIRS & MAINT	$ 3,011	$ 3,011	$ 3,011	$ 3,365	$ 3,011	$ 3,011	$ 3,011	$ 3,011	$ 3,011	$ 3,365	$ 3,011	$ 3,365	$ 37,188	$ 267.54	$ -	$ (37,188)	n/a
														Per Unit Benchmark $	255.65			
6125.0001	LANDSCAPE	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	36,000	259	$ -	(36,000)	n/a
6125.0003	POOL SERVICE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6125.0004	FIRE INSPECTION/MONITORING	-	2,800	-	-	-	-	-	-	-	-	-	-	2,800	20	$ -	(2,800)	n/a
6125.0005	SECURITY SYSTEM	76	76	76	76	76	76	76	76	76	76	76	76	908	7	$ -	(908)	n/a
6125.0006	LEGAL FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6125.0007	SNOW REMOVAL	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6125.0008	EQUIPMENT LEASING/RENTAL	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6125.0009	PEST CONTROL	157	157	157	157	157	157	157	157	157	157	157	157	1,884	14	$ -	(1,884)	n/a
6125.0011	APPLIANCE LEASING/RENTAL	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6125.0020	ELEVATOR SERVICES	784	784	784	784	784	784	784	784	784	784	784	784	9,408	68	$ -	(9,408)	n/a
6125.0025	SECURITY GUARDS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6125.0050	OTHER CONTRACT SERVICES	1,000	1,000	1,660	1,700	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	13,360	96	$ -	(13,360)	n/a
	TOTAL PROFESSIONAL SERVICE	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ -	$ [illegible]	n/a
														Per Unit Benchmark $	315.76			
6130.0001	ACCOUNTING/ADP FEES	204	-	-	204	-	-	204	-	-	204	-	-	816	6	$ -	(816)	n/a
6130.0002	OFFICE EXPENSE	101	101	101	101	101	101	101	101	101	101	101	101	1,212	9	$ -	(1,212)	n/a
6130.0003	POSTAGE	25	25	25	25	25	25	25	25	25	25	25	25	300	2	$ -	(300)	n/a
6130.0004	PRINTING	20	20	20	20	20	20	20	20	20	20	20	20	240	2	$ -	(240)	n/a
6130.0005	DUES, BOOKS & SUBSCRIPTIONS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6130.0006	ADMINISTRATIVE COSTS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6130.0007	LICENSES & FEES	5,608	2,959	2,660	2,660	3,340	3,653	2,840	2,840	2,840	2,840	2,675	3,575	40,358	312	$ -	(40,358)	n/a
6130.0008	EMPLOYEE GOODWILL	63	63	63	63	63	63	63	63	63	63	63	63	756	5	$ -	(756)	n/a
6130.0009	TRAVEL/MILEAGE REIMB	95	95	95	95	95	95	95	95	95	95	95	95	1,134	8	$ -	(1,134)	n/a
6130.0010	MEALS AND ENTERTAINMENT	58	58	58	58	58	58	58	58	58	58	58	58	696	5	$ -	(696)	n/a
6130.0011	TRAINING, SEMINARS & EDUC	-	500	2,000	-	500	-	-	500	-	-	500	-	4,360	31	$ -	(4,360)	n/a
6130.0014	EMPLOYEE RECRUITING	-	-	300	-	-	-	-	-	-	-	-	-	300	2	$ -	(300)	n/a
6130.0015	CHARITABLE CONTRIBUTIONS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6130.0016	VEHICLE EXPENSE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6130.0017	PROPERTY OWNERS ASSOC DUES	925	925	925	925	925	925	925	925	925	925	925	925	11,100	80	$ -	(11,100)	n/a
6130.0018	CREDIT BUREAU	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6130.0019	RELOCATION EXPENSE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6130.0020	PAYMENT PROCESSING FEE	79	125	219	219	219	220	220	267	267	269	269	269	2,640	19	$ -	(2,640)	n/a
	TOTAL ADMINISTRATIVE COSTS	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ -	$ [illegible]	n/a
														Per Unit Benchmark $	406.18			
6140.0001	ELECTRIC - COMMON AREA	2,800	2,800	2,800	2,800	2,800	2,800	2,800	2,800	2,800	2,800	2,800	2,800	33,600	242	$ -	(33,600)	n/a
6140.0002	ELECTRIC - VACANT UNITS	425	425	425	425	425	425	425	425	425	425	425	425	5,100	37	$ -	(5,100)	n/a
6140.0004	WATER	6,180	6,180	6,180	6,180	6,180	6,180	6,180	6,180	6,180	6,180	6,180	6,180	74,160	534	$ -	(74,160)	n/a
6140.0006	GAS	100	100	100	100	100	100	100	100	100	100	100	100	1,200	9	$ -	(1,200)	n/a
6140.0007	CABLE TV	150	150	150	150	150	150	150	150	150	150	150	150	1,800	13	$ -	(1,800)	n/a
6140.0008	TELEPHONE & PAGERS	1,962	1,962	1,962	1,962	1,962	1,962	1,962	1,962	1,962	1,962	1,962	1,962	23,544	169	$ -	(23,544)	n/a
6140.0009	TRASH SERVICE	1,730	1,730	1,730	1,730	1,730	1,730	1,730	1,730	1,730	1,730	1,730	1,730	20,760	149	$ -	(20,760)	n/a
	TOTAL UTILITIES	$ 13,347	$ 13,347	$ 13,347	$ 13,347	$ 13,347	$ 13,347	$ 13,347	$ 13,347	$ 13,347	$ 13,347	$ 13,347	$ 13,347	$ 160,164	$ 1,152.26	$ -	$ (160,164)	n/a
														Per Unit Benchmark $	1,065.13			
6145.0001	PROPERTY TAXES	49,095	49,095	49,095	49,095	49,095	49,095	49,095	49,095	49,095	49,095	49,095	49,095	589,140	4,238	$ -	(589,140)	n/a
6145.0004	OTHER TAXES & INSURANCE	713	713	713	713	713	713	713	713	713	713	713	713	8,556	62	$ -	(8,556)	n/a
6145.0015	TEXAS MARGIN TAX	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a

Cibolo Canyon Year One.xlsm [3/22/2017 12:35 PM]
PAGE 2 OF 4

D - 10

Community Name: Cibolo Canyon | Total Units: 139 | Total Sq Ftg: 194,204 | Date / Time Last Revised: 3/22/17 12:35 PM

Occupied Units	126	126	131	131	131	131	131	132	132	132	132	132	131
Projected Vacancy Rate	8.69%	7.98%	5.08%	5.07%	5.07%	5.08%	5.08%	4.98%	4.98%	4.98%	4.95%	4.95%	5.05%
Physical Occupancy	91.01%	92.02%	94.02%	94.03%	94.03%	94.04%	94.04%	95.04%	95.04%	95.04%	95.05%	95.05%	94.05%
Net Rent per Occupied Unit	$1,481	$1,489	$1,498	$1,505	$1,510	$1,514	$1,519	$1,524	$1,528	$1,532	$1,537	$1,540	$1,515
Net Rent/Sq Ft	$ 1.060	$ 1.066	$ 1.072	$ 1.077	$ 1.081	$ 1.084	$ 1.087	$ 1.091	$ 1.093	$ 1.096	$ 1.100	$ 1.105	$ 1.084
% Growth Net Rent/Sq Ft	0.18%	0.51%	0.59%	0.47%	0.37%	0.28%	0.29%	0.34%	0.25%	0.25%	0.35%	0.42%	

	DESCRIPTION	May-17 5	Jun-17 6	Jul-17 7	Aug-17 8	Sep-17 9	Oct-17 10	Nov-17 11	Dec-17 12	Jan-18 1	Feb-18 2	Mar-18 3	Apr-18 4	2017 ANNUAL	2017 ANNL PER UNIT	Rolling 12 Comparison	2017 vs Rolling 12 VARIANCE	% VARIANCE
	TOTAL PAYROLL & BENEFITS	$ 18,912	$ 18,149	$ 25,142	$ 18,206	$ 18,002	$ 17,801	$ 17,868	$ 17,943	$ 24,964	$ 17,801	$ 18,002	$ 18,137	$ 235,414	$ 1,630.46	$ -	$ (235,414)	n/a
													Per Unit Benchmark		$ 1,669.16			
6115.0002	RESIDENT RELATIONS	250	250	250	250	250	250	250	250	250	250	250	250	3,000	22	$ -	(3,000)	n/a
6115.0003	LEASING HOSPITALITY	276	276	276	276	276	276	276	276	276	276	276	276	3,306	24	$ -	(3,306)	n/a
6115.0004	ADVERTISING	2,619	1,998	1,824	1,824	1,998	1,824	1,824	1,998	1,824	1,824	1,998	1,824	24,072	173	$ -	(24,072)	n/a
6115.0008	PRINT/FLYERS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6115.0009	LOCATOR/REFERRAL FEES	1,487	2,298	2,087	2,298	1,536	1,512	1,515	1,519	1,522	1,526	1,529	1,534	21,140	152	$ -	(21,140)	n/a
6115.0010	PROMOTIONAL	16,360	350	350	350	350	350	350	350	350	350	350	350	20,210	145	$ -	(20,210)	n/a
6115.0011	TEMPORARY SIGNAGE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6115.0012	MODELS AND ACCESSORIES	2,000	-	-	-	-	-	-	-	-	-	-	-	2,000	14	$ -	(2,000)	n/a
6115.0013	CAREER APPAREL	(200)	(200)	(300)	902	(200)	(200)	(200)	(200)	(300)	902	(200)	(200)	(368)	(3)	$ -	368	n/a
6115.0014	LEAD2LEASE/LEVEL ONE	393	393	393	393	393	393	393	393	393	393	393	393	4,720	34	$ -	(4,720)	n/a
6115.0020	GUEST SUITE EXPENSE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6115.0021	BROCHURES/FLOOR PLANS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL MARKETING & ADVER	$ 23,187	$ 5,366	$ 5,862	$ 6,153	$ 4,577	$ 4,367	$ 4,510	$ 4,587	$ 4,417	$ 5,622	$ 4,567	$ 4,529	$ 76,088	$ 561.77	$ -	$ (76,088)	n/a
													Per Unit Benchmark		$ 422.73			
6117.0001	CLEANING SUPPLIES	190	190	190	190	190	190	190	190	190	190	190	190	2,280	16	$ -	(2,280)	n/a
6117.0002	CARPET CLEANING	378	378	378	315	248	190	203	203	190	190	248	253	3,192	23	$ -	(3,192)	n/a
6117.0003	CONTRACT CLEANING	1,381	1,881	2,008	1,830	1,405	1,360	1,405	1,530	1,360	1,360	1,405	1,585	18,488	133	$ -	(18,488)	n/a
6117.0005	PAINTING SUPPLIES	536	536	536	469	402	268	335	335	268	268	402	469	4,824	35	$ -	(4,824)	n/a
6117.0007	CONTRACT PAINTING	1,677	1,677	1,677	1,467	1,257	838	1,048	1,048	838	838	1,257	1,467	15,086	109	$ -	(15,086)	n/a
6117.0010	OTHER TURNOVER COSTS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6117.9999	UNANTICIPATED TURNOVER	3,000	3,000	3,000	3,000	3,000	3,000	-	-	-	-	-	-	18,000	129			
	TOTAL TURNOVER COSTS	$ 7,161	$ 7,862	$ 7,797	$ 7,071	$ 6,592	$ 5,836	$ 3,180	$ 3,305	$ 2,836	$ 2,836	$ 3,592	$ 4,004	$ 81,863	$ 445.08	$ -	$ (81,863)	n/a
													Per Unit Benchmark		$ 211.20			
6120.0001	COMPUTER EQUIPMENT/SUPPLIES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0002	APPLIANCE REPAIR	120	120	120	120	120	120	120	120	120	120	120	120	1,440	10	$ -	(1,440)	n/a
6120.0003	CARPET REPAIR	315	315	315	315	315	315	315	315	315	315	315	315	3,780	27	$ -	(3,780)	n/a
6120.0004	ELECTRICAL REPAIRS	40	40	40	40	40	40	40	40	40	40	40	40	480	3	$ -	(480)	n/a
6120.0005	ENTRY/GATE REPAIRS	40	40	40	40	40	40	40	40	40	40	40	40	480	3	$ -	(480)	n/a
6120.0006	HVAC REPAIRS	750	750	750	750	750	750	750	750	750	750	750	750	9,000	65	$ -	(9,000)	n/a
6120.0007	SIGNAGE REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0008	IRRIGATION REPAIRS/DRAINAGE CORRECTION	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0009	PARKING LOT REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0010	PLUMBING REPAIRS	400	400	400	400	400	400	400	400	400	400	400	400	4,800	35	$ -	(4,800)	n/a
6120.0011	ROOF REPAIRS	250	250	250	250	250	250	250	250	250	250	250	250	3,000	22	$ -	(3,000)	n/a
6120.0012	FENCE REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0013	GARAGE REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0014	SUB-FLOOR REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0015	POOL/SPA REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0016	ALARM REPAIR	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0017	GOLF CART REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0018	POOL SUPPLIES	140	140	140	140	140	140	140	140	140	140	140	140	1,680	12	$ -	(1,680)	n/a
6120.0019	DRAPERY & BLINDS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0020	LOCKS & SECURITY	140	140	140	140	140	140	140	140	140	140	140	140	1,680	12	$ -	(1,680)	n/a
6120.0021	LIGHTING	350	350	350	350	350	350	350	350	350	350	350	350	4,200	30	$ -	(4,200)	n/a
6120.0022	MAINTENANCE UNIFORMS	-	-	-	354	-	-	-	-	-	354	-	354	1,062	8	$ -	(1,062)	n/a
6120.0023	MAINTENANCE CONTRACTS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0024	BUILDING REPAIRS	325	325	325	325	325	325	325	325	325	325	325	325	3,900	28	$ -	(3,900)	n/a
6120.0025	TOOLS & SUPPLIES	100	100	100	100	100	100	100	100	100	100	100	100	1,200	9	$ -	(1,200)	n/a
6120.0026	SAFETY PROGRAM	41	41	41	41	41	41	41	41	41	41	41	41	488	3	$ -	(488)	n/a
6120.0032	FITNESS CENTER	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0033	BUSINESS CENTER	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL REPAIRS & MAINT	$ 3,211	$ 3,211	$ 3,211	$ 3,565	$ 3,211	$ 3,211	$ 3,211	$ 3,211	$ 3,211	$ 3,565	$ 3,211	$ 3,565	$ 37,198	$ 267.56	$ -	$ (37,198)	n/a
													Per Unit Benchmark		$ 208.65			
6125.0001	LANDSCAPE	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	36,000	259	$ -	(36,000)	n/a
6125.0003	POOL SERVICE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6125.0004	FIRE INSPECTION/MONITORING	-	2,800	-	-	-	-	-	-	-	-	-	-	2,800	20	$ -	(2,800)	n/a
6125.0005	SECURITY SYSTEM	78	78	78	78	78	78	78	78	78	78	78	78	936	7	$ -	(936)	n/a
6125.0006	LEGAL FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6125.0007	SNOW REMOVAL	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6125.0008	EQUIPMENT LEASING/RENTAL	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6125.0009	PEST CONTROL	157	157	157	157	157	157	157	157	157	157	157	157	1,884	14	$ -	(1,884)	n/a
6125.0011	APPLIANCE LEASING/RENTAL	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6125.0020	ELEVATOR SERVICES	784	784	784	784	784	784	784	784	784	784	784	784	9,408	68	$ -	(9,408)	n/a
6125.0025	SECURITY GUARDS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6125.0050	OTHER CONTRACT SERVICES	1,000	1,000	1,660	1,750	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	13,660	98	$ -	(13,660)	n/a
	TOTAL PROFESSIONAL SERVICE	$ 5,019	$ 7,819	$ 5,679	$ 5,769	$ 5,019	$ 5,019	$ 5,019	$ 5,019	$ 5,019	$ 5,019	$ 5,019	$ 5,019	$ 64,718	$ 465.60	$ -	$ (64,718)	n/a
													Per Unit Benchmark		$ 311.76			
6130.0001	ACCOUNTING/ADP FEES	204	-	-	204	-	-	204	-	-	204	-	-	816	6	$ -	(816)	n/a
6130.0002	OFFICE EXPENSE	101	101	101	101	101	101	101	101	101	101	101	101	1,212	9	$ -	(1,212)	n/a
6130.0003	POSTAGE	25	25	25	25	25	25	25	25	25	25	25	25	300	2	$ -	(300)	n/a
6130.0004	PRINTING	20	20	20	20	20	20	20	20	20	20	20	20	240	2	$ -	(240)	n/a
6130.0005	DUES, BOOKS & SUBSCRIPTIONS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6130.0006	ADMINISTRATIVE COSTS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6130.0007	LICENSES & FEES	5,608	2,989	2,880	2,690	3,340	3,853	2,840	2,840	2,840	2,840	2,875	3,575	43,358	312	$ -	(43,358)	n/a
6130.0008	EMPLOYEE GOODWILL	63	63	63	63	63	63	63	63	63	63	63	63	756	5	$ -	(756)	n/a
6130.0009	TRAVEL/MILEAGE REIMB	95	95	95	95	95	95	95	95	95	95	95	95	1,136	8	$ -	(1,136)	n/a
6130.0010	MEALS AND ENTERTAINMENT	58	58	58	58	58	58	58	58	58	58	58	58	698	5	$ -	(698)	n/a
6130.0011	TRAINING, SEMINARS & EDUC	-	590	2,000	-	590	-	-	590	-	-	590	-	4,360	31	$ -	(4,360)	n/a
6130.0014	EMPLOYEE RECRUITING	-	-	300	-	-	-	-	-	-	-	-	-	300	2	$ -	(300)	n/a
6130.0015	CHARITABLE CONTRIBUTIONS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6130.0016	VEHICLE EXPENSE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6130.0017	PROPERTY OWNERS ASSOC DUES	925	925	925	925	925	925	925	925	925	925	925	925	11,100	80	$ -	(11,100)	n/a
6130.0018	CREDIT BUREAU	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6130.0019	RELOCATION EXPENSE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6130.0020	PAYMENT PROCESSING FEE	79	125	219	219	219	220	220	267	267	269	269	269	2,640	19	$ -	(2,640)	n/a
	TOTAL ADMINISTRATIVE COSTS	$ 11,570	$ 4,373	$ 6,794	$ 4,699	$ 5,420	$ 5,150	$ 4,590	$ 4,583	$ 4,264	$ 4,596	$ 5,120	$ 5,121	$ 60,372	$ 405.76	$ -	$ (60,372)	n/a
													Per Unit Benchmark		$ 406.16			
6140.0001	ELECTRIC - COMMON AREA	2,800	2,800	2,800	2,800	2,800	2,800	2,800	2,800	2,800	2,800	2,800	2,800	33,600	242	$ -	(33,600)	n/a
6140.0002	ELECTRIC - VACANT UNITS	425	425	425	425	425	425	425	425	425	425	425	425	5,100	37	$ -	(5,100)	n/a
6140.0004	WATER	6,180	6,180	6,180	6,180	6,180	6,180	6,180	6,180	6,180	6,180	6,180	6,180	74,160	534	$ -	(74,160)	n/a
6140.0006	GAS	100	100	100	100	100	100	100	100	100	100	100	100	1,200	9	$ -	(1,200)	n/a
6140.0007	CABLE TV	150	150	150	150	150	150	150	150	150	150	150	150	1,800	13	$ -	(1,800)	n/a
6140.0008	TELEPHONE & PAGERS	1,962	1,962	1,962	1,962	1,962	1,962	1,962	1,962	1,962	1,962	1,962	1,962	23,544	169	$ -	(23,544)	n/a
6140.0009	TRASH SERVICE	1,730	1,730	1,730	1,730	1,730	1,730	1,730	1,730	1,730	1,730	1,730	1,730	20,760	149	$ -	(20,760)	n/a
	TOTAL UTILITIES	$ 13,347	$ 13,347	$ 13,347	$ 13,347	$ 13,347	$ 13,347	$ 13,347	$ 13,347	$ 13,347	$ 13,347	$ 13,347	$ 13,347	$ 160,164	$ 1,152.26	$ -	$ (160,164)	n/a
													Per Unit Benchmark		$ 1,065.10			
6145.0001	PROPERTY TAXES	49,095	49,095	49,095	49,095	49,095	49,095	49,095	49,095	49,095	49,095	49,095	49,095	589,140	4,238	$ -	(589,140)	n/a
6145.0004	OTHER TAXES & INSURANCE	713	713	713	713	713	713	713	713	713	713	713	713	8,556	62	$ -	(8,556)	n/a
6145.0015	TEXAS MARGIN TAX	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a

Cibolo Canyon Year One.xlsm [3/22/2017, 12:35 PM]

PAGE 3 OF 4

D - 11

Community Name: Cibolo Canyon Total Units: [illegible] Total Sq Ftg: 164,204 Date / Time Last Revised: 5/22/17 12:35 PM

		May-17	Jun-17	Jul-17	Aug-17	Sep-17	Oct-17	Nov-17	Dec-17	Jan-18	Feb-18	Mar-18	Apr-18	Annual
Occupied Units		126	126	131	131	131	131	131	132	132	132	132	132	131
Projected Vacancy Rate		8.69%	7.98%	5.08%	5.07%	5.07%	5.08%	5.08%	4.08%	4.08%	4.08%	4.05%	4.05%	5.05%
Physical Occupancy		91.07%	92.02%	94.02%	94.03%	94.03%	94.04%	94.04%	95.04%	95.04%	95.04%	95.05%	95.05%	94.05%
Net Rent per Occupied Unit		$1,481	$1,480	$1,498	$1,505	$1,510	$1,514	$1,519	$1,524	$1,528	$1,532	$1,537	$1,543	$1,515
Net Rent/Sq Ft	$	1.060	1.066	1.072	1.077	1.081	1.084	1.087	1.091	1.093	1.098	1.100	1.105	1.084
% Growth Net Rent/Sq Ft		0.19%	0.51%	0.59%	0.47%	0.37%	0.28%	0.28%	0.34%	0.25%	0.25%	0.35%	0.42%	

	DESCRIPTION		May-17 5	Jun-17 6	Jul-17 7	Aug-17 8	Sep-17 9	Oct-17 10	Nov-17 11	Dec-17 12	Jan-18 1	Feb-18 2	Mar-18 3	Apr-18 4	2017 ANNUAL	2017 ANNL PER UNIT	Rolling 12 Comparison	2017 vs Rolling 12 VARIANCE	% VARIANCE
6145.3020	PY PROP TAX REFUNDS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6145.3021	TAX REFUND CONSULTANT FEE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6148.3001	INSURANCE		1,911	1,911	1,911	1,911	1,911	1,911	1,911	1,911	1,911	1,911	1,911	1,911	22,932	168	$ -	(22,932)	n/a
	TOTAL TAXES & INSURANCE		$ 33,719	$ 33,719	$ 33,719	$ 33,719	$ 33,719	$ 33,719	$ 33,719	$ 33,719	$ 33,719	$ 33,719	$ 33,719	$ 33,719	$ [illegible]	$ 4,464.35	$ -	$ [illegible]	n/a
6150.3001	MANAGEMENT FEES	3.0%	5,943	6,074	6,246	6,245	6,258	6,259	6,262	6,277	6,360	6,367	6,433	6,470	75,361	542	$ -	(75,361)	n/a
	TOTAL MANAGEMENT CO. CHARGES		$ 5,943	$ 6,074	$ 6,246	$ 6,245	$ 6,258	$ 6,259	$ 6,262	$ 6,277	$ 6,360	$ 6,367	$ 6,433	$ 6,470	$ 75,361	$ 542.17	$ -	$ (75,361)	n/a
													Per Unit Benchmark	$ -					
6710.3001	RETAIL – SALARIES & WAGES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6710.3019	RETAIL – COMMISSIONS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6720.3024	RETAIL – OTHER REPAIRS & MAINTENANCE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6720.3025	RETAIL – MISC TOOLS AND SUPPLIES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6725.3001	RETAIL – LANDSCAPING		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6725.3008	RETAIL – LEGAL FEES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6730.3002	RETAIL – OFFICE SUPPLIES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6740.3001	RETAIL – ELECTRIC - COMMON AREAS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6740.3009	RETAIL – TRASH SERVICE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6745.3001	RETAIL – REAL PROPERTY TAXES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6748.3001	RETAIL – PROPERTY INSURANCE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6750.3005	RETAIL – ACCOUNTING FEES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL RETAIL EXPENSES		$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	n/a
	TOTAL OPERATING EXPENSES		$ 137,477	$ 116,252	$ 126,147	$ 116,814	$ 113,858	$ 112,658	$ 109,487	$ 110,291	$ 116,087	$ 110,754	$ 110,740	$ 111,720	$ 1,394,333	$ 10,031	$ -	$ (1,394,333)	n/a
	NET OPERATING INCOME (LOSS)		$ 93,611	$ 94,198	$ 93,038	$ 91,350	$ 94,961	$ 95,976	$ 99,625	$ 102,268	$ 98,563	$ 102,526	$ 103,750	$ 103,632	$ 1,117,761	$ 8,041	$ -	$ 1,117,761	n/a
7110.3001	DEBT SERVICE		64,370	64,311	67,885	67,803	67,738	67,673	67,607	67,542	67,477	71,700	71,627	71,554	817,271	5,880	$ -	(817,271)	n/a
7110.3015	ADD BACK PRINCIPAL		(29,818)	(29,818)	(29,818)	(29,818)	(29,818)	(29,818)	(29,818)	(29,818)	(29,818)	(29,818)	(29,818)	(29,818)	(357,792)	(2,574)	$ -	357,792	n/a
7120.3001	DEPRECIATION		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7120.3005	AMORTIZATION		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7120.3010	AMORTIZATION - FAS 141 ACQ		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7120.3011	AMORTIZATION - ABOVE/BELOW MARKET		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7120.3500	LOAN PREMIUM AMORTIZATION		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.3001	PROFESSIONAL AUDIT FEES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.3006	TAX RETURN PREPARATION		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.3007	FRANCHISE TAXES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.3008	LEASE UP/MARKETING EXPENSE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.3009	TRANSITION COSTS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.3010	LEGAL EXPENSE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.3011	ASSET MANAGEMENT FEES	0.0%	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.3013	TREE TRIMMING		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.3500	PRIOR YEAR EXPENSE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.3900	OTHER NON-OPERATING EXPENSES		1,250	-	-	-	-	-	-	-	-	-	-	-	1,250	9	$ -	(1,250)	n/a
8410.3001	CAPITALIZED		-	(615,658)	-	-	(58,887)	-	-	(24,654)	-	-	(24,665)	-	(724,255)	(5,210)	$ -	724,255	n/a
	TOTAL NON-OPERATING EXPENSE		$ 35,804	$ (581,260)	$ 38,053	$ 37,987	$ (21,016)	$ 37,857	$ 37,791	$ 13,072	$ 37,661	$ 41,884	$ 17,346	$ 41,738	$ (263,526)	$ (1,896)	$ -	$ 263,526	n/a
	** CAPITAL PROJECTS **																		
8210.3001	COMPUTER UPGRADES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8210.3002	FURNITURE & EQUIPMENT		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8210.3004	AUTO/TRUCK/GOLFCART		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.3001	LEASING OFFICE UPGRADES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.3002	CLUBHOUSE IMPROVEMENTS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.3003	MODEL UPGRADE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.3004	FLOORING		947	947	947	947	752	558	623	623	558	558	712	626	9,000	65	$ -	(9,000)	n/a
8220.3005	WOOD FLOORS		2,127	2,127	2,128	2,128	1,875	1,875	1,875	1,875	1,875	1,875	1,812	1,828	22,200	160	$ -	(22,200)	n/a
8220.3006	SHEETROCK/DRYWALL		150	150	150	150	150	150	150	150	150	150	150	150	1,800	13	$ -	(1,800)	n/a
8220.3007	DOORS, WINDOWS & COVERINGS		125	125	125	125	125	125	125	125	125	125	125	125	1,500	11	$ -	(1,500)	n/a
8220.3008	CEILING FANS/LIGHTS/MED CAB		150	150	150	150	150	150	150	150	150	150	150	150	1,800	13	$ -	(1,800)	n/a
8220.3009	CABINETS		100	100	100	100	100	100	100	100	100	100	100	100	1,200	9	$ -	(1,200)	n/a
8220.3010	APPLIANCES		450	450	450	450	450	450	450	450	450	450	450	450	5,400	39	$ -	(5,400)	n/a
8220.3011	WASHERS/DRYERS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.3012	INTERIOR PAINTING		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.3013	HANDICAP UNIT CONVERSION		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.3015	FITNESS CENTER		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.3016	PLUMBING REPAIRS/FIXTURES		450	450	450	450	450	450	450	450	450	450	450	450	5,400	39	$ -	(5,400)	n/a
8220.3020	UNIT UPGRADES/OTHER INTERIOR IMPRV		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8310.3002	SUBFLOOR REPAIRS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL INTERIOR IMPROVEMENTS		$ 4,499	$ 4,499	$ 4,500	$ 4,500	$ 4,052	$ 3,858	$ 3,923	$ 3,923	$ 3,858	$ 3,858	$ 3,949	$ 4,081	$ 48,300	$ 347	$ -	$ (48,300)	n/a
8210.3003	POOL FURNITURE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8310.3001	ROOFING		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8310.3003	EXTERIOR PAINTING		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8310.3004	EXTERIOR FIXTURES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8310.3005	FOUNDATION REPAIRS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8310.3006	HVAC		900	900	900	900	750	400	300	100	100	300	900	900	7,350	53	$ -	(7,350)	n/a
8310.3007	CARPORTS & GARAGES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8310.3008	GUTTERS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8310.3009	ALARMS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8310.3010	EXTERIOR WINDOWS/SIDING		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8310.3011	ELEVATORS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.3001	SIGNAGE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.3002	DUMPSTERS/COMPACTOR		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.3003	LANDSCAPING & IRRIGATION		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.3005	PARKING LOT REPAIRS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.3006	WOOD DECK REPAIR		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.3007	FENCES & GATES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.3008	RECREATIONAL AREA UPGRADE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.3009	POOL REPAIRS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.3010	UTILITY SUBMETERING		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.3011	CONCRETE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.3012	DRAINAGE REPAIRS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.3013	PAVING/SLURRY SEAL		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.3014	LIGHT POLES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.3016	WATER METERS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.3017	RETAINING WALL		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.3018	ELECTRIC METERS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.3801	UNFORESEEN CAPEX		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL EXTERIOR IMPROVEMENTS		$ 900	$ 900	$ 900	$ 900	$ 750	$ 400	$ 300	$ 100	$ 100	$ 300	$ 900	$ 900	$ 7,350	$ 53	$ -	$ (7,350)	n/a
	TOTAL CAPITAL PROJECTS		$ 5,399	$ 5,399	$ 5,400	$ 5,400	$ 4,802	$ 4,258	$ 4,223	$ 4,023	$ 3,958	$ 4,158	$ 4,849	$ 4,981	$ 55,650	$ 400	$ -	$ (55,650)	n/a

** UPFRONT CAPITAL PROJECTS **

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PAGE [illegible]

D - 12

Community Name: Cibolo Canyon | Total Units: 139 | Total Sq Ftg: 194,204 | Date / Time Last Revised: 3/22/17 12:35 PM

Occupied Units	126	126	131	131	131	131	131	132	132	132	132	132	131
Projected Vacancy Rate	8.69%	7.98%	5.08%	5.07%	5.07%	5.08%	5.08%	4.98%	4.98%	4.98%	4.95%	4.95%	5.07%
Physical Occupancy	91.01%	92.02%	94.02%	94.03%	94.03%	94.04%	94.04%	95.04%	95.04%	95.04%	95.05%	95.05%	94.05%
Net Rent per Occupied Unit	$1,481	$1,489	$1,498	$1,505	$1,510	$1,514	$1,519	$1,524	$1,528	$1,532	$1,537	$1,543	$1,515
Net Rent/Sq Ft	$ 1.060	$ 1.066	$ 1.072	$ 1.077	$ 1.081	$ 1.084	$ 1.087	$ 1.091	$ 1.093	$ 1.096	$ 1.100	$ 1.105	$ 1.084
% Growth Net Rent/Sq Ft	0.18%	0.51%	0.52%	0.47%	0.37%	0.28%	0.29%	0.34%	0.25%	0.25%	0.35%	0.42%	

	DESCRIPTION	May-17 5	Jun-17 6	Jul-17 7	Aug-17 8	Sep-17 9	Oct-17 10	Nov-17 11	Dec-17 12	Jan-18 1	Feb-18 2	Mar-18 3	Apr-18 4	2017 ANNUAL	2017 ANNL PER UNIT	Rolling 12 Comparison	2017 vs Rolling 12 VARIANCE	% VARIANCE
8610.0001	COMPUTER UPGRADES	25,000	-	-	-	-	-	-	-	-	-	-	-	25,000	180	$ -	(25,000)	n/a
8610.0002	FURNITURE & EQUIPMENT	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8610.0004	AUTO/TRUCK/GOLFCART	10,000	-	-	-	-	-	-	-	-	-	-	-	10,000	72	$ -	(10,000)	n/a
8620.0001	LEASING OFFICE UPGRADES	36,400	-	-	-	-	-	-	-	-	-	-	-	36,400	262	$ -	(36,400)	n/a
8620.0002	CLUBHOUSE IMPROVEMENTS	230,000	-	-	-	-	-	-	-	-	-	-	-	230,000	1,655	$ -	(230,000)	n/a
8620.0003	MODEL UPGRADE	20,000	-	-	-	-	-	-	-	-	-	-	-	20,000	144	$ -	(20,000)	n/a
8620.0004	FLOORING	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.0005	WOOD FLOORS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.0006	SHEETROCK/DRYWALL	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.0007	DOORS, WINDOWS & COVERINGS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.0008	CEILING FANS/LIGHTS/MED CAB	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.0009	CABINETS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.0010	APPLIANCES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.0011	WASHERS/DRYERS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.0012	INTERIOR PAINTING	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.0013	HANDICAP UNIT CONVERSION	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.0015	FITNESS CENTER	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.0016	PLUMBING REPAIRS/FIXTURES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.0020	UNIT UPGRADES/OTHER INTERIOR IMPRV	3,400	6,500	6,350	5,950	5,100	3,400	4,250	5,100	3,400	3,400	5,100	5,950	62,900	453	$ -	(62,900)	n/a
8710.0002	SUBFLOOR REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL UPFRONT INTERIOR IMPROVEMENTS	$ 324,800	$ 6,500	$ 6,350	$ 5,950	$ 5,100	$ 3,400	$ 4,250	$ 5,100	$ 3,400	$ 3,400	$ 5,100	$ 5,950	$ 384,300	$ 2,765	$ -	$ (384,300)	n/a
8610.0003	POOL FURNITURE	1,000	-	-	-	-	-	-	-	-	-	-	-	1,000	7	$ -	(1,000)	n/a
8710.0001	ROOFING	20,000	-	-	-	-	-	-	-	-	-	-	-	20,000	144	$ -	(20,000)	n/a
8710.0003	EXTERIOR PAINTING	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8710.0004	EXTERIOR FIXTURES	26,500	30,500	10,967	-	-	-	-	-	-	-	-	-	67,967	489	$ -	(67,967)	n/a
8710.0005	FOUNDATION REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8710.0006	HVAC	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8710.0007	CARPORTS & GARAGES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8710.0008	GUTTERS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8710.0009	ALARMS	6,025	-	-	-	-	-	-	-	-	-	-	-	6,025	43	$ -	(6,025)	n/a
8710.0010	EXTERIOR WINDOWS/SIDING	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8710.0011	ELEVATORS	6,250	-	-	-	6,250	-	-	-	-	-	-	-	12,500	90	$ -	(12,500)	n/a
8720.0001	SIGNAGE	25,000	25,000	-	-	-	-	-	-	-	-	-	-	50,000	360	$ -	(50,000)	n/a
8720.0002	DUMPSTERS/COMPACTOR	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8720.0003	LANDSCAPING & IRRIGATION	32,500	16,522	9,822	-	-	-	-	-	-	-	-	-	58,844	422	$ -	(58,844)	n/a
8720.0005	PARKING LOT REPAIRS	12,500	-	-	-	-	-	-	-	-	-	-	-	12,500	90	$ -	(12,500)	n/a
8720.0006	WOOD DECK REPAIR	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8720.0007	FENCES & GATES	35,000	3,000	-	-	-	-	-	-	-	-	-	-	38,000	273	$ -	(38,000)	n/a
8720.0008	RECREATIONAL AREA UPGRADE	11,000	-	-	-	-	-	-	-	-	-	-	-	11,000	79	$ -	(11,000)	n/a
8720.0009	POOL REPAIRS	10,500	-	-	-	-	-	-	-	-	-	-	-	10,500	76	$ -	(10,500)	n/a
8720.0010	UTILITY SUBMETERING	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8720.0011	CONCRETE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8720.0012	DRAINAGE REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8720.0013	PAVING/SLURRY SEAL	5,000	-	-	-	-	-	-	-	-	-	-	-	5,000	36	$ -	(5,000)	n/a
8720.0014	LIGHT POLES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8720.0016	WATER METERS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8720.0017	RETAINING WALL	2,500	-	-	-	-	-	-	-	-	-	-	-	2,500	18	$ -	(2,500)	n/a
8720.0018	ELECTRIC METERS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL UPFRONT EXTERIOR IMPROVEMENTS	$ 193,775	$ 75,022	$ 20,789	$ -	$ 6,250	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 295,836	$ 2,124	$ -	$ (295,836)	n/a
	TOTAL UPFRONT CAPITAL PROJECTS	$ 518,575	$ 81,522	$ 27,139	$ 5,950	$ 11,350	$ 3,400	$ 4,250	$ 5,100	$ 3,400	$ 3,400	$ 5,100	$ 5,950	$ 680,136	$ 4,889	$ -	$ (680,136)	n/a
	NET INCOME (LOSS)	$ (409,167)	$ 573,679	$ 11,646	$ 42,016	$ 100,128	$ 50,663	$ 53,881	$ 50,200	$ 51,774	$ 53,264	$ 76,405	$ 51,263	$ 646,041	$ 4,648	$ -	$ 646,041	n/a

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PAGE 4 OF 4

D - 13

Community Name Cascades II   Total Units 254   Total Sq Ftg 267,462   Date / Time Last Revised 3/22/17 12:33 PM

		May-17	Jun-17	Jul-17	Aug-17	Sep-17	Oct-17	Nov-17	Dec-17	Jan-18	Feb-18	Mar-18	Apr-18	2017				
	Occupied Units	238	240	240	240	240	240	240	240	240	240	240	240	240				
	Projected Vacancy Rate	6.44%	5.44%	5.44%	5.44%	5.44%	5.44%	5.44%	5.44%	5.43%	5.43%	5.43%	5.43%	5.52%				
	Physical Occupancy	93.58%	94.58%	94.58%	94.58%	94.58%	94.58%	94.58%	94.58%	94.57%	94.57%	94.57%	94.57%	94.48%				
	Net Rent per Occupied Unit	$1,091	$1,094	$1,097	$1,102	$1,105	$1,109	$1,109	$1,111	$1,112	$1,114	$1,116	$1,119	$1,108				
	Net Rent/Sq Ft	$ 1.036	$ 1.039	$ 1.042	$ 1.046	$ 1.049	$ 1.052	$ 1.053	$ 1.055	$ 1.056	$ 1.058	$ 1.060	$ 1.062	$ 1.051				
	% Growth Net Rent/Sq Ft	0.34%	0.30%	0.31%	0.41%	0.27%	0.28%	0.14%	0.13%	0.10%	0.14%	0.17%	0.21%					
	DESCRIPTION	May-17 5	Jun-17 6	Jul-17 7	Aug-17 8	Sep-17 9	Oct-17 10	Nov-17 11	Dec-17 12	Jan-18 1	Feb-18 2	Mar-18 3	Apr-18 4	2017 ANNUAL	2017 ANNL PER UNIT	Rolling 12 Comparison	2017 vs Rolling 12 VARIANCE	% VARIANCE
4000.0003	** REVENUES **																	
4110.0001	MARKET RENT	$ 274,149	$ 274,762	$ 275,638	$ 276,504	$ 277,643	$ 278,388	$ 279,123	$ 279,938	$ 279,873	$ 280,300	$ 280,701	$ 281,178	$ 3,337,782	$ 13,141	$ -	3,337,782	n/a
4110.0005	MODEL UNITS	(1,216)	(1,216)	(1,216)	(1,216)	(1,216)	(1,216)	(1,216)	(1,216)	(1,216)	(1,216)	(1,216)	(1,216)	(14,592)	(57)	$ -	(14,592)	n/a
4110.0010	EMPLOYEE UNITS/SPACES	(1,770)	(1,770)	(1,770)	(1,770)	(1,770)	(1,770)	(1,770)	(1,770)	(1,770)	(1,770)	(1,770)	(1,770)	(21,240)	(84)	$ -	(21,240)	n/a
4110.0015	GAIN/LOSS TO LEASE	3,590	3,760	3,808	4,389	3,694	3,684	3,350	3,334	3,362	3,387	3,437	3,547	43,083	170	$ -	43,083	n/a
4110.0025	RESIDENT CONCESSIONS - ONE TIME	(900)	(900)	(900)	(900)	(900)	(900)	(900)	(900)	(900)	(900)	(900)	(900)	(10,800)	(43)	$ -	(10,800)	n/a
4110.0030	RESIDENT CONCESSIONS - PRORATED	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4110.0020	VACANCY LOSS - GPR	(16,449)	(13,740)	(13,782)	(13,825)	(13,862)	(13,918)	(13,958)	(13,975)	(13,994)	(14,215)	(14,035)	(14,059)	(169,831)	(669)	$ -	(169,831)	n/a
4110.0035	BAD DEBT WRITE OFF - RENT	(1,000)	(1,000)	(1,000)	(1,000)	(1,000)	(1,000)	(1,000)	(1,000)	(1,000)	(1,000)	(1,000)	(1,000)	(12,000)	(47)	$ -	(12,000)	n/a
	NET RENTAL INCOME	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	-	[illegible]	n/a
4120.0001	WATER REVENUE	1,888	1,850	1,708	1,480	1,897	1,570	1,788	2,693	1,798	1,435	1,835	1,353	20,697	81	$ -	20,697	n/a
4120.0003	ELECTRIC REVENUE	100	100	100	100	100	100	100	100	100	100	100	100	1,200	5	$ -	1,200	n/a
4120.0004	CABLE TV REVENUE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0005	TELEPHONE REVENUE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0006	GAS REVENUE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0007	TRASH REVENUE	6,447	6,658	7,480	7,480	7,480	7,480	7,480	7,480	7,480	7,480	7,480	7,480	88,247	347	$ -	88,247	n/a
4120.0008	RES/MISC FEES(LOCK&KEY,OTHER)	70	70	70	70	70	70	70	70	70	70	70	70	840	3	$ -	840	n/a
4120.0009	APPLICATION FEES	481	612	464	516	327	365	208	208	241	223	223	275	4,173	16	$ -	4,173	n/a
4120.0010	LATE FEES	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	18,000	71	$ -	18,000	n/a
4120.0011	NSF FEES	150	150	150	150	150	150	150	150	150	150	150	150	1,800	7	$ -	1,800	n/a
4120.0012	LEGAL FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0013	NON-REFUNDABLE PET FEES	1,540	1,859	1,465	1,650	1,045	1,265	660	660	770	715	715	660	13,344	53	$ -	13,344	n/a
4120.0014	PET RENT	1,462	1,508	1,508	1,508	1,508	1,508	1,508	1,508	1,508	1,508	1,508	1,508	18,082	71	$ -	18,082	n/a
4120.0015	RELETTING FEES	1,304	1,546	1,351	1,505	958	1,163	655	612	713	662	664	818	11,953	47	$ -	11,953	n/a
4120.0016	DAMAGES	1,625	2,101	1,659	2,093	1,308	1,581	625	625	983	804	804	1,133	16,363	64	$ -	16,363	n/a
4120.0017	APPLIANCE RENT INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0018	MTM/SHORT TERM PREMIUM	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0019	ADMINISTRATIVE FEES	2,310	2,009	2,228	2,475	1,568	1,868	880	880	1,155	1,073	1,073	1,320	20,018	79	$ -	20,018	n/a
4120.0020	CARPORT INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0021	GARAGE RENT INCOME	2,250	2,250	2,250	2,250	2,250	2,250	2,250	2,250	2,250	2,250	2,250	2,250	27,000	106	$ -	27,000	n/a
4120.0022	STORAGE INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0023	LAUNDRY INCOME	50	50	50	50	50	50	50	50	50	50	50	50	600	2	$ -	600	n/a
4120.0024	VENDING INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0025	GUEST SUITE INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0027	HOA DUES REVENUE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0028	SECURITY ALARMS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0029	RENT BILLING FEES	888	1,121	1,201	1,201	1,201	1,201	1,201	1,201	1,201	1,201	1,201	1,201	14,097	55	$ -	14,097	n/a
4120.0030	PEST CONTROL REVENUE	238	238	238	238	238	238	238	238	238	238	238	238	2,852	11	$ -	2,852	n/a
4120.0031	DAMAGE FEES - PAINTING	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0032	DAMAGE FEES - CARPET CLEAN	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0033	DAMAGE FEES - CARPET REPLACEMENT	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0034	DAMAGE FEES - OTHER	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0041	AMMENITY FEE	770	880	740	625	522	633	330	330	385	358	358	440	6,872	26	$ -	6,872	n/a
4120.0710	PARKING FEES REVENUE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4410.0005	INTEREST INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4410.0010	MISC INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0501	WAIVE RESIDENT UTILITIES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	n/a
4120.0502	WAIVE APP/TRANSFER FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	$ -	n/a
4120.0503	WAIVE LATE FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0504	WAIVE NSF FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0505	WAIVE CARPORT	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0506	WAIVE GARAGE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0507	WAIVE RELETTING FEE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0508	WAIVE APPLIANCE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0509	WAIVE DAMAGES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0510	WAIVE PET FEE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0511	WAIVE MTM	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0512	WAIVE ADMIN FEE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0513	WAIVE STORAGE FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0514	WAIVE PET RENT	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0515	WAIVE DAMAGES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL OTHER REVENUES	$ 23,567	$ 25,836	$ 24,376	$ 25,036	$ 21,968	$ 23,080	$ 19,932	$ 20,846	$ 20,367	$ 19,903	$ 20,506	$ 20,731	$ 265,932	$ 1,047	$ -	$ 265,932	n/a
4710.0003	RETAIL - RENT	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4710.0015	RETAIL - GAIN / LOSS TO LEASE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4710.0020	RETAIL - VACANCY LOSS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4710.0035	RETAIL - BAD DEBT WRITE OFF	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4720.0001	RETAIL - WATER REIMBURSEMENT	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4720.0002	RETAIL - SEWER REIMBURSEMENT	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4720.0003	RETAIL - ELECTRIC REIMBURSEMENT	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4720.0010	RETAIL - LATE FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4720.0503	RETAIL - WAIVE LATE FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4740.0007	RETAIL - COMMON AREA MAINTENANCE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL RETAIL REVENUES	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	n/a
	TOTAL REVENUE	$ 279,571	$ 283,794	$ 283,536	$ 286,010	$ 284,537	$ 286,337	$ 283,563	$ 284,820	$ 284,052	$ 284,674	$ 285,523	$ 286,503	$ 3,418,544	$ 13,459	$ -	$ 3,418,544	n/a
	** OPERATING EXPENSES **																	
6110.0002	SALARIES - COMMUNITY DIRECTOR	2,200	2,200	3,300	2,200	2,200	2,200	2,200	2,200	3,300	2,200	2,200	2,200	28,600	113	$ -	(28,600)	n/a
6110.0003	SALARIES - ASST COMMUNITY DIR	1,260	1,260	1,890	1,260	1,260	1,260	1,260	1,260	1,890	1,260	1,260	1,260	16,380	64	$ -	(16,380)	n/a
6110.0004	SALARIES - LEASING DIRECTOR	1,261	1,261	1,891	1,261	1,261	1,261	1,261	1,261	1,891	1,261	1,261	1,261	16,388	65	$ -	(16,388)	n/a
6110.0005	SALARIES - LEASING CONSULTANTS	2,916	2,916	4,374	2,916	2,916	2,916	2,916	2,916	4,374	2,916	2,916	2,916	37,908	149	$ -	(37,908)	n/a
6110.0006	SALARIES - MARKETING/LEASING	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6110.0007	SALARIES - MAINT DIRECTOR	2,088	2,088	3,132	2,088	2,088	2,088	2,088	2,088	3,132	2,088	2,088	2,088	27,144	107	$ -	(27,144)	n/a
6110.0008	SALARIES - ASST MAINT DIRECTOR	1,440	1,440	2,160	1,440	1,440	1,440	1,440	1,440	2,160	1,440	1,440	1,440	18,720	74	$ -	(18,720)	n/a
6110.0009	SALARIES - MAINT TECHNICIAN	2,332	2,332	3,498	2,332	2,332	2,332	2,332	2,332	3,498	2,332	2,332	2,332	30,317	119	$ -	(30,317)	n/a
6110.0010	SALARIES - MAINT TECH PORTER	936	936	1,404	936	936	936	936	936	1,404	936	936	936	12,168	48	$ -	(12,168)	n/a
6110.0011	SALARIES - MAINT TECH PAINTER	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6110.0012	SALARIES - HOUSEKEEPER	936	936	1,404	936	936	936	936	936	1,404	936	936	936	12,168	48	$ -	(12,168)	n/a
6110.0013	SALARIES - FITNESS INSTRUCTOR	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6110.0014	COURTESY PATROL	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6110.0018	BONUSES & WAGES	3,642	762	762	2,718	762	1,222	2,650	762	1,753	2,650	762	1,222	19,724	78	$ -	(19,724)	n/a
6110.0019	COMMISSIONS	1,715	2,028	1,654	1,838	1,164	1,409	735	735	857	798	798	980	14,705	58	$ -	(14,705)	n/a
6110.0020	PAYROLL TAXES	2,529	2,211	3,146	2,279	1,807	1,863	1,880	1,538	2,185	1,514	1,268	1,344	23,656	93	$ -	(23,656)	n/a
6110.0021	WORKERS COMPENSATION	201	221	201	211	175	186	152	152	159	158	158	166	2,140	8	$ -	(2,140)	n/a
6110.0022	EMPLOYEE INSURANCE	3,781	3,781	3,781	3,781	3,781	3,781	3,781	3,781	3,781	3,781	3,781	3,781	45,373	179	$ -	(45,373)	n/a
6110.0024	401K PLAN CONTRIBUTIONS	570	485	715	543	485	458	543	485	744	543	485	458	6,586	26	$ -	(6,586)	n/a
6110.0026	TEMPORARY LABOR	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6110.0027	SALARIES - EMPLOYEE DISCOUNT	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6110.0028	SALARIES - CONCIERGE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6110.0030	PAYROLL - OVERTIME	244	244	366	244	244	244	244	244	366	244	244	244	3,174	12	$ -	(3,174)	n/a

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D - 14

Community Name: Cascades II — Total Units: 254 — Total Sq Ftg: 267,492 — Date / Time Last Revised: 3/22/17 12:33 PM

	May-17	Jun-17	Jul-17	Aug-17	Sep-17	Oct-17	Nov-17	Dec-17	Jan-18	Feb-18	Mar-18	Apr-18	2017 ANNUAL
Occupied Units	238	240	240	240	240	240	240	240	240	240	240	240	240
Projected Vacancy Rate	6.44%	5.44%	5.44%	5.44%	5.44%	5.44%	5.44%	5.44%	5.40%	5.40%	5.40%	5.40%	5.52%
Physical Occupancy	93.56%	94.56%	94.56%	94.56%	94.56%	94.56%	94.56%	94.56%	94.57%	94.57%	94.57%	94.57%	94.48%
Net Rent per Occupied Unit	$1,091	$1,094	$1,097	$1,102	$1,105	$1,108	$1,109	$1,111	$1,112	$1,114	$1,116	$1,118	$1,108
Net Rent/Sq Ft	$ 1.036	$ 1.039	$ 1.042	$ 1.046	$ 1.049	$ 1.052	$ 1.053	$ 1.055	$ 1.056	$ 1.058	$ 1.060	$ 1.062	$ 1.051
% Growth Net Rent/Sq Ft	0.04%	0.30%	0.37%	0.41%	0.27%	0.28%	0.14%	0.13%	0.15%	0.14%	0.17%	0.21%	

	DESCRIPTION	May-17 5	Jun-17 6	Jul-17 7	Aug-17 8	Sep-17 9	Oct-17 10	Nov-17 11	Dec-17 12	Jan-18 1	Feb-18 2	Mar-18 3	Apr-18 4	2017 ANNUAL	2017 ANNL PER UNIT	Rolling 12 Comparison	2017 vs Rolling 12 VARIANCE	% VARIANCE
	TOTAL PAYROLL & BENEFITS	$ 28,057	$ 28,118	$ 33,698	$ 26,992	$ 23,881	$ 24,804	$ 25,211	$ 23,098	$ 32,806	$ 25,030	$ 22,909	$ 23,803	$ 315,146	$ 1,240.76	$ -	$ (315,146)	n/a
													Per Unit Benchmark	$	1,245.81			
6115.0002	RESIDENT RELATIONS	88	88	88	88	88	88	88	88	88	88	88	88	1,056	4	$ -	(1,056)	n/a
6115.0003	LEASING HOSPITALITY	381	381	381	381	381	381	381	381	381	381	381	381	4,572	18	$ -	(4,572)	n/a
6115.0004	ADVERTISING	2,262	2,044	1,384	1,384	1,142	1,384	1,384	1,142	1,384	1,384	1,142	1,384	15,353	60	$ -	(15,353)	n/a
6115.0008	PRINT/FLYERS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6115.0009	LOCATOR/REFERRAL FEES	1,040	1,040	1,040	1,040	1,040	1,040	1,040	1,040	1,040	1,040	1,040	1,040	12,480	49	$ -	(12,480)	n/a
6115.0010	PROMOTIONAL	5,984	3,120	625	858	737	781	880	880	882	671	671	704	16,353	64	$ -	(16,353)	n/a
6115.0011	TEMPORARY SIGNAGE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6115.0012	MODELS AND ACCESSORIES	520	20	20	20	20	20	20	20	520	20	20	20	1,240	5	$ -	(1,240)	n/a
6115.0013	CAREER APPAREL	(600)	2,700	(600)	(594)	(600)	2,700	(600)	(600)	(600)	(594)	(600)	(600)	(1,188)	(5)	$ -	1,188	n/a
6115.0014	LEAD2LEASE/LEVEL ONE	719	719	719	719	719	719	719	719	719	719	719	719	8,628	34	$ -	(8,628)	n/a
6115.0020	GUEST SUITE EXPENSE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6115.0021	BROCHURES/FLOOR PLANS	-	330	-	-	-	330	-	-	-	-	-	-	660	3	$ -	(660)	n/a
	TOTAL MARKETING & ADVER	$ 10,624	$ 10,662	$ 3,287	$ 3,596	$ 3,527	$ 7,763	$ 3,392	$ 3,450	$ 3,874	$ 3,608	$ 3,467	$ 3,626	$ 56,368	$ 232.95	$ -	$ (56,368)	n/a
													Per Unit Benchmark	$	267.25			
6117.0001	CLEANING SUPPLIES	306	306	306	306	306	306	306	306	306	306	306	306	3,672	14	$ -	(3,672)	n/a
6117.0002	CARPET CLEANING	1,155	1,279	1,114	1,238	784	645	495	495	576	536	536	880	9,818	36	$ -	(9,818)	n/a
6117.0003	CONTRACT CLEANING	1,532	1,867	1,488	1,620	1,108	1,372	828	828	916	872	872	1,004	14,275	56	$ -	(14,275)	n/a
6117.0005	PAINTING SUPPLIES	1,500	1,700	1,500	1,700	1,000	1,300	700	700	800	700	700	900	13,200	52	$ -	(13,200)	n/a
6117.0007	CONTRACT PAINTING	2,369	2,695	2,369	2,695	1,590	2,053	1,108	1,108	1,264	1,108	1,108	1,422	20,849	82	$ -	(20,849)	n/a
6117.0010	OTHER TURNOVER COSTS	385	428	371	413	261	318	165	165	193	176	179	220	3,273	13	$ -	(3,273)	n/a
6117.[illegible]	UNANTICIPATED TURNOVER	3,195	3,195	3,195	3,195	3,195	3,195	3,195	-	-	-	-	-	22,372	88			
	TOTAL TURNOVER COSTS	$ 10,442	$ 11,459	$ 10,244	$ 11,197	$ 8,263	$ 9,402	$ 6,796	$ 3,600	$ 4,059	$ 3,699	$ 3,699	$ 4,672	$ 87,459	$ 344.33	$ -	$ (87,459)	n/a
													Per Unit Benchmark	$	241.85			
6120.0001	COMPUTER EQUIPMENT/SUPPLIES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0002	APPLIANCE REPAIR	352	352	352	352	352	352	352	352	352	352	352	352	4,224	17	$ -	(4,224)	n/a
6120.0003	CARPET REPAIR	110	110	110	110	110	110	110	110	110	110	110	110	1,320	5	$ -	(1,320)	n/a
6120.0004	ELECTRICAL REPAIRS	198	198	198	198	198	198	198	198	198	198	198	198	2,376	9	$ -	(2,376)	n/a
6120.0005	ENTRY/GATE REPAIRS	44	44	44	44	44	44	44	44	44	44	44	44	528	2	$ -	(528)	n/a
6120.0006	HVAC REPAIRS	880	880	880	880	880	880	880	880	880	880	880	880	10,560	42	$ -	(10,560)	n/a
6120.0007	SIGNAGE REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0008	IRRIGATION REPAIRS/DRAINAGE CORRECTION	44	44	44	44	44	44	44	44	44	44	44	44	528	2	$ -	(528)	n/a
6120.0009	PARKING LOT REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0010	PLUMBING REPAIRS	528	528	528	528	528	528	528	528	528	528	528	528	6,336	25	$ -	(6,336)	n/a
6120.0011	ROOF REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0012	FENCE REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0013	GARAGE REPAIRS	220	220	220	220	220	220	220	220	220	220	220	220	2,640	10	$ -	(2,640)	n/a
6120.0014	SUBFLOOR REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0015	POOL/SPA REPAIRS	220	220	220	-	-	-	-	-	-	-	-	-	660	3	$ -	(660)	n/a
6120.0016	ALARM REPAIR	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0017	GOLF CART REPAIRS	25	25	25	25	25	25	25	25	25	25	25	25	300	1	$ -	(300)	n/a
6120.0018	POOL SUPPLIES	352	352	352	352	352	220	132	88	88	88	176	176	2,728	11	$ -	(2,728)	n/a
6120.0019	DRAPERY & BLINDS	44	44	44	44	44	44	44	44	44	44	44	44	528	2	$ -	(528)	n/a
6120.0020	LOCKS & SECURITY	220	220	220	220	220	220	220	220	220	220	220	220	2,640	10	$ -	(2,640)	n/a
6120.0021	LIGHTING	660	660	660	660	660	660	660	660	660	660	660	660	7,920	31	$ -	(7,920)	n/a
6120.0022	MAINTENANCE UNIFORMS	-	-	-	531	-	-	-	-	-	531	-	531	1,593	6	$ -	(1,593)	n/a
6120.0023	MAINTENANCE CONTRACTS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0024	BUILDING REPAIRS	440	440	440	440	440	440	440	440	440	440	440	440	5,280	21	$ -	(5,280)	n/a
6120.0025	TOOLS & SUPPLIES	330	330	330	330	330	330	330	330	330	330	330	330	3,960	16	$ -	(3,960)	n/a
6120.0026	SAFETY PROGRAM	59	59	59	59	59	59	59	59	59	59	59	59	703	3	$ -	(703)	n/a
6120.0032	FITNESS CENTER	-	220	-	-	220	-	-	220	-	-	220	-	880	3	$ -	(880)	n/a
6120.0033	BUSINESS CENTER	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL REPAIRS & MAINT	$ 4,728	$ 4,948	$ 4,728	$ 5,037	$ 4,728	$ 4,374	$ 4,286	$ 4,462	$ 4,242	$ 4,773	$ 4,550	$ 4,861	$ 55,764	$ 219.31	$ -	$ (55,764)	n/a
													Per Unit Benchmark	$	211.16			
6125.0001	LANDSCAPE	3,817	4,785	3,817	3,817	4,785	3,817	3,817	3,817	3,817	3,817	4,785	3,817	53,708	211	$ -	(53,708)	n/a
6125.0003	POOL SERVICE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6125.0004	FIRE INSPECTION/MONITORING	2,477	2,477	277	277	277	277	277	277	277	277	277	277	7,724	30	$ -	(7,724)	n/a
6125.0005	SECURITY SYSTEM	81	81	81	81	81	81	81	81	81	81	81	81	972	4	$ -	(972)	n/a
6125.0006	LEGAL FEES	51	51	51	51	51	51	51	51	51	51	51	51	612	2	$ -	(612)	n/a
6125.0007	SNOW REMOVAL	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6125.0008	EQUIPMENT LEASING/RENTAL	79	79	79	79	79	79	79	79	79	79	79	79	948	4	$ -	(948)	n/a
6125.0009	PEST CONTROL	660	660	660	660	660	660	2,200	660	660	660	660	660	9,460	37	$ -	(9,460)	n/a
6125.0011	APPLIANCE LEASING/RENTAL	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6125.0020	ELEVATOR SERVICES	1,310	1,310	1,310	1,310	1,310	1,310	1,310	1,310	1,310	1,310	1,310	1,310	15,720	62	$ -	(15,720)	n/a
6125.0025	SECURITY GUARDS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6125.0060	OTHER CONTRACT SERVICES	300	2,300	300	300	300	300	300	300	300	300	300	300	5,600	22	$ -	(5,600)	n/a
	TOTAL PROFESSIONAL SERVICE	$ 8,775	$ 10,743	$ 6,575	$ 6,575	$ 7,543	$ 6,575	$ 8,115	$ 6,575	$ 6,575	$ 6,575	$ 7,543	$ 6,575	$ 94,766	$ 373.10	$ -	$ (94,766)	n/a
													Per Unit Benchmark	$	324.10			
6130.0001	ACCOUNTING/ADP FEES	612	-	-	612	-	-	612	-	-	612	-	-	2,448	10	$ -	(2,448)	n/a
6130.0002	OFFICE EXPENSE	220	220	220	220	220	220	220	220	220	220	220	220	2,640	10	$ -	(2,640)	n/a
6130.0003	POSTAGE	20	20	20	20	20	20	20	20	20	20	20	20	240	1	$ -	(240)	n/a
6130.0004	PRINTING	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6130.0005	DUES, BOOKS & SUBSCRIPTIONS	7,716	7,716	7,716	7,716	7,716	8,204	7,716	7,716	7,716	7,716	7,716	7,716	93,080	366	$ -	(93,080)	n/a
6130.0006	ADMINISTRATIVE COSTS	145	145	145	145	145	145	145	145	145	145	145	145	1,740	7	$ -	(1,740)	n/a
6130.0007	LICENSES & FEES	10,337	3,447	3,489	3,489	3,319	4,132	3,319	3,319	3,319	3,319	3,829	4,054	49,134	193	$ -	(49,134)	n/a
6130.0008	EMPLOYEE GOODWILL	154	154	154	154	154	154	154	154	154	154	154	154	1,848	7	$ -	(1,848)	n/a
6130.0009	TRAVEL/MILEAGE REIMB	194	194	194	194	194	194	194	194	194	194	194	194	2,333	9	$ -	(2,333)	n/a
6130.0010	MEALS AND ENTERTAINMENT	50	50	50	50	50	50	50	50	50	50	50	50	600	2	$ -	(600)	n/a
6130.0011	TRAINING, SEMINARS & EDUC	-	590	2,300	-	590	-	-	590	-	-	590	-	4,360	17	$ -	(4,360)	n/a
6130.0014	EMPLOYEE RECRUITING	35	35	35	35	35	35	35	35	35	35	35	35	420	2	$ -	(420)	n/a
6130.0015	CHARITABLE CONTRIBUTIONS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6130.0016	VEHICLE EXPENSE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6130.0017	PROPERTY OWNERS ASSOC DUES	2,860	2,860	2,860	2,860	2,860	2,860	2,860	2,860	2,860	2,860	2,860	2,860	34,320	135	$ -	(34,320)	n/a
6130.0018	CREDIT BUREAU	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6130.0019	RELOCATION EXPENSE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6130.0020	PAYMENT PROCESSING FEE	387	429	429	431	431	432	433	433	434	434	435	436	5,123	20	$ -	(5,123)	n/a
	TOTAL ADMINISTRATIVE COSTS	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ -	$ [illegible]	n/a
													Per Unit Benchmark	$	270.89			
6140.0001	ELECTRIC - COMMON AREA	3,475	4,059	3,624	4,322	5,038	4,097	3,580	3,161	3,604	4,536	3,602	3,626	47,198	186	$ -	(47,198)	n/a
6140.0002	ELECTRIC - VACANT UNITS	740	740	740	740	740	740	740	740	740	740	740	740	8,880	35	$ -	(8,880)	n/a
6140.0004	WATER	3,143	2,816	2,847	2,487	2,828	2,816	2,840	4,471	2,863	2,382	2,725	2,254	34,465	136	$ -	(34,465)	n/a
6140.0006	GAS	115	79	57	48	48	43	50	71	120	294	259	107	1,203	5	$ -	(1,203)	n/a
6140.0007	CABLE TV	554	554	554	554	554	554	554	554	554	554	554	554	6,648	26	$ -	(6,648)	n/a
6140.0008	TELEPHONE & PAGERS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6140.0009	TRASH SERVICE	6,040	6,040	6,040	6,040	6,040	6,040	6,040	6,040	6,040	6,040	6,040	6,040	72,480	285	$ -	(72,480)	n/a
	TOTAL UTILITIES	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ -	$ [illegible]	n/a
													Per Unit Benchmark	$	[illegible]			
6145.0001	PROPERTY TAXES	37,850	37,850	37,850	37,850	37,850	37,850	37,850	37,850	37,850	37,850	37,850	37,850	454,200	1,788	$ -	(454,200)	n/a
6145.0004	OTHER TAXES & INSURANCE	1,052	1,052	1,052	1,052	1,052	1,052	1,052	1,052	1,052	1,052	1,052	1,052	12,618	50	$ -	(12,618)	n/a
6145.0015	TEXAS MARGIN TAX	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a

Cascades II Objective MM Version.xlsm [3/22/2017 12:34 PM]

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D - 15

Community Name: Cascades II   Total Units: 254   Total Sq Ftg: 267,462   Date / Time Last Revised: 5/22/17 12:33 PM

	May-17	Jun-17	Jul-17	Aug-17	Sep-17	Oct-17	Nov-17	Dec-17	Jan-18	Feb-18	Mar-18	Apr-18	2017
Occupied Units	238	240	240	240	240	240	240	240	240	240	240	240	240
Projected Vacancy Rate	6.44%	5.44%	5.44%	5.44%	5.44%	5.44%	5.44%	5.44%	5.40%	5.40%	5.40%	5.40%	5.52%
Physical Occupancy	93.56%	94.56%	94.56%	94.56%	94.56%	94.56%	94.56%	94.56%	94.57%	94.57%	94.57%	94.57%	94.48%
Net Rent per Occupied Unit	$1,091	$1,094	$1,097	$1,102	$1,105	$1,108	$1,109	$1,111	$1,112	$1,114	$1,116	$1,118	$1,106
Net Rent/Sq Ft	$ 1.036	$ 1.039	$ 1.042	$ 1.046	$ 1.049	$ 1.052	$ 1.053	$ 1.055	$ 1.056	$ 1.058	$ 1.060	$ 1.062	$ 1.051
% Growth Net Rent/Sq Ft	0.94%	0.30%	0.31%	0.41%	0.27%	0.28%	0.14%	0.13%	0.15%	0.14%	0.17%	0.21%	

	DESCRIPTION		May-17 5	Jun-17 6	Jul-17 7	Aug-17 8	Sep-17 9	Oct-17 10	Nov-17 11	Dec-17 12	Jan-18 1	Feb-18 2	Mar-18 3	Apr-18 4	2017 ANNUAL	2017 ANNL PER UNIT	Rolling 12 Comparison	2017 vs Rolling 12 VARIANCE	% VARIANCE
6145.0020	PY PROP TAX REFUNDS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6145.0021	TAX REFUND CONSULTANT FEE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6146.0001	INSURANCE		3,493	3,493	3,493	3,493	3,493	3,493	3,493	3,493	3,493	3,493	3,493	3,493	41,916	165	$ -	(41,916)	n/a
	TOTAL TAXES & INSURANCE		$ 42,395	$ 42,395	$ 42,395	$ 42,395	$ 42,395	$ 42,395	$ 42,395	$ 42,395	$ 42,395	$ 42,395	$ 42,395	$ 42,395	$ 508,734	$ 2,002.89	$ -	$ (508,734)	n/a
6150.0001	MANAGEMENT FEES	3.0%	8,506	8,574	8,555	8,608	8,536	8,589	8,507	8,545	8,549	8,540	8,560	8,535	102,558	404	$ -	(102,558)	n/a
	TOTAL MANAGEMENT CO. CHARGES		$ 8,506	$ 8,574	$ 8,555	$ 8,608	$ 8,536	$ 8,589	$ 8,507	$ 8,545	$ 8,549	$ 8,540	$ 8,560	$ 8,535	$ 102,558	$ 403.78	$ -	$ (102,558)	n/a
													Per Unit Benchmark	$ -					
6710.0001	RETAIL - SALARIES & WAGES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6710.0019	RETAIL - COMMISSIONS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6720.0024	RETAIL - OTHER REPAIRS & MAINTENANCE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6720.0025	RETAIL - MISC TOOLS AND SUPPLIES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6725.0001	RETAIL - LANDSCAPING		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6725.0006	RETAIL - LEGAL FEES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6730.0002	RETAIL - OFFICE SUPPLIES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6740.0001	RETAIL - ELECTRIC - COMMON AREAS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6740.0009	RETAIL - TRASH SERVICE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6745.0001	RETAIL - REAL PROPERTY TAXES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6748.0001	RETAIL - PROPERTY INSURANCE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6750.0005	RETAIL - ACCOUNTING FEES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL RETAIL EXPENSES		$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	n/a
	TOTAL OPERATING EXPENSES		$ 149,089	$ 148,864	$ 146,751	$ 136,426	$ 128,658	$ 133,668	$ 128,468	$ 133,698	$ 131,753	$ 124,677	$ 123,257	$ 123,182	$ 1,592,701	$ 6,270	$ -	$ (1,592,701)	n/a
	NET OPERATING INCOME (LOSS)		$ 126,962	$ 135,512	$ 144,493	$ 152,444	$ 156,679	$ 152,548	$ 155,269	$ 161,972	$ 162,169	$ 170,364	$ 162,085	$ 163,327	$ 1,825,643	$ 7,188	$ -	$ 1,825,643	n/a
7110.0001	DEBT SERVICE		45,984	45,984	50,792	50,792	50,792	50,792	50,792	50,792	50,792	56,546	56,546	56,546	617,250	2,430	$ -	(617,250)	n/a
7110.0015	ADD BACK PRINCIPAL		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7120.0001	DEPRECIATION		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7120.0005	AMORTIZATION		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7120.0010	AMORTIZATION - FAS 141 ADJ		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7120.0011	AMORTIZATION - ABOVE/BELOW MARKET		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7120.0500	LOAN PREMIUM AMORTIZATION		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.0001	PROFESSIONAL AUDIT FEES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.0006	TAX RETURN PREPARATION		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.0007	FRANCHISE TAXES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.0008	LEASE UP/MARKETING EXPENSE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.0009	TRANSITION COSTS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.0010	LEGAL EXPENSE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.0011	ASSET MANAGEMENT FEES	0.0%	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.0013	TREE TRIMMING		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.0060	PRIOR YEAR EXPENSE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.0660	OTHER NON-OPERATING EXPENSES		1,450	-	-	-	-	-	-	-	-	-	-	-	1,450	6	$ -	(1,450)	n/a
8410.0001	CAPITALIZED		-	(179,062)	-	-	(27,330)	-	-	(21,050)	-	-	(22,200)	-	(449,642)	(1,345)	$ -	449,642	n/a
	TOTAL NON-OPERATING EXPENSE		$ 47,414	$ (133,098)	$ 50,792	$ 50,792	$ 23,462	$ 50,792	$ 50,792	$ 29,742	$ 50,792	$ 56,546	$ 34,346	$ 56,546	$ (230,962)	$ (906)	$ -	$ 230,962	n/a
	** CAPITAL PROJECTS **																		
8210.0001	COMPUTER UPGRADES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8210.0002	FURNITURE & EQUIPMENT		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8210.0004	AUTO/TRUCK/GOLFCART		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.0001	LEASING OFFICE UPGRADES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.0002	CLUBHOUSE IMPROVEMENTS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.0003	MODEL UPGRADE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.0004	FLOORING		3,000	3,600	3,600	3,600	3,600	3,600	3,000	3,000	3,000	3,000	3,000	3,000	39,000	154	$ -	(39,000)	n/a
8220.0005	WOOD FLOORS		1,360	1,360	1,360	1,360	1,360	1,250	1,250	1,250	1,250	1,250	1,250	1,250	15,550	61	$ -	(15,550)	n/a
8220.0006	SHEETROCK/DRYWALL		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.0007	DOORS, WINDOWS & COVERINGS		400	400	400	400	400	400	400	400	400	400	400	400	4,800	19	$ -	(4,800)	n/a
8220.0008	CEILING FANS/LIGHTS/MED CAB		250	250	250	250	250	250	250	250	250	250	250	250	3,000	12	$ -	(3,000)	n/a
8220.0009	CABINETS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.0010	APPLIANCES		1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	12,000	47	$ -	(12,000)	n/a
8220.0011	WASHERS/DRYERS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.0012	INTERIOR PAINTING		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.0013	HANDICAP UNIT CONVERSION		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.0015	FITNESS CENTER		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.0016	PLUMBING REPAIRS/FIXTURES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.0020	UNIT UPGRADES/OTHER INTERIOR IMPRV		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8310.0002	SUBFLOOR REPAIRS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL INTERIOR IMPROVEMENTS		$ 6,010	$ 6,610	$ 6,610	$ 6,610	$ 6,610	$ 6,500	$ 5,900	$ 5,900	$ 5,900	$ 5,900	$ 5,900	$ 5,900	$ 74,350	$ 293	$ -	$ (74,350)	n/a
8210.0003	POOL FURNITURE		3,750	3,750	-	-	-	-	-	-	-	-	-	-	7,500	30	$ -	(7,500)	n/a
8310.0001	ROOFING		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8310.0003	EXTERIOR PAINTING		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8310.0004	EXTERIOR FIXTURES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8310.0005	FOUNDATION REPAIRS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8310.0006	HVAC		750	1,250	1,250	1,250	1,250	750	750	500	250	250	250	250	8,750	34	$ -	(8,750)	n/a
8310.0007	CARPORTS & GARAGES		250	250	250	250	250	250	250	250	250	250	250	250	3,000	12	$ -	(3,000)	n/a
8310.0008	GUTTERS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8310.0009	ALARMS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8310.0010	EXTERIOR WINDOWS/SIDING		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8310.0011	ELEVATORS		-	-	3,000	-	-	-	-	-	-	-	3,000	-	6,000	24	$ -	(6,000)	n/a
8320.0001	SIGNAGE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.0002	DUMPSTERS/COMPACTOR		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.0003	LANDSCAPING & IRRIGATION		1,000	1,000	-	-	-	-	-	-	-	-	-	-	2,000	8	$ -	(2,000)	n/a
8320.0005	PARKING LOT REPAIRS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.0006	WOOD DECK REPAIR		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.0007	FENCES & GATES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.0008	RECREATIONAL AREA UPGRADE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.0009	POOL REPAIRS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.0010	UTILITY SUBMETERING		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.0011	CONCRETE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.0012	DRAINAGE REPAIRS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.0013	PAVING/SLURRY SEAL		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.0014	LIGHT POLES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.0016	WATER METERS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.0017	RETAINING WALL		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.0018	ELECTRIC METERS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.0801	UNFORESEEN CAPEX		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL EXTERIOR IMPROVEMENTS		$ 5,750	$ 6,250	$ 4,500	$ 1,500	$ 1,500	$ 1,000	$ 1,000	$ 750	$ 500	$ 500	$ 3,500	$ 500	$ 27,250	$ 107	$ -	$ (27,250)	n/a
	TOTAL CAPITAL PROJECTS		$ 11,760	$ 12,860	$ 11,110	$ 8,110	$ 8,110	$ 7,500	$ 6,900	$ 6,650	$ 6,400	$ 6,400	$ 9,400	$ 6,400	$ 101,600	$ 400	$ -	$ (101,600)	n/a

** UPFRONT CAPITAL PROJECTS **

Cascades II - Objective MM version.xlsm [5/22/2017 12:34 PM]   PAGE 3 OF 4

D - 16

Community Name: Cascades II | Total Units: 254 | Total Sq Ftg: 267,462 | Date / Time Last Revised: 5/22/17 12:33 PM

Occupied Units	238	240	240	240	240	240	240	240	240	240	240	240	240
Projected Vacancy Rate	6.44%	5.44%	5.44%	5.44%	5.44%	5.44%	5.44%	5.44%	5.43%	5.43%	5.43%	5.43%	5.52%
Physical Occupancy	93.58%	94.58%	94.58%	94.58%	94.58%	94.58%	94.58%	94.58%	94.57%	94.57%	94.57%	94.57%	94.48%
Net Rent per Occupied Unit	$1,091	$1,094	$1,097	$1,102	$1,105	$1,106	$1,109	$1,111	$1,112	$1,114	$1,116	$1,118	$1,108
Net Rent/Sq Ft	$ 1.036	$ 1.039	$ 1.042	$ 1.046	$ 1.049	$ 1.052	$ 1.053	$ 1.055	$ 1.056	$ 1.058	$ 1.060	$ 1.062	1.051
% Growth Net Rent/Sq Ft	0.04%	0.30%	0.31%	0.41%	0.27%	0.28%	0.14%	0.13%	0.15%	0.14%	0.17%	0.21%	

	DESCRIPTION	May-17 5	Jun-17 6	Jul-17 7	Aug-17 8	Sep-17 9	Oct-17 10	Nov-17 11	Dec-17 12	Jan-18 1	Feb-18 2	Mar-18 3	Apr-18 4	2017 ANNUAL	2017 ANNL PER UNIT	Rolling 12 Comparison	2017 vs Rolling 12 VARIANCE	% VARIANCE
6610.0001	COMPUTER UPGRADES	18,432	-	-	-	-	-	-	-	-	-	-	-	18,432	73	$ -	(18,432)	n/a
6610.0002	FURNITURE & EQUIPMENT	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6610.0004	AUTO/TRUCK/GOLFCART	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6620.0001	LEASING OFFICE UPGRADES	34,825	-	-	-	-	-	-	-	-	-	-	-	34,825	137	$ -	(34,825)	n/a
6620.0002	CLUBHOUSE IMPROVEMENTS	195,000	195,000	-	-	-	-	-	-	-	-	-	-	390,000	1,535	$ -	(390,000)	n/a
6620.0003	MODEL UPGRADE	25,000	-	-	-	-	-	-	-	-	-	-	-	25,000	98	$ -	(25,000)	n/a
6620.0004	FLOORING	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6620.0005	WOOD FLOORS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6620.0006	SHEETROCK/DRYWALL	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6620.0007	DOORS, WINDOWS & COVERINGS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6620.0008	CEILING FANS/LIGHTS/MED CAB	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6620.0009	CABINETS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6620.0010	APPLIANCES	6,300	-	-	-	-	-	-	-	-	-	-	-	6,300	25	$ -	(6,300)	n/a
6620.0011	WASHERS/DRYERS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6620.0012	INTERIOR PAINTING	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6620.0013	HANDICAP UNIT CONVERSION	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6620.0015	FITNESS CENTER	45,000	3,000	-	-	-	-	-	-	-	-	-	-	48,000	189	$ -	(48,000)	n/a
6620.0016	PLUMBING REPAIRS/FIXTURES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6620.0020	UNIT UPGRADES/OTHER INTERIOR IMPRV	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6710.0002	SUBFLOOR REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL UPFRONT INTERIOR IMPROVEMENTS	$ 324,557	$ 198,000	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 522,557	$ 2,057	$ -	$ (522,557)	n/a
6610.0003	POOL FURNITURE	1,800	-	-	-	-	-	-	-	-	-	-	-	1,800	7	$ -	(1,800)	n/a
6710.0001	ROOFING	93,940	-	-	-	-	-	-	-	-	-	-	-	93,940	370	$ -	(93,940)	n/a
6710.0003	EXTERIOR PAINTING	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6710.0004	EXTERIOR FIXTURES	10,400	1,000	-	-	-	-	-	-	-	-	-	-	11,400	45	$ -	(11,400)	n/a
6710.0005	FOUNDATION REPAIRS	2,200	-	-	-	-	-	-	-	-	-	-	-	2,200	9	$ -	(2,200)	n/a
6710.0006	HVAC	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6710.0007	CARPORTS & GARAGES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6710.0008	GUTTERS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6710.0009	ALARMS	20,415	-	-	-	-	-	-	-	-	-	-	-	20,415	80	$ -	(20,415)	n/a
6710.0010	EXTERIOR WINDOWS/SIDING	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6710.0011	ELEVATORS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6720.0001	SIGNAGE	50,000	-	-	-	-	-	-	-	-	-	-	-	50,000	197	$ -	(50,000)	n/a
6720.0002	DUMPSTERS/COMPACTOR	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6720.0003	LANDSCAPING & IRRIGATION	23,000	-	-	-	-	-	-	-	-	-	-	-	23,000	91	$ -	(23,000)	n/a
6720.0005	PARKING LOT REPAIRS	4,000	-	-	-	-	-	-	-	-	-	-	-	4,000	16	$ -	(4,000)	n/a
6720.0006	WOOD DECK REPAIR	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6720.0007	FENCES & GATES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6720.0008	RECREATIONAL AREA UPGRADE	20,000	-	-	-	-	-	-	-	-	-	-	-	20,000	79	$ -	(20,000)	n/a
6720.0009	POOL REPAIRS	5,000	-	-	-	-	-	-	-	-	-	-	-	5,000	20	$ -	(5,000)	n/a
6720.0010	UTILITY SUBMETERING	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6720.0011	CONCRETE	500	-	-	-	-	-	-	-	-	-	-	-	500	2	$ -	(500)	n/a
6720.0012	DRAINAGE REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6720.0013	PAVING/SLURRY SEAL	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6720.0014	LIGHT POLES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6720.0016	WATER METERS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6720.0017	RETAINING WALL	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6720.0018	ELECTRIC METERS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL UPFRONT EXTERIOR IMPROVEMENTS	$ 231,255	$ 1,000	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 232,255	$ 914	$ -	$ (232,255)	n/a
	TOTAL UPFRONT CAPITAL PROJECTS	$ 555,812	$ 199,000	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 754,812	$ 2,972	$ -	$ (754,812)	n/a
	NET INCOME (LOSS)	$ (464,634)	$ (97,170)	$ 82,583	$ 83,592	$ 123,107	$ 94,336	$ 97,463	$ 125,580	$ 96,907	$ 97,208	$ 116,280	$ 100,141	$ 1,209,763	$ 4,727	$ -	$ 1,209,763	n/a

Cascades II Objective MM Version.xlsm [5/22/2017 12:39 PM]
PAGE 4 OF 4

D - 17

Community Name: Crown Ridge | Total Units: 352 | Total Sq Ftg: 304,192 | Date / Time Last Revised: 5/22/17 12:35 PM

		May-17	Jun-17	Jul-17	Aug-17	Sep-17	Oct-17	Nov-17	Dec-17	Jan-18	Feb-18	Mar-18	Apr-18	2017
	Occupied Units	325	325	328	332	332	332	332	332	332	332	332	332	330
	Projected Vacancy Rate	7.60%	7.59%	6.82%	5.61%	5.60%	5.80%	5.79%	5.78%	5.78%	5.77%	5.76%	5.76%	6.17%
	Physical Occupancy	92.40%	92.47%	93.18%	94.19%	94.20%	94.20%	94.27%	94.22%	94.22%	94.23%	94.24%	94.24%	93.80%
	Net Rent per Occupied Unit	$988	$992	$997	$1,002	$1,008	$1,010	$1,012	$1,014	$1,016	$1,018	$1,021	$1,025	$1,009
	Net Rent/Sq Ft	$ 1.143	$ 1.148	$ 1.154	$ 1.160	$ 1.165	$ 1.168	$ 1.171	$ 1.173	$ 1.176	$ 1.178	$ 1.182	$ 1.186	$ 1.167
	% Growth Net Rent/Sq Ft	0.20%	0.44%	0.48%	0.51%	0.30%	0.32%	0.27%	0.17%	0.17%	0.22%	0.28%	0.34%	

	DESCRIPTION	May-17 5	Jun-17 6	Jul-17 7	Aug-17 8	Sep-17 9	Oct-17 10	Nov-17 11	Dec-17 12	Jan-18 1	Feb-18 2	Mar-18 3	Apr-18 4	2017 ANNUAL	2017 ANNL PER UNIT	Rolling 12 Comparison	2017 vs Rolling 12 VARIANCE	% VARIANCE
4000.0000	** REVENUES **																	
4110.0001	MARKET RENT	$ 346,475	$ 347,175	$ 348,772	$ 350,554	$ 352,154	$ 353,437	$ 354,490	$ 355,321	$ 355,940	$ 356,626	$ 357,524	$ 358,654	$ 4,237,105	$ 12,037	$ -	4,237,105	n/a
4110.0005	MODEL UNITS	(1,226)	(1,226)	(1,226)	(1,226)	(1,226)	(1,226)	(1,226)	(1,226)	(1,226)	(1,226)	(1,226)	(1,226)	(14,748)	(42)	$ -	(14,748)	n/a
4110.0010	EMPLOYEE UNITS/SPACES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4110.0015	GAIN/LOSS TO LEASE	1,229	1,667	2,142	2,179	1,978	1,827	1,750	1,552	1,540	1,848	1,762	1,881	21,508	61	$ -	21,508	n/a
4110.0025	RESIDENT CONCESSIONS - ONE TIME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4110.0030	RESIDENT CONCESSIONS - PRORATED	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4110.0020	VACANCY LOSS - GPR	(25,116)	(25,116)	(22,575)	(19,155)	(19,211)	(19,254)	(19,286)	(19,318)	(19,338)	(19,356)	(19,381)	(19,413)	(246,531)	(700)	$ -	(246,531)	n/a
4110.0035	BAD DEBT WRITE OFF - RENT	(1,616)	(1,616)	(1,616)	(1,616)	(1,616)	(1,616)	(1,616)	(1,616)	(1,616)	(1,616)	(1,616)	(1,616)	(21,616)	(62)	$ -	(21,616)	n/a
	NET RENTAL INCOME	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ [illegible]	$ -	[illegible]	n/a
4120.0001	WATER REVENUE	9,014	9,014	9,014	9,014	9,014	9,014	9,014	9,014	9,014	9,014	9,014	9,014	108,168	307	$ -	108,168	n/a
4120.0003	ELECTRIC REVENUE	75	75	75	75	75	75	75	75	75	75	75	75	900	3	$ -	900	n/a
4120.0004	CABLE TV REVENUE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0005	TELEPHONE REVENUE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0006	GAS REVENUE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0007	TRASH REVENUE	5,854	5,855	6,232	6,299	6,300	6,300	6,833	6,833	6,833	6,834	6,834	6,835	76,841	218	$ -	76,841	n/a
4120.0008	RES/MISC FEES(LOCK&KEY,OTHER)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0009	APPLICATION FEES	952	1,365	1,550	1,611	1,155	945	840	525	525	700	910	1,050	12,128	34	$ -	12,128	n/a
4120.0010	LATE FEES	1,500	1,500	1,250	1,250	1,000	1,000	900	900	750	750	700	700	12,200	35	$ -	12,200	n/a
4120.0011	NSF FEES	225	150	225	150	225	150	225	150	225	150	225	150	2,250	6	$ -	2,250	n/a
4120.0012	LEGAL FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0013	NON-REFUNDABLE PET FEES	952	1,365	1,550	1,611	1,155	945	840	525	525	700	910	1,050	12,128	34	$ -	12,128	n/a
4120.0014	PET RENT	1,224	1,224	1,234	1,247	1,247	1,247	1,247	1,247	1,247	1,247	1,247	1,247	14,869	42	$ -	14,869	n/a
4120.0015	RELETTING FEES	834	1,666	837	1,683	848	1,698	852	1,709	858	1,714	859	1,724	15,279	43	$ -	15,279	n/a
4120.0016	DAMAGES	1,170	1,268	1,268	1,268	1,073	879	780	488	488	650	845	975	11,148	32	$ -	11,148	n/a
4120.0017	APPLIANCE RENT INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0018	MTM/SHORT TERM PREMIUM	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0019	ADMINISTRATIVE FEES	1,836	2,833	2,985	3,108	2,228	1,823	1,620	1,013	1,013	1,350	1,755	2,025	23,560	66	$ -	23,560	n/a
4120.0020	CARPORT INCOME	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	48,000	136	$ -	48,000	n/a
4120.0021	GARAGE RENT INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0022	STORAGE INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0023	LAUNDRY INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0024	VENDING INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0025	GUEST SUITE INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0027	HOA DUES REVENUE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0028	SECURITY ALARMS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0029	RENT BILLING FEES	1,327	1,327	1,336	1,353	1,353	1,353	1,353	1,353	1,353	1,353	1,353	1,353	16,170	46	$ -	16,170	n/a
4120.0030	PEST CONTROL REVENUE	813	813	820	829	829	829	829	829	829	829	829	829	9,908	28	$ -	9,908	n/a
4120.0031	DAMAGE FEES - PAINTING	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0032	DAMAGE FEES - CARPET CLEAN	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0033	DAMAGE FEES - CARPET REPLACEMENT	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0034	DAMAGE FEES - OTHER	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0041	AMMENITY FEE	340	488	554	578	413	338	300	188	188	250	325	375	4,332	12	$ -	4,332	n/a
4120.0710	PARKING FEES REVENUE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4410.0005	INTEREST INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4410.0010	MISC INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0501	WAVE RESIDENT UTILITIES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	n/a
4120.0502	WAVE APP/TRANSFER FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	$ -	n/a
4120.0503	WAVE LATE FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0504	WAVE NSF FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0505	WAVE CARPORT	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0506	WAVE GARAGE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0507	WAVE RELETTING FEE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0508	WAVE APPLIANCE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0509	WAVE DAMAGES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0510	WAVE PET FEE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0511	WAVE MTM	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0512	WAVE ADMIN FEE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0513	WAVE STORAGE FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0514	WAVE PET RENT	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4120.0515	WAVE DAMAGES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL OTHER REVENUES	$ 30,716	$ 32,744	$ 33,934	$ 34,273	$ 30,311	$ 30,364	$ 29,507	$ 28,647	$ 27,720	$ 28,416	$ 29,682	$ 31,203	$ 367,547	$ 1,044	$ -	367,547	n/a
4710.0003	RETAIL - RENT	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4710.0015	RETAIL - GAIN / LOSS TO LEASE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4710.0020	RETAIL - VACANCY LOSS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4710.0035	RETAIL - BAD DEBT WRITE OFF	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4720.0001	RETAIL - WATER REIMBURSEMENT	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4720.0002	RETAIL - SEWER REIMBURSEMENT	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4720.0003	RETAIL - ELECTRIC REIMBURSEMENT	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4720.0010	RETAIL - LATE FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4720.0503	RETAIL - WAVE LATE FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
4740.0007	RETAIL - COMMON AREA MAINTENANCE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL RETAIL REVENUES	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	-	n/a
	TOTAL REVENUE	$ 348,433	$ 350,740	$ 356,227	$ 360,834	$ 362,795	$ 363,587	$ 363,871	$ 363,532	$ 362,621	$ 363,296	$ 366,560	$ 369,207	$ 4,343,966	$ 12,336	$ -	4,343,966	n/a
	* * OPERATING EXPENSES * *																	
6110.0002	SALARIES - COMMUNITY DIRECTOR	3,846	3,846	5,769	3,846	3,846	3,846	3,846	3,846	5,769	3,846	3,846	3,846	50,000	142	$ -	(50,000)	n/a
6110.0003	SALARIES - ASST COMMUNITY DIR	2,560	2,560	3,840	2,560	2,560	2,560	2,560	2,560	3,840	2,560	2,560	2,560	33,280	95	$ -	(33,280)	n/a
6110.0004	SALARIES - LEASING DIRECTOR	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6110.0005	SALARIES - LEASING CONSULTANTS	3,240	3,240	4,860	3,240	3,240	3,240	3,240	3,240	4,860	3,240	3,240	3,240	42,120	120	$ -	(42,120)	n/a
6110.0006	SALARIES - MARKETING/LEASING	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6110.0007	SALARIES - MAINT DIRECTOR	3,840	3,840	5,760	3,840	3,840	3,840	3,840	3,840	5,760	3,840	3,840	3,840	49,920	142	$ -	(49,920)	n/a
6110.0008	SALARIES - ASST MAINT DIRECTOR	2,880	2,880	4,320	2,880	2,880	2,880	2,880	2,880	4,320	2,880	2,880	2,880	37,440	106	$ -	(37,440)	n/a
6110.0009	SALARIES - MAINT TECHNICIAN	4,800	4,800	7,200	4,800	4,800	4,800	4,800	4,800	7,200	4,800	4,800	4,800	62,400	177	$ -	(62,400)	n/a
6110.0010	SALARIES - MAINT TECH PORTER	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6110.0011	SALARIES - MAINT TECH PAINTER	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6110.0012	SALARIES - HOUSEKEEPER	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6110.0013	SALARIES - FITNESS INSTRUCTOR	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6110.0014	COURTESY PATROL	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6110.0018	BONUSES & WAGES	2,000	2,000	2,000	2,000	2,000	2,200	2,200	2,200	2,200	2,200	2,200	2,200	25,400	72	$ -	(25,400)	n/a
6110.0019	COMMISSIONS	2,030	2,438	2,570	2,614	2,083	1,666	1,500	938	938	1,250	1,625	1,875	21,526	61	$ -	(21,526)	n/a
6110.0020	PAYROLL TAXES	3,104	2,883	3,798	2,147	1,985	1,871	1,851	1,600	2,669	1,660	1,612	1,831	28,201	80	$ -	(28,201)	n/a
6110.0021	WORKERS COMPENSATION	381	381	542	381	381	381	381	381	542	381	381	381	4,898	13	$ -	(4,898)	n/a
6110.0022	EMPLOYEE INSURANCE	2,521	2,521	2,521	2,521	2,521	2,521	2,521	2,521	2,521	2,521	2,521	2,521	30,247	86	$ -	(30,247)	n/a
6110.0024	401K PLAN CONTRIBUTIONS	454	454	651	454	454	460	460	460	657	460	460	460	5,881	17	$ -	(5,881)	n/a
6110.0026	TEMPORARY LABOR	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6110.0027	SALARIES - EMPLOYEE DISCOUNT	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6110.0028	SALARIES - CONCIERGE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6110.0030	PAYROLL - OVERTIME	432	432	648	432	432	432	432	432	648	432	432	432	5,616	16	$ -	(5,616)	n/a

Crown Ridge Year One.xlsm (5/22/2017 12:35 PM)

PAGE 1 OF 4

D - 18

Community Name: Crown Ridge | Total Units: 352 | Total Sq Ftg: 304,192 | Date / Time Last Revised: 3/22/17 12:36 PM

	DESCRIPTION	May-17 5	Jun-17 6	Jul-17 7	Aug-17 8	Sep-17 9	Oct-17 10	Nov-17 11	Dec-17 12	Jan-18 1	Feb-18 2	Mar-18 3	Apr-18 4	2017 ANNUAL	2017 ANNL PER UNIT	Rolling 12 Comparison	2017 vs Rolling 12 VARIANCE	% VARIANCE
	Occupied Units	325	325	328	332	332	332	332	332	332	332	332	332	330				
	Projected Vacancy Rate	7.60%	7.59%	6.82%	5.61%	5.60%	5.60%	5.79%	5.79%	5.78%	5.77%	5.76%	5.76%	6.17%				
	Physical Occupancy	92.40%	92.41%	93.18%	94.19%	94.20%	94.20%	94.21%	94.22%	94.22%	94.23%	94.24%	94.24%	93.83%				
	Net Rent per Occupied Unit	$999	$992	$997	$1,002	$1,008	$1,010	$1,012	$1,014	$1,016	$1,018	$1,021	$1,025	$1,009				
	Net Rent/Sq Ft	$ 1.143	$ 1.148	$ 1.154	$ 1.160	$ 1.165	$ 1.169	$ 1.171	$ 1.173	$ 1.176	$ 1.178	$ 1.182	$ 1.186	$ 1.167				
	% Growth Net Rent/Sq Ft	0.20%	0.44%	0.49%	0.51%	0.39%	0.32%	0.27%	0.17%	0.17%	0.22%	0.29%	0.34%					
	TOTAL PAYROLL & BENEFITS	$ 32,068	$ 32,354	$ 44,446	$ 31,604	$ 30,981	$ 30,769	$ 30,880	$ 29,877	$ 41,823	$ 30,273	$ 30,877	$ 30,946	$ 396,728	$ 1,127.06	$ -	$ (396,728)	n/a
													Per Unit Benchmark	$	1,104.46			
6115.0002	RESIDENT RELATIONS	250	250	250	250	250	250	250	250	250	250	250	250	3,000	9	$ -	(3,000)	n/a
6115.0003	LEASING HOSPITALITY	253	253	253	253	253	253	253	253	253	253	253	253	3,041	9	$ -	(3,041)	n/a
6115.0004	ADVERTISING	2,616	2,107	1,824	1,824	2,107	1,824	1,824	2,107	1,824	1,824	2,107	1,824	24,515	70	$ -	(24,515)	n/a
6115.0008	PRINT/FLYERS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6115.0009	LOCATOR/REFERRAL FEES	2,677	3,174	3,674	3,081	3,160	2,895	2,697	2,198	2,203	2,202	2,705	2,708	33,802	96	$ -	(33,802)	n/a
6115.0010	PROMOTIONAL	16,460	450	450	450	450	450	450	450	450	450	450	450	21,410	61	$ -	(21,410)	n/a
6115.0011	TEMPORARY SIGNAGE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6115.0012	MODELS AND ACCESSORIES	2,000	-	-	-	-	-	-	-	-	-	-	-	2,000	6	$ -	(2,000)	n/a
6115.0013	CAREER APPAREL	(400)	(400)	(950)	1,604	(400)	(400)	(400)	(400)	(950)	1,604	(400)	(400)	(762)	(2)	$ -	762	n/a
6115.0014	LEAD/LEASING/LEVEL ONE	988	988	988	988	988	988	988	988	988	988	988	988	11,854	34	$ -	(11,854)	n/a
6115.0020	GUEST SUITE EXPENSE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6115.0021	BROCHURES/FLOOR PLANS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL MARKETING & ADVER	$ 24,836	$ 6,827	$ 6,040	$ 9,120	$ 6,847	$ 6,160	$ 6,171	$ 5,856	$ 5,474	$ 7,990	$ 6,362	$ 6,162	$ 98,830	$ 281.05	$ -	$ (98,830)	n/a
													Per Unit Benchmark	$	215.84			
6117.0001	CLEANING SUPPLIES	320	320	320	320	320	320	320	320	320	320	320	320	3,840	11	$ -	(3,840)	n/a
6117.0002	CARPET CLEANING	1,060	1,170	1,170	1,170	660	810	720	450	450	600	760	900	10,260	29	$ -	(10,260)	n/a
6117.0003	CONTRACT CLEANING	2,658	3,158	3,382	3,457	2,503	2,648	2,520	2,138	2,138	2,350	2,605	2,775	32,727	93	$ -	(32,727)	n/a
6117.0005	PAINTING SUPPLIES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6117.0007	CONTRACT PAINTING	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6117.0010	OTHER TURNOVER COSTS	450	488	488	488	413	338	300	188	188	250	325	375	4,288	12	$ -	(4,288)	n/a
6117.0900	UNANTICIPATED TURNOVER	3,000	3,000	3,000	3,000	3,000	3,000	-	-	-	-	-	-	18,000	51	$ -	[illegible]	n/a
	TOTAL TURNOVER COSTS	$ 7,508	$ 8,135	$ 8,359	$ 8,434	$ 7,625	$ 7,115	$ 3,860	$ 3,095	$ 3,095	$ 3,520	$ 4,009	$ 4,370	$ 69,145	$ 196.42	$ -	$ (69,145)	n/a
													Per Unit Benchmark	$	242.09			
6120.0001	COMPUTER EQUIPMENT/SUPPLIES	281	-	-	-	-	-	-	-	-	-	-	-	281	1	$ -	(281)	n/a
6120.0002	APPLIANCE REPAIR	222	222	222	222	222	222	222	222	222	222	222	222	2,664	8	$ -	(2,664)	n/a
6120.0003	CARPET REPAIR	592	592	592	592	592	592	592	592	592	592	592	592	7,104	20	$ -	(7,104)	n/a
6120.0004	ELECTRICAL REPAIRS	30	30	30	30	30	30	30	30	30	30	30	30	360	1	$ -	(360)	n/a
6120.0005	ENTRY/GATE REPAIRS	30	30	30	30	30	30	30	30	30	30	30	30	360	1	$ -	(360)	n/a
6120.0006	HVAC REPAIRS	900	900	900	900	900	900	900	900	900	900	900	900	10,800	31	$ -	(10,800)	n/a
6120.0007	SIGNAGE REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0008	IRRIGATION REPAIRS/DRAINAGE CORRECTION	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0009	PARKING LOT REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0010	PLUMBING REPAIRS	750	750	750	750	750	750	750	750	750	750	750	750	9,000	26	$ -	(9,000)	n/a
6120.0011	ROOF REPAIRS	250	250	250	250	250	250	250	250	250	250	250	250	3,000	9	$ -	(3,000)	n/a
6120.0012	FENCE REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0013	GARAGE REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0014	SUB-FLOOR REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0015	POOL/SPA REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0016	ALARM REPAIR	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0017	GOLF CART REPAIRS	-	-	300	-	-	300	-	-	300	-	-	300	1,200	3	$ -	(1,200)	n/a
6120.0018	POOL SUPPLIES	100	100	100	100	100	100	100	100	100	100	100	100	1,200	3	$ -	(1,200)	n/a
6120.0019	DRAPERY & BLINDS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0020	LOCKS & SECURITY	225	225	225	225	225	225	225	225	225	225	225	225	2,700	8	$ -	(2,700)	n/a
6120.0021	LIGHTING	760	760	760	760	760	760	760	760	760	760	760	760	9,120	26	$ -	(9,120)	n/a
6120.0022	MAINTENANCE UNIFORMS	-	-	-	708	-	-	-	708	-	-	-	708	2,124	6	$ -	(2,124)	n/a
6120.0023	MAINTENANCE CONTRACTS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0024	BUILDING REPAIRS	575	575	575	575	575	575	575	575	575	575	575	575	6,900	20	$ -	(6,900)	n/a
6120.0025	TOOLS & SUPPLIES	-	-	-	315	-	-	-	315	-	-	-	315	1,260	4	$ -	(1,260)	n/a
6120.0026	SAFETY PROGRAM	107	107	107	107	107	107	107	107	107	107	107	107	1,280	4	$ -	(1,280)	n/a
6120.0032	FITNESS CENTER	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6120.0033	BUSINESS CENTER	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL REPAIRS & MAINT	$ 4,602	$ 4,541	$ 5,196	$ 5,249	$ 4,541	$ 5,196	$ 4,541	$ 4,541	$ 5,196	$ 4,541	$ 5,249	$ 4,541	$ 59,330	$ 168.55	$ -	$ (59,330)	n/a
													Per Unit Benchmark	$	166.76			
6125.0001	LANDSCAPE	4,800	2,400	2,400	2,400	2,400	4,800	2,400	2,400	2,400	2,400	2,400	2,400	33,600	96	$ -	(33,600)	n/a
6125.0002	POOL SERVICE	240	240	240	240	240	240	240	240	240	240	240	240	2,880	8	$ -	(2,880)	n/a
6125.0003	FIRE INSPECTION/MONITORING	-	-	5,503	-	-	-	-	-	-	-	-	-	5,503	16	$ -	(5,503)	n/a
6125.0005	SECURITY SYSTEM	79	79	79	79	79	79	79	79	79	79	79	79	948	3	$ -	(948)	n/a
6125.0006	LEGAL FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6125.0007	SNOW REMOVAL	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6125.0008	EQUIPMENT LEASING/RENTAL	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6125.0009	PEST CONTROL	375	375	375	375	375	375	375	375	375	375	375	375	4,500	13	$ -	(4,500)	n/a
6125.0011	APPLIANCE LEASING/RENTAL	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6125.0020	ELEVATOR SERVICES	9,261	-	-	9,261	-	-	9,261	-	-	9,261	-	-	37,044	105	$ -	(37,044)	n/a
6125.0021	SECURITY GUARDS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6125.0060	OTHER CONTRACT SERVICES	-	-	3,610	700	-	-	-	-	-	-	-	-	4,310	12	$ -	(4,310)	n/a
	TOTAL PROFESSIONAL SERVICE	$ 14,854	$ 3,093	$ 12,207	$ 13,054	$ 3,093	$ 5,493	$ 12,354	$ 3,093	$ 3,093	$ 12,354	$ 3,093	$ 3,093	[illegible]	[illegible]	$ -	[illegible]	n/a
													Per Unit Benchmark	$	303.06			
6130.0001	ACCOUNTING/ADP FEES	408	-	-	408	-	-	408	-	-	408	-	-	1,632	5	$ -	(1,632)	n/a
6130.0002	OFFICE EXPENSE	256	256	256	256	256	256	256	256	256	256	256	256	3,072	9	$ -	(3,072)	n/a
6130.0003	POSTAGE	25	25	25	25	25	25	25	25	25	25	25	25	300	1	$ -	(300)	n/a
6130.0004	PRINTING	50	50	50	50	50	50	50	50	50	50	50	50	600	2	$ -	(600)	n/a
6130.0005	DUES, BOOKS & SUBSCRIPTIONS	-	-	-	-	1,136	1,242	-	-	-	-	-	-	2,378	7	$ -	(2,378)	n/a
6130.0006	ADMINISTRATIVE COSTS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6130.0007	LICENSES & FEES	13,142	5,541	5,563	5,563	5,413	6,457	5,413	5,413	5,413	5,413	5,446	6,146	74,930	213	$ -	(74,930)	n/a
6130.0008	EMPLOYEE GOODWILL	150	150	150	150	150	150	150	150	150	150	150	150	1,800	5	$ -	(1,800)	n/a
6130.0009	TRAVEL/MILEAGE REIMB	216	216	216	216	216	216	216	216	216	216	216	216	2,592	7	$ -	(2,592)	n/a
6130.0010	MEALS AND ENTERTAINMENT	145	145	145	145	145	145	145	145	145	145	145	145	1,740	5	$ -	(1,740)	n/a
6130.0011	TRAINING, SEMINARS & EDUC	-	560	2,080	-	-	-	-	560	-	-	-	-	4,360	12	$ -	(4,360)	n/a
6130.0014	EMPLOYEE RECRUITING	60	60	60	60	60	60	60	60	60	60	60	60	720	2	$ -	(720)	n/a
6130.0015	CHARITABLE CONTRIBUTIONS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6130.0016	VEHICLE EXPENSE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6130.0017	PROPERTY OWNERS ASSOC DUES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6130.0018	CREDIT BUREAU	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6130.0019	RELOCATION EXPENSE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6130.0020	PAYMENT PROCESSING FEE	463	444	504	582	584	590	587	586	589	587	591	592	6,878	19	$ -	(6,878)	n/a
	TOTAL ADMINISTRATIVE COSTS	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	$ -	[illegible]	n/a
													Per Unit Benchmark	$	256.02			
6140.0001	ELECTRIC - COMMON AREA	2,637	2,637	2,637	2,637	2,637	2,637	2,637	2,637	2,637	2,637	2,637	2,637	31,642	90	$ -	(31,642)	n/a
6140.0002	ELECTRIC - VACANT UNITS	1,217	1,214	1,212	1,205	1,203	1,202	1,201	1,201	1,200	1,199	1,197	1,197	14,466	41	$ -	(14,466)	n/a
6140.0004	WATER	11,128	11,128	11,128	11,128	11,128	11,128	11,128	11,128	11,128	11,128	11,128	11,128	133,536	379	$ -	(133,536)	n/a
6140.0006	GAS	50	50	50	50	50	50	50	50	50	50	50	50	600	2	$ -	(600)	n/a
6140.0007	CABLE TV	50	50	50	50	50	50	50	50	50	50	50	50	600	2	$ -	(600)	n/a
6140.0008	TELEPHONE & PAGERS	1,800	1,800	1,800	1,800	1,800	1,800	1,800	1,800	1,800	1,800	1,800	1,800	21,600	61	$ -	(21,600)	n/a
6140.0009	TRASH SERVICE	5,350	5,350	5,350	5,350	5,350	5,350	5,350	5,350	5,350	5,350	5,350	5,350	64,200	182	$ -	(64,200)	n/a
	TOTAL UTILITIES	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	266,746	757.80	$ -	(266,746)	n/a
													Per Unit Benchmark	$	523.16			
6145.0001	PROPERTY TAXES	73,310	73,310	73,310	73,310	73,310	73,310	73,310	73,310	73,310	73,310	73,310	73,310	879,720	2,499	$ -	(879,720)	n/a
6145.0004	OTHER TAXES & INSURANCE	1,316	1,316	1,316	1,316	1,316	1,316	1,316	1,316	1,316	1,316	1,316	1,316	15,795	45	$ -	(15,795)	n/a
6145.0015	TEXAS MARGIN TAX																	

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D - 19

Community Name: Crown Ridge | Total Units: 352 | Total Sq Ftg: 304,192 | Date / Time Last Revised: 3/22/17 12:35 PM

Occupied Units	325	325	324	332	332	332	332	332	332	332	332	332	330
Projected Vacancy Rate	7.60%	7.59%	6.82%	5.61%	5.60%	5.60%	5.79%	5.78%	5.78%	5.77%	5.76%	5.76%	6.17%
Physical Occupancy	92.40%	92.41%	93.18%	94.19%	94.20%	94.20%	94.21%	94.22%	94.22%	94.23%	94.24%	94.24%	93.83%
Net Rent per Occupied Unit	$999	$992	$997	$1,002	$1,006	$1,010	$1,012	$1,014	$1,016	$1,018	$1,021	$1,025	$1,009
Net Rent/Sq Ft	$ 1.143	$ 1.149	$ 1.154	$ 1.160	$ 1.165	$ 1.168	$ 1.171	$ 1.173	$ 1.176	$ 1.178	$ 1.182	$ 1.186	$ 1.167
% Growth Net Rent/Sq Ft	0.20%	0.44%	0.49%	0.51%	0.39%	0.32%	0.27%	0.17%	0.17%	0.22%	0.29%	0.34%	

	DESCRIPTION		May-17 5	Jun-17 6	Jul-17 7	Aug-17 8	Sep-17 9	Oct-17 10	Nov-17 11	Dec-17 12	Jan-18 1	Feb-18 2	Mar-18 3	Apr-18 4	2017 ANNUAL	2017 ANNL PER UNIT	Rolling 12 Comparison	2017 vs Rolling 12 VARIANCE	% VARIANCE
6145.3020	PY PROP TAX REFUNDS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6145.3021	TAX REFUND CONSULTANT FEE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6146.3001	INSURANCE		4,840	4,840	4,840	4,840	4,840	4,840	4,840	4,840	4,840	4,840	4,840	4,840	58,080	165	$ -	(58,080)	n/a
	TOTAL TAXES & INSURANCE		$ 75,466	$ 75,466	$ 75,466	$ 75,466	$ 75,466	$ 75,466	$ 75,466	$ 75,466	$ 75,466	$ 75,466	$ 75,466	$ 75,466	$ 905,593	$ 2,750.08	$ -	$ (905,593)	n/a
6150.3001	MANAGEMENT FEES	3.0%	10,490	10,612	10,747	10,938	10,884	10,907	10,902	10,895	10,885	10,959	10,997	11,078	130,262	370	$ -	(130,262)	n/a
	TOTAL MANAGEMENT CO. CHARGES		$ 10,490	$ 10,612	$ 10,747	$ 10,938	$ 10,884	$ 10,907	$ 10,902	$ 10,895	$ 10,885	$ 10,959	$ 10,997	$ 11,078	$ 130,262	$ 370.13	$ -	$ (130,262)	n/a
														Per Unit Benchmark	$ -				
6710.3001	RETAIL – SALARIES & WAGES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6710.3019	RETAIL – COMMISSIONS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6720.3024	RETAIL – OTHER REPAIRS & MAINTENANCE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6720.3025	RETAIL – MISC TOOLS AND SUPPLIES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6725.3001	RETAIL – LANDSCAPING		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6725.3006	RETAIL – LEGAL FEES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6730.3002	RETAIL – OFFICE SUPPLIES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6740.3001	RETAIL – ELECTRIC - COMMON AREAS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6740.3009	RETAIL – TRASH SERVICE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6745.3001	RETAIL – REAL PROPERTY TAXES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6746.3001	RETAIL – PROPERTY INSURANCE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
6750.3005	RETAIL – ACCOUNTING FEES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL RETAIL EXPENSES		$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	n/a
	TOTAL OPERATING EXPENSES		$ 211,176	$ 174,747	$ 198,525	$ 187,882	$ 174,292	$ 176,619	$ 177,422	$ 188,641	$ 175,220	$ 175,237	$ 188,916	$ 175,861	$ 2,184,544	$ 6,149	$ -	$ (2,184,544)	n/a
	NET OPERATING INCOME (LOSS)		$ 138,277	$ 176,301	$ 156,006	$ 176,721	$ 188,404	$ 186,937	$ 185,980	$ 156,313	$ 184,501	$ 188,546	$ 187,942	$ 198,356	$ 2,176,521	$ 6,185	$ -	$ 2,176,521	n/a
7110.3001	DEBT SERVICE		96,202	96,105	105,146	105,040	104,933	104,827	104,720	104,614	104,507	111,881	111,562	111,444	1,266,781	3,599	$ -	(1,266,781)	n/a
7110.3015	ADD BACK PRINCIPAL		(40,581)	(40,581)	(40,581)	(40,581)	(40,581)	(40,581)	(40,581)	(40,581)	(40,581)	(40,581)	(40,581)	(40,581)	(486,972)	(1,383)	$ -	486,972	n/a
7120.3001	DEPRECIATION		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7120.3005	AMORTIZATION		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7120.3010	AMORTIZATION - FAS 141 ADJ		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7120.3011	AMORTIZATION - ABOVE/BELOW MARKET		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7120.3500	LOAN PREMIUM AMORTIZATION		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.3001	PROFESSIONAL AUDIT FEES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.3006	TAX RETURN PREPARATION		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.3007	FRANCHISE TAXES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.3008	LEASE UP/MARKETING EXPENSE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.3009	TRANSITION COSTS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.3010	LEGAL EXPENSE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.3011	ASSET MANAGEMENT FEES	0.0%	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.3013	TREE TRIMMING		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.3050	PRIOR YEAR EXPENSE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
7125.3060	OTHER NON-OPERATING EXPENSES		990	-	-	-	-	-	-	-	-	-	-	-	990	3	$ -	(990)	n/a
8410.3001	CAPITALIZED		-	(573,265)	-	-	(207,971)	-	-	(110,602)	-	-	(100,945)	-	(993,003)	(2,821)	$ -	993,003	n/a
	TOTAL NON-OPERATING EXPENSE		$ 55,611	$ (514,781)	$ 64,565	$ 64,459	$ (143,619)	$ 64,246	$ 64,139	$ (46,768)	$ 63,926	$ 71,100	$ (29,964)	$ 70,863	$ (213,204)	$ (605)	$ -	$ 213,204	n/a
	** CAPITAL PROJECTS **																		
8210.3001	COMPUTER UPGRADES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8210.3002	FURNITURE & EQUIPMENT		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8210.3004	AUTO/TRUCK/GOLFCART		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.3001	LEASING OFFICE UPGRADES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.3002	CLUBHOUSE IMPROVEMENTS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.3003	MODEL UPGRADE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.3004	FLOORING		2,650	3,060	3,060	3,060	2,620	2,150	1,650	1,200	1,200	1,500	2,000	2,250	26,400	75	$ -	(26,400)	n/a
8220.3005	WOOD FLOORS		6,518	7,046	7,046	7,046	5,989	4,932	4,228	2,642	2,642	3,523	4,580	5,813	62,005	176	$ -	(62,005)	n/a
8220.3006	SHEETROCK/DRYWALL		350	350	350	350	350	350	350	350	350	350	350	350	4,200	12	$ -	(4,200)	n/a
8220.3007	DOORS, WINDOWS & COVERINGS		350	350	350	350	350	350	350	350	350	350	350	350	4,200	12	$ -	(4,200)	n/a
8220.3008	CEILING FANS/LIGHTS/MED CAB		200	200	200	200	200	200	200	200	200	200	200	200	2,400	7	$ -	(2,400)	n/a
8220.3009	CABINETS		200	200	200	200	200	200	200	200	200	200	200	200	2,400	7	$ -	(2,400)	n/a
8220.3010	APPLIANCES		650	650	650	650	650	650	650	650	650	650	650	650	7,800	22	$ -	(7,800)	n/a
8220.3011	WASHERS/DRYERS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.3012	INTERIOR PAINTING		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.3013	HANDICAP UNIT CONVERSION		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.3015	FITNESS CENTER		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8220.3016	PLUMBING REPAIRS/FIXTURES		100	100	100	100	100	100	100	100	100	100	100	100	1,200	3	$ -	(1,200)	n/a
8220.3020	UNIT UPGRADES/OTHER INTERIOR IMPRV		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8310.3002	SUBFLOOR REPAIRS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL INTERIOR IMPROVEMENTS		$ 11,218	$ 11,956	$ 11,956	$ 11,956	$ 10,459	$ 8,932	$ 7,928	$ 5,892	$ 5,892	$ 6,873	$ 8,430	$ 9,913	$ 111,005	$ 315	$ -	$ (111,005)	n/a
8210.3003	POOL FURNITURE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8310.3001	ROOFING		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8310.3003	EXTERIOR PAINTING		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8310.3004	EXTERIOR FIXTURES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8310.3005	FOUNDATION REPAIRS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8310.3006	HVAC		2,650	2,650	2,450	2,450	1,700	1,550	1,200	500	500	600	1,350	2,000	19,600	56	$ -	(19,600)	n/a
8310.3007	CARPORTS & GARAGES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8310.3008	GUTTERS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8310.3009	ALARMS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8310.3010	EXTERIOR WINDOWS/SIDING		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8310.3011	ELEVATORS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.3001	SIGNAGE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.3002	DUMPSTERS/COMPACTOR		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.3003	LANDSCAPING & IRRIGATION		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.3005	PARKING LOT REPAIRS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.3006	WOOD DECK REPAIR		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.3007	FENCES & GATES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.3008	RECREATIONAL AREA UPGRADE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.3009	POOL REPAIRS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.3010	UTILITY SUBMETERING		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.3011	CONCRETE		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.3012	DRAINAGE REPAIRS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.3013	PAVING/SLURRY SEAL		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.3014	LIGHT POLES		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.3016	WATER METERS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.3017	RETAINING WALL		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.3018	ELECTRIC METERS		-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8320.3801	UNFORESEEN CAPEX		261	-	-	-	-	-	-	-	-	-	-	-	261	1	$ -	(261)	n/a
	TOTAL EXTERIOR IMPROVEMENTS		$ 2,911	$ 2,650	$ 2,450	$ 2,450	$ 1,700	$ 1,550	$ 1,200	$ 500	$ 500	$ 600	$ 1,350	$ 2,000	$ 19,861	$ 56	$ -	$ (19,861)	n/a
	TOTAL CAPITAL PROJECTS		$ 14,129	$ 14,606	$ 14,406	$ 14,406	$ 12,159	$ 10,482	$ 9,128	$ 6,392	$ 6,392	$ 7,473	$ 9,780	$ 11,913	$ 130,866	$ 372	$ -	$ (130,866)	n/a

** UPFRONT CAPITAL PROJECTS **

Crown Ridge Year One.xlsm [3/22/2017 12:35 PM]

PAGE 3 OF 4

D - 20

Community Name: Crown Ridge | Total Units: 352 | Total Sq Ftg: 304,192 | Date / Time Last Revised: 3/22/17 12:35 PM

	Occupied Units	325	325	329	332	332	332	332	332	332	332	332	332	330
	Projected Vacancy Rate	7.60%	7.59%	6.62%	5.61%	5.60%	5.60%	5.79%	5.78%	5.78%	5.77%	5.76%	5.76%	6.17%
	Physical Occupancy	92.40%	92.41%	93.38%	94.39%	94.20%	94.20%	94.21%	94.22%	94.22%	94.23%	94.24%	94.24%	93.83%
	Net Rent per Occupied Unit	$988	$992	$997	$1,002	$1,006	$1,010	$1,012	$1,014	$1,016	$1,018	$1,021	$1,025	$1,006
	Net Rent/Sq Ft	$ 1.143	$ 1.148	$ 1.154	$ 1.160	$ 1.165	$ 1.168	$ 1.171	$ 1.173	$ 1.176	$ 1.178	$ 1.182	$ 1.186	$ 1.167
	% Growth Net Rent/Sq Ft	0.20%	0.44%	0.49%	0.51%	0.39%	0.32%	0.27%	0.17%	0.17%	0.22%	0.28%	0.34%	

	DESCRIPTION	May-17 5	Jun-17 6	Jul-17 7	Aug-17 8	Sep-17 9	Oct-17 10	Nov-17 11	Dec-17 12	Jan-18 1	Feb-18 2	Mar-18 3	Apr-18 4	2017 ANNUAL	2017 ANNL PER UNIT	Rolling 12 Comparison	2017 vs Rolling 12 VARIANCE	% VARIANCE
8610.3001	COMPUTER UPGRADES	25,000	-	-	-	-	-	-	-	-	-	-	-	25,000	71	$ -	(25,000)	n/a
8610.3002	FURNITURE & EQUIPMENT	25,000	-	-	-	-	-	-	-	-	-	-	-	25,000	71	$ -	(25,000)	n/a
8610.3004	AUTO/TRUCK/GOLFCART	16,000	-	-	-	-	-	-	-	-	-	-	-	16,000	45	$ -	(16,000)	n/a
8620.3001	LEASING OFFICE UPGRADES	4,500	-	-	-	-	-	-	-	-	-	-	-	4,500	13	$ -	(4,500)	n/a
8620.3002	CLUBHOUSE IMPROVEMENTS	7,500	-	-	-	-	-	-	-	-	-	-	-	7,500	21	$ -	(7,500)	n/a
8620.3003	MODEL UPGRADE	20,000	-	-	-	-	-	-	-	-	-	-	-	20,000	57	$ -	(20,000)	n/a
8620.3004	FLOORING	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.3005	WOOD FLOORS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.3006	SHEETROCK/DRYWALL	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.3007	DOORS, WINDOWS & COVERINGS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.3008	CEILING FANS/LIGHTS/MED CAB	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.3009	CABINETS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.3010	APPLIANCES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.3011	WASHERS/DRYERS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.3012	INTERIOR PAINTING	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.3013	HANDICAP UNIT CONVERSION	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.3015	FITNESS CENTER	52,500	20,000	-	-	-	-	-	-	-	-	-	-	72,500	206	$ -	(72,500)	n/a
8620.3016	PLUMBING REPAIRS/FIXTURES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8620.3020	UNIT UPGRADES/OTHER INTERIOR IMPRV	-	50,000	55,000	57,500	42,500	35,000	30,000	20,000	20,000	25,000	32,500	37,500	405,000	1,151	$ -	(405,000)	n/a
8710.3002	SUBFLOOR REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL UPFRONT INTERIOR IMPROVEMENTS	$ 152,500	$ 70,000	$ 55,000	$ 57,500	$ 42,500	$ 35,000	$ 30,000	$ 20,000	$ 20,000	$ 25,000	$ 32,500	$ 37,500	$ 575,500	$ 1,635	$ -	$ (575,500)	n/a
8610.3003	POOL FURNITURE	5,000	1,000	1,000	1,000	-	-	-	-	-	-	-	-	8,000	23	$ -	(8,000)	n/a
8710.3001	ROOFING	53,200	-	-	-	-	-	-	-	-	-	-	-	53,200	151	$ -	(53,200)	n/a
8710.3003	EXTERIOR PAINTING	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8710.3004	EXTERIOR FIXTURES	7,040	5,600	-	-	-	-	-	-	-	-	-	-	12,640	36	$ -	(12,640)	n/a
8710.3005	FOUNDATION REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8710.3006	HVAC	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8710.3007	CARPORTS & GARAGES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8710.3008	GUTTERS	7,500	-	-	-	-	-	-	-	-	-	-	-	7,500	21	$ -	(7,500)	n/a
8710.3009	ALARMS	4,000	880	-	-	-	-	-	-	-	-	-	-	4,880	14	$ -	(4,880)	n/a
8710.3010	EXTERIOR WINDOWS/SIDING	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8710.3011	ELEVATORS	5,000	-	-	-	5,000	-	-	-	-	-	-	-	10,000	28	$ -	(10,000)	n/a
8720.3001	SIGNAGE	25,000	25,000	-	-	-	-	-	-	-	-	-	-	50,000	142	$ -	(50,000)	n/a
8720.3002	DUMPSTERS/COMPACTOR	7,500	-	-	-	-	-	-	-	-	-	-	-	7,500	21	$ -	(7,500)	n/a
8720.3003	LANDSCAPING & IRRIGATION	45,000	3,000	-	-	-	-	-	-	-	-	-	-	48,000	136	$ -	(48,000)	n/a
8720.3005	PARKING LOT REPAIRS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8720.3006	WOOD DECK REPAIR	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8720.3007	FENCES & GATES	15,007	2,000	-	-	-	-	-	-	-	-	-	-	17,007	48	$ -	(17,007)	n/a
8720.3008	RECREATIONAL AREA UPGRADE	60,000	1,000	-	-	-	-	-	-	-	-	-	-	61,000	173	$ -	(61,000)	n/a
8720.3009	POOL REPAIRS	329	-	-	-	-	-	-	-	-	-	-	-	329	1	$ -	(329)	n/a
8720.3010	UTILITY SUBMETERING	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8720.3011	CONCRETE	5,000	2,000	5,000	-	-	-	-	-	-	-	-	-	12,000	34	$ -	(12,000)	n/a
8720.3012	DRAINAGE REPAIRS	6,000	-	-	-	-	-	-	-	-	-	-	-	6,000	17	$ -	(6,000)	n/a
8720.3013	PAVING/SLURRY SEAL	13,000	-	-	-	-	-	-	-	-	-	-	-	13,000	37	$ -	(13,000)	n/a
8720.3014	LIGHT POLES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8720.3016	WATER METERS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
8720.3017	RETAINING WALL	25,000	-	-	-	-	-	-	-	-	-	-	-	25,000	71	$ -	(25,000)	n/a
8720.3018	ELECTRIC METERS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$ -	-	n/a
	TOTAL UPFRONT EXTERIOR IMPROVEMENTS	$ 283,576	$ 40,480	$ 6,000	$ 1,000	$ 5,000	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 336,056	$ 955	$ -	$ (336,056)	n/a
	TOTAL UPFRONT CAPITAL PROJECTS	$ 436,076	$ 110,480	$ 61,000	$ 58,500	$ 47,500	$ 35,000	$ 30,000	$ 20,000	$ 20,000	$ 25,000	$ 32,500	$ 37,500	$ 911,556	$ 2,590	$ -	$ (911,556)	n/a
	NET INCOME (LOSS)	$ (266,333)	$ 568,679	$ 19,728	$ 26,236	$ 273,454	$ 77,209	$ 63,723	$ 217,090	$ 94,463	$ 63,479	$ 165,528	$ 79,120	$ 1,348,309	$ 3,830	$ -	$ 1,348,309	n/a

Crown Ridge Year One.xlsm (3/22/2017 12:35 PM)

PAGE 4 OF 4

D - 21

EXHIBIT E

Intentionally Omitted

E - 1

EXHIBIT F

Pursuit Cost Budget

Cibolo Canyon

Pre-Acq at 3/20/17

03-11-000-1510.0201

Vendor	Invoice	Date	Amount	Description
Diamond Technical Surveys	17-9054	2/6/2017	2,125.00	Infrared inspection
		2/7/2017	39.38	DD Brett M
		2/17/2017	2,243.83	2/17 payroll
		2/16/2017	107.00	DD Janna J
		2/13/2017	101.65	DD Kaitlyn D
		2/18/2017	165.70	DD Rich F
Stone Oak Land Design	8481	2/8/2017	690.09	Irrigation inspection
AEI Consultants	008-0218923	2/22/2017	2,300.00	Property condition assessment
		2/28/2017	1,384.60	DD Janna J
		2/28/2017	3,006.91	DD Rich F
		2/28/2017	1,132.45	DD Brett M
		2/28/2017	214.69	DD Kara M
		2/28/2017	1,477.54	DD Stefanie M
		2/28/2017	53.47	DD Jackie E
		2/28/2017	40.99	DD Sarah C
		2/28/2017	178.60	DD Sarah C
		2/28/2017	385.78	DD Sarah C
The Planning and Zoning Co	I100515-1	2/28/2017	1,050.00	Site expense
Persohn/Hahn Associates	5728-01	3/1/2017	1,727.10	Elevator due diligence
Don Illingworth & Associates	17060	3/6/2017	1,200.00	Engineering services
Bock & Clark Corporation	1121531	2/24/2017	3,750.00	ALTA/NSPS land survey
Targus Associates	7346	3/10/2017	3,500.00	PHASE I ESA
Terracon	T884619	3/16/2017	5,400.00	ADA & FHAA Assessment
WJHW			2,800.00	Acoustic Testing
FLSA			4,000.00	Fire Life Safty Inspection
Assumption Deposit			11,000.00
			50,074.78

F - 1

Crown Ridge

Pre-Acq at 3/20/17

03-11-000-1510.0199

Vendor	Invoice	Date	Amount	Description
		2/17/2017	915.74	2/17 payroll
Pest Management	293975	2/14/2017	487.13	Pest control
		2/18/2017	2,502.68	Due diligence Rich F
		2/18/2017	20.00	Due diligence Rich F
		2/21/2017	120.38	Due diligence Fred R
		2/22/2017	1,838.06	Due diligence Sarah C
Diamond Technical Surveys	17-9055	2/13/2017	2,125.00	Infrared inspection
AEI Consultants	008-0218923	2/22/2017	2,650.00	Property condition assessment
		2/28/2017	90.00	Due diligence Janna J
		2/28/2017	567.46	Due diligence Rich F
		2/28/2017	1,132.46	Due diligence Brett M
		2/28/2017	867.93	Due diligence Stefanie M
		2/28/2017	53.46	Due diligence Jackie E
		2/28/2017	66.37	Due diligence Sarah C
		2/28/2017	40.99	Due diligence Sarah C
		2/28/2017	178.60	Due diligence Sarah C
The Planning and Zoning Co	I100519-1	2/28/2017	1,050.00	Site expense
Persohn/Hahn Associates	5730-01	3/1/2017	6,255.13	Elevator due diligence
Bock & Clark Corporation	1121489	2/23/2017	7,900.00	ALTA/NSPS Land survey
Don Illingworth & Associates	17062	3/7/2017	1,500.00	Consulting engineering
Stone Oak Land Design	8537	3/5/2017	446.53	Irrigation inspection
Targus Associates	7344	3/10/2017	4,100.00	Phase I ESA
Terracon	T884615	3/16/2017	5,000.00	ADA & FHAA Assessment
WJHW			2,800.00	Acoustic Testing
FLSA			7,189.00	Fire Life Safety Inspection
Stone Oak Land Design			608.91	Irrigation Inspection
Assumption Deposit			11,000.00
			61,505.83

F - 2

Canyon Springs

Pre-Acq at 3/20/17

03-11-000-1510.0200

Vendor	Invoice	Date	Amount	Description
		2/17/2017	1,841.01	2/17 payroll
		2/18/2017	28.22	DD Rich F
		2/18/2017	19.16	DD Rich F
		2/21/2017	98.44	DD Fred R
Stone Oak Land Design	8484	2/14/2017	357.23	Irrigation inspection
Pest Management	293974	2/8/2017	487.13	Pest service
Diamond Technical Surveys	17-9056	2/13/2017	2,125.00	Infrared inspection
AEI Consultants	008-0218923	2/22/2017	2,650.00	Property condition assessment
		2/28/2017	227.04	DD Rich F
		2/28/2017	659.30	DD Christine D
		2/28/2017	148.91	DD Cali R
		2/28/2017	1,132.46	DD Brett M
		2/28/2017	25.46	DD Fred R
		2/28/2017	53.47	DD Jackie E
		2/28/2017	2,671.48	DD Sarah C
		2/28/2017	900.94	DD Sarah C
		2/28/2017	40.99	DD Sarah C
		2/28/2017	178.60	DD Sarah C
The Planning and Zoning Co	I100517-1	2/28/2017	1,050.00	Site expense
Persohn/Hahn Associates	5729-01	3/1/2017	5,122.45	Elevator due diligence
Bock & Clark Corporation	1121530	2/24/2017	4,800.00	ALTA/NSPS Land Survey
Don Illingworth & Associates	17061	3/7/2017	1,500.00	Consulting engineering
Targus Associates	7345	3/10/2017	5,000.00	Phsae I ESA
Stone Oak Land Design	8541	3/10/2017	730.69	Irrigation inspection
Terracon	T884616	3/16/2017	5,400.00	ADA & FHAA Assessment
WJHJ			2,800.00	Acoustic Testing
FLSA			7,035.00	Fire Life Safety Inspection
Assumption Deposit			11,000.00
			58,082.98

F - 3

Orion at Cascades

Pre-Acq at 3/20/2017

03-11-000-1510.0197

Vendor	Invoice	Date	Amount	Description
Pest Management	296976	2/8/2017	757.75	Pest service
		2/17/2017	4,522.54	2/17 payroll
Don Illingworth	8341	2/16/2017	1,125.00	Site inspection
		2/16/2017	120.38	Due diligence Janna J
		2/13/2017	133.75	Due diligence Kaitlyn D
		2/18/2017	3,140.84	Due diligence Rich F
		2/21/2017	125.19	Due diligence Fred R
		2/14/2017	212.64	Due diligence Colleen M
Diamond Technical Surveys	17-9057	2/13/2017	2,225.00	Infrared inspection
AEI consultants	008-0218923	2/22/2017	2,600.00	Property condition assessment
		2/28/2017	1,259.49	Due diligence Janna J
		2/28/2017	2,827.95	Due diligence Fred R
		2/28/2017	87.80	Due diligence Kara M
		2/28/2017	103.33	Due diligence Mike I
		2/28/2017	178.60	Due diligence Sarah C
		2/28/2017	218.00	Due diligence Sarah C
		2/28/2017	4.31	Due diligence Kaitlyn D
The Planning and Zoning Co	I100497-1	3/6/2017	1,000.00	Site expense
Targus Associates	7342	3/10/2017	5,450.00	Phase I ESA
Grayco Roofing Consulting	17031	3/14/2017	8,484.23	Roof Consulting
		3/17/2017	96.30	Due diligence Deb Buck
Terracon	T884610	3/16/2017	5,400.00	ADA and FHAA Assessment
WJHW			2,500.00	Acoustic Testing
Assumption Deposit			11,000.00
			53,573.10

F - 4

Orion at Cascades II

Pre-Acq at 3/20/17

03-11-000-1510.0198

Vendor	Invoice	Date	Amount	Description
Pest Management	293977	2/8/2017	633.26	Pest service
		2/17/2017	4,135.76	2/17 payroll
Don Illingworth	8341	2/16/2017	1,125.00	Site inspection
		2/16/2017	120.37	Due diligence Janna J
		2/13/2017	133.75	Due diligence Kaitlyn D
John Cowan & Associates	022017	2/20/2017	5,000.00	1/2 survey fee
		2/18/2017	2,663.11	Due diligence Rich F
		2/21/2017	125.19	Due diligence Fred R
Persohn/Hahn Associates	5725-01	2/16/2017	2,393.75	Elevator due diligence
		2/14/2017	211.65	Due diligence Colleen M
Diamond Technical Surveys	17-9058	2/13/2017	2,225.00	Infrared inspection
AEI consultants	008-0218923	2/22/2017	2,400.00	Property condition assessment
		2/28/2017	1,259.50	Due diligence Janna J
		2/28/2017	2,827.86	Due diligence Rich F
		2/28/2017	87.80	Due diligence Kara M
		2/28/2017	103.30	Due diligence Mike I
		2/28/2017	178.60	Due diligence Sarah C
		2/28/2017	218.00	Due diligence Sarah C
		2/28/2017	4.31	Due diligence Kaitlyn D
Fedex	5-717-72389	2/23/2017	12.19	Fedex
The Planning and Zoning Co	I100498-1	3/2/2017	1,000.00	Site expense
Targus Associates	7343	3/10/2017	2,300.00	Phase I ESA
John Cowan & Associates	102643	3/3/2017	5,825.00	Update ALTA/ACSM survey
Grayco Roofing Consulting	17031	3/14/2017	8,484.23	Roof Consulting
		3/17/2017	96.30	Due diligence Deb Buck
Terracon	T884611	3/16/2017	5,000.00	FHAA Assessment
WJHW			2,500.00	Acoustic Testing
Assumption Deposit			11,000.00
			62,063.93

	Loan Balance
Assumption Fee 1%
Canyon Springs	$43,125,000		$431,250
Crown Ridge	$29,653,768		$296,538
Cascades I	$33,207,000		$332,070
Cascades II	$23,175,000		$231,750
Cibolo Canyon	$17,451,856		$174,519
Total	$146,612,624		$1,466,126
Additional Expenses
Bocarsly Emden Cowan Esmail & Arndt Legal Fees to Date			$115,000
Earnest Money Deposit			$3,000,000
Extension Earnest Money (2 at $1,000,000 each)			$2,000,000

F - 5

EXHIBIT G

Form of Buy-Sell Notice

[Offeror / Initiating Member name and address]

________ __, 20__

BY FACSIMILE AND CERTIFIED MAIL

[Offeree / Non-Initiating Member Name and Address]

Re:	[Offer Election][Sale] Notice pursuant to Limited Liability Company Agreement of BR CWS 2017 Portfolio JV, LLC

Ladies/Gentlemen:

Reference is made to that certain Limited Liability Company Agreement of BR CWS 2017 Portfolio JV, LLC (the “Company”), dated March ___, 2017 (as amended, the “Agreement”).Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.

This letter shall constitute a notice by [Promote Member] [Bluerock]

Buy-Sell:

invoking its rights to initiate the buy-sell option as Offeror under Section 15.1 of the Agreement (the “Offer Notice”).

The aggregate dollar amount which we would be willing to pay [insert name of applicable Owner or Company, as applicable] for [Buy-Sell Property/name Owner or Property] as of the Closing Date free and clear of all liabilities is $________ (the “Valuation Amount”).

We estimate that if the closing were consummated for the Valuation Amount in accordance with the terms set forth in Section 15.1 of the Agreement, the amount that would be distributable to you if you accepted the offer (i.e., you elect the Sell Option) would be $________, and the amount that would be distributable to us if you did not accept the offer (i.e., you elect the Buy Option) would be $________.The amounts set forth in the preceding sentence shall be subject to the adjustments provided in Section 15.1 of the Agreement.

[Include a description of all oral, and copies of all written, offers and inquiries received by the Offeror during the previous twelve-month period relating to the financing, disposition or leasing of the Buy-Sell Property (including proposals for the formation of one or more new entities for the ownership and operation of the Buy-Sell Property).]

G - 1

It is the intention of the Offeror that the Loan relating to the Buy-Sell Property will [be paid-off at closing/remain in place at closing.]

In accordance with Section 15.1 of the Agreement, you have 60 days from the delivery of this Offer Election Notice to elect to either (i) cause the Company to sell the interests in the Owner that owns the Buy-Sell Property to us or our designee (i.e., the Sell Option), or (ii) cause the Company to sell the interests in the Owner that owns the Buy-Sell Property to you or your designee (i.e., the Buy Option).

[remainder of page intentionally left blank]

[signature page next page]

G - 2

Sincerely,

[OFFEROR / INITIATING MEMBER]

By:
Name:
Title:

G - 3

SCHEDULE 1

TO OFFER ELECTION NOTICE

Valuation Amount:	$	________

Plus:Cash Balances and Deposits*	$	________

Less:Outstanding Debt*	$	________

Less:Other Liabilities*	$	________

Net Amount to be Distributed to Members*	$	________

Bluerock’s Share*	$	________

CWS’ Share*	$	________

Promote Member’s Share*

Earnest Money Deposit	$	________

*	These amounts are estimates and are subject to adjustment on the actual Closing Date in accordance with Section 15.1 of the Agreement.

G - 4

EXHIBIT H

Preferred Return Calculation

Compounded 10% Pref With Distributions

1.00797414

0.00797414

	1	2	3	4	5	6	7	8	9	10	11	12
	45,000,000	45,358,836	45,720,534	45,385,116	45,747,023	46,111,816	45,779,519	46,144,571	46,512,534	46,183,432	46,551,705	46,922,915
	358,836	361,698	364,582	361,907	364,793	367,702	365,052	367,963	370,897	368,273	371,210	374,170
distro	-	-	700,000	-	-	700,000	-	-	700,000	-	-	700,000
	358,836	361,698	(335,418)	361,907	364,793	(332,298)	365,052	367,963	(329,103)	368,273	371,210	(325,830)
	45,358,836	45,720,534	45,385,116	45,747,023	46,111,816	45,779,519	46,144,571	46,512,534	46,183,432	46,551,705	46,922,915	46,597,085

Compounded 10% Pref Without Distributions

1.00797414

0.00797414

	1	2	3	4	5	6	7	8	9	10	11	12
	45,000,000	45,358,836	45,720,534	46,085,116	46,452,605	46,823,025	47,196,398	47,572,749	47,952,101	48,334,477	48,719,903	49,108,403
	358,836	361,698	364,582	367,489	370,420	373,373	376,351	379,352	382,377	385,426	388,499	391,597
distro	-	-	-	-	-	-	-	-	-	-	-	-
	358,836	361,698	364,582	367,489	370,420	373,373	376,351	379,352	382,377	385,426	388,499	391,597
	45,358,836	45,720,534	46,085,116	46,452,605	46,823,025	47,196,398	47,572,749	47,952,101	48,334,477	48,719,903	49,108,403	49,500,000

H - 1

EXHIBIT I

Form of Property Management Agreement

(SEE ATTACHED)

I - 1